UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21864

WisdomTree Trust

(Exact name of registrant as specified in charter)

245 Park Avenue, 35th Floor

New York, NY 10167

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 909-9473

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Reports to Shareholders are attached hereto.

WisdomTree Trust

Annual Report

June 30, 2019

International Equity ETFs:

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund (DHDG)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

WisdomTree Emerging Markets Dividend Fund (DVEM)

WisdomTree Europe Multifactor Fund (EUMF)

(formerly, WisdomTree Dynamic Currency Hedged Europe Equity Fund (DDEZ))

WisdomTree Global ex-Mexico Equity Fund (XMX)

WisdomTree ICBCCS S&P China 500 Fund (WCHN)

WisdomTree Japan Multifactor Fund (JAMF)

(formerly, WisdomTree Dynamic Currency Hedged Japan Equity Fund (DDJP))

Fixed Income ETFs:

WisdomTree Fundamental U.S. Corporate Bond Fund (WFIG)

WisdomTree Fundamental U.S. High Yield Corporate Bond Fund (WFHY)

WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund (SFIG)

WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund (SFHY)

Alternative ETFs:

WisdomTree Dynamic Bearish U.S. Equity Fund (DYB)

WisdomTree Dynamic Long/Short U.S. Equity Fund (DYLS)

Asset Allocation ETFs:

WisdomTree 90/60 U.S. Balanced Fund (NTSX)

WisdomTree Balanced Income Fund (WBAL)

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the WisdomTree Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, annual and semi-annual shareholder reports will be available on the WisdomTree Funds’ website (www.wisdomtree.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Market Environment Overview

(unaudited)

U.S. Market

The U.S. equity market, as measured by the S&P 500® Index, returned +10.42% for the twelve month fiscal period that ended June 30, 2019 (the “period”).

U.S. equities experienced positive returns through September 2018, driven by robust corporate profits and economic growth, the benefit of U.S. corporate tax reform, gradual monetary policy normalization, as well as positive consumer and business survey data.

The positive trend in U.S. equities reversed in the fourth quarter of 2018 with the S&P 500® Index experiencing a market correction of -13.52%, resulting in the first calendar year loss for the index since the 2008 financial crisis. Key drivers of negative returns and heightened volatility in the fourth quarter of 2018 were concerns about the sustainability of U.S. corporate earnings growth, U.S. credit quality, as well as fears of slowing global trade and economic growth.

In the last six months of 2018, the U.S. Federal Reserve (the “Fed”) raised the benchmark rate two times, equating to a cumulative increase of 0.50%. Meanwhile, the Consumer Price Index decreased from its 2018 peak and U.S. inflation expectations, as measured by the difference between the nominal and real 10-year U.S. Treasury yields, fell below the +2.0% threshold, a signal from the market that the additional Fed rate hikes in late 2018 may not have been warranted.

In the first quarter of 2019 the U.S. equity market, as measured by the S&P 500® Index, rebounded sharply to return +13.65%. Indicators of economic growth signaled a mix of moderating growth and continued strength. Purchasing Managers’ Index survey data decreased, although the level remained consistent with the average it had been across periods of economic expansion. Meanwhile, payroll wage and unemployment data exceeded expectations. The delayed release of fourth-quarter and full-year 2018 gross domestic product (“GDP”) fueled positive equity market returns — 2018 real GDP growth of +2.9% was stronger than anticipated and marked a rate of expansion that had only been reached two other times since 2005. The Fed also paused its multi-year rate hike program for the time being and stressed that further rate actions would be data dependent. Easing monetary policy and more constructive U.S.-China trade negotiations drove positive sentiment in U.S. equity markets.

The second quarter of 2019 was characterized by a continued relief rally in U.S. stocks through April 2019, followed by a sell-off in May 2019, and a subsequent recovery in June 2019. The release of stronger than anticipated first quarter GDP growth as well the continuation of solid jobs and wages gains alongside record low unemployment levels helped drive positive equity market returns in April 2019. In early May 2019, U.S.-China trade negotiations broke down — the U.S. increased tariffs to 25% from 10% on $200 billion in Chinese goods, and China responded in-kind by raising tariffs on U.S. imports. Leading up to the Federal Reserve June 2019 meeting, core inflation remained below the Fed’s 2% target, manufacturing survey data slightly deteriorated, and the May 2019 jobs report came in meaningfully below expectations. In June 2019, the Fed’s outlook for the U.S. economy was markedly uncertain. The Fed left its target monetary policy rate unchanged and indicated that future rate action would be taken if needed to sustain the U.S. economic expansion. Expectations for future Fed rate cuts along with resumption of U.S.-China trade negotiations at the upcoming G-20 forum led U.S. equities higher through the end of June 2019 to return +4.30% in the second quarter of 2019.

Over the period, the increase in U.S. short-term interest rates exceeded the decrease in long-term rates (an anomaly that is generally seen as a recession indicator if it persists for a protracted period of time), resulting in an inversion of the yields at the short-end of the U.S. Treasury yield curve. The Fed funds rate increased 0.50% to 2.50% while the 2-Year U.S. Treasury Note yield fell 0.77% to 1.75% and the U.S. 10-Year Treasury yield fell 0.85% to 2.00%. The closely monitored spread between the 2- and 10-year U.S. Treasury yields decreased from 0.33% to 0.25% over the period. The rise in short-term rates was

WisdomTree Trust	1

Market Environment Overview

(unaudited) (continued)

driven by tightening monetary policy through the final six months of 2018, while the drop in long-term rates reflected the outlook for slowing global economic growth, declining inflation expectations, as well as the Fed’s dovish shift in monetary policy in early 2019.

Through early January 2019, investment grade and high yield spreads, as measured by the ICE BofA Merrill Lynch U.S. Corporate Master Option-Adjusted Spread and the ICE BofA Merrill Lynch U.S. High Yield Option-Adjusted Spread, both expanded 0.34% and 1.83%, respectively, reflecting fears of slowing global trade and economic growth as well as a potential for deterioration of U.S. credit quality. Early January 2019 marked the peak in investment grade and high yield spreads for the twelve month period ended June 30, 2019. From early January 2019 through the end of June 2019, investment grade and high yield spreads tightened, reflecting expectations for easing monetary policy and a more constructive outlook on U.S. credit quality. As of June 30, 2019, investment grade spreads tightened 0.41% and 0.07% from the January 2019 peak and the beginning of the 12-month period ended June 30, 2019, respectively. Meanwhile, high-yield spreads tightened 1.38% from the January 2019 peak, but widened 0.45% from the beginning of the 12-month period ended June 30, 2019.

Emerging and International Markets

Emerging market (“EM”) equities, as measured by the MSCI Emerging Markets Index, returned +1.84% in local currency terms and +1.21% in U.S. dollar terms over the 12-month period ending June 30, 2019. For much of the period, broad strength in the U.S. dollar hurt foreign EM currencies. Argentina and Turkey experienced even greater negative currency performance due to political and economic shocks. The Argentine peso weakened 31.90% versus the U.S. dollar during the period. A sharp contraction in Argentinian economic activity in the fourth quarter of 2018 combined with rampant inflation, high unemployment, and a large fiscal deficit sunk the Argentinian peso, despite a sizeable financial support program from the International Monetary Fund. During the fiscal period, the Turkish lira declined 20.73% versus the U.S. dollar as the Turkish economy entered a recession in late 2018 and foreign investors weighed concerns over the country’s political and economic instability. Rising debt burdens and subsequent bankruptcies led the Turkish lira lower over the period, alongside a meaningful increase in borrowing costs and persistently high inflation.

The first half of the period was characterized by negative equity market returns driven by moderating global economic growth and trade. Signals of a slowdown in China were a meaningful headwind on EM equity returns at the end of 2018 — China’s GDP growth slowed to a level last experienced in 2009. The country’s manufacturing activity contracted while trade activity also provided evidence of the negative impact from the U.S.-China trade dispute. These factors all contributed to growing concerns around slowing demand for global products and resources from China. Additionally, many EM countries with economies that are heavily reliant on the performance of the energy market were negatively impacted by a 40% drop in crude oil prices in the fourth quarter of 2018 due to oversupply.

In the early second half of the period, economic stimulus implemented by the Chinese government and easing trade tensions with the U.S. were substantial drivers of positive equity market performance in China as well as in export-oriented countries in the first quarter of 2019. Expectations for flat-to-lower U.S. interest rates also bolstered emerging market returns in the first quarter. Energy-centric economies benefited from a recovery in oil prices following a cut in global production in early 2019. Positive sentiment around global trade was somewhat offset by troubled emerging market economies, including a slow recovery in Argentina, as well as contracting GDP rates in South Africa, South Korea, and Indonesia.

EM equities sold-off in May 2019, driven by the breakdown in U.S.-China trade negotiations. A less constructive outlook for global trade negatively impacted oil prices

2	WisdomTree Trust

Market Environment Overview

(unaudited) (continued)

amid mounting concerns about oversupply and low demand. Meanwhile, Indian Prime Minister Modi was reelected for a second five-year term, which was a positive catalyst for Indian equities during the second quarter of 2019. The resumption of U.S.-China trade negotiations in June 2019 alongside falling oil inventories and increased expectations for easing monetary policy in the developed world, especially in the U.S., led EM equities to recover through June 2019.

International equity markets, as measured by the MSCI EAFE Index, a broad measure of equity performance for the developed world outside the U.S. and Canada, returned +2.17% in local currency terms and +1.08% in U.S. dollar terms in the 12-month period ended June 30, 2019. Over the period, the U.S. dollar experienced significant appreciation (i.e. strengthened) against most major currencies. In particular, the British pound and the Euro experienced negative spot returns vs. the U.S. dollar, while the Japanese yen strengthened vs. the U.S. dollar over the period — together these currencies account for about 75% of the MSCI EAFE Index’s currency exposure.

Modest equity market gains in the third quarter of 2018 were reversed by a sharp market correction in the fourth quarter of 2018. Weak equity performance through the fourth quarter of 2018 in mainland Europe (“Eurozone”) was primarily driven by softening economic data, declining economic sentiment, and mounting fears of recession. The Eurozone saw two consecutive quarters of declining GDP growth in the last six months of 2018. Europe’s largest economies, Germany and France, both released disappointing 2018 GDP growth figures. Importantly, Germany experienced the slowest annual GDP growth rate since 2013. Similarly, the U.K. economy expanded 1.4%, marking the weakest economic growth for the nation in six years. Additionally, export-oriented economies within the Eurozone were negatively impacted by the U.S.-China trade dispute. These developments had a negative impact on European sentiment and equities over the period.

Political fragmentation and uncertainty also negatively impacted the Eurozone during this time period. The new populist governing body in Italy failed to defuse fears about the country’s budget deficit and slowing economic growth. Meanwhile, protests and demand for political reform in France provided evidence of political and economic divide.

Most notably, a lack of resolution on the ultimate outcome and timing of the United Kingdom’s departure from the European Union (known as “BREXIT”) was a hindrance for the Eurozone during this time period. Following several months of negotiations with European Union counterparts, the draft BREXIT deal released by British Prime Minister Theresa May was met with substantial criticism from British Parliament and from within her own party. Prime Minister May’s exit deal was met with such resistance that she narrowly won a no confidence vote in her leadership from within her Conservative party. Multiple variations of a BREXIT resolution were ultimately rejected, including an exit plan negotiated with the European Union, a referendum to revoke BREXIT entirely, and an election to break away from the European Union without a deal altogether.

European equities rebounded alongside global equities in the first half of 2019, despite reductions in Eurozone economic growth forecasts and ongoing concerns about the political and financial strength of the European Union. Measures taken by the European Central Bank to stimulate private sector bank lending and more positive news on the U.S.-China trade dispute helped fuel the rebound in European equities in the first quarter of 2019. In the second quarter of 2019 incoming economic data continued to show signs of weakening. In Germany, manufacturing survey data contracted, and 10-year German government bond yields entered negative territory for the first time since 2016. Meanwhile, concerns about Italy’s growing budget deficit remained a negative overhang on the Eurozone. Price inflation also remained stubbornly low, falling to the lowest level in more than a year in May 2019.

Despite having announced the end of its quantitative easing program in early 2019, the European Central Bank responded to deteriorating economic conditions by signaling an openness to policy rate cuts and a renewed asset purchase program to stimulate economic

WisdomTree Trust	3

Market Environment Overview

(unaudited) (concluded)

growth. European equities rallied in the second quarter of 2019 on heightened expectations for easing monetary policy conditions and improved global trade relations.

Japan experienced moderating economic growth during this time period, including a sharp decline in Q3 2018 GDP driven by natural disasters followed by a recovery in Q4 2018. Japanese export growth also declined over the period due to weak demand from China as well as the U.S.-China trade dispute. In December 2018, the Japanese government unveiled a tax reform package for fiscal year 2019 to serve as a counter to the negative effects of a consumption tax hike that will commence later in 2019. Shortly after this announcement, the 2019 budget was announced revealing this will be the first time total spending will rise above 100 trillion Japanese yen, showcasing their difficulties curtailing expenditures. The ultra-accommodative monetary policy maintained by the Bank of Japan, including a near zero 10-year yield, did not spur price inflation during the period. Japanese equities recovered in Q1 2019 alongside global equities, driven by more constructive sentiment around global trade. Despite the equity rally in Q1 2019, Japan’s economic data continued to be negatively impacted by subdued global demand, as evidenced by a contraction in the nation’s manufacturing data and a steep decline in exports.

4	WisdomTree Trust

Information about Performance and Shareholder Expense Examples (unaudited)

Performance

The performance tables on the following pages are provided for comparative purposes and represent the period noted. Each Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the midpoint of the bid and ask price for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Fund shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Fund NAV returns are calculated using a Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid and ask price as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results. For the most recent month-end performance information visit www.wisdomtree.com.

Shareholder Expense Examples

Each Fund’s performance table is accompanied by a shareholder expense example. As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019. Except where noted, expenses are calculated using each Fund’s annualized expense ratio (after the effect of contractual or voluntary fee waivers, if any), multiplied by the average account value for the period, multiplied by 181/365 (to reflect the one-half year period). The annualized expense ratio does not include acquired fund fees and expenses (“AFFEs”), which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies.

Actual expenses

The first line in the shareholder expense example table shown on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line in the shareholder expense example table shown on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

WisdomTree Trust	5

Management’s Discussion of Funds’ Performance

as of June 30, 2019 (unaudited)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

Sector Breakdown†

Sector	% of Net Assets
Financials	22.4%
Industrials	13.1%
Consumer Discretionary	11.4%
Consumer Staples	8.8%
Communication Services	8.5%
Energy	8.4%
Health Care	8.0%
Materials	7.5%
Utilities	5.5%
Information Technology	3.7%
Real Estate	2.6%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
HSBC Holdings PLC	1.4%
China Mobile Ltd.	1.4%
BP PLC	1.3%
Royal Dutch Shell PLC, Class A	1.3%
TOTAL S.A.	1.2%
Nestle S.A., Registered Shares	1.2%
Royal Dutch Shell PLC, Class B	1.2%
Novartis AG, Registered Shares	1.2%
Toyota Motor Corp.	1.0%
British American Tobacco PLC	0.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Dynamic Currency Hedged International Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Dynamic Currency Hedged International Equity Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying companies in the industrialized world outside the U.S. and Canada while at the same time dynamically hedging exposure to fluctuations of the value of the applicable foreign currencies relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 3.11% at net asset value (“NAV”) for the fiscal year ending June 30, 2019 (for more complete performance information please see the table below). The Fund’s position in Health Care contributed positively to performance while its position in Consumer Discretionary contributed negatively to performance. The Fund’s position in Russia contributed positively to performance while its position in Mexico contributed negatively to performance. The Fund uses a rules-based process, combining momentum, value, and interest rate factors, to help determine a currency hedge ratio on the foreign currency exposure. Over the course of the fiscal year, in a period that saw significant currency volatility globally due to global economic tension caused by the U.S.-China trade war, BREXIT, and Middle East oil dispute, the various hedge ratio decisions collectively provided in-line performance to an unhedged benchmark of Europe, Australasia and Far East (“EAFE”) stocks. During the fiscal year, the Fund’s use of forward foreign currency contracts contributed positively to performance as a result of the Fund’s use of dynamic currency hedging during periods in which the U.S. dollar strengthened (more currency hedged) or weakened (less currency hedged) against applicable international currencies.

Shareholder Expense Example (for the six-month period ended June 30, 2019)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,130.70	0.35%[1]	$1.85
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	0.35%[1]	$1.76
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.35% through October 31, 2019, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	3.11%	10.16%	9.26%
Fund Market Price Returns	3.77%	9.94%	9.46%
WisdomTree Dynamic Currency Hedged International Equity Index	3.19%	10.27%	9.35%
MSCI EAFE Local Currency Index	2.17%	9.80%	7.75%
MSCI EAFE Index	1.08%	9.11%	8.14%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on January 7, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2019 (unaudited)

WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund (DHDG)

Sector Breakdown†

Sector	% of Net Assets
Consumer Discretionary	17.8%
Industrials	16.4%
Consumer Staples	15.8%
Health Care	13.5%
Information Technology	12.4%
Materials	10.9%
Communication Services	4.6%
Real Estate	3.1%
Financials	2.2%
Utilities	1.7%
Energy	1.3%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†

The sector information shown is that of the Underlying Fund. The Underlying Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets of the Underlying Fund includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Industria de Diseno Textil S.A.	4.4%
Unilever N.V., CVA	4.3%
Rio Tinto PLC	3.9%
British American Tobacco PLC	3.5%
Novo Nordisk A/S, Class B	3.3%
SAP SE	3.3%
Kering S.A.	2.3%
Diageo PLC	2.3%
Unilever PLC	2.2%
Telenor ASA	2.0%
*

The ten largest holdings shown is that of the Underlying Fund and are subject to change, and there are no guarantees the Underlying Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any). For a full list of current holdings information for the Underlying Fund, please visit www.wisdomtree.com.

The WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Index (the “Index”). In seeking to track the Index, the Fund invests in companies from developed market countries, excluding the U.S. and Canada, with growth and quality characteristics while at the same time dynamically hedging exposure to fluctuations between the value of the foreign currencies relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index (including indirect investments through the WisdomTree International Quality Dividend Growth Fund (IQDG) (the ‘‘Underlying Fund’’)) whose risk, return and other characteristics resemble the risk, return, and other characteristics of the Index as a whole.

The Fund returned 2.56% at net asset value (“NAV”) for the fiscal year ending June 30, 2019 (for more complete performance information please see the table below). The Fund’s exposure to the Financials sector from its investment in the Underlying Fund contributed most positively to performance, while its exposure to the Consumer Staples sector from its investment in the Underlying Fund contributed most negatively to performance. Likewise, the Fund’s underweight exposure to France from its investment in the Underlying Fund aided performance the most, while an underweight exposure to Switzerland from its investment in the Underlying Fund was the greatest detractor. The Fund’s underweight exposure in Large Cap equities from its investment in the Underlying Fund was beneficial for performance, while its overweight exposure to Mid- and Small-Cap equities from its investment in the Underlying Fund hampered performance the most. Over the past fiscal year, developed international equity markets have encountered significant headwinds, including concerns over economic growth, trade conflicts, geopolitical uncertainty, and central bank activity. Interest rates have remained very low (and even negative) in developed equity markets, but despite the steps to make monetary policy more accommodating, growth in the region has remained stagnant in the late-cycle, post-crisis environment. During the fiscal year, the Fund’s use of forward foreign currency contracts contributed positively to performance as a result of the Fund’s use of dynamic currency hedging during periods in which the U.S. dollar strengthened (more currency hedged) or weakened (less currency hedged) against applicable international currencies.

Shareholder Expense Example (for the six-month period ended June 30, 2019)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,184.60	0.10%[1]	$0.54
Hypothetical (5% return before expenses)	$1,000.00	$1,024.30	0.10%[1]	$0.50
[1]

WisdomTree Asset Management, Inc. has contractually agreed to waive a portion of its management fee in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investments in the Underlying Fund, as well as an additional 0.10%, through October 31, 2019, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason. The “Annualized Net Expense Ratio” does not include the impact of AFFEs. Had AFFEs been included (as shown in the net expense ratio in the Fund’s prospectus) the “Annualized Net Expense Ratio” would have been higher.

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	2.56%	10.95%
Fund Market Price Returns	2.55%	11.00%
WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Index	2.76%	11.54%
MSCI EAFE Local Currency Index	2.17%	9.14%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on November 3, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	7

Management’s Discussion of Funds’ Performance

as of June 30, 2019 (unaudited)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

Sector Breakdown†

Sector	% of Net Assets
Industrials	24.0%
Consumer Discretionary	15.9%
Financials	15.8%
Materials	10.5%
Information Technology	7.2%
Real Estate	6.1%
Communication Services	5.8%
Consumer Staples	5.2%
Health Care	3.9%
Energy	2.9%
Utilities	2.9%
Other Assets less Liabilities‡	-0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Royal Mail PLC	0.7%
bpost S.A.	0.5%
Freenet AG	0.5%
Hammerson PLC	0.5%
Navigator Co. S.A. (The)	0.5%
Azimut Holding SpA	0.5%
Elkem ASA	0.4%
Siltronic AG	0.4%
Air New Zealand Ltd.	0.4%
Bank of Queensland Ltd.	0.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Dynamic Currency Hedged International SmallCap Equity Index (the “Index”). In seeking to track the Index, the Fund invests in the small-capitalization segment of dividend-paying companies in the industrialized world outside the U.S. and Canada while at the same time dynamically hedging exposure to fluctuations of the value of the applicable foreign currencies relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -3.70% at net asset value (“NAV”) for the fiscal year ending June 30, 2019 (for more complete performance information please see the table below). The Fund’s position in Utilities contributed positively to performance while its position in Financials contributed negatively to performance. The Fund’s position in Israel contributed most positively to performance while its position in Japan contributed most negatively to performance. The Fund uses a rules-based process, combining momentum, value, and interest rate factors, to help determine a currency hedge ratio on the foreign currency exposure. Over the course of the fiscal year through June of 2019, the various hedge ratio decisions collectively provided relatively in-line performance to an unhedged benchmark of Europe, Australasia and Far East (“EAFE”) small-cap stocks. During the fiscal year, the Fund’s use of forward foreign currency contracts contributed positively to performance as a result of the Fund’s use of dynamic currency hedging during periods in which the U.S. dollar strengthened (more currency hedged) or weakened (less currency hedged) against applicable international currencies.

Shareholder Expense Example (for the six-month period ended June 30, 2019)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,107.80	0.43%[1]	$2.25
Hypothetical (5% return before expenses)	$1,000.00	$1,022.66	0.43%[1]	$2.16
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.43% through October 31, 2019, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-3.70%	10.07%	8.74%
Fund Market Price Returns	-4.07%	9.95%	8.91%
WisdomTree Dynamic Currency Hedged International SmallCap Equity Index	-3.20%	10.63%	9.26%
MSCI EAFE Small Cap Local Currency Index	-5.51%	9.99%	7.73%
MSCI EAFE Small Cap Index	-6.35%	9.06%	8.28%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on January 7, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2019 (unaudited)

WisdomTree Emerging Markets Dividend Fund (DVEM)

Sector Breakdown†

Sector	% of Net Assets
Financials	22.3%
Information Technology	19.1%
Energy	11.5%
Materials	10.3%
Communication Services	7.3%
Consumer Staples	7.1%
Industrials	6.2%
Consumer Discretionary	6.2%
Utilities	4.0%
Real Estate	3.9%
Health Care	1.3%
Other Assets less Liabilities‡	0.8%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Samsung Electronics Co., Ltd.	5.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.7%
China Construction Bank Corp., Class H	2.4%
Gazprom PJSC, ADR	1.6%
China Mobile Ltd.	1.6%
Industrial & Commercial Bank of China Ltd., Class H	1.4%
Sberbank of Russia PJSC, ADR	1.3%
Tatneft PJSC, ADR	1.3%
MMC Norilsk Nickel PJSC, ADR	1.3%
Lukoil PJSC, ADR	1.2%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying companies in the emerging markets. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 5.25% at net asset value (“NAV”) for the fiscal year ending June 30, 2019 (for more complete performance information please see the table below). The Fund’s position in Communication Services contributed most positively to performance, while its position in Financials contributed most negatively to performance. Likewise, the Fund’s allocation to China aided performance the most, reflecting China’s commitment to accommodative monetary policy and financial market liberalization, while its position in Brazil was the greatest detractor, driven by ongoing geopolitical uncertainties. A modest underweight to large- and mid-cap equities was most beneficial for performance, while an overweight to small-cap equities was less impactful, though additive, nonetheless. Over the past fiscal year, global financial markets have largely been dictated by geopolitical headlines, central bank activity, and broad concerns over economic growth in the post-crisis environment. While market performance has largely remained positive over this timeframe, temporary bouts of significant volatility have tempered investor optimism for continued growth late in the economic cycle.

Shareholder Expense Example (for the six-month period ended June 30, 2019)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,111.20	0.32%	$1.68
Hypothetical (5% return before expenses)	$1,000.00	$1,023.21	0.32%	$1.61

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	5.25%	10.41%	11.29%
Fund Market Price Returns	5.19%	10.30%	11.42%
WisdomTree Emerging Markets Dividend Index	5.43%	10.50%	11.39%
MSCI Emerging Markets Index	1.21%	10.66%	11.22%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 7, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	9

Management’s Discussion of Funds’ Performance

as of June 30, 2019 (unaudited)

WisdomTree Europe Multifactor Fund (EUMF)

(formerly, WisdomTree Dynamic Currency Hedged Europe Equity Fund (DDEZ))

Sector Breakdown†

Sector	% of Net Assets
Consumer Staples	15.9%
Financials	14.1%
Industrials	14.1%
Health Care	11.3%
Consumer Discretionary	11.2%
Utilities	8.0%
Communication Services	7.7%
Real Estate	6.1%
Energy	5.2%
Information Technology	4.4%
Materials	2.4%
Other Assets less Liabilities‡	-0.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Roche Holding AG, Genusschein	0.9%
TLG Immobilien AG	0.9%
TOTAL S.A.	0.9%
Allianz SE, Registered Shares	0.9%
Veolia Environnement S.A.	0.9%
Swisscom AG, Registered Shares	0.9%
Orange S.A.	0.9%
Danone S.A.	0.9%
LEG Immobilien AG	0.9%
Barco N.V.	0.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Europe Multifactor Fund (the “Fund”) seeks income and capital appreciation by investing in European equity securities with the highest potential for returns based on proprietary measures of fundamental factors, such as value and quality, and technical factors, such as momentum and correlation, while seeking to manage currency risk by dynamically hedging currency fluctuations in the relative value of the applicable European currencies against the U.S. dollar, ranging from a 0% to 100% hedge. Prior to March 29, 2019, the Fund sought to track the price and yield performance, before fees and expenses, of the WisdomTree Dynamic Currency Hedged Europe Equity Index (the “Index”) by investing in European dividend-paying companies while at the same time dynamically hedging exposure to fluctuations of the value of the euro relative to the U.S. dollar.

The Fund returned -0.25% at net asset value (“NAV”) for the fiscal year ending  June 30, 2019 (for more complete performance information please see the table below). The Fund’s position in Utilities contributed most positively to performance, while its position in Financials detracted the most from performance. The Fund’s position in Switzerland contributed most positively to performance, while its position in Luxembourg contributed most negatively to performance. On March 29, 2019, the Fund changed its investment strategy from a passively-managed index-based strategy to an actively-managed strategy using a model-based approach. The Fund’s overall performance can be attributed to the two strategies before and after the investment objective change. During October of 2018 to January of 2019, the Fund saw a loss in returns due the heightened global economic tension caused by the U.S.-China trade war, BREXIT, and Italy’s large budget deficit. With Europe’s economic indicators pointing to a slowdown, the Fund suffered a negative return as European equities tumbled in the second half of 2018. After Q1 2019, the Fund had a relatively stable performance as the global tension eased. During the fiscal year, the Fund’s use of forward foreign currency contracts contributed positively to performance as a result of the Fund’s use of dynamic currency hedging during periods in which the U.S. dollar strengthened (more currency hedged) or weakened (less currency hedged) against applicable European currencies.

Shareholder Expense Example (for the six-month period ended June 30, 2019)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,122.30	0.43%[1]	$2.26
Hypothetical (5% return before expenses)	$1,000.00	$1,022.26	0.43%[1]	$2.16
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.43% through October 31, 2019, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-0.25%	10.57%	8.47%
Fund Market Price Returns	0.14%	10.05%	8.75%
MSCI Europe Index	1.88%	9.11%	7.95%
MSCI European Economic and Monetary Union (EMU) Local Currency Index[2]	2.01%	9.60%	6.95%
MSCI European Economic and Monetary Union (EMU) Index[2]	-0.48%	10.50%	8.49%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on January 7, 2016.

[2]

Prior to March 29, 2019, the Fund’s performance was measured against the unaffiliated broad-based securities market indexes of the EMU Local Currency Index (primary) and the EMU Index (secondary). Effective with the investment objective and strategy change on March 29, 2019, the Fund’s performance is measured against the unaffiliated broad-based securities market index of the MSCI Europe Index.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

10	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2019 (unaudited)

WisdomTree Global ex-Mexico Equity Fund (XMX)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	16.4%
Financials	16.2%
Health Care	11.8%
Industrials	10.7%
Consumer Discretionary	10.3%
Communication Services	8.3%
Consumer Staples	8.0%
Energy	5.1%
Materials	5.1%
Utilities	3.3%
Real Estate	2.9%
Other Assets less Liabilities‡	1.9%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Microsoft Corp.	2.2%
Apple, Inc.	1.9%
Amazon.com, Inc.	1.8%
Facebook, Inc., Class A	1.0%
Johnson & Johnson	0.8%
JPMorgan Chase & Co.	0.8%
Alphabet, Inc., Class A	0.8%
Tencent Holdings Ltd.	0.7%
Nestle S.A., Registered Shares	0.7%
Berkshire Hathaway, Inc., Class B	0.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Global ex-Mexico Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global ex-Mexico Equity Index (the “Index”). In seeking to track the Index, the Fund invests in large-capitalization companies operating across diversified sectors in developed and emerging markets throughout the world, excluding Mexico. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 6.44% at net asset value (“NAV”) for the fiscal year ending June 30, 2019 (for more complete performance information please see the table below). The Fund’s position in Health Care contributed most positively to performance, while its position in Financials contributed most negatively to performance. Likewise, the Fund’s overweight to the United States aided performance the most, while its position in the United Kingdom was the greatest detractor, reflecting continued BREXIT uncertainty. During the fiscal year, the Fund’s exclusion of Mexican equities positively contributed to performance, albeit modestly. Over the past fiscal year, global financial markets have largely been dictated by geopolitical headlines, central bank activity, and broad concerns over economic growth in the post-crisis environment. While market performance has largely remained positive over this timeframe, temporary bouts of significant volatility have tempered investor optimism for continued growth late in the economic cycle.

Shareholder Expense Example (for the six-month period ended June 30, 2019)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,164.40	0.20%	$1.07
Hypothetical (5% return before expenses)	$1,000.00	$1,023.80	0.20%	$1.00

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	6.44%	10.54%
Fund Market Price Returns	6.36%	10.34%
WisdomTree Global ex-Mexico Equity Index	6.18%	10.32%
MSCI AC World Index	5.74%	9.92%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 10, 2017.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	11

Management’s Discussion of Funds’ Performance

as of June 30, 2019 (unaudited)

WisdomTree ICBCCS S&P China 500 Fund (WCHN)

Sector Breakdown†

Sector	% of Net Assets
Financials	25.0%
Consumer Discretionary	16.9%
Communication Services	11.3%
Industrials	10.2%
Consumer Staples	6.8%
Information Technology	6.4%
Materials	6.3%
Real Estate	5.3%
Health Care	5.1%
Energy	3.1%
Utilities	2.6%
Other Assets less Liabilities‡	1.0%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Tencent Holdings Ltd.	8.0%
Alibaba Group Holding Ltd., ADR	7.2%
Ping An Insurance Group Co. of China Ltd., Class A	4.1%
China Construction Bank Corp., Class H	3.0%
China Merchants Bank Co., Ltd., Class A	2.6%
Ping An Insurance Group Co. of China Ltd., Class H	2.0%
Kweichow Moutai Co., Ltd., Class A	1.9%
Industrial & Commercial Bank of China Ltd., Class H	1.8%
China Mobile Ltd.	1.7%
Industrial Bank Co., Ltd., Class A	1.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree ICBCCS S&P China 500 Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the S&P China 500 Index (the “Index”). In seeking to track the Index, the Fund invests in a broad universe of Chinese equities (500 companies). The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -0.90% at net asset value (“NAV”) for the fiscal year ending June 30, 2019 (for more complete performance information please see the table below). While the performance for the fiscal year was negative, it was actually significantly greater than broader China equity markets, as measured by the MSCI China Index, over the same timeframe. Its position in Financials was most additive to performance, reflecting a combination of monetary easing and accommodative fiscal policy that specifically targeted the sector. Health Care was the greatest performance detractor over the past fiscal year. A significant overweight to Chinese A-shares was also beneficial, as commercial index provider MSCI, Inc. announced at the start of the year that it would begin including more A-shares in its Chinese allocations. Security allocations within large-cap equities contributed to performance most positively over the past fiscal year, while it was least impactful within small-cap equities. Over the past fiscal year, Chinese equity markets have largely been dictated by geopolitical headlines amid an ongoing trade dispute with the United States. While negotiations have been constructive at times, the rhetoric from the U.S. and China has been less promising for financial markets and has contributed to temporary bouts of significant volatility over the past fiscal year.

Shareholder Expense Example (for the six-month period ended June 30, 2019)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,194.00	0.55%	$2.99
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	0.55%	$2.76

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	-0.90%	-4.77%
Fund Market Price Returns	0.08%	-4.89%
S&P China 500 Index	-0.50%	-4.69%
MSCI China Index	-6.73%	-4.97%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on December 21, 2017.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2019 (unaudited)

WisdomTree Japan Multifactor Fund (JAMF)

(formerly, WisdomTree Dynamic Currency Hedged Japan Equity Fund (DDJP))

Sector Breakdown†

Sector	% of Net Assets
Industrials	22.1%
Consumer Discretionary	17.3%
Information Technology	12.1%
Financials	10.1%
Consumer Staples	9.3%
Health Care	9.3%
Communication Services	7.8%
Materials	6.3%
Real Estate	3.1%
Utilities	1.7%
Energy	1.0%
Other Assets less Liabilities‡	-0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Sumitomo Mitsui Trust Holdings, Inc.	1.2%
Mitsubishi UFJ Financial Group, Inc.	1.2%
Sumitomo Mitsui Financial Group, Inc.	1.2%
Toei Co., Ltd.	1.1%
Resona Holdings, Inc.	1.1%
Matsui Securities Co., Ltd.	1.1%
Mebuki Financial Group, Inc.	1.1%
Shinsei Bank Ltd.	1.0%
Orient Corp.	1.0%
Shionogi & Co., Ltd.	0.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Japan Multifactor Fund (the “Fund”) seeks income and capital appreciation by investing in Japanese equity securities with the highest potential for returns based on proprietary measures of fundamental factors, such as value and quality, and technical factors, such as momentum and correlation, while seeking to manage currency risk by dynamically hedging currency fluctuations in the relative value of the Japanese yen against the U.S. dollar, ranging from a 0% to 100% hedge. Prior to March 29, 2019, the Fund sought to track the price and yield performance, before fees and expenses, of the WisdomTree Dynamic Currency Hedged Japan Equity Index (the “Index”) by investing in Japanese dividend-paying companies while at the same time dynamically hedging exposure to fluctuations of the value of the Japanese yen relative to the U.S. dollar.

The Fund returned -10.20% at net asset value (“NAV”) for the fiscal year ending  June 30, 2019 (for more complete performance information please see the table below). The Fund’s position in Information Technology contributed positively to performance, while its position in Consumer Discretionary contributed most negatively to performance. On March 29, 2019, the Fund changed its investment strategy from a passively-managed index-based strategy to an actively-managed strategy using a model-based approach. The Fund’s overall performance can be attributed to the two strategies before and after the investment objective change. During October of 2018 to January of 2019, the Fund saw a loss in returns due the heightened global economic tension caused by the U.S.-China trade war. Japan’s equities witnessed a selloff due to investor fears and led to negative returns of the Fund. The Fund rebounded in early 2019 as the global tension eased. After Q1 2019, the Fund had a relatively stable performance as the global tension eased. During the fiscal year, the Fund’s use of forward foreign currency contracts detracted from performance as a result of the Fund’s use of dynamic currency hedging during periods in which the U.S. dollar strengthened (more currency hedged) or weakened (less currency hedged) against the Japanese yen.

Shareholder Expense Example (for the six-month period ended June 30, 2019)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,014.60	0.43%[1]	$2.15
Hypothetical (5% return before expenses)	$1,000.00	$1,022.66	0.43%[1]	$2.16
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.43% through October 31, 2019, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-10.20%	6.28%	2.89%
Fund Market Price Returns	-9.86%	5.95%	2.96%
MSCI Japan Local Currency Index	-6.80%	9.84%	3.71%
MSCI Japan Index	-4.19%	8.06%	6.49%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on January 7, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	13

Management’s Discussion of Funds’ Performance

as of June 30, 2019 (unaudited)

WisdomTree Fundamental U.S. Corporate Bond Fund (WFIG)

Sector Breakdown†

Sector	% of Net Assets
Financials	28.0%
Health Care	14.5%
Industrials	10.1%
Consumer Staples	10.1%
Consumer Discretionary	8.2%
Information Technology	7.6%
Communication Services	7.0%
Utilities	4.8%
Energy	4.4%
Real Estate	2.3%
Materials	1.0%
U.S. Government Obligations	0.2%
Other Assets less Liabilities‡	1.8%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Morgan Stanley, 4.88%, 11/1/22	3.1%
Dow Chemical Co. (The), 4.13%, 11/15/21	3.0%
Citigroup, Inc., 5.50%, 9/13/25	3.0%
AT&T, Inc., 4.50%, 3/9/48	2.9%
Verizon Communications, Inc., 4.40%, 11/1/34	2.4%
McKesson Corp., 3.80%, 3/15/24	2.3%
Synchrony Financial, 2.70%, 2/3/20	2.2%
HSBC USA, Inc., 5.00%, 9/27/20	2.0%
AT&T, Inc., 3.60%, 7/15/25	2.0%
Tyson Foods, Inc., 3.95%, 8/15/24	1.8%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Fundamental U.S. Corporate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Fundamental U.S. Corporate Bond Index (the “Index”). In seeking to track the Index, the Fund invests in issuers in the U.S. investment grade corporate bond market that are deemed to exhibit favorable fundamentals and opportunities for income. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 10.44% at net asset value (“NAV”) for the fiscal year ending June 30, 2019 (for more complete performance information please see the table below). Relative to the benchmark, security allocations within the Utilities sector were the primary detractor (Pacific Gas & Electric Co.). An overweight allocation to the Communication Services sector was a positive offset driven by AT&T, Inc. and Verizon Communications, Inc. The fiscal year was a story of two contrasting markets. The last quarter of 2018 was mainly a “risk-off” environment, where “risk-on” assets like corporate bonds and equities markets fell, credit curves steepened dramatically, and as a result, provided a headwind against Fund performance. This was a result of global trade war fears, rising interest rates, and slowdown in economic data. However, in the first six months of 2019, credit spreads have tightened, global markets have rallied (more than offsetting losses faced in late 2018) and yields across the U.S. curve have come down significantly. This was a result of easing trade tensions, falling interest rates, and improvement on economic data domestically. The overall market environment during the fiscal year was very beneficial for Fund performance, as the Fund benefited from the strong rally in corporate bonds, and also, the Fund had an extended amount of portfolio duration (a measure of how sensitive a portfolio’s value is to interest rate changes) which served as a tailwind to Fund performance in a falling interest rate environment. Further, screening for quality and fundamentally-sound issuers proved to be beneficial in a market environment that had seen bouts of market volatility and uncertainty.

Shareholder Expense Example (for the six-month period ended June 30, 2019)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,093.90	0.18%[1]	$0.93
Hypothetical (5% return before expenses)	$1,000.00	$1,023.90	0.18%[1]	$0.90
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.18% through October 31, 2019, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	10.44%	3.50%	3.91%
Fund Market Price Returns	11.61%	3.78%	3.96%
WisdomTree Fundamental U.S. Corporate Bond Index	10.58%	3.89%	4.40%
ICE BofA Merrill Lynch U.S. Corporate Index	10.56%	3.96%	4.54%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 27, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

14	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2019 (unaudited)

WisdomTree Fundamental U.S. High Yield Corporate Bond Fund (WFHY)

Sector Breakdown†

Sector	% of Net Assets
Consumer Discretionary	18.0%
Health Care	14.0%
Industrials	11.1%
Materials	9.6%
Financials	9.1%
Communication Services	8.9%
Consumer Staples	8.2%
Information Technology	7.5%
Energy	7.5%
Utilities	2.1%
Real Estate	1.9%
Other Assets less Liabilities‡	2.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
CSC Holdings LLC, 5.38%, 2/1/28	1.3%
Western Digital Corp., 4.75%, 2/15/26	1.3%
Tenet Healthcare Corp., 6.75%, 6/15/23	1.3%
Community Health Systems, Inc., 6.25%, 3/31/23	1.1%
Chemours Co. (The), 6.63%, 5/15/23	1.1%
L Brands, Inc., 6.88%, 11/1/35	1.1%
Hughes Satellite Systems Corp., 6.63%, 8/1/26	1.1%
Hanesbrands, Inc., 4.88%, 5/15/26	1.0%
B&G Foods, Inc., 5.25%, 4/1/25	1.0%
Beacon Roofing Supply, Inc., 4.88%, 11/1/25	1.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Fundamental U.S. High Yield Corporate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Fundamental U.S. High Yield Corporate Bond Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in issuers in the U.S. non-investment grade corporate bond (“junk bond”) market that are deemed to exhibit favorable fundamentals and opportunities for income. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 9.43% at net asset value (“NAV”) for the fiscal year ending  June 30, 2019 (for more complete performance information please see the table below). Performance was positively impacted by being underweight in the Wirelines industry, with a position in Frontier Communications Corp. adding the most to outperformance within this industry. In addition, underweight industry allocations to Oil Field Services and Independent Energy added to returns, with a position in Transocean, Inc. adding the most to outperformance within this industry. The largest detractor came in the Metals & Mining industry, with a position in Peabody Energy Corp. that underperformed the most within this industry. The fiscal year was a story of two contrasting markets. The last quarter of 2018 was mainly a “risk-off” environment, where “risk-on” assets like high yield corporate bonds and equities markets fell, credit curves steepened dramatically, and as a result, provided a headwind against Fund performance. This was a result of global trade war fears, rising interest rates, and slowdown in economic data. However, in the first six months of 2019, credit spreads have tightened, global markets have rallied (more than offsetting losses faced in late 2018) and yields across the U.S. curve have come down significantly. This was a result of easing trade tensions, falling interest rates, and improvement on economic data domestically. This overall market environment was very beneficial for the Fund, as the Fund benefited from the strong rally in high yield corporate bonds, and also, the Fund had an extended amount of portfolio duration (a measure of how sensitive a portfolio’s value is to interest rate changes) which served as a tailwind to Fund performance in a falling interest rate environment. Further, screening for quality and fundamentally-sound issuers had proved to be beneficial in a market environment that had seen bouts of market volatility and uncertainty.

Shareholder Expense Example (for the six-month period ended June 30, 2019)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,113.50	0.38%[1]	$1.99
Hypothetical (5% return before expenses)	$1,000.00	$1,022.91	0.38%[1]	$1.91
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.38% through October 31, 2019, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	9.43%	6.97%	7.02%
Fund Market Price Returns	10.82%	7.22%	6.99%
WisdomTree Fundamental U.S. High Yield Corporate Bond Index	9.27%	7.93%	8.08%
ICE BofA Merrill Lynch U.S. High Yield Index	7.58%	7.54%	7.86%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 27, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	15

Management’s Discussion of Funds’ Performance

as of June 30, 2019 (unaudited)

WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund (SFIG)

Sector Breakdown†

Sector	% of Net Assets
Financials	33.1%
Consumer Discretionary	11.2%
Consumer Staples	10.2%
Health Care	9.9%
Information Technology	9.3%
Industrials	8.0%
Utilities	5.5%
Communication Services	5.2%
Energy	3.7%
Materials	0.8%
U.S. Government Obligations	0.8%
Real Estate	0.4%
Other Assets less Liabilities‡	1.9%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Lockheed Martin Corp., 2.50%, 11/23/20	3.1%
JPMorgan Chase & Co., 2.75%, 6/23/20	2.5%
CVS Health Corp., 2.80%, 7/20/20	2.4%
Bank of New York Mellon Corp. (The), 2.05%, 5/3/21	2.3%
AT&T, Inc., 3.00%, 2/15/22	2.0%
International Business Machines Corp., 2.85%, 5/13/22	2.0%
Deutsche Bank AG, 4.25%, 10/14/21	2.0%
HSBC USA, Inc., 2.35%, 3/5/20	2.0%
Citigroup, Inc., 2.65%, 10/26/20	1.9%
Synchrony Financial, 2.70%, 2/3/20	1.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Fundamental U.S. Short-Term Corporate Bond Index (the “Index”). In seeking to track the Index, the Fund invests in issuers in the short-term U.S. investment grade corporate bond market that are deemed to exhibit favorable fundamentals and opportunities for income. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 5.44% at net asset value (“NAV”) for the fiscal year ending June 30, 2019 (for more complete performance information please see the table below). Relative to the benchmark, a sector underweight to Financials was the primary detractor. Given the current size of the Fund, many securities within the Financials sector remain uninvestable due to minimum denomination requirements. Security selection within the Utilities sector was a positive offset and dampened the performance drag vs. the Index. In addition, the Fund’s higher liquidity bias can result in lower yields relative the benchmark, which has historically been a marginal drag on returns. The fiscal year was a story of two contrasting markets. The last quarter of 2018 was mainly a “risk-off” environment, where “risk-on” assets like corporate bonds and equities markets fell, credit curves steepened dramatically, and as a result, provided a headwind against Fund performance. This was a result of global trade war fears, rising interest rates, and slowdown in economic data. However, in the first six months of 2019, credit spreads have tightened, global markets have rallied (more than offsetting losses faced in late 2018) and yields across the U.S. curve have come down significantly. This was a result of easing trade tensions, falling interest rates, and an improvement on economic data domestically. This overall market environment was very beneficial for the Fund, as the Fund benefited from the strong rally in corporate bonds. By way of the methodology, the Fund has a shorter amount of duration risk, which served as a tailwind during the first 5 months of the fiscal year when interest rates were rising (relative to strategies that are longer in duration), and as a headwind during the latter 7 months of the fiscal year when interest rates fell. Further, screening for quality and fundamentally-sound issuers had proved to be beneficial in a market environment that had seen bouts of market volatility and uncertainty.

Shareholder Expense Example (for the six-month period ended June 30, 2019)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,039.70	0.18%[1]	$0.91
Hypothetical (5% return before expenses)	$1,000.00	$1,023.90	0.18%[1]	$0.90
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.18% through October 31, 2019, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	5.44%	2.19%	2.28%
Fund Market Price Returns	6.18%	2.40%	2.20%
WisdomTree Fundamental U.S. Short-Term Corporate Bond Index	5.86%	2.60%	2.74%
ICE BofA Merrill Lynch 1-5 year U.S. Corporate Index	6.44%	2.71%	2.91%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 27, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

16	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2019 (unaudited)

WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund (SFHY)

Sector Breakdown†

Sector	% of Net Assets
Health Care	17.6%
Consumer Discretionary	16.9%
Industrials	14.6%
Energy	11.1%
Communication Services	8.7%
Materials	8.6%
Information Technology	7.6%
Financials	6.8%
Consumer Staples	2.8%
Real Estate	2.3%
Utilities	1.2%
Other Assets less Liabilities‡	1.8%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Springleaf Finance Corp., 6.13%, 5/15/22	2.3%
Centene Corp., 5.63%, 2/15/21	2.2%
NCR Corp., 5.00%, 7/15/22	2.1%
TransDigm, Inc., 6.00%, 7/15/22	2.1%
MGM Resorts International, 6.00%, 3/15/23	1.7%
Triumph Group, Inc., 4.88%, 4/1/21	1.7%
Cablevision Systems Corp., 5.88%, 9/15/22	1.6%
Griffon Corp., 5.25%, 3/1/22	1.6%
Zayo Group LLC, 6.00%, 4/1/23	1.6%
Clean Harbors, Inc., 5.13%, 6/1/21	1.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Index (the “Index”). In seeking to track the Index, the Fund invests in issuers in the short-term U.S. non-investment-grade corporate bond (“junk bond”) market that are deemed to exhibit favorable fundamentals and opportunities for income. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 6.54% at net asset value (“NAV”) for the fiscal year ending June 30, 2019 (for more complete performance information please see the table below). For the fiscal year, security allocations within the Utilities sector and Media and Entertainment industry were the largest positive contributors to Fund performance. Conversely, security allocations within the Financials sector and Retailers industry underperformed during the fiscal year. The fiscal year was a story of two contrasting markets. The last quarter of 2018 was mainly a “risk-off” environment, where “risk-on” assets like high yield corporate bonds and equities markets fell, credit curves steepened dramatically, and as a result, provided a headwind against Fund performance. This was a result of global trade war fears, rising interest rates, and slowdown in economic data. However, in the first six months of 2019, credit spreads have tightened, global markets have rallied (more than offsetting losses faced in late 2018) and yields across the U.S. curve have come down significantly. This was a result of easing trade tensions, falling interest rates, and an improvement on economic data domestically. This overall market environment was very beneficial for the Fund, as the Fund benefited from the strong rally in high yield corporate bonds. By way of the methodology, the Fund has a shorter amount of duration risk, which served as a tailwind during the first 5 months of the fiscal year when interest rates were rising (relative to strategies that are longer in duration), and as a headwind during the latter 7 months of the fiscal year when interest rates fell. Further, screening for quality and fundamentally-sound issuers had proved to be beneficial in a market environment that had seen bouts of market volatility and uncertainty.

Shareholder Expense Example (for the six-month period ended June 30, 2019)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,073.40	0.38%[1]	$1.95
Hypothetical (5% return before expenses)	$1,000.00	$1,022.91	0.38%[1]	$1.91
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.38% through October 31, 2019, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	6.54%	5.98%	6.21%
Fund Market Price Returns	8.21%	6.49%	6.34%
WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Index	6.51%	6.75%	7.38%
ICE BofA Merrill Lynch 1-5 year U.S. High Yield Constrained Index	5.48%	7.25%	7.80%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 27, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	17

Management’s Discussion of Funds’ Performance

as of June 30, 2019 (unaudited)

WisdomTree Dynamic Bearish U.S. Equity Fund (DYB)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	24.9%
Health Care	14.6%
Financials	11.5%
Communication Services	11.3%
Industrials	10.2%
Consumer Discretionary	10.2%
Consumer Staples	7.0%
Energy	5.5%
Real Estate	4.1%
Utilities	3.3%
Materials	2.0%
Other Assets less Liabilities‡	-4.6%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Omnicom Group, Inc.	3.7%
Medical Properties Trust, Inc.	2.5%
Henry Schein, Inc.	2.2%
Quest Diagnostics, Inc.	2.2%
Hormel Foods Corp.	2.2%
Intel Corp.	2.1%
Western Union Co. (The)	1.9%
Citrix Systems, Inc.	1.8%
Microsoft Corp.	1.8%
Anadarko Petroleum Corp.	1.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Dynamic Bearish U.S. Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Dynamic Bearish U.S. Equity Index (the “Index”). In seeking to track the Index, the Fund invests dynamically in long equity positions (approximately 100 U.S. large- and mid-capitalization stocks) or long U.S. Treasury positions, while also investing dynamically in or otherwise dynamically seeking exposure to short equity positions (approximately 500 U.S. large-capitalization stocks). The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -16.53% at net asset value (“NAV”) for the fiscal year ending June 30, 2019 (for more complete performance information please see the table below). The Fund’s position in Communication Services contributed most positively to performance while its position in Materials contributed most negatively to performance. Due to the nature of the Fund, it is to be expected that the Fund will underperform in markets of positive equity performance and outperform in periods of market downturn. During the first 3 months of the fiscal year, as U.S. equities declined, the Fund in turn, outperformed. However, after December of 2018, the U.S. equity market had been volatile and kept a positive gain. During these times, the Fund underperformed significantly due to its bearish nature in investing in both U.S. Treasury positions and short equity positions. During the fiscal year, the Fund utilized total return swap contracts to obtain short exposure to the S&P 500 Index. The Fund’s use of total return swap contracts detracted from performance as a result of the overall positive performance of the S&P 500 Index during the fiscal year.

Shareholder Expense Example (for the six-month period ended June 30, 2019)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$871.70	0.48%[1]	$2.23
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	0.48%[1]	$2.41
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.48% through October 31, 2019, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-16.53%	-3.72%	-3.16%
Fund Market Price Returns	-16.56%	-3.71%	-3.17%
WisdomTree Dynamic Bearish U.S. Equity Index	-18.09%	-4.90%	-4.12%
S&P 500® Index	10.42%	14.19%	12.87%
S&P 500® Inverse Daily Index	-7.48%	-11.23%	-10.60%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on December 23, 2015.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

18	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2019 (unaudited)

WisdomTree Dynamic Long/Short U.S. Equity Fund (DYLS)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	24.3%
Health Care	14.2%
Financials	11.2%
Communication Services	11.0%
Industrials	9.9%
Consumer Discretionary	9.9%
Consumer Staples	6.8%
Energy	5.3%
Real Estate	4.0%
Utilities	3.2%
Materials	1.9%
Other Assets less Liabilities‡	-1.7%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Omnicom Group, Inc.	3.6%
Medical Properties Trust, Inc.	2.4%
Henry Schein, Inc.	2.1%
Hormel Foods Corp.	2.1%
Quest Diagnostics, Inc.	2.1%
Intel Corp.	2.0%
Western Union Co. (The)	1.9%
Citrix Systems, Inc.	1.8%
Microsoft Corp.	1.7%
Anadarko Petroleum Corp.	1.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Dynamic Long/Short U.S. Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Dynamic Long/Short U.S. Equity Index (the “Index”). In seeking to track the Index, the Fund invests in long equity positions (approximately 100 U.S. large- and mid-capitalization stocks), while also investing dynamically in or otherwise dynamically seeking exposure to short equity positions (approximately 500 U.S. large-capitalization stocks). The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -14.33% at net asset value (“NAV”) for the fiscal year ending June 30, 2019 (for more complete performance information please see the table below). The Fund’s position in Communication Services contributed positively to performance while its position in Materials contributed most negatively to performance. For the fiscal year, there were 3 months where the Fund did not have 100% net long equity exposure. In January of 2019, March of 2019, and June of 2019, the hedge ratio went to 100% by shorting the S&P 500 Index by utilizing total return swap contracts to obtain short exposure, which resulted in a 0% net equity exposure. The Fund’s use of total return swap contracts contributed negatively to the Fund’s NAV return compared to those of the unhedged strategies, as the U.S. equities market had a positive gain during those periods. Overall, the underlying performance over the fiscal year remained negative due to a volatile equity market.

Shareholder Expense Example (for the six-month period ended June 30, 2019)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$953.30	0.48%[1]	$2.32
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	0.48%[1]	$2.41
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.48% through October 31, 2019, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-14.33%	3.07%	4.57%
Fund Market Price Returns	-14.50%	3.04%	4.49%
WisdomTree Dynamic Long/Short U.S. Equity Index	-14.58%	3.21%	4.81%
S&P 500® Index	10.42%	14.19%	12.87%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on December 23, 2015.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	19

Management’s Discussion of Funds’ Performance

as of June 30, 2019 (unaudited)

WisdomTree 90/60 U.S. Balanced Fund (NTSX)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	20.4%
Health Care	12.4%
Financials	12.1%
Communication Services	9.3%
Consumer Discretionary	9.0%
Industrials	8.4%
Consumer Staples	6.6%
Energy	4.5%
Utilities	2.9%
Real Estate	2.7%
Materials	2.1%
U.S. Government Obligations	0.5%
Other Assets less Liabilities‡	9.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Microsoft Corp.	3.9%
Apple, Inc.	3.4%
Amazon.com, Inc.	2.9%
Facebook, Inc., Class A	1.8%
Berkshire Hathaway, Inc., Class B	1.5%
Johnson & Johnson	1.4%
JPMorgan Chase & Co.	1.4%
Exxon Mobil Corp.	1.2%
Alphabet, Inc., Class C	1.2%
Alphabet, Inc., Class A	1.1%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree 90/60 U.S. Balanced Fund (the “Fund”) seeks total return. The Fund seeks total return by investing in large-capitalization U.S. equity securities and U.S. Treasury futures contracts. Under normal circumstances, the Fund will invest approximately 90% of its net assets in U.S. equity securities and the notional exposure to the U.S. Treasury futures contracts’ positions will represent approximately 60% of the Fund’s net assets.

The Fund returned 9.64% at net asset value (“NAV”) since its inception on August 2, 2018 to June 30, 2019 (for more complete performance information please see the table below). The Fund’s exposure to fixed income investments through its investments in U.S.Treasury futures contracts contributed most positively to performance while its position in short-term U.S. Treasury bills contributed minimally to performance. Over the course of the fiscal year, fixed income investments had positive performance, due in large part to the volatile market environment and investors’ flight to safety assets. At the same time, during the latter half of 2018, U.S. equities experienced a market correction which neutralized the Fund’s returns. However, since the beginning of 2019, the U.S. equities had a positive gain and fixed income also saw significant returns. As a result, the Fund’s 90% weight in equities and 60% weight (relative to total net assets) in fixed income captured the positive gains of both asset classes which resulted in the overall positive performance of the Fund.

Shareholder Expense Example (for the six-month period ended June 30, 2019)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,196.10	0.20%	$1.09
Hypothetical (5% return before expenses)	$1,000.00	$1,023.80	0.20%	$1.00

Performance

Cumulative Total Return

Since Inception[1]
Fund NAV Returns	9.64%
Fund Market Price Returns	9.61%
60% S&P 500 Index / 40% Bloomberg Barclays U.S. Aggregate Index Composite	6.90%
S&P 500® Index	6.03%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on August 2, 2018.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

20	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2019 (unaudited)

WisdomTree Balanced Income Fund (WBAL)

Asset Class Breakdown†

Asset Class	% of Net Assets
Fixed Income	39.9%
Domestic Equity	32.8%
International Equity	20.6%
Emerging Markets Equity	6.7%
Other Assets less Liabilities‡	0.0%	*
Total	100.0%

†	The Fund’s asset class breakdown is expressed as a percentage of net assets and may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
WisdomTree U.S. High Dividend Fund (DHS)	21.6%
WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)	20.1%
WisdomTree International High Dividend Fund (DTH)	11.5%
WisdomTree U.S. LargeCap Dividend Fund (DLN)	11.2%
WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)	9.1%
WisdomTree Emerging Markets Dividend Fund (DVEM)	6.7%
WisdomTree Fundamental U.S. Corporate Bond Fund (WFIG)	5.6%
WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)	5.2%
WisdomTree Emerging Markets Local Debt Fund (ELD)	3.6%
iShares 20+ Year Treasury Bond ETF (TLT)	2.8%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular Underlying Fund. Excludes derivatives and investment of cash collateral for securities on loan (if any). For a full list of current holdings information for the underlying WisdomTree funds please visit www.wisdomtree.com.

The WisdomTree Balanced Income Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Balanced Income Index (the “Index”). In seeking to track the Index, the Fund invests in other exchange-traded funds (the “Underlying Funds”) with approximately a 60% allocation to equities and a 40% allocation to fixed income. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index (including indirect investments through the Underlying Funds) whose risk, return and other characteristics resemble the risk, return, and other characteristics of the Index as a whole.

The Fund returned 7.27% at net asset value (“NAV”) for the fiscal year ending June 30, 2019 (for more complete performance information please see the table below). The Fund’s exposure to +20-year U.S. government bonds from its investments in the Underlying Funds contributed most positively to performance while its exposure to U.S. high-yield corporate bonds from its investments in the Underlying Funds contributed minimally to performance. Over the course of the fiscal year, fixed income investments had positive performance, due in large part to the volatile market environment and investors’ flight to safety assets. At the same time, during the latter half of 2018, U.S. equities experienced a market correction which neutralized the Fund’s returns. However, since the beginning of 2019, the U.S. equities had a positive gain and fixed income also saw significant returns. The Fund’s 60% weight in equity and 40% weight in fixed income exchange-traded funds captured the positive gains of both asset classes and resulted in the overall positive performance of the Fund.

Shareholder Expense Example (for the six-month period ended June 30, 2019)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,113.80	0.03%[1]	$0.16
Hypothetical (5% return before expenses)	$1,000.00	$1,024.65	0.03%[1]	$0.15
[1]

WisdomTree Asset Management, Inc. has contractually agreed to waive a portion of its management fee in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investments in Underlying Funds, as well as an additional 0.05%, through December 31, 2020, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason. The “Annualized Net Expense Ratio” does not include the impact of AFFEs. Had AFFEs been included (as shown in the net expense ratio in the Fund’s prospectus) the “Annualized Net Expense Ratio” would have been higher.

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	7.27%	3.03%
Fund Market Price Returns	7.31%	2.96%
WisdomTree Balanced Income Index	7.22%	2.98%
60% MSCI AC World Index / 40% Bloomberg Barclays U.S. Aggregate Index Composite	6.65%	4.00%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on December 21, 2017.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	21

Description of Indexes (unaudited)

Below are descriptions of each Index referenced in this report:

The 60% MSCI AC World Index / 40% Bloomberg Barclays U.S. Aggregate Index Composite represents a 60% weight to the MSCI AC World Index and a 40% weight to the Bloomberg Barclays U.S. Aggregate Index.

The 60% S&P 500 Index / 40% Bloomberg Barclays U.S. Aggregate Index Composite represents a 60% weight to the S&P 500 Index and a 40% weight to the Bloomberg Barclays U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index measures the performance of the U.S. investment-grade bond market.

The ICE BofA Merrill Lynch U.S. Corporate Index tracks the performance of U.S. dollar denominated investment grade corporate debt securities issued in the U.S.

The ICE BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated high-yield corporate debt securities issued in the U.S.

The ICE BofA Merrill Lynch 1-5 Year U.S. Corporate Index is a subset of the ICE BofA Merrill Lynch U.S. Corporate Index including all securities with a remaining term to final maturity less than 5 years.

The ICE BofA Merrill Lynch 1-5 Year U.S. High Yield Constrained Index tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

The MSCI AC World Index is a free float adjusted market capitalization index that is designed to measure the performance of the world stock indexes covered by MSCI.

The MSCI China Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in China and captures large and mid-cap representation across China H-shares, B-shares, red chips, P chips and foreign listings (e.g., ADRs). With 150 constituents,the index covers about 85% of this China equity universe.

The MSCI EAFE Index is a market cap-weighted index composed of companies representative of the developed market structure of developed countries in Europe, Australasia and Japan.

The MSCI EAFE Local Currency Index is a free float-adjusted market capitalization weighted index that is designed to measure developed market equity performance, excluding the U.S. and Canada which is calculated in local currency.

The MSCI EAFE Small Cap Index is a free float-adjusted market capitalization equity index that is designed to measure the performance of small-cap stocks within the developed equity market, excluding the U.S. and Canada.

The MSCI EAFE Small Cap Local Currency Index is a free float-adjusted market capitalization equity index that is designed to measure the performance of small-cap stocks within the developed equity market, excluding the U.S. and Canada, in local currency.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure emerging markets equity performance.

The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure the performance of large- and mid-cap stocks within developed market European countries.

The MSCI European Economic and Monetary Union (EMU) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of countries within the EMU.

The MSCI European Economic and Monetary Union (EMU) Local Currency Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of countries within the EMU and calculated in local currency.

The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure the performance of the Japanese equity market.

22	WisdomTree Trust

Description of Indexes (unaudited) (continued)

The MSCI Japan Local Currency Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan and calculated in local currency.

The S&P 500® Index is a capitalization-weighted index of 500 stocks selected by the Standard & Poor’s Index Committee, designed to represent the performance of the leading industries in the United States economy.

The S&P 500® Inverse Daily Index provides inverse (positive or negative) returns of the S&P 500 Index by taking a short position in the index.

The S&P China 500 Index comprises 500 of the largest, most liquid Chinese companies while approximating the sector composition of the broader Chinese equity market. All Chinese share classes including A-shares and offshore listings are eligible for inclusion.

The WisdomTree Balanced Income Index is comprised of exchange-traded funds listed on a major U.S. exchange and aims to maintain a 60% equity and 40% fixed income exposure. The equity exposure is diversified across both domestic (U.S.) and foreign equities, including emerging markets. The fixed income exposure includes government bonds, corporate bonds, mortgage-backed securities and other mortgage-related products.

The WisdomTree Dynamic Bearish U.S. Equity Index includes long equity positions or long U.S. Treasury positions and short equity positions. The long equity positions consist of approximately 100 U.S. large- and mid-capitalization stocks that meet Index eligibility requirements and have the best combined score based on fundamental growth and value signals. Stocks are weighted in the Long Equity Index according to their volatility characteristics. The Short Equity Index consists of short positions in the largest 500 U.S. companies, weighted by market capitalization, designed to act as a market risk hedge. The Index provides a dynamic allocation of exposure to the Long Equity Index ranging from 100% to 0% while employing a variable monthly hedge ratio ranging from 75% to 100% exposure to the Short Equity Index based on a quantitative rules-based market indicator that scores growth and value market signals.

The WisdomTree Dynamic Currency Hedged International Equity Index is a fundamentally weighted index that measures the performance of dividend-paying companies in the industrialized world, excluding Canada and the United States. To hedge the impact of changes to the value of foreign currenciesrelative to the U.S. dollar, a currency hedge ratio (ranging from 0 to 100%) is applied monthly using a rules-based process that combines momentum, value, and interest rate signals.

The WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Index is designed to provide exposure to the developed market companies while at the same time neutralizing exposure to fluctuations between the value of foreign currencies and the U.S. dollar with a hedge ratio ranging from 0 to 100% on a monthly basis.

The WisdomTree Dynamic Currency Hedged International SmallCap Equity Index is a fundamentally weighted index that measures the performance of the small-capitalization segment of the dividend-paying market in the industrialized world, excluding Canada and the United States. To hedge the impact of changes to the value of foreign currencies relative to the U.S. dollar, a currency hedge ratio (ranging from 0 to 100%) is applied monthly using a rules-based process thatcombines momentum, value, and interest rate signals.

The WisdomTree Dynamic Long/Short U.S. Equity Index includes long equity positions and short equity positions. The Long Equity Index consists of approximately 100 U.S. large-and mid-capitalization stocks that meet Index eligibility requirements and have the best combined score based on fundamental growth and value signals. Stocks are weighted in the Long Equity Index according to their volatility characteristics. The Short Equity Index consists of short positions in the largest 500 U.S. companies, weighted by market capitalization, designed to act as a market risk hedge. The Index maintains 100% exposure to the Long Equity Index while employing a variable monthly hedge ratio ranging from 0% to 100% exposure to the Short Equity Index based on a quantitative rules-based market indicator that scores growth and value market signals.

WisdomTree Trust	23

Description of Indexes (unaudited) (concluded)

The WisdomTree Emerging Markets Dividend Index is a fundamentally weighted index that measures the performance of dividend-paying stocks selected from the following 17 emerging market nations: Brazil, Chile, China, Czech Republic, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey. Companies are weighted in the Index based on annual cash dividends paid.

The WisdomTree Fundamental U.S. Corporate Bond Index is a rule-based alternatively weighted Index designed to capture the performance of selected issuers in the U.S. investment-grade corporate bond market that are deemed to have attractive fundamental and income characteristics. The Index employs a multi-step process, which screens on fundamentals to identify bonds with favorable characteristics and then tilts to those which offer attractive income characteristics. The Index is comprised of US corporate bonds of public issuers domiciled in the United States. To be eligible for inclusion in the Index, debt securities must have fixed coupons with at least $350 million in par amount outstanding and a remaining maturity of at least one year. Component securities must be rated investment grade.

The WisdomTree Fundamental U.S. High Yield Corporate Bond Index is a rule-based alternatively weighted Index designed to capturethe performance of selected issuers in the U.S. high yield corporate bond market that are deemed to have attractive fundamental and income characteristics. The Index employs a multi-step process, which screens on fundamentals to identify bonds with favorable characteristics and then tilts to those which offer attractive income characteristics. The Index is comprised of U.S. corporate bonds of public issuers domiciled in the United States. To be eligible for inclusion in the Index, debt securities must have fixed coupons with at least $500 million in par amount outstanding and a remaining maturity of at least one year. Component securities must be rated non-investment grade by at least one rating agency.

The WisdomTree Fundamental U.S. Short-Term Corporate Bond Index is a rule-based alternatively weighted index designed to capture the performance of selected issuers in the US investment-grade corporate bond market that are deemed to have attractive fundamental and income characteristics. The Index employs a multi-step process, which screens on fundamentals to identify bonds with favorable characteristics and then tilts to those which offer attractive income characteristics. The Index is comprised of U.S. corporate bonds of public issuers domiciled in the United States. To be eligible for inclusion in the Index, debt securities must have fixed coupons with at least $350 million in par amount outstanding and a remaining maturity of at least one year but not more than five years. Component securities must be rated investment grade.

The WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Index is a rule-based alternatively weighted index designed to capture the performance of selected issuers in the US high yield corporate bond market that are deemed to have attractive fundamental and income characteristics. The Index employs a multi-step process, which screens on fundamentals to identify bonds with favorable characteristics and then tilts to those which offer attractive income characteristics. The Index is comprised of U.S. corporate bonds of public issuers domiciled in the United States. To be eligible for inclusion in the Index, debt securities must have fixed coupons with at least $350 million in par amount outstanding and a remaining maturity of at least one year. Component securities must be rated non-investment grade by at least one rating agency.

The WisdomTree Global ex-Mexico Equity Index is a float-adjusted market capitalization weighted index that measures the performance of 2000 largest companies in developed and emerging markets throughout the world, excluding Mexico, that meet eligibility requirements. The Index is calculated in US dollars and is updated to reflect market prices and exchange rates.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. and is licensed for use by WisdomTree Investments, Inc. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS

24	WisdomTree Trust

Description of Indexes (unaudited) (continued)

classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

Index performance information assumes the reinvestment of dividends and excludes management fees, transaction costs and expenses. You cannot directly invest in an index.

WisdomTree Trust	25

Schedule of Investments

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2019

Investments	Shares	Value

COMMON STOCKS – 99.9%

Australia – 7.4%

Adelaide Brighton Ltd.	30,353	$86,053

AGL Energy Ltd.	18,364	257,868

Alumina Ltd.	143,129	234,027

APA Group	25,317	191,875

Aristocrat Leisure Ltd.	7,141	153,944

ASX Ltd.	4,132	238,843

Aurizon Holdings Ltd.	42,604	161,446

Australia & New Zealand Banking Group Ltd.	56,318	1,114,892

Bank of Queensland Ltd.	14,025	93,795

Bendigo & Adelaide Bank Ltd.	13,575	110,314

BHP Group Ltd.	48,819	1,410,089

BHP Group PLC	36,822	944,297

Boral Ltd.	27,803	99,895

Brambles Ltd.	21,787	196,923

Caltex Australia Ltd.	8,568	148,812

Challenger Ltd.	16,841	78,473

CIMIC Group Ltd.	7,032	220,927

Commonwealth Bank of Australia	32,483	1,886,965

Crown Resorts Ltd.	24,032	209,962

CSL Ltd.	2,422	365,422

CSR Ltd.	21,425	58,787

Downer EDI Ltd.	23,215	112,735

Fortescue Metals Group Ltd.	44,941	284,467

GUD Holdings Ltd.	13,031	91,536

Harvey Norman Holdings Ltd.(a)	52,019	148,573

Iluka Resources Ltd.	10,393	78,549

Incitec Pivot Ltd.	36,759	87,963

Infomedia Ltd.	49,655	59,411

Insurance Australia Group Ltd.	46,379	268,834

IOOF Holdings Ltd.(a)	20,329	73,755

Japara Healthcare Ltd.	81,884	64,645

Macquarie Group Ltd.	5,589	491,790

Magellan Financial Group Ltd.	3,034	108,585

Medibank Pvt Ltd.	63,696	155,998

National Australia Bank Ltd.	62,831	1,178,129

New Hope Corp., Ltd.	32,285	61,398

NIB Holdings Ltd.	17,701	95,274

Origin Energy Ltd.	18,235	93,542

Pendal Group Ltd.	16,801	84,299

Perpetual Ltd.	3,181	94,291

Platinum Asset Management Ltd.	27,115	92,285

QBE Insurance Group Ltd.	23,599	195,912

Ramsay Health Care Ltd.	2,808	142,350

Resolute Mining Ltd.	62,304	58,369

Rio Tinto Ltd.	6,552	477,074

Santos Ltd.	23,304	115,783

Service Stream Ltd.	36,046	71,080

Sims Metal Management Ltd.	8,153	62,134

Sonic Healthcare Ltd.	9,309	177,033

South32 Ltd.	104,253	232,647

Suncorp Group Ltd.	28,170	266,279

Sydney Airport	50,527	285,077
Investments	Shares	Value

Tabcorp Holdings Ltd.	59,301	$185,184

Telstra Corp., Ltd.	161,821	437,198

Transurban Group	38,885	402,218

Treasury Wine Estates Ltd.	10,537	110,323

Wesfarmers Ltd.	31,005	786,760

Westpac Banking Corp.	79,284	1,577,881

Whitehaven Coal Ltd.	42,681	109,622

Woodside Petroleum Ltd.	21,735	554,582

Woolworths Group Ltd.	19,162	446,841

WorleyParsons Ltd.	8,444	87,165

Total Australia		18,771,180

Austria – 0.5%

Andritz AG	3,177	119,755

BAWAG Group AG*(b)	2,635	110,607

Erste Group Bank AG*	5,862	217,893

Lenzing AG	698	77,899

Oesterreichische Post AG	3,260	109,704

OMV AG	5,339	260,530

Porr AG(a)	3,347	73,944

Raiffeisen Bank International AG	3,144	73,863

UNIQA Insurance Group AG	12,186	113,726

Vienna Insurance Group AG Wiener Versicherung Gruppe	4,707	120,876

Total Austria		1,278,797

Belgium – 1.2%

Ageas	4,006	208,531

Anheuser-Busch InBev S.A./N.V.	15,943	1,413,255

Colruyt S.A.	2,533	147,114

KBC Group N.V.	8,424	552,955

Proximus SADP	8,673	256,007

Solvay S.A.	1,974	204,792

UCB S.A.	2,094	173,888

Umicore S.A.	3,572	114,712

Total Belgium		3,071,254

China – 3.3%

Beijing Tong Ren Tang Chinese Medicine Co., Ltd.	40,000	71,782

China Everbright International Ltd.	104,666	96,594

China Jinmao Holdings Group Ltd.	266,000	161,728

China Mobile Ltd.	376,000	3,424,307

China Overseas Grand Oceans Group Ltd.	152,000	66,929

China Overseas Land & Investment Ltd.	126,000	464,486

China Resources Power Holdings Co., Ltd.	162,000	236,390

China Taiping Insurance Holdings Co., Ltd.	26,200	70,090

China Unicom Hong Kong Ltd.	256,000	280,822

CITIC Ltd.	442,000	637,046

CITIC Telecom International Holdings Ltd.	189,000	74,995

CNOOC Ltd.	990,000	1,692,979

CSPC Pharmaceutical Group Ltd.	62,000	99,994

Dah Chong Hong Holdings Ltd.	566,000	189,089

Fosun International Ltd.	179,000	237,827

Genertec Universal Medical Group Co., Ltd.(b)	129,500	103,600

Guangdong Investment Ltd.	112,000	221,635

Shenzhen Investment Ltd.	436,000	160,727

See Notes to Financial Statements.

26	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2019

Investments	Shares	Value

Sino-Ocean Group Holding Ltd.	326,500	$138,750

Total China		8,429,770

Denmark – 1.2%

AP Moller – Maersk A/S Class B	73	90,688

Coloplast A/S Class B	2,096	237,231

Danske Bank A/S	23,495	371,927

DSV A/S	556	54,684

GN Store Nord A/S	1,190	55,614

H. Lundbeck A/S	4,214	166,721

ISS A/S	3,409	103,040

Novo Nordisk A/S Class B	17,492	892,749

Novozymes A/S Class B	1,542	72,018

Orsted A/S(b)	3,254	281,808

Pandora A/S	3,780	134,670

Rockwool International A/S Class B	180	46,030

Sydbank A/S	3,106	59,286

Topdanmark A/S	2,051	115,850

Tryg A/S	7,200	234,434

Vestas Wind Systems A/S	1,110	96,028

Total Denmark		3,012,778

Finland – 1.9%

Elisa Oyj	3,542	173,083

Fiskars Oyj Abp	6,712	110,068

Fortum Oyj	19,487	431,298

Huhtamaki Oyj	1,457	59,998

Kemira Oyj	5,106	75,242

Kesko Oyj Class B	2,212	123,231

Kone Oyj Class B	5,804	343,038

Metso Oyj	3,243	127,598

Neste Oyj	6,516	221,426

Nokia Oyj	96,002	477,322

Nokian Renkaat Oyj*	3,508	109,700

Nordea Bank Abp	141,317	1,026,879

Orion Oyj Class B	3,309	121,452

Sampo Oyj Class A	12,750	602,568

Stora Enso Oyj Class R	12,074	142,105

Tieto Oyj	3,483	103,366

UPM-Kymmene Oyj	10,436	277,741

Valmet Oyj	3,809	95,082

Wartsila Oyj Abp	11,178	162,365

Total Finland		4,783,562

France – 10.6%

Accor S.A.	5,160	221,827

Aeroports de Paris	1,074	189,821

Air Liquide S.A.	3,285	460,325

Airbus SE	4,461	633,398

ALD S.A.(b)	8,985	140,794

Amundi S.A.(a)(b)	3,815	266,754

AXA S.A.	45,648	1,200,829

BioMerieux	804	66,701

BNP Paribas S.A.(a)	29,578	1,406,789

Bollore S.A.	23,157	102,320

Bouygues S.A.	7,913	293,499
Investments	Shares	Value

Bureau Veritas S.A.	6,986	$172,797

Capgemini SE	1,561	194,388

Carrefour S.A.	9,623	186,078

Cie de Saint-Gobain	8,541	333,376

Cie Generale des Etablissements Michelin SCA	2,217	281,633

Cie Plastic Omnium S.A.	3,951	103,171

CNP Assurances	13,259	301,383

Covivio	1,805	189,212

Credit Agricole S.A.	62,142	746,241

Danone S.A.	7,002	594,054

Dassault Systemes SE	1,003	160,253

Edenred	3,385	172,928

Eiffage S.A.	1,379	136,531

Electricite de France S.A.	32,646	412,110

Elis S.A.	4,542	82,500

Engie S.A.	52,364	795,493

EssilorLuxottica S.A.	3,246	424,179

Eutelsat Communications S.A.	7,220	135,172

Faurecia S.A.	2,684	124,737

Gaztransport Et Technigaz S.A.	1,168	117,250

Hermes International	438	316,335

ICADE	2,444	224,328

Ipsen S.A.	630	86,093

JCDecaux S.A.	3,793	115,071

Kering S.A.	1,075	636,712

Klepierre S.A.(a)	8,200	275,289

L’Oreal S.A.	3,551	1,012,992

Legrand S.A.	2,834	207,519

LVMH Moet Hennessy Louis Vuitton SE	3,380	1,440,735

Metropole Television S.A.	4,784	90,710

Natixis S.A.	86,455	348,432

Nexity S.A.	2,405	104,075

Orange S.A.	50,041	790,121

Pernod Ricard S.A.	1,730	319,259

Peugeot S.A.	12,267	302,723

Publicis Groupe S.A.	3,571	188,815

Renault S.A.	6,980	439,491

Rubis SCA	1,989	112,166

Safran S.A.	2,788	409,096

Sanofi	19,543	1,689,421

Schneider Electric SE	6,963	632,454

SEB S.A.	518	93,263

Societe Generale S.A.	27,431	694,118

Sodexo S.A.	1,784	208,850

Sopra Steria Group	639	74,589

SPIE S.A.	4,701	87,423

Suez	14,352	207,406

Teleperformance	669	134,239

Thales S.A.	1,938	239,790

TOTAL S.A.	53,810	3,019,515

Valeo S.A.	5,424	176,658

Veolia Environnement S.A.	10,152	247,639

Vicat S.A.	1,661	82,661

Vinci S.A.	6,594	676,283

See Notes to Financial Statements.

WisdomTree Trust	27

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2019

Investments	Shares	Value

Vivendi S.A.	11,698	$322,518

Wendel S.A.	944	128,896

Total France		26,782,228

Germany – 8.1%

adidas AG	1,082	334,537

Allianz SE Registered Shares	6,023	1,454,107

Aurubis AG	1,857	90,575

Axel Springer SE	2,166	152,809

BASF SE	18,237	1,327,510

Bayer AG Registered Shares	19,390	1,345,637

Bayerische Motoren Werke AG	11,897	881,859

Brenntag AG	3,619	178,494

Carl Zeiss Meditec AG Bearer Shares	859	84,861

Commerzbank AG	17,181	123,636

Continental AG	3,075	449,002

Covestro AG(b)	4,530	230,648

Daimler AG Registered Shares	26,951	1,501,597

Deutsche Bank AG Registered Shares	18,287	141,195

Deutsche Boerse AG	1,642	232,617

Deutsche Lufthansa AG Registered Shares	8,370	143,644

Deutsche Post AG Registered Shares	19,400	638,480

Deutsche Telekom AG Registered Shares	80,391	1,392,648

Deutsche Wohnen SE Bearer Shares	3,430	126,049

Duerr AG	2,175	74,232

E.ON SE	36,731	399,511

Evonik Industries AG	9,710	283,189

Fielmann AG	2,436	176,989

Fraport AG Frankfurt Airport Services Worldwide	1,362	117,259

Freenet AG	7,130	142,865

Fresenius Medical Care AG & Co. KGaA	2,455	193,019

Fresenius SE & Co. KGaA	4,113	223,328

Fuchs Petrolub SE	3,114	111,174

GEA Group AG	3,706	105,510

Hannover Rueck SE	1,916	310,272

HeidelbergCement AG	2,122	171,961

Henkel AG & Co. KGaA	2,891	265,851

Hochtief AG	1,710	208,561

Hugo Boss AG	2,365	157,556

Infineon Technologies AG	10,097	178,801

Innogy SE	5,044	321,312

KION Group AG	1,620	102,279

LEG Immobilien AG	1,147	129,575

METRO AG	8,854	162,083

MTU Aero Engines AG	487	116,188

Muenchener Rueckversicherungs – Gesellschaft AG Registered Shares	2,225	559,217

OSRAM Licht AG	2,453	80,899

ProSiebenSat.1 Media SE	9,450	148,672

RWE AG	7,247	178,840

SAP SE	6,447	886,601

Siemens AG Registered Shares	11,721	1,396,188

Siemens Healthineers AG(b)	8,479	358,330

Software AG	3,174	109,160

Symrise AG	848	81,737
Investments	Shares	Value

Talanx AG	5,308	$230,305

Telefonica Deutschland Holding AG	147,699	413,267

ThyssenKrupp AG	6,330	92,450

TUI AG	22,419	219,667

Uniper SE	5,983	181,442

Volkswagen AG	3,536	608,651

Wacker Chemie AG	1,099	87,082

Wirecard AG	256	43,162

Total Germany		20,457,090

Hong Kong – 2.8%

AIA Group Ltd.	70,200	757,037

Bank of East Asia Ltd. (The)	51,249	143,333

BOC Hong Kong Holdings Ltd.	172,500	678,960

Cathay Pacific Airways Ltd.	59,000	88,207

CLP Holdings Ltd.	33,000	364,109

Galaxy Entertainment Group Ltd.	37,000	249,350

Hang Lung Properties Ltd.	83,000	197,394

Hang Seng Bank Ltd.	24,600	612,441

Henderson Land Development Co., Ltd.	65,000	358,176

Hong Kong & China Gas Co., Ltd.	150,213	333,016

Hong Kong Exchanges & Clearing Ltd.	11,305	399,094

MTR Corp., Ltd.	55,342	372,607

New World Development Co., Ltd.	169,010	264,359

PCCW Ltd.	271,000	156,443

Power Assets Holdings Ltd.	39,000	280,550

Sino Land Co., Ltd.	122,000	204,570

SJM Holdings Ltd.	102,000	116,068

Sun Hung Kai Properties Ltd.	36,500	619,040

Swire Pacific Ltd. Class A	3,500	43,008

Swire Pacific Ltd. Class B	90,000	170,496

Swire Properties Ltd.	59,400	239,881

Techtronic Industries Co., Ltd.	18,000	137,779

Wharf Holdings Ltd. (The)	46,000	121,882

Wheelock & Co., Ltd.	24,000	172,032

Total Hong Kong		7,079,832

Ireland – 0.4%

AIB Group PLC	50,202	205,583

Bank of Ireland Group PLC	17,844	93,394

CRH PLC	6,979	228,019

DCC PLC	1,178	105,247

Flutter Entertainment PLC	1,511	113,809

Greencore Group PLC	17,079	47,603

Smurfit Kappa Group PLC	4,046	122,608

Total Produce PLC	49,408	82,148

Total Ireland		998,411

Israel – 0.3%

Delek Automotive Systems Ltd.	22,006	101,005

Delek Group Ltd.	653	112,124

First International Bank of Israel Ltd.	5,611	141,921

Harel Insurance Investments & Financial Services Ltd.	15,183	113,791

Israel Chemicals Ltd.	24,783	129,872

Menora Mivtachim Holdings Ltd.	6,407	97,366

See Notes to Financial Statements.

28	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2019

Investments	Shares	Value

Migdal Insurance & Financial Holding Ltd.	78,560	$82,380

Total Israel		778,459

Italy – 3.5%

A2A SpA	81,830	142,205

ACEA SpA	5,676	108,204

Ascopiave SpA	26,714	114,995

Assicurazioni Generali SpA	25,860	487,682

ASTM SpA	1,366	44,179

Atlantia SpA	11,511	300,321

Azimut Holding SpA(a)	4,707	90,750

Banca Generali SpA	3,508	101,151

Banca Mediolanum SpA	23,892	176,173

Credito Emiliano SpA	27,116	130,776

DiaSorin SpA	770	89,529

Enel SpA	163,800	1,145,328

Eni SpA	78,033	1,297,948

ERG SpA	4,572	93,719

Esprinet SpA	21,540	78,618

Ferrari N.V.	551	89,604

FinecoBank Banca Fineco SpA	10,860	121,324

Hera SpA	29,714	113,832

IMA Industria Macchine Automatiche SpA	935	77,569

Infrastrutture Wireless Italiane SpA(b)	15,950	156,754

Intesa Sanpaolo SpA	614,893	1,317,852

Italgas SpA	20,261	136,317

Leonardo SpA	5,868	74,476

Mediobanca Banca di Credito Finanziario SpA	17,342	179,045

Piaggio & C. SpA	17,921	52,695

Pirelli & C SpA(b)	18,357	108,664

Poste Italiane SpA(b)	25,561	269,548

Recordati SpA	3,123	130,380

Saras SpA	52,595	79,301

Snam SpA	68,393	340,440

Societa Cattolica di Assicurazioni SC	13,038	116,777

Societa Iniziative Autostradali e Servizi SpA	7,256	134,772

Telecom Italia SpA RSP	160,377	83,301

Terna Rete Elettrica Nazionale SpA	36,651	233,734

UniCredit SpA	18,597	229,276

Unipol Gruppo SpA	17,460	85,161

UnipolSai Assicurazioni SpA	79,550	204,646

Total Italy		8,737,046

Japan – 19.5%

Advantest Corp.	3,500	96,320

Aeon Co., Ltd.	11,800	202,727

AGC, Inc.	5,100	176,327

Ahresty Corp.	21,400	110,635

Aisin Seiki Co., Ltd.	6,600	227,269

Ajinomoto Co., Inc.	7,300	126,568

Amada Holdings Co., Ltd.	12,400	139,606

ANA Holdings, Inc.	5,300	175,519

Aozora Bank Ltd.	6,200	148,814

Artnature, Inc.	30,800	180,100

Asahi Group Holdings Ltd.	5,500	247,332
Investments	Shares	Value

Asahi Kasei Corp.	19,500	$207,868

Astellas Pharma, Inc.	27,200	387,526

Azbil Corp.	4,000	97,717

Bank of the Ryukyus Ltd.	11,500	122,749

Bridgestone Corp.	11,300	444,910

Brother Industries Ltd.	6,400	120,884

Canon Electronics, Inc.	8,100	136,303

Canon, Inc.(a)	25,000	729,998

Chiba Bank Ltd. (The)	27,700	135,235

Chubu Electric Power Co., Inc.	12,000	168,350

Citizen Watch Co., Ltd.	18,100	92,902

Concordia Financial Group Ltd.	37,000	137,711

Dai Nippon Toryo Co., Ltd.	18,100	174,717

Dai-ichi Life Holdings, Inc.	17,500	263,946

Daido Steel Co., Ltd.	4,000	151,661

Daifuku Co., Ltd.	1,600	89,846

Daiichi Sankyo Co., Ltd.	4,200	219,668

Daikin Industries Ltd.	1,700	221,928

Daito Trust Construction Co., Ltd.	1,500	191,224

Daiwa House Industry Co., Ltd.	8,900	259,466

Daiwa Securities Group, Inc.	44,100	193,239

Denso Corp.	10,700	450,187

Dentsu, Inc.	3,900	136,105

DIC Corp.	4,500	118,786

Disco Corp.	600	98,459

Dowa Holdings Co., Ltd.	3,700	118,651

East Japan Railway Co.	2,300	215,185

Electric Power Development Co., Ltd.	5,900	134,056

Elematec Corp.	9,200	87,440

Enplas Corp.	3,400	100,984

FamilyMart UNY Holdings Co., Ltd.	4,000	95,489

FANUC Corp.	4,400	813,922

Fast Retailing Co., Ltd.	400	241,804

Fuji Electric Co., Ltd.	2,800	96,547

Fujitsu Ltd.	3,300	230,087

Fukuoka Financial Group, Inc.	4,800	87,633

Hakuto Co., Ltd.	13,400	150,243

Hamamatsu Photonics K.K.	2,800	109,022

Hikari Tsushin, Inc.	600	130,815

Hino Motors Ltd.	19,600	165,001

Hirose Electric Co., Ltd.	900	100,408

Hitachi Chemical Co., Ltd.	3,400	92,337

Hitachi Construction Machinery Co., Ltd.	5,200	135,237

Hitachi High-Technologies Corp.	1,500	77,130

Hitachi Ltd.	8,800	322,547

Hitachi Metals Ltd.	8,200	92,625

Hokuhoku Financial Group, Inc.	12,700	132,022

Honda Motor Co., Ltd.	27,500	710,855

Hulic Co., Ltd.	20,700	166,384

Ichiken Co., Ltd.	8,100	124,650

Idemitsu Kosan Co., Ltd.	5,000	150,362

IHI Corp.	3,800	91,596

Ines Corp.	10,600	112,946

Isuzu Motors Ltd.	15,400	175,383

See Notes to Financial Statements.

WisdomTree Trust	29

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2019

Investments	Shares	Value

ITOCHU Corp.	26,500	$506,806

Iyo Bank Ltd. (The)	31,400	158,545

Japan Airlines Co., Ltd.	5,900	188,544

Japan Exchange Group, Inc.	11,800	187,503

Japan Post Holdings Co., Ltd.	65,300	739,428

Japan Post Insurance Co., Ltd.	10,100	187,207

Japan Tobacco, Inc.	47,700	1,053,482

JFE Holdings, Inc.	16,000	235,010

JSR Corp.	7,200	113,674

JTEKT Corp.	12,500	151,522

JXTG Holdings, Inc.	61,500	305,045

Kaga Electronics Co., Ltd.	7,000	100,900

Kajima Corp.	12,300	168,734

Kansai Electric Power Co., Inc. (The)	17,400	199,372

Kansai Paint Co., Ltd.	3,600	75,482

Kao Corp.	3,400	259,087

Kawasaki Heavy Industries Ltd.	5,900	138,711

KDDI Corp.	36,900	939,625

Keio Corp.	1,000	65,807

Keyence Corp.	200	122,759

Kobe Steel Ltd.	13,700	89,646

Koito Manufacturing Co., Ltd.	2,400	128,086

Komatsu Ltd.	18,300	441,619

Kuraray Co., Ltd.(a)	10,500	125,427

Kyokuto Securities Co., Ltd.	21,500	174,810

Kyowa Exeo Corp.	4,000	99,573

Kyowa Hakko Kirin Co., Ltd.	8,200	147,576

Kyushu Electric Power Co., Inc.	13,200	129,623

Kyushu Railway Co.	3,900	113,663

Lawson, Inc.	4,300	206,339

LIXIL Group Corp.	7,800	123,364

Mabuchi Motor Co., Ltd.(a)	3,900	133,391

Makita Corp.	3,900	132,486

Marubeni Corp.	38,500	254,785

Marubun Corp.	27,300	140,123

Matsui Securities Co., Ltd.	14,900	140,509

Maxell Holdings Ltd.	3,600	49,219

Mazda Motor Corp.	12,300	128,377

McDonald’s Holdings Co., Japan Ltd.	4,200	185,168

MEIJI Holdings Co., Ltd.	2,000	142,937

MINEBEA MITSUMI, Inc.	6,800	115,185

Mitsubishi Chemical Holdings Corp.	37,900	264,744

Mitsubishi Corp.	26,600	701,170

Mitsubishi Electric Corp.	29,200	384,581

Mitsubishi Gas Chemical Co., Inc.	9,300	123,954

Mitsubishi Heavy Industries Ltd.	5,000	217,700

Mitsubishi Logistics Corp.	4,600	126,549

Mitsubishi Motors Corp.	31,300	149,905

Mitsubishi Steel Manufacturing Co., Ltd.	10,500	123,283

Mitsubishi Tanabe Pharma Corp.	17,600	196,027

Mitsubishi UFJ Financial Group, Inc.	195,500	929,051

Mitsui Chemicals, Inc.	5,400	133,672

Mitsui Fudosan Co., Ltd.	8,200	198,835

Mixi, Inc.	7,300	146,420
Investments	Shares	Value

Mizuho Financial Group, Inc.	410,700	$595,046

MS&AD Insurance Group Holdings, Inc.	11,100	352,348

Murata Manufacturing Co., Ltd.	6,300	283,015

NGK Insulators Ltd.	13,500	196,849

NGK Spark Plug Co., Ltd.	5,500	103,221

Nichi-iko Pharmaceutical Co., Ltd.	14,200	155,259

Nikon Corp.	9,900	140,037

Nintendo Co., Ltd.	1,300	476,490

Nippon Express Co., Ltd.	2,500	132,959

Nippon Kayaku Co., Ltd.	9,600	115,567

Nippon Paint Holdings Co., Ltd.(a)	2,400	93,113

Nippon Signal Co., Ltd.	8,500	98,696

Nippon Steel Corp.	15,900	272,871

Nippon Telegraph & Telephone Corp.	28,300	1,317,812

Nissan Chemical Corp.	2,400	108,149

Nissan Motor Co., Ltd.	121,000	866,564

Nitto Denko Corp.	3,600	177,661

NSK Ltd.	18,100	161,277

NTN Corp.	43,700	129,794

NTT DOCOMO, Inc.	62,300	1,452,838

Obayashi Corp.	17,000	167,412

Oji Holdings Corp.	19,900	114,886

Ono Pharmaceutical Co., Ltd.	8,200	147,043

Otsuka Holdings Co., Ltd.	8,400	274,127

Panasonic Corp.	41,300	344,077

Park24 Co., Ltd.	4,600	107,123

Pola Orbis Holdings, Inc.	4,400	122,926

Recruit Holdings Co., Ltd.	6,300	210,156

Resona Holdings, Inc.	46,900	195,279

Ricoh Co., Ltd.	10,000	99,870

Rohm Co., Ltd.	1,500	100,798

Roland DG Corp.	5,400	121,092

Satori Electric Co., Ltd.	12,900	104,766

SBI Holdings, Inc.	4,500	111,393

Secom Co., Ltd.	2,500	215,194

Seika Corp.	15,300	185,179

Seiko Epson Corp.	7,800	123,436

Sekisui Chemical Co., Ltd.	12,300	184,717

Sekisui House Ltd.	15,000	247,192

Seven & I Holdings Co., Ltd.	11,100	375,838

SG Holdings Co., Ltd.	2,900	82,230

Sharp Corp.(a)	8,800	96,544

Shimano, Inc.	800	119,027

Shimizu Corp.	18,400	152,849

Shin-Etsu Chemical Co., Ltd.	3,800	353,935

Shindengen Electric Manufacturing Co., Ltd.	3,400	116,131

Shizuoka Bank Ltd. (The)	15,700	115,703

Softbank Corp.	50,200	652,078

SoftBank Group Corp.	4,600	220,522

Sojitz Corp.	45,400	145,799

Sompo Holdings, Inc.	6,000	231,725

Sony Corp.	3,400	178,237

Sony Financial Holdings, Inc.	7,200	172,950

Subaru Corp.	17,700	430,261

See Notes to Financial Statements.

30	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2019

Investments	Shares	Value

SUMCO Corp.(a)	8,500	$101,142

Sumitomo Chemical Co., Ltd.	39,500	183,312

Sumitomo Corp.	24,000	363,653

Sumitomo Electric Industries Ltd.	16,800	220,564

Sumitomo Metal Mining Co., Ltd.	5,700	170,302

Sumitomo Mitsui Financial Group, Inc.	19,900	702,983

Sumitomo Mitsui Trust Holdings, Inc.	6,400	232,025

Sumitomo Rubber Industries Ltd.	13,300	153,813

Suntory Beverage & Food Ltd.	3,900	169,589

Suzuki Motor Corp.	4,100	192,708

T&D Holdings, Inc.	15,100	163,908

T. RAD Co., Ltd.	8,300	146,602

Taiheiyo Cement Corp.	3,100	93,800

Taisei Corp.	4,200	152,617

Taiyo Nippon Sanso Corp.	3,000	63,709

Takeda Pharmaceutical Co., Ltd.	22,900	812,574

TDK Corp.	1,400	108,372

Terumo Corp.	4,400	131,093

Toho Bank Ltd. (The)	79,100	187,949

Toho Co., Ltd.	2,100	89,270

Tohoku Electric Power Co., Inc.	15,700	158,690

Tokio Marine Holdings, Inc.	9,300	466,036

Tokyo Electron Ltd.	3,500	491,182

Tokyo Steel Manufacturing Co., Ltd.	7,300	55,153

Toray Industries, Inc.	18,000	136,863

Torishima Pump Manufacturing Co., Ltd.	16,800	164,819

Tosoh Corp.	8,700	122,336

TOTO Ltd.	2,900	114,530

Toyota Motor Corp.	40,974	2,543,476

Toyota Tsusho Corp.	7,700	233,344

Unicharm Corp.	4,700	141,515

Yahoo Japan Corp.	77,100	226,133

Yamaguchi Financial Group, Inc.	16,800	114,765

Yamaha Corp.	2,900	137,813

Yamaha Motor Co., Ltd.	8,800	156,414

Yamato Holdings Co., Ltd.	3,900	79,310

Yokogawa Electric Corp.	4,100	80,371

Yokohama Rubber Co., Ltd. (The)	8,400	154,372

Total Japan		49,106,171

Netherlands – 2.2%

ABN AMRO Bank N.V. CVA(b)	24,358	521,908

Aegon N.V.	52,173	260,117

Akzo Nobel N.V.	1,768	166,387

Arcadis N.V.	1,545	29,383

ASML Holding N.V.	1,815	379,776

BE Semiconductor Industries N.V.	3,258	83,999

Heineken Holding N.V.	2,823	296,729

Heineken N.V.	4,153	464,147

IMCD N.V.	1,171	107,483

ING Groep N.V.	88,651	1,029,345

Koninklijke Ahold Delhaize N.V.	16,435	370,169

Koninklijke DSM N.V.	1,574	194,842

Koninklijke KPN N.V.	82,980	255,144
Investments	Shares	Value

Koninklijke Philips N.V.	8,947	$389,061

Koninklijke Vopak N.V.	2,536	117,108

NN Group N.V.	6,201	249,984

Ordina N.V.	42,114	86,327

Randstad N.V.	3,998	219,906

Rhi Magnesita N.V.	1,031	63,456

SBM Offshore N.V.	3,011	58,223

Signify N.V.(b)	2,976	88,116

Wolters Kluwer N.V.	3,133	228,415

Total Netherlands		5,660,025

New Zealand – 0.5%

Air New Zealand Ltd.	47,976	85,391

Chorus Ltd.	20,863	79,872

Genesis Energy Ltd.	65,652	153,010

Heartland Group Holdings Ltd.	73,461	81,411

Infratil Ltd.	31,429	98,158

Mainfreight Ltd.	3,716	101,581

Metlifecare Ltd.	35,571	104,883

Port of Tauranga Ltd.	36,342	154,754

Ryman Healthcare Ltd.	11,102	87,616

Spark New Zealand Ltd.	54,079	145,288

Summerset Group Holdings Ltd.	17,312	64,766

Z Energy Ltd.	17,679	75,044

Total New Zealand		1,231,774

Norway – 1.7%

ABG Sundal Collier Holding ASA*	336,714	147,701

AF Gruppen ASA	6,045	119,113

Aker ASA Class A	2,107	121,289

Aker BP ASA	10,076	289,066

Austevoll Seafood ASA	8,018	84,214

Borregaard ASA	5,222	60,513

DNB ASA	28,695	534,116

DNO ASA	23,713	42,970

Equinor ASA	61,557	1,216,188

Gjensidige Forsikring ASA	8,815	177,622

Kongsberg Gruppen ASA	5,505	76,964

Mowi ASA	11,311	264,598

Norsk Hydro ASA	39,058	139,721

Orkla ASA	16,736	148,554

Salmar ASA	3,187	138,641

SpareBank 1 SMN	11,414	130,793

Telenor ASA	26,100	554,384

TGS Nopec Geophysical Co. ASA	3,152	88,430

Total Norway		4,334,877

Portugal – 0.4%

Corticeira Amorim, SGPS, S.A.	7,550	87,527

EDP – Energias de Portugal S.A.	67,340	256,287

Galp Energia, SGPS, S.A.	17,257	265,797

Navigator Co. S.A. (The)	33,240	127,113

NOS, SGPS, S.A.	19,749	129,993

Semapa-Sociedade de Investimento e Gestao	5,690	80,090

Total Portugal		946,807

See Notes to Financial Statements.

WisdomTree Trust	31

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2019

Investments	Shares	Value

Singapore – 2.0%

Asian Pay Television Trust	160,600	$20,298

CapitaLand Ltd.	58,900	153,677

China Aviation Oil Singapore Corp., Ltd.	102,400	99,906

CSE Global Ltd.	319,800	114,641

DBS Group Holdings Ltd.	49,000	940,197

Frasers Property Ltd.	131,100	181,202

Genting Singapore Ltd.	232,300	157,963

Hutchison Port Holdings Trust	465,400	107,042

Jardine Cycle & Carriage Ltd.	7,000	187,450

Keppel Corp., Ltd.	36,300	178,690

NetLink NBN Trust	231,700	152,417

Olam International Ltd.	117,500	171,089

Oversea-Chinese Banking Corp., Ltd.	51,658	435,272

Singapore Exchange Ltd.	24,800	145,176

Singapore Technologies Engineering Ltd.	67,500	206,549

Singapore Telecommunications Ltd.	319,500	826,527

StarHub Ltd.	113,100	128,736

United Overseas Bank Ltd.	20,228	390,671

Wilmar International Ltd.	87,400	239,018

Yanlord Land Group Ltd.	91,700	87,433

Total Singapore		4,923,954

Spain – 4.1%

ACS Actividades de Construccion y Servicios S.A.	5,030	201,116

Aena SME S.A.(b)	2,321	460,702

Amadeus IT Group S.A.	3,527	279,793

Banco Bilbao Vizcaya Argentaria S.A.	113,818	637,322

Banco Santander S.A.	301,250	1,399,871

Bankia S.A.	14,998	35,492

Bankinter S.A.	22,323	154,003

CaixaBank S.A.	137,799	395,138

Cie Automotive S.A.	3,058	88,663

Enagas S.A.	6,717	179,530

Ence Energia y Celulosa S.A.	12,192	55,093

Endesa S.A.(a)	25,097	646,204

Euskaltel S.A.(b)	9,964	92,478

Faes Farma S.A.	23,226	109,634

Ferrovial S.A.	11,535	295,693

Grifols S.A.	4,206	124,535

Grupo Catalana Occidente S.A.	3,728	137,977

Iberdrola S.A.	94,596	944,326

Industria de Diseno Textil S.A.	40,602	1,222,984

Mapfre S.A.	77,742	227,617

Naturgy Energy Group S.A.	20,346	561,410

Prosegur Cia de Seguridad S.A.	22,952	107,949

Red Electrica Corp. S.A.	11,391	237,584

Repsol S.A.	35,397	555,675

Sacyr S.A.	24,107	58,530

Telefonica S.A.	104,378	858,329

Tubacex S.A.	26,427	83,363

Zardoya Otis S.A.	20,715	157,583

Total Spain		10,308,594
Investments	Shares	Value

Sweden – 2.8%

AAK AB	7,927	$150,369

Ahlstrom-Munksjo Oyj	3,218	53,064

Alfa Laval AB	6,020	131,454

Atlas Copco AB Class A	11,407	364,898

Axfood AB	8,430	166,952

Boliden AB	5,087	130,188

Bulten AB	1,067	8,395

Electrolux AB Series B	6,473	165,554

Epiroc AB Class A	7,603	79,224

Essity AB Class B	6,917	212,769

Fabege AB	7,758	116,852

Hennes & Mauritz AB Class B	37,218	663,315

Hexagon AB Class B	1,770	98,361

Husqvarna AB Class B	7,852	73,508

ICA Gruppen AB	3,998	172,016

Indutrade AB	3,398	108,698

Intrum AB	2,993	76,904

Investment AB Latour Class B	10,151	149,778

Kinnevik AB Class B	4,374	113,850

Lifco AB Class B	1,663	92,218

Lundin Petroleum AB	4,616	143,233

NCC AB Class B	5,059	87,759

NP3 Fastigheter AB	12,497	108,562

Peab AB	11,123	95,127

Sandvik AB	14,849	273,031

Securitas AB Class B	7,579	133,067

Skandinaviska Enskilda Banken AB Class A	53,982	499,896

Skanska AB Class B	8,340	150,742

Svenska Cellulosa AB SCA Class B	8,267	71,905

Svenska Handelsbanken AB Class A	38,333	379,603

Swedbank AB Class A	38,356	576,485

Swedish Match AB	2,535	107,103

Tele2 AB Class B	10,974	160,266

Telefonaktiebolaget LM Ericsson Class B	18,051	171,401

Telia Co. AB	97,114	431,655

Thule Group AB(b)	4,308	106,514

Volvo AB Class B	27,974	444,264

Total Sweden		7,068,980

Switzerland – 7.1%

ABB Ltd. Registered Shares	37,350	750,448

Adecco Group AG Registered Shares	3,500	210,574

Cie Financiere Richemont S.A. Registered Shares	5,188	440,794

Coca-Cola HBC AG*	3,671	138,854

Credit Suisse Group AG Registered Shares*	19,340	232,179

DKSH Holding AG	1,700	99,733

Dufry AG*	2,156	182,829

EMS-Chemie Holding AG Registered Shares	355	230,659

Geberit AG Registered Shares	457	213,735

Givaudan S.A. Registered Shares	100	282,667

Julius Baer Group Ltd.*	3,773	168,179

Kuehne + Nagel International AG Registered Shares	2,372	352,516

LafargeHolcim Ltd. Registered Shares*	9,653	471,957

See Notes to Financial Statements.

32	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2019

Investments	Shares	Value

Logitech International S.A. Registered Shares	2,600	$104,027

Lonza Group AG Registered Shares*	489	165,207

Nestle S.A. Registered Shares	28,878	2,993,242

Novartis AG Registered Shares	31,923	2,920,545

Partners Group Holding AG	388	305,227

Roche Holding AG Bearer Shares	2,574	722,304

Roche Holding AG Genusschein	8,147	2,294,947

Schindler Holding AG Participation Certificate	1,038	231,341

SGS S.A. Registered Shares	135	344,354

SIG Combibloc Group AG*	6,651	76,537

Sika AG	877	149,854

STMicroelectronics N.V.	7,167	127,324

Sunrise Communications Group AG*(b)	1,904	142,263

Swatch Group AG (The) Bearer Shares	829	237,647

Swiss Life Holding AG Registered Shares	449	222,796

Swiss Re AG	6,202	631,268

Swisscom AG Registered Shares	928	466,475

Temenos AG Registered Shares*	383	68,606

UBS Group AG Registered Shares*	71,932	855,806

Vifor Pharma AG	925	133,817

Zurich Insurance Group AG	2,782	969,848

Total Switzerland		17,938,559

United Kingdom – 18.4%

Admiral Group PLC	8,737	245,520

Anglo American PLC	19,930	569,316

Antofagasta PLC	18,492	218,779

Ashmore Group PLC	14,260	92,468

Associated British Foods PLC	7,032	220,429

AstraZeneca PLC	17,215	1,410,536

Aviva PLC	98,560	522,446

BAE Systems PLC	64,044	403,795

Barclays PLC	236,113	450,151

Barratt Developments PLC	32,458	236,537

BBA Aviation PLC	29,024	104,241

Bellway PLC	3,878	137,455

Bloomsbury Publishing PLC	24,393	70,472

Bovis Homes Group PLC	9,555	125,620

BP PLC	479,320	3,346,628

British American Tobacco PLC	65,615	2,295,641

British Land Co. PLC (The)	24,282	166,386

Britvic PLC	9,160	103,581

BT Group PLC	287,190	718,075

Bunzl PLC	4,198	110,970

Burberry Group PLC	6,188	146,641

Carnival PLC	3,641	161,213

Centrica PLC	282,741	315,872

Cineworld Group PLC	29,675	95,703

CNH Industrial N.V.	13,558	139,237

Coca-Cola European Partners PLC	5,296	295,222

Compass Group PLC	13,316	319,795

Croda International PLC	1,385	90,250

CYBG PLC	20,623	50,473

Diageo PLC	20,868	898,747

Direct Line Insurance Group PLC	38,459	162,405
Investments	Shares	Value

Dixons Carphone PLC	63,069	$87,853

Drax Group PLC	18,476	61,184

DS Smith PLC	29,273	135,052

easyJet PLC	11,689	141,804

Elementis PLC	34,486	62,105

Evraz PLC	58,688	496,853

Fiat Chrysler Automobiles N.V.	31,685	442,593

Fresnillo PLC	10,249	113,508

G4S PLC	41,804	110,664

Galliford Try PLC	6,944	55,721

GlaxoSmithKline PLC	104,996	2,106,786

Greene King PLC	9,543	75,058

Halma PLC	3,031	77,923

Hammerson PLC	33,420	117,861

Hargreaves Lansdown PLC	4,269	104,262

Hays PLC	66,103	132,167

Hikma Pharmaceuticals PLC	3,327	72,914

Howden Joinery Group PLC	12,062	77,831

HSBC Holdings PLC	414,541	3,465,715

Imperial Brands PLC	39,490	928,182

Inchcape PLC	14,909	116,884

Informa PLC	14,767	156,930

InterContinental Hotels Group PLC	2,181	143,562

Intertek Group PLC	1,760	123,242

Investec PLC	17,125	111,372

ITV PLC	142,550	195,937

J Sainsbury PLC	63,884	159,317

John Wood Group PLC	24,057	138,390

Jupiter Fund Management PLC	21,640	116,362

Kier Group PLC	29,273	39,603

Kingfisher PLC	59,379	162,404

Land Securities Group PLC	17,456	185,106

Legal & General Group PLC	124,360	426,546

Liontrust Asset Management PLC	9,399	85,888

Lloyds Banking Group PLC	1,279,886	921,801

London Stock Exchange Group PLC	1,470	102,636

Lookers PLC	107,920	69,911

Marks & Spencer Group PLC	61,338	164,483

McKay Securities PLC	10,000	29,908

Meggitt PLC	15,823	105,523

Melrose Industries PLC	63,764	146,764

Merlin Entertainments PLC(b)	18,154	103,763

Micro Focus International PLC	7,793	204,711

Mondi PLC	5,696	129,762

National Grid PLC	79,581	846,521

Next PLC	2,154	151,490

Numis Corp. PLC	19,422	66,863

Pagegroup PLC	18,643	121,719

Pearson PLC	9,277	96,745

Pennon Group PLC	12,909	122,037

Persimmon PLC	15,419	391,887

Prudential PLC	28,307	618,212

QinetiQ Group PLC	22,669	80,609

Reckitt Benckiser Group PLC	7,516	594,407

See Notes to Financial Statements.

WisdomTree Trust	33

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2019

Investments	Shares	Value

Redrow PLC	14,821	$102,613

RELX PLC	15,629	379,819

Rentokil Initial PLC	13,431	67,947

Rio Tinto PLC	24,055	1,494,155

RM PLC	20,000	60,835

Rolls-Royce Holdings PLC*	12,379	132,403

Rotork PLC	21,866	88,106

Royal Bank of Scotland Group PLC	104,956	293,603

Royal Dutch Shell PLC Class A	97,833	3,203,073

Royal Dutch Shell PLC Class B	89,594	2,943,019

Royal Mail PLC	49,184	132,642

RPC Group PLC	7,367	74,314

RSA Insurance Group PLC	20,105	147,589

Saga PLC	107,923	54,639

Sage Group PLC (The)	13,247	135,280

Schroders PLC	4,762	184,848

SDL PLC	11,608	75,345

Segro PLC	19,159	178,049

Severn Trent PLC	5,031	131,133

Smith & Nephew PLC	7,778	168,779

Speedy Hire PLC	108,518	87,010

Spirax-Sarco Engineering PLC	1,073	125,431

SSE PLC	34,387	491,036

St. James’s Place PLC	11,924	166,629

Standard Chartered PLC	26,350	239,512

Standard Life Aberdeen PLC	75,748	284,008

SThree PLC	22,203	80,535

Tate & Lyle PLC	10,354	97,303

Taylor Wimpey PLC	58,856	118,164

TechnipFMC PLC	4,132	106,345

Tesco PLC	106,821	308,201

TP ICAP PLC	19,205	73,229

Travis Perkins PLC	4,013	65,093

Tullow Oil PLC	24,693	65,839

Ultra Electronics Holdings PLC	2,598	54,557

Unilever N.V. CVA	18,749	1,143,579

Unilever PLC	13,187	821,449
Investments	Shares	Value

United Utilities Group PLC	15,504	$154,462

Vertu Motors PLC	123,356	63,112

Vodafone Group PLC	691,917	1,138,796

Weir Group PLC (The)	5,397	106,225

WH Smith PLC	4,879	122,327

Whitbread PLC	2,074	122,186

Total United Kingdom		46,405,154
TOTAL COMMON STOCKS (Cost: $249,705,206)		252,105,302

RIGHTS – 0.0%

Spain – 0.0%

ACS Actividades de Construccion y Servicios S.A., expiring 7/11/19*	5,030	7,905
Repsol S.A., expiring 7/9/19*	35,397	19,663
TOTAL RIGHTS (Cost: $28,324)		27,568

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%

United States – 0.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 2.36%(c)
(Cost: $1,699,501)(d)	1,699,501	1,699,501

TOTAL INVESTMENTS IN SECURITIES – 100.6% (Cost: $251,433,031)		253,832,371

Other Assets less Liabilities – (0.6)%		(1,470,637)

NET ASSETS – 100.0%		$252,361,734
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at June 30, 2019 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of June 30, 2019.

(d)

At June 30, 2019, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $3,138,822 and the total market value of the collateral held by the Fund was $3,375,789. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,676,288.

CVA – Certificaten Van Aandelen (Certificate of Stock)

RSP – Risparmio Italian Savings Shares

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Bank of America N.A.	7/3/2019	450,547	AUD	311,684	USD	$4,499	$—
Bank of America N.A.	7/3/2019	4,718,043	AUD	3,311,184	USD	—	(176)
Bank of America N.A.	7/3/2019	393,402	CHF	401,181	USD	2,347	—
Bank of America N.A.	7/3/2019	4,154,864	CHF	4,261,963	USD	—	(152)
Bank of America N.A.	7/3/2019	289,069	DKK	43,857	USD	253	—
Bank of America N.A.	7/3/2019	3,053,256	DKK	465,926	USD	—	(23)
Bank of America N.A.	7/3/2019	950,419	EUR	1,076,696	USD	5,732	—
Bank of America N.A.	7/3/2019	10,043,513	EUR	11,438,316	USD	202	—
Bank of America N.A.	7/3/2019	571,417	GBP	725,779	USD	1,501	—
Bank of America N.A.	7/3/2019	6,057,649	GBP	7,710,345	USD	—	(376)
Bank of America N.A.	7/3/2019	45,369	ILS	12,534	USD	187	—
Bank of America N.A.	7/3/2019	474,916	ILS	133,158	USD	8	—

See Notes to Financial Statements.

34	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Bank of America N.A.	7/3/2019	44,453,057	JPY	413,073	USD	$—	$(443)
Bank of America N.A.	7/3/2019	472,748,371	JPY	4,388,303	USD	—	(79)
Bank of America N.A.	7/3/2019	648,088	NOK	75,846	USD	169	—
Bank of America N.A.	7/3/2019	6,870,025	NOK	805,757	USD	39	—
Bank of America N.A.	7/3/2019	32,911	NZD	21,620	USD	485	—
Bank of America N.A.	7/3/2019	341,957	NZD	229,686	USD	—	(5)
Bank of America N.A.	7/3/2019	1,228,556	SEK	130,961	USD	1,462	—
Bank of America N.A.	7/3/2019	12,906,883	SEK	1,391,272	USD	—	(68)
Bank of America N.A.	7/3/2019	55,292	SGD	40,753	USD	115	—
Bank of America N.A.	7/3/2019	585,757	SGD	432,946	USD	11	—
Bank of America N.A.	7/3/2019	3,214,929	USD	4,635,956	AUD	—	(38,472)
Bank of America N.A.	7/3/2019	4,138,069	USD	4,150,566	CHF	—	(119,333)
Bank of America N.A.	7/3/2019	452,382	USD	3,023,487	DKK	—	(8,978)
Bank of America N.A.	7/3/2019	11,105,807	USD	9,941,676	EUR	—	(216,729)
Bank of America N.A.	7/3/2019	7,486,207	USD	5,930,505	GBP	—	(61,938)
Bank of America N.A.	7/3/2019	129,287	USD	468,228	ILS	—	(2,004)
Bank of America N.A.	7/3/2019	4,260,735	USD	461,515,145	JPY	—	(23,218)
Bank of America N.A.	7/3/2019	782,334	USD	6,840,980	NOK	—	(20,055)
Bank of America N.A.	7/3/2019	223,009	USD	341,898	NZD	—	(6,632)
Bank of America N.A.	7/3/2019	1,350,828	USD	12,827,299	SEK	—	(31,798)
Bank of America N.A.	7/3/2019	420,360	USD	578,339	SGD	—	(7,114)
Bank of America N.A.	8/5/2019	421,696	USD	2,755,460	DKK	16	—
Bank of America N.A.	8/5/2019	11,686,923	USD	10,234,575	EUR	—	(631)
Bank of America N.A.	8/5/2019	7,994,592	USD	6,271,016	GBP	89	—
Bank of America N.A.	8/5/2019	81,102	USD	288,689	ILS	—	(10)
Bank of America N.A.	8/5/2019	5,150,924	USD	553,560,530	JPY	—	(395)
Bank of America N.A.	8/5/2019	913,762	USD	7,782,607	NOK	—	(72)
Bank of America N.A.	8/5/2019	216,798	USD	322,544	NZD	—	(4)
Bank of America N.A.	8/5/2019	1,404,111	USD	12,993,865	SEK	47	—
Bank of America N.A.	8/5/2019	514,335	USD	695,518	SGD	—	(43)
Bank of America N.A.	8/6/2019	3,144,303	USD	4,475,411	AUD	—	(98)
Bank of America N.A.	8/6/2019	2,460,345	USD	2,390,941	CHF	61	—
Barclays Bank PLC	7/3/2019	4,718,151	AUD	3,311,184	USD	—	(101)
Barclays Bank PLC	7/3/2019	4,154,915	CHF	4,261,963	USD	—	(99)
Barclays Bank PLC	7/3/2019	3,053,306	DKK	465,926	USD	—	(16)
Barclays Bank PLC	7/3/2019	10,043,495	EUR	11,438,316	USD	182	—
Barclays Bank PLC	7/3/2019	6,057,830	GBP	7,710,345	USD	—	(146)
Barclays Bank PLC	7/3/2019	474,889	ILS	133,158	USD	1	—
Barclays Bank PLC	7/3/2019	472,742,227	JPY	4,388,303	USD	—	(136)
Barclays Bank PLC	7/3/2019	6,869,738	NOK	805,757	USD	6	—
Barclays Bank PLC	7/3/2019	341,956	NZD	229,686	USD	—	(6)
Barclays Bank PLC	7/3/2019	12,907,256	SEK	1,391,272	USD	—	(28)
Barclays Bank PLC	7/3/2019	585,702	SGD	432,946	USD	—	(29)
Barclays Bank PLC	8/5/2019	421,696	USD	2,755,573	DKK	—	(1)
Barclays Bank PLC	8/5/2019	11,686,923	USD	10,234,262	EUR	—	(273)
Barclays Bank PLC	8/5/2019	7,994,592	USD	6,271,095	GBP	—	(11)
Barclays Bank PLC	8/5/2019	81,102	USD	288,683	ILS	—	(8)
Barclays Bank PLC	8/5/2019	5,150,924	USD	553,539,926	JPY	—	(203)
Barclays Bank PLC	8/5/2019	913,762	USD	7,782,463	NOK	—	(55)
Barclays Bank PLC	8/5/2019	216,798	USD	322,544	NZD	—	(4)
Barclays Bank PLC	8/5/2019	1,404,111	USD	12,994,316	SEK	—	(1)
Barclays Bank PLC	8/5/2019	514,335	USD	695,510	SGD	—	(36)
Barclays Bank PLC	8/6/2019	3,144,303	USD	4,475,316	AUD	—	(31)
Barclays Bank PLC	8/6/2019	2,460,345	USD	2,390,971	CHF	30	—
Canadian Imperial Bank of Commerce	7/3/2019	450,543	AUD	311,684	USD	4,496	—

See Notes to Financial Statements.

WisdomTree Trust	35

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Canadian Imperial Bank of Commerce	7/3/2019	393,406	CHF	401,181	USD	$2,352	$—
Canadian Imperial Bank of Commerce	7/3/2019	289,081	DKK	43,857	USD	254	—
Canadian Imperial Bank of Commerce	7/3/2019	950,412	EUR	1,076,696	USD	5,724	—
Canadian Imperial Bank of Commerce	7/3/2019	571,417	GBP	725,779	USD	1,501	—
Canadian Imperial Bank of Commerce	7/3/2019	45,379	ILS	12,534	USD	190	—
Canadian Imperial Bank of Commerce	7/3/2019	44,454,007	JPY	413,073	USD	—	(435)
Canadian Imperial Bank of Commerce	7/3/2019	647,672	NOK	75,846	USD	120	—
Canadian Imperial Bank of Commerce	7/3/2019	32,911	NZD	21,620	USD	485	—
Canadian Imperial Bank of Commerce	7/3/2019	1,228,588	SEK	130,961	USD	1,466	—
Canadian Imperial Bank of Commerce	7/3/2019	55,282	SGD	40,753	USD	108	—
Canadian Imperial Bank of Commerce	7/3/2019	3,214,929	USD	4,636,270	AUD	—	(38,693)
Canadian Imperial Bank of Commerce	7/3/2019	4,138,069	USD	4,151,104	CHF	—	(119,885)
Canadian Imperial Bank of Commerce	7/3/2019	452,382	USD	3,024,196	DKK	—	(9,086)
Canadian Imperial Bank of Commerce	7/3/2019	11,105,807	USD	9,942,442	EUR	—	(217,601)
Canadian Imperial Bank of Commerce	7/3/2019	7,486,207	USD	5,930,937	GBP	—	(62,488)
Canadian Imperial Bank of Commerce	7/3/2019	129,287	USD	468,265	ILS	—	(2,014)
Canadian Imperial Bank of Commerce	7/3/2019	4,260,735	USD	461,549,231	JPY	—	(23,534)
Canadian Imperial Bank of Commerce	7/3/2019	782,334	USD	6,841,159	NOK	—	(20,076)
Canadian Imperial Bank of Commerce	7/3/2019	223,009	USD	341,918	NZD	—	(6,645)
Canadian Imperial Bank of Commerce	7/3/2019	1,350,828	USD	12,828,678	SEK	—	(31,947)
Canadian Imperial Bank of Commerce	7/3/2019	420,360	USD	578,415	SGD	—	(7,171)
Citibank N.A.	7/3/2019	4,718,171	AUD	3,311,184	USD	—	(86)
Citibank N.A.	7/3/2019	4,154,945	CHF	4,261,963	USD	—	(69)
Citibank N.A.	7/3/2019	3,053,350	DKK	465,926	USD	—	(9)
Citibank N.A.	7/3/2019	10,044,333	EUR	11,438,316	USD	1,136	—
Citibank N.A.	7/3/2019	6,057,839	GBP	7,710,345	USD	—	(134)
Citibank N.A.	7/3/2019	474,897	ILS	133,158	USD	3	—
Citibank N.A.	7/3/2019	472,741,350	JPY	4,388,303	USD	—	(144)
Citibank N.A.	7/3/2019	6,869,546	NOK	805,757	USD	—	(17)
Citibank N.A.	7/3/2019	341,957	NZD	229,686	USD	—	(5)
Citibank N.A.	7/3/2019	12,907,288	SEK	1,391,272	USD	—	(24)
Citibank N.A.	7/3/2019	585,754	SGD	432,946	USD	9	—
Citibank N.A.	7/3/2019	3,214,929	USD	4,636,270	AUD	—	(38,693)
Citibank N.A.	7/3/2019	4,138,069	USD	4,150,587	CHF	—	(119,355)
Citibank N.A.	7/3/2019	452,382	USD	3,023,506	DKK	—	(8,981)
Citibank N.A.	7/3/2019	11,105,807	USD	9,941,579	EUR	—	(216,618)
Citibank N.A.	7/3/2019	7,486,207	USD	5,930,519	GBP	—	(61,955)
Citibank N.A.	7/3/2019	129,287	USD	468,240	ILS	—	(2,007)
Citibank N.A.	7/3/2019	4,260,735	USD	461,513,867	JPY	—	(23,206)
Citibank N.A.	7/3/2019	782,334	USD	6,840,757	NOK	—	(20,029)
Citibank N.A.	7/3/2019	223,009	USD	341,897	NZD	—	(6,631)
Citibank N.A.	7/3/2019	1,350,828	USD	12,827,268	SEK	—	(31,795)
Citibank N.A.	7/3/2019	420,360	USD	578,361	SGD	—	(7,131)
Citibank N.A.	8/5/2019	421,696	USD	2,755,603	DKK	—	(6)
Citibank N.A.	8/5/2019	11,686,923	USD	10,235,319	EUR	—	(1,481)
Citibank N.A.	8/5/2019	7,994,592	USD	6,271,031	GBP	70	—
Citibank N.A.	8/5/2019	81,102	USD	288,678	ILS	—	(7)
Citibank N.A.	8/5/2019	5,150,924	USD	553,525,504	JPY	—	(69)
Citibank N.A.	8/5/2019	913,762	USD	7,782,120	NOK	—	(14)
Citibank N.A.	8/5/2019	216,798	USD	322,546	NZD	—	(6)
Citibank N.A.	8/5/2019	1,404,111	USD	12,994,401	SEK	—	(10)
Citibank N.A.	8/5/2019	514,335	USD	695,470	SGD	—	(7)
Citibank N.A.	8/6/2019	3,144,303	USD	4,475,322	AUD	—	(35)
Citibank N.A.	8/6/2019	2,460,345	USD	2,390,993	CHF	8	—
Goldman Sachs	7/3/2019	424,125	AUD	293,350	USD	4,290	—

See Notes to Financial Statements.

36	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Goldman Sachs	7/3/2019	370,407	CHF	377,584	USD	$2,357	$—
Goldman Sachs	7/3/2019	272,084	DKK	41,280	USD	238	—
Goldman Sachs	7/3/2019	894,633	EUR	1,013,362	USD	5,533	—
Goldman Sachs	7/3/2019	538,000	GBP	683,089	USD	1,659	—
Goldman Sachs	7/3/2019	42,777	ILS	11,798	USD	197	—
Goldman Sachs	7/3/2019	41,846,595	JPY	388,777	USD	—	(342)
Goldman Sachs	7/3/2019	610,063	NOK	71,386	USD	169	—
Goldman Sachs	7/3/2019	31,001	NZD	20,350	USD	472	—
Goldman Sachs	7/3/2019	1,156,934	SEK	123,259	USD	1,444	—
Goldman Sachs	7/3/2019	52,043	SGD	38,357	USD	110	—
Goldman Sachs	7/3/2019	916,718	USD	1,324,538	AUD	—	(12,810)
Goldman Sachs	7/3/2019	1,179,946	USD	1,157,813	CHF	—	(7,669)
Goldman Sachs	7/3/2019	128,994	USD	852,281	DKK	—	(1,057)
Goldman Sachs	7/3/2019	3,166,754	USD	2,802,544	EUR	—	(25,052)
Goldman Sachs	7/3/2019	2,134,647	USD	1,679,966	GBP	—	(3,556)
Goldman Sachs	7/3/2019	36,866	USD	132,032	ILS	—	(156)
Goldman Sachs	7/3/2019	1,214,923	USD	130,541,532	JPY	3,189	—
Goldman Sachs	7/3/2019	223,078	USD	1,912,766	NOK	—	(1,273)
Goldman Sachs	7/3/2019	63,590	USD	96,685	NZD	—	(1,350)
Goldman Sachs	7/3/2019	385,181	USD	3,626,009	SEK	—	(5,658)
Goldman Sachs	7/3/2019	119,863	USD	162,478	SGD	—	(231)
Societe Generale	7/3/2019	3,214,929	USD	4,636,070	AUD	—	(38,552)
Societe Generale	7/3/2019	4,138,069	USD	4,150,814	CHF	—	(119,588)
Societe Generale	7/3/2019	452,382	USD	3,023,631	DKK	—	(9,000)
Societe Generale	7/3/2019	11,105,807	USD	9,941,552	EUR	—	(216,587)
Societe Generale	7/3/2019	7,486,207	USD	5,934,087	GBP	—	(66,497)
Societe Generale	7/3/2019	129,287	USD	468,232	ILS	—	(2,005)
Societe Generale	7/3/2019	4,260,735	USD	461,527,075	JPY	—	(23,329)
Societe Generale	7/3/2019	782,334	USD	6,840,924	NOK	—	(20,049)
Societe Generale	7/3/2019	223,009	USD	341,907	NZD	—	(6,638)
Societe Generale	7/3/2019	1,350,828	USD	12,827,463	SEK	—	(31,816)
Societe Generale	7/3/2019	420,360	USD	578,331	SGD	—	(7,108)
State Street Bank and Trust	7/3/2019	3,594,832	AUD	2,522,810	USD	—	(44)
State Street Bank and Trust	7/3/2019	3,165,672	CHF	3,247,213	USD	—	(56)
State Street Bank and Trust	7/3/2019	2,326,386	DKK	354,995	USD	—	(7)
State Street Bank and Trust	7/3/2019	7,652,175	EUR	8,714,909	USD	123	—
State Street Bank and Trust	7/3/2019	4,615,639	GBP	5,874,550	USD	78	—
State Street Bank and Trust	7/3/2019	361,820	ILS	101,457	USD	—	(3)
State Street Bank and Trust	7/3/2019	360,186,565	JPY	3,343,469	USD	—	(85)
State Street Bank and Trust	7/3/2019	5,234,121	NOK	613,911	USD	7	—
State Street Bank and Trust	7/3/2019	260,536	NZD	175,000	USD	—	(7)
State Street Bank and Trust	7/3/2019	9,834,160	SEK	1,060,021	USD	—	(19)
State Street Bank and Trust	7/3/2019	446,283	SGD	329,864	USD	2	—
State Street Bank and Trust	8/5/2019	321,296	USD	2,099,503	DKK	—	(0)*
State Street Bank and Trust	8/5/2019	8,904,323	USD	7,797,458	EUR	—	(122)
State Street Bank and Trust	8/5/2019	6,091,120	USD	4,778,095	GBP	—	(157)
State Street Bank and Trust	8/5/2019	61,794	USD	219,934	ILS	—	(0)*
State Street Bank and Trust	8/5/2019	3,924,516	USD	421,739,870	JPY	—	(107)
State Street Bank and Trust	8/5/2019	696,202	USD	5,929,489	NOK	—	(39)
State Street Bank and Trust	8/5/2019	165,184	USD	245,754	NZD	—	(3)
State Street Bank and Trust	8/5/2019	1,069,800	USD	9,900,398	SEK	4	—
State Street Bank and Trust	8/5/2019	391,877	USD	529,881	SGD	—	(2)
State Street Bank and Trust	8/6/2019	2,395,661	USD	3,409,728	AUD	4	—
State Street Bank and Trust	8/6/2019	1,874,551	USD	1,821,707	CHF	10	—
UBS AG	7/3/2019	4,718,171	AUD	3,311,184	USD	—	(86)
UBS AG	7/3/2019	4,154,920	CHF	4,261,963	USD	—	(95)

See Notes to Financial Statements.

WisdomTree Trust	37

Schedule of Investments (concluded)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
UBS AG	7/3/2019	3,053,338	DKK	465,926	USD	$—	$(11)
UBS AG	7/3/2019	10,043,504	EUR	11,438,316	USD	192	—
UBS AG	7/3/2019	6,057,663	GBP	7,710,345	USD	—	(358)
UBS AG	7/3/2019	474,895	ILS	133,158	USD	2	—
UBS AG	7/3/2019	472,757,148	JPY	4,388,303	USD	2	—
UBS AG	7/3/2019	6,869,786	NOK	805,757	USD	11	—
UBS AG	7/3/2019	341,955	NZD	229,686	USD	—	(7)
UBS AG	7/3/2019	12,907,163	SEK	1,391,272	USD	—	(38)
UBS AG	7/3/2019	585,748	SGD	432,946	USD	4	—
UBS AG	7/3/2019	2,449,471	USD	3,532,174	AUD	—	(29,323)
UBS AG	7/3/2019	458,359	USD	655,680	AUD	—	(1,781)
UBS AG	7/3/2019	3,152,816	USD	3,162,322	CHF	—	(90,905)
UBS AG	7/3/2019	589,973	USD	582,393	CHF	—	(7,411)
UBS AG	7/3/2019	344,674	USD	2,303,624	DKK	—	(6,841)
UBS AG	7/3/2019	64,497	USD	426,712	DKK	—	(616)
UBS AG	7/3/2019	8,461,568	USD	7,574,503	EUR	—	(165,004)
UBS AG	7/3/2019	1,583,377	USD	1,402,878	EUR	—	(14,356)
UBS AG	7/3/2019	5,703,778	USD	4,518,417	GBP	—	(47,108)
UBS AG	7/3/2019	1,067,324	USD	837,261	GBP	1,687	—
UBS AG	7/3/2019	98,508	USD	356,775	ILS	—	(1,532)
UBS AG	7/3/2019	18,433	USD	66,332	ILS	—	(166)
UBS AG	7/3/2019	3,246,279	USD	351,626,553	JPY	—	(17,648)
UBS AG	7/3/2019	607,462	USD	65,469,581	JPY	—	(251)
UBS AG	7/3/2019	596,064	USD	5,212,077	NOK	—	(15,269)
UBS AG	7/3/2019	111,539	USD	970,682	NOK	—	(2,314)
UBS AG	7/3/2019	169,913	USD	260,495	NZD	—	(5,053)
UBS AG	7/3/2019	31,795	USD	47,902	NZD	—	(379)
UBS AG	7/3/2019	1,029,207	USD	9,773,235	SEK	—	(24,228)
UBS AG	7/3/2019	192,590	USD	1,812,680	SEK	—	(2,795)
UBS AG	7/3/2019	320,276	USD	440,659	SGD	—	(5,433)
UBS AG	7/3/2019	59,932	USD	81,767	SGD	—	(506)
UBS AG	8/5/2019	421,696	USD	2,755,581	DKK	—	(3)
UBS AG	8/5/2019	11,686,923	USD	10,234,477	EUR	—	(518)
UBS AG	8/5/2019	7,994,592	USD	6,271,124	GBP	—	(49)
UBS AG	8/5/2019	81,102	USD	288,672	ILS	—	(5)
UBS AG	8/5/2019	5,150,924	USD	553,539,926	JPY	—	(203)
UBS AG	8/5/2019	913,762	USD	7,782,374	NOK	—	(44)
UBS AG	8/5/2019	216,798	USD	322,543	NZD	—	(3)
UBS AG	8/5/2019	1,404,111	USD	12,995,207	SEK	—	(98)
UBS AG	8/5/2019	514,335	USD	695,601	SGD	—	(104)
UBS AG	8/6/2019	3,144,303	USD	4,475,341	AUD	—	(49)
UBS AG	8/6/2019	2,460,345	USD	2,391,008	CHF	—	(8)
						$57,148	$(2,659,701)
*	Amount represents less than $1.

CURRENCY LEGEND
AUD	Australian dollar
CHF	Swiss franc
DKK	Danish krone
EUR	Euro
GBP	British pound
ILS	Israeli new shekel
JPY	Japanese yen
NOK	Norwegian krone
NZD	New Zealand dollar
SEK	Swedish krona
SGD	Singapore dollar
USD	U.S. dollar

See Notes to Financial Statements.

38	WisdomTree Trust

Schedule of Investments

WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund (DHDG)

June 30, 2019

Investments	Shares	Value

EXCHANGE-TRADED FUND – 99.9%

United States – 99.9%

WisdomTree International Quality Dividend Growth Fund(a)
(Cost: $29,376,810)	984,683	$28,732,853

Other Assets less Liabilities – 0.1%		16,102

NET ASSETS – 100.0%		$28,748,955
(a)	Affiliated company (See Note 3).

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation

Bank of America N.A.	7/3/2019	96,761	AUD	67,642	USD	$263		$—
Bank of America N.A.	7/3/2019	481,442	AUD	337,882	USD	—		(18)
Bank of America N.A.	7/3/2019	78,758	CHF	79,786	USD	999		—
Bank of America N.A.	7/3/2019	388,526	CHF	398,541	USD	—		(14)
Bank of America N.A.	7/3/2019	2,531,316	DKK	386,278	USD	—		(19)
Bank of America N.A.	7/3/2019	837,390	EUR	953,683	USD	17		—
Bank of America N.A.	7/3/2019	812,055	GBP	1,033,606	USD	—		(50)
Bank of America N.A.	7/3/2019	10,324,401	JPY	95,795	USD	40		—
Bank of America N.A.	7/3/2019	51,549,499	JPY	478,510	USD	—		(9)
Bank of America N.A.	7/3/2019	194,011	NOK	22,294	USD	462		—
Bank of America N.A.	7/3/2019	949,492	NOK	111,362	USD	5		—
Bank of America N.A.	7/3/2019	11,719	NZD	7,779	USD	92		—
Bank of America N.A.	7/3/2019	57,847	NZD	38,855	USD	—		(1)
Bank of America N.A.	7/3/2019	553,017	SEK	58,757	USD	851		—
Bank of America N.A.	7/3/2019	2,722,801	SEK	293,499	USD	—		(14)
Bank of America N.A.	7/3/2019	5,274	SGD	3,866	USD	32		—
Bank of America N.A.	7/3/2019	26,130	SGD	19,313	USD	0	*	—
Bank of America N.A.	7/3/2019	355,122	USD	512,089	AUD	—		(4,250)
Bank of America N.A.	7/3/2019	418,875	USD	420,140	CHF	—		(12,080)
Bank of America N.A.	7/3/2019	405,987	USD	2,713,407	DKK	—		(8,058)
Bank of America N.A.	7/3/2019	1,002,341	USD	897,274	EUR	—		(19,561)
Bank of America N.A.	7/3/2019	1,086,343	USD	860,591	GBP	—		(8,988)
Bank of America N.A.	7/3/2019	502,924	USD	54,475,822	JPY	—		(2,741)
Bank of America N.A.	7/3/2019	117,044	USD	1,023,470	NOK	—		(3,000)
Bank of America N.A.	7/3/2019	40,837	USD	62,608	NZD	—		(1,214)
Bank of America N.A.	7/3/2019	308,474	USD	2,929,232	SEK	—		(7,261)
Bank of America N.A.	7/3/2019	20,298	USD	27,926	SGD	—		(344)
Bank of America N.A.	8/5/2019	249,364	USD	1,629,402	DKK	9		—
Bank of America N.A.	8/5/2019	1,374,312	USD	1,203,525	EUR	—		(74)
Bank of America N.A.	8/5/2019	979,051	USD	767,975	GBP	11		—
Bank of America N.A.	8/5/2019	11,242	USD	40,017	ILS	—		(1)
Bank of America N.A.	8/5/2019	527,629	USD	56,703,338	JPY	—		(40)
Bank of America N.A.	8/5/2019	213,041	USD	1,814,493	NOK	—		(17)
Bank of America N.A.	8/5/2019	16,298	USD	24,248	NZD	—		(0)*
Bank of America N.A.	8/5/2019	146,872	USD	1,359,177	SEK	5		—
Bank of America N.A.	8/5/2019	25,352	USD	34,283	SGD	—		(2)
Bank of America N.A.	8/6/2019	178,234	USD	253,688	AUD	—		(6)
Bank of America N.A.	8/6/2019	272,156	USD	264,479	CHF	7		—
Barclays Bank PLC	7/3/2019	20,770	AUD	14,450	USD	126		—
Barclays Bank PLC	7/3/2019	481,453	AUD	337,882	USD	—		(10)
Barclays Bank PLC	7/3/2019	16,556	CHF	17,045	USD	—		(63)
Barclays Bank PLC	7/3/2019	388,531	CHF	398,541	USD	—		(9)
Barclays Bank PLC	7/3/2019	108,223	DKK	16,520	USD	—		(6)

See Notes to Financial Statements.

WisdomTree Trust	39

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund (DHDG)

June 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation

Barclays Bank PLC	7/3/2019	2,531,357	DKK	386,278	USD	$—		$(13)
Barclays Bank PLC	7/3/2019	35,787	EUR	40,786	USD	—		(28)
Barclays Bank PLC	7/3/2019	837,388	EUR	953,683	USD	15		—
Barclays Bank PLC	7/3/2019	34,724	GBP	44,205	USD	—		(9)
Barclays Bank PLC	7/3/2019	812,079	GBP	1,033,606	USD	—		(20)
Barclays Bank PLC	7/3/2019	2,195,806	JPY	20,465	USD	—		(83)
Barclays Bank PLC	7/3/2019	51,548,829	JPY	478,510	USD	—		(15)
Barclays Bank PLC	7/3/2019	40,436	NOK	4,763	USD	—		(20)
Barclays Bank PLC	7/3/2019	949,452	NOK	111,362	USD	1		—
Barclays Bank PLC	7/3/2019	57,847	NZD	38,855	USD	—		(1)
Barclays Bank PLC	7/3/2019	116,740	SEK	12,552	USD	31		—
Barclays Bank PLC	7/3/2019	2,722,880	SEK	293,499	USD	—		(6)
Barclays Bank PLC	7/3/2019	1,118	SGD	826	USD	0	*	—
Barclays Bank PLC	7/3/2019	26,127	SGD	19,313	USD	—		(1)
Barclays Bank PLC	8/5/2019	249,364	USD	1,629,469	DKK	—		(1)
Barclays Bank PLC	8/5/2019	1,374,312	USD	1,203,488	EUR	—		(32)
Barclays Bank PLC	8/5/2019	979,051	USD	767,984	GBP	—		(1)
Barclays Bank PLC	8/5/2019	11,242	USD	40,016	ILS	—		(1)
Barclays Bank PLC	8/5/2019	527,629	USD	56,701,228	JPY	—		(21)
Barclays Bank PLC	8/5/2019	213,041	USD	1,814,459	NOK	—		(13)
Barclays Bank PLC	8/5/2019	16,298	USD	24,248	NZD	—		(0)*
Barclays Bank PLC	8/5/2019	146,872	USD	1,359,224	SEK	—		(0)*
Barclays Bank PLC	8/5/2019	25,352	USD	34,282	SGD	—		(2)
Barclays Bank PLC	8/6/2019	178,234	USD	253,682	AUD	—		(2)
Barclays Bank PLC	8/6/2019	272,156	USD	264,482	CHF	3		—
Canadian Imperial Bank of Commerce	7/3/2019	355,122	USD	512,124	AUD	—		(4,274)
Canadian Imperial Bank of Commerce	7/3/2019	418,875	USD	420,194	CHF	—		(12,135)
Canadian Imperial Bank of Commerce	7/3/2019	405,987	USD	2,714,043	DKK	—		(8,155)
Canadian Imperial Bank of Commerce	7/3/2019	1,002,341	USD	897,343	EUR	—		(19,639)
Canadian Imperial Bank of Commerce	7/3/2019	1,086,343	USD	860,654	GBP	—		(9,068)
Canadian Imperial Bank of Commerce	7/3/2019	502,924	USD	54,479,845	JPY	—		(2,778)
Canadian Imperial Bank of Commerce	7/3/2019	117,044	USD	1,023,497	NOK	—		(3,004)
Canadian Imperial Bank of Commerce	7/3/2019	40,837	USD	62,611	NZD	—		(1,217)
Canadian Imperial Bank of Commerce	7/3/2019	308,474	USD	2,929,547	SEK	—		(7,295)
Canadian Imperial Bank of Commerce	7/3/2019	20,298	USD	27,930	SGD	—		(346)
Citibank N.A.	7/2/2019	27,907	AUD	19,587	USD	—		(3)
Citibank N.A.	7/2/2019	55,279	CHF	56,614	USD	82		—
Citibank N.A.	7/2/2019	247,769	DKK	37,735	USD	70		—
Citibank N.A.	7/2/2019	80,193	EUR	91,162	USD	162		—
Citibank N.A.	7/2/2019	33,885	GBP	43,023	USD	103		—
Citibank N.A.	7/2/2019	1,419,779	JPY	13,169	USD	9		—
Citibank N.A.	7/2/2019	117,958	NOK	13,820	USD	15		—
Citibank N.A.	7/2/2019	313,282	SEK	33,740	USD	25		—
Citibank N.A.	7/2/2019	2,173	SGD	1,606	USD	0	*	—
Citibank N.A.	7/3/2019	481,455	AUD	337,882	USD	—		(9)
Citibank N.A.	7/3/2019	388,534	CHF	398,541	USD	—		(6)
Citibank N.A.	7/3/2019	2,531,393	DKK	386,278	USD	—		(7)
Citibank N.A.	7/3/2019	837,458	EUR	953,683	USD	95		—
Citibank N.A.	7/3/2019	812,080	GBP	1,033,606	USD	—		(18)
Citibank N.A.	7/3/2019	51,548,733	JPY	478,510	USD	—		(16)
Citibank N.A.	7/3/2019	949,426	NOK	111,362	USD	—		(2)
Citibank N.A.	7/3/2019	57,847	NZD	38,855	USD	—		(1)
Citibank N.A.	7/3/2019	2,722,887	SEK	293,499	USD	—		(5)
Citibank N.A.	7/3/2019	26,130	SGD	19,313	USD	0	*	—
Citibank N.A.	7/3/2019	355,122	USD	512,124	AUD	—		(4,274)

See Notes to Financial Statements.

40	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund (DHDG)

June 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation

Citibank N.A.	7/3/2019	418,875	USD	420,142	CHF	$—		$(12,082)
Citibank N.A.	7/3/2019	405,987	USD	2,713,423	DKK	—		(8,060)
Citibank N.A.	7/3/2019	1,002,341	USD	897,265	EUR	—		(19,551)
Citibank N.A.	7/3/2019	1,086,343	USD	860,593	GBP	—		(8,991)
Citibank N.A.	7/3/2019	502,924	USD	54,475,671	JPY	—		(2,739)
Citibank N.A.	7/3/2019	117,044	USD	1,023,437	NOK	—		(2,997)
Citibank N.A.	7/3/2019	40,837	USD	62,608	NZD	—		(1,214)
Citibank N.A.	7/3/2019	308,474	USD	2,929,225	SEK	—		(7,261)
Citibank N.A.	7/3/2019	20,298	USD	27,927	SGD	—		(344)
Citibank N.A.	8/5/2019	249,364	USD	1,629,487	DKK	—		(4)
Citibank N.A.	8/5/2019	1,374,312	USD	1,203,612	EUR	—		(174)

Citibank N.A.	8/5/2019	979,051	USD	767,977	GBP	9		—

Citibank N.A.	8/5/2019	11,242	USD	40,015	ILS	—		(1)

Citibank N.A.	8/5/2019	527,629	USD	56,699,751	JPY	—		(7)

Citibank N.A.	8/5/2019	213,041	USD	1,814,379	NOK	—		(3)

Citibank N.A.	8/5/2019	16,298	USD	24,248	NZD	—		—

Citibank N.A.	8/5/2019	146,872	USD	1,359,233	SEK	—		(1)
Citibank N.A.	8/5/2019	25,352	USD	34,280	SGD	—		(0)*
Citibank N.A.	8/6/2019	178,234	USD	253,682	AUD	—		(2)
Citibank N.A.	8/6/2019	272,156	USD	264,484	CHF	1		—
JP Morgan Chase Bank N.A.	7/3/2019	366,831	AUD	257,438	USD	—		(5)
JP Morgan Chase Bank N.A.	7/3/2019	296,036	CHF	303,652	USD	4		—
JP Morgan Chase Bank N.A.	7/3/2019	1,928,709	DKK	294,310	USD	—		(4)
JP Morgan Chase Bank N.A.	7/3/2019	638,009	EUR	726,616	USD	10		—
JP Morgan Chase Bank N.A.	7/3/2019	618,731	GBP	787,513	USD	—		(14)
JP Morgan Chase Bank N.A.	7/3/2019	39,276,276	JPY	364,580	USD	—		(3)
JP Morgan Chase Bank N.A.	7/3/2019	723,412	NOK	84,849	USD	1		—
JP Morgan Chase Bank N.A.	7/3/2019	2,509	NZD	1,662	USD	23		—
JP Morgan Chase Bank N.A.	7/3/2019	44,076	NZD	29,605	USD	—		(1)
JP Morgan Chase Bank N.A.	7/3/2019	2,074,594	SEK	223,619	USD	—		(3)
JP Morgan Chase Bank N.A.	7/3/2019	19,910	SGD	14,716	USD	0	*	—
JP Morgan Chase Bank N.A.	8/5/2019	189,996	USD	1,241,529	DKK	—		(1)
JP Morgan Chase Bank N.A.	8/5/2019	1,047,095	USD	916,933	EUR	—		(13)
JP Morgan Chase Bank N.A.	8/5/2019	745,946	USD	585,127	GBP	7		—
JP Morgan Chase Bank N.A.	8/5/2019	8,570	USD	30,503	ILS	—		(0)*
JP Morgan Chase Bank N.A.	8/5/2019	402,007	USD	43,200,315	JPY	—		(6)
JP Morgan Chase Bank N.A.	8/5/2019	162,320	USD	1,382,431	NOK	—		(5)
JP Morgan Chase Bank N.A.	8/5/2019	12,422	USD	18,482	NZD	—		(1)
JP Morgan Chase Bank N.A.	8/5/2019	111,904	USD	1,035,608	SEK	0	*	—
JP Morgan Chase Bank N.A.	8/5/2019	19,319	USD	26,123	SGD	—		(0)*
JP Morgan Chase Bank N.A.	8/6/2019	135,801	USD	193,284	AUD	1		—
JP Morgan Chase Bank N.A.	8/6/2019	207,359	USD	201,517	CHF	—		(3)
Royal Bank of Canada	7/2/2019	8,448	NZD	5,674	USD	—		(0)*
Societe Generale	7/3/2019	355,122	USD	512,102	AUD	—		(4,258)
Societe Generale	7/3/2019	418,875	USD	420,165	CHF	—		(12,105)
Societe Generale	7/3/2019	405,987	USD	2,713,536	DKK	—		(8,077)
Societe Generale	7/3/2019	1,002,341	USD	897,263	EUR	—		(19,548)
Societe Generale	7/3/2019	1,086,343	USD	861,111	GBP	—		(9,650)
Societe Generale	7/3/2019	502,924	USD	54,477,230	JPY	—		(2,754)
Societe Generale	7/3/2019	117,044	USD	1,023,462	NOK	—		(2,999)
Societe Generale	7/3/2019	40,837	USD	62,609	NZD	—		(1,216)
Societe Generale	7/3/2019	308,474	USD	2,929,269	SEK	—		(7,265)
Societe Generale	7/3/2019	20,298	USD	27,926	SGD	—		(343)
UBS AG	7/3/2019	481,455	AUD	337,882	USD	—		(9)

See Notes to Financial Statements.

WisdomTree Trust	41

Schedule of Investments (concluded)

WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund (DHDG)

June 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation
UBS AG	7/3/2019	388,531	CHF	398,541	USD	$—		$(9)
UBS AG	7/3/2019	511,621	DKK	77,331	USD	738		—
UBS AG	7/3/2019	2,531,384	DKK	386,278	USD	—		(9)

UBS AG	7/3/2019	169,158	EUR	190,922	USD	1,731		—
UBS AG	7/3/2019	837,389	EUR	953,683	USD	16		—
UBS AG	7/3/2019	162,320	GBP	206,923	USD	—		(327)
UBS AG	7/3/2019	812,057	GBP	1,033,606	USD	—		(48)
UBS AG	7/3/2019	51,550,456	JPY	478,510	USD	0	*	—
UBS AG	7/3/2019	949,459	NOK	111,362	USD	2		—
UBS AG	7/3/2019	57,847	NZD	38,855	USD	—		(1)
UBS AG	7/3/2019	2,722,860	SEK	293,499	USD	—		(8)
UBS AG	7/3/2019	26,129	SGD	19,313	USD	0	*	—
UBS AG	7/3/2019	270,570	USD	390,166	AUD	—		(3,239)
UBS AG	7/3/2019	319,147	USD	320,109	CHF	—		(9,202)
UBS AG	7/3/2019	309,325	USD	2,067,369	DKK	—		(6,139)
UBS AG	7/3/2019	763,692	USD	683,631	EUR	—		(14,892)
UBS AG	7/3/2019	827,693	USD	655,682	GBP	—		(6,836)
UBS AG	7/3/2019	383,184	USD	41,505,264	JPY	—		(2,083)
UBS AG	7/3/2019	89,178	USD	779,786	NOK	—		(2,284)
UBS AG	7/3/2019	31,118	USD	47,707	NZD	—		(925)
UBS AG	7/3/2019	235,028	USD	2,231,800	SEK	—		(5,533)
UBS AG	7/3/2019	15,468	USD	21,282	SGD	—		(262)
UBS AG	8/5/2019	249,364	USD	1,629,474	DKK	—		(2)
UBS AG	8/5/2019	1,374,312	USD	1,203,513	EUR	—		(61)
UBS AG	8/5/2019	979,051	USD	767,988	GBP	—		(6)
UBS AG	8/5/2019	11,242	USD	40,014	ILS	—		(1)
UBS AG	8/5/2019	527,629	USD	56,701,228	JPY	—		(21)
UBS AG	8/5/2019	213,041	USD	1,814,438	NOK	—		(10)
UBS AG	8/5/2019	16,298	USD	24,247	NZD	—		(0)*
UBS AG	8/5/2019	146,872	USD	1,359,317	SEK	—		(10)
UBS AG	8/5/2019	25,352	USD	34,287	SGD	—		(5)
UBS AG	8/6/2019	178,234	USD	253,684	AUD	—		(3)
UBS AG	8/6/2019	272,156	USD	264,486	CHF	—		(1)
						$6,073		$(324,002)
*	Amount represents less than $1.

CURRENCY LEGEND
AUD	Australian dollar
CHF	Swiss franc
DKK	Danish krone
EUR	Euro
GBP	British pound
ILS	Israeli new shekel
JPY	Japanese yen
NOK	Norwegian krone
NZD	New Zealand dollar
SEK	Swedish krona
SGD	Singapore dollar
USD	U.S. dollar

See Notes to Financial Statements.

42	WisdomTree Trust

Schedule of Investments

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2019

Investments	Shares	Value

COMMON STOCKS – 100.2%

Australia – 10.2%

Accent Group Ltd.	30,644	$29,784

Adairs Ltd.	15,589	15,534

Adelaide Brighton Ltd.	28,500	80,799

ALS Ltd.	11,903	61,310

Altium Ltd.	1,053	25,272

Ansell Ltd.	3,114	58,674

AP Eagers Ltd.	6,282	43,202

ARB Corp., Ltd.	2,005	25,608

AUB Group Ltd.	2,864	20,982

Ausdrill Ltd.	18,453	23,633

Australian Pharmaceutical Industries Ltd.	27,400	25,381

Bank of Queensland Ltd.	20,800	139,104

Bapcor Ltd.	6,958	27,246

Blackmores Ltd.(a)	435	27,446

Blue Sky Alternative Investments Ltd.*†(a)	40,539	0

Breville Group Ltd.	2,394	27,485

Brickworks Ltd.	3,567	40,776

carsales.com Ltd.	6,301	59,826

Codan Ltd.	5,635	13,722

Collins Foods Ltd.(a)	3,222	18,767

Corporate Travel Management Ltd.(a)	1,540	24,316

Costa Group Holdings Ltd.	9,368	26,559

Credit Corp. Group Ltd.	1,400	26,055

CSR Ltd.	26,089	71,584

Dicker Data Ltd.	7,600	28,693

Domain Holdings Australia Ltd.(a)	7,628	17,022

Domino’s Pizza Enterprises Ltd.	1,800	47,545

DuluxGroup Ltd.	7,158	46,816

Elders Ltd.	3,533	15,396

Estia Health Ltd.	16,719	30,974

Event Hospitality and Entertainment Ltd.	4,815	42,237

FlexiGroup Ltd.	15,600	17,844

Freedom Foods Group Ltd.	2,339	8,338

G8 Education Ltd.	16,612	35,322

Genworth Mortgage Insurance Australia Ltd.(a)	21,634	42,660

GUD Holdings Ltd.	4,132	29,025

GWA Group Ltd.	12,350	29,640

Hansen Technologies Ltd.	4,421	12,193

Healius Ltd.	15,883	33,661

HT&E Ltd.(a)	17,155	21,188

Independence Group NL	5,820	19,277

Ingenia Communities Group	9,962	22,650

Inghams Group Ltd.(a)	15,920	44,911

Integrated Research Ltd.(a)	5,926	13,723

Invocare Ltd.(a)	2,792	31,329

IOOF Holdings Ltd.(a)	25,577	92,795

IPH Ltd.	5,700	29,840

IRESS Ltd.	5,035	49,219

JB Hi-Fi Ltd.(a)	4,478	81,232

Jupiter Mines Ltd.	208,256	50,420

Link Administration Holdings Ltd.	15,000	52,631

Lovisa Holdings Ltd.(a)	2,687	21,420
Investments	Shares	Value

McMillan Shakespeare Ltd.	3,785	$32,431

Metcash Ltd.	31,945	57,613

Mineral Resources Ltd.	4,773	50,175

Monadelphous Group Ltd.	2,380	31,416

MyState Ltd.	8,082	25,465

Navigator Global Investments Ltd.	9,513	26,302

New Hope Corp., Ltd.	38,886	73,951

NIB Holdings Ltd.	10,730	57,753

Nick Scali Ltd.(a)	5,723	25,141

Nine Entertainment Co. Holdings Ltd.	50,575	66,546

oOh!media Ltd.	6,972	19,081

Orora Ltd.	32,200	73,212

OZ Minerals Ltd.	5,953	41,901

Peet Ltd.	27,502	21,615

Pendal Group Ltd.	16,094	80,752

Perpetual Ltd.	2,339	69,332

Platinum Asset Management Ltd.	27,271	92,816

Premier Investments Ltd.	5,246	55,847

Regis Healthcare Ltd.	19,163	35,367

Regis Resources Ltd.	15,599	57,798

Reliance Worldwide Corp., Ltd.	12,200	30,136

Sandfire Resources NL	5,945	27,910

SeaLink Travel Group Ltd.	9,273	24,793

Service Stream Ltd.	13,494	26,609

SG Fleet Group Ltd.	14,400	29,810

Sigma Healthcare Ltd.	73,800	28,743

Sims Metal Management Ltd.	7,998	60,953

SmartGroup Corp., Ltd.	5,291	30,966

Southern Cross Media Group Ltd.	43,166	37,865

Spark Infrastructure Group	73,700	125,677

St Barbara Ltd.	18,501	38,170

Steadfast Group Ltd.	15,118	37,238

Super Retail Group Ltd.	8,254	47,670

Tassal Group Ltd.	7,020	24,139

Technology One Ltd.	4,500	24,884

Total Australia		3,471,143

Austria – 1.3%

EVN AG	2,858	43,287

Oesterreichische Post AG	3,129	105,296

Palfinger AG	815	25,059

Porr AG(a)	1,479	32,675

S IMMO AG	1,854	40,200

UNIQA Insurance Group AG	13,523	126,203

Wienerberger AG	2,150	53,131

Total Austria		425,851

Belgium – 1.1%

Bekaert S.A.	1,525	40,951

bpost S.A.	18,306	173,780

D’ieteren S.A./N.V.	1,132	52,080

Econocom Group S.A./N.V.	8,599	30,749

Euronav N.V.	2,827	26,479

Ontex Group N.V.	2,067	33,378

Orange Belgium S.A.	1,000	19,861

See Notes to Financial Statements.

WisdomTree Trust	43

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2019

Investments	Shares	Value

Recticel S.A.	1,553	$14,025

Total Belgium		391,303
China – 2.6%

Beijing Tong Ren Tang Chinese Medicine Co., Ltd.	16,300	29,251

China Agri-Industries Holdings Ltd.	90,000	28,915

China Overseas Grand Oceans Group Ltd.	119,400	52,574

China Power Clean Energy Development Co., Ltd.	28,600	19,695

China Power International Development Ltd.	460,000	112,461

China South City Holdings Ltd.	290,000	42,688

China Traditional Chinese Medicine Holdings Co., Ltd.	110,000	53,504

CITIC Telecom International Holdings Ltd.	197,678	78,439

CPMC Holdings Ltd.	64,900	25,254

Dah Chong Hong Holdings Ltd.	132,979	44,426

Genertec Universal Medical Group Co., Ltd.(b)	64,300	51,440

Guotai Junan International Holdings Ltd.(a)	268,052	46,319

Hua Hong Semiconductor Ltd.(b)	21,500	41,610

Poly Property Group Co., Ltd.	122,000	44,662

Shanghai Industrial Holdings Ltd.	45,000	97,574

Shougang Fushan Resources Group Ltd.	311,903	67,870

Xiwang Special Steel Co., Ltd.	226,000	39,921

Total China		876,603
Denmark – 1.3%

Alm Brand A/S	6,431	56,862

DFDS A/S	800	33,982

FLSmidth & Co. A/S	1,400	63,421

Matas A/S	2,934	31,874

Ringkjoebing Landbobank A/S	512	33,279

Scandinavian Tobacco Group A/S Class A(b)	5,397	62,995

Schouw & Co. A/S	490	37,382

Spar Nord Bank A/S	5,929	52,198

Sydbank A/S	3,573	68,200

Total Denmark		440,193
Finland – 2.9%

Cargotec Oyj Class B	1,436	54,587

Citycon Oyj	9,636	100,517

Cramo Oyj	1,558	37,046

Finnair Oyj	3,971	31,655

Fiskars Oyj Abp	2,155	35,339

Kemira Oyj	5,194	76,539

Konecranes Oyj	2,250	86,017

Lassila & Tikanoja Oyj	2,002	32,739

Lehto Group Oyj	6,310	18,971

Metsa Board Oyj	15,878	85,383

Oriola Oyj Class B	6,782	15,485

Outokumpu Oyj	17,462	59,657

Raisio Oyj Class V	6,390	21,140

Ramirent Oyj	4,170	42,454

Sanoma Oyj	3,629	35,066

Terveystalo Oyj*(b)	2,719	28,332

Tieto Oyj	3,136	93,068

Tokmanni Group Corp.	3,532	32,258

Uponor Oyj	3,250	35,327
Investments	Shares	Value

YIT Oyj(a)	8,624	$53,132

Total Finland		974,712
France – 3.3%

Beneteau S.A.	2,014	22,190

Chargeurs S.A.	1,168	23,197

Coface S.A.	10,051	101,527

Derichebourg S.A.	6,842	26,336

Elior Group S.A.(b)	4,129	56,848

Europcar Mobility Group(b)	3,650	26,041

Interparfums S.A.	680	32,640

IPSOS(a)	1,529	40,396

Jacquet Metal Service S.A.	1,200	24,598

Kaufman & Broad S.A.	1,078	41,297

Maisons du Monde S.A.(b)	1,095	26,137

Manitou BF S.A.	816	25,229

Metropole Television S.A.	5,888	111,643

Neopost S.A.	1,451	31,065

Nexity S.A.	2,623	113,509

Rallye S.A.(a)	2,900	23,184

Rothschild & Co.	1,566	50,826

Sopra Steria Group	400	46,691

SPIE S.A.	4,488	83,462

Tarkett S.A.	1,574	36,925

Television Francaise 1	6,939	73,174

Trigano S.A.	450	41,099

Vicat S.A.	1,054	52,453

Total France		1,110,467
Georgia – 0.1%

Bank of Georgia Group PLC	1,773	33,802
Germany – 4.6%

Aareal Bank AG	3,561	93,961

alstria office REIT-AG	5,181	84,018

AURELIUS Equity Opportunities SE & Co. KGaA	969	46,082

Aurubis AG	1,350	65,846

Bilfinger SE	1,334	43,235

CANCOM SE	482	25,645

CropEnergies AG	4,097	28,880

Dermapharm Holding SE	1,100	37,956

Deutsche Pfandbriefbank AG(b)	8,140	98,075

Deutz AG	2,199	21,461

DIC Asset AG	1,921	22,183

Duerr AG	1,549	52,867

Encavis AG	5,410	42,264

Freenet AG	8,650	173,322

Gerresheimer AG	508	37,459

Hamburger Hafen und Logistik AG	1,669	44,171

Indus Holding AG	569	25,595

Jenoptik AG	644	20,865

JOST Werke AG(b)	600	21,045

Kloeckner & Co. SE	4,820	28,900

Koenig & Bauer AG	500	20,646

Krones AG	550	44,439

MLP SE	5,528	26,125

See Notes to Financial Statements.

44	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2019

Investments	Shares	Value

NORMA Group SE	789	$32,742

PATRIZIA AG	1,000	20,726

Pfeiffer Vacuum Technology AG	156	22,917

RHOEN-KLINIKUM AG	1,000	30,634

Salzgitter AG	1,250	35,844

Siltronic AG	2,000	146,313

Software AG	1,300	44,709

Takkt AG	2,178	31,748

Wacker Neuson SE	1,378	34,712

Wuestenrot & Wuerttembergische AG	2,192	47,229

Total Germany		1,552,614

Hong Kong – 0.6%

Dah Sing Banking Group Ltd.	27,200	49,091

Dah Sing Financial Holdings Ltd.	10,000	46,720

Hongkong & Shanghai Hotels Ltd. (The)	23,500	30,621

Kowloon Development Co., Ltd.	25,000	32,896

Television Broadcasts Ltd.	29,400	49,147

Total Hong Kong		208,475

Ireland – 0.7%

C&C Group PLC	10,813	48,147

Grafton Group PLC	3,819	39,175

Greencore Group PLC	14,379	40,078

Hibernia REIT PLC	14,145	23,357

Irish Continental Group PLC	5,287	26,251

Origin Enterprises PLC	3,000	17,492

UDG Healthcare PLC	3,600	36,608

Total Ireland		231,108

Israel – 2.3%

Ashtrom Group Ltd.	3,300	25,435

Ashtrom Properties Ltd.	5,526	29,903

Delek Automotive Systems Ltd.	5,878	26,979

Delek Group Ltd.	605	103,882

First International Bank of Israel Ltd.	3,072	77,701

Fox Wizel Ltd.	864	24,734

Gazit-Globe Ltd.	5,400	44,604

Harel Insurance Investments & Financial Services Ltd.	6,476	48,535

Hilan Ltd.	781	25,402

Inrom Construction Industries Ltd.	7,740	27,149

Magic Software Enterprises Ltd.	1,970	17,869

Matrix IT Ltd.	2,154	31,013

Maytronics Ltd.	3,002	20,645

Menora Mivtachim Holdings Ltd.	1,248	18,966

Naphtha Israel Petroleum Corp., Ltd.	4,800	31,371

OPC Energy Ltd.	2,174	17,269

Paz Oil Co., Ltd.	453	63,685

Phoenix Holdings Ltd. (The)	12,179	73,691

Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	487	25,398

Shapir Engineering and Industry Ltd.	4,507	16,516

Shufersal Ltd.	5,702	37,970

Total Israel		788,717

Italy – 4.1%

Anima Holding SpA(b)	17,603	59,898
Investments	Shares	Value

Aquafil SpA	1,412	$13,330

Ascopiave SpA	8,669	37,317

ASTM SpA	1,500	48,513

Autogrill SpA	3,600	37,779

Azimut Holding SpA(a)	7,990	154,046

Banca Farmafactoring SpA(b)	13,530	75,499

Banca IFIS SpA	3,900	52,719

Banca Popolare di Sondrio SCPA	9,641	21,398

Banca Sistema SpA(b)	14,630	19,793

BPER Banca	13,265	54,125

Brunello Cucinelli SpA	603	20,367

Cairo Communication SpA	7,681	23,092

Cerved Group SpA	6,050	53,706

Credito Emiliano SpA	9,419	45,426

Datalogic SpA	1,461	28,983

doValue SpA(b)	2,731	36,326

El.En. SpA	844	17,579

Falck Renewables SpA	4,733	19,900

Fincantieri SpA	13,284	14,901

Gamenet Group SpA(b)	2,596	23,444

Gima TT SpA(b)	3,634	33,707

Gruppo MutuiOnline SpA	946	16,871

Immobiliare Grande Distribuzione SIIQ SpA	7,352	48,560

Maire Tecnimont SpA	11,031	35,777

MARR SpA	2,036	46,488

Piaggio & C. SpA	11,000	32,344

RAI Way SpA(b)	6,767	40,535

Reply SpA	271	18,501

Rizzoli Corriere Della Sera Mediagroup SpA	29,247	31,042

Saras SpA	45,320	68,332

Societa Cattolica di Assicurazioni SC	6,387	57,206

Technogym SpA(b)	2,544	28,363

Tod’s SpA	500	23,380

Unieuro SpA(b)	1,506	24,148

Zignago Vetro SpA	3,091	37,453

Total Italy		1,400,848

Japan – 25.3%

77 Bank Ltd. (The)	1,535	22,582

ADEKA Corp.	1,900	28,075

Aeon Delight Co., Ltd.	700	20,693

Ai Holdings Corp.(a)	1,400	22,610

Aica Kogyo Co., Ltd.	1,000	33,414

Aichi Corp.	2,800	18,088

Alpen Co., Ltd.(a)	1,600	22,647

Amano Corp.	1,300	35,872

Anest Iwata Corp.	2,300	20,472

Anritsu Corp.(a)	1,100	19,123

AOKI Holdings, Inc.(a)	3,100	30,701

Aomori Bank Ltd. (The)	848	20,779

Aoyama Trading Co., Ltd.	1,500	29,404

Arcs Co., Ltd.	1,100	21,931

Ariake Japan Co., Ltd.	300	18,934

As One Corp.	335	27,829

See Notes to Financial Statements.

WisdomTree Trust	45

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2019

Investments	Shares	Value

Asahi Holdings, Inc.	1,100	$22,329

Asics Corp.	2,100	22,746

Autobacs Seven Co., Ltd.	1,600	26,404

Awa Bank Ltd. (The)	770	18,439

Axial Retailing, Inc.	600	20,633

Bank of Nagoya Ltd. (The)	749	23,602

Bank of Okinawa Ltd. (The)	642	19,545

Bell System24 Holdings, Inc.	1,401	19,349

Benesse Holdings, Inc.	1,300	30,262

Bic Camera, Inc.	2,400	23,568

C.I. Takiron Corp.	3,700	23,112

Central Glass Co., Ltd.	1,000	22,202

Chugoku Bank Ltd. (The)	2,900	25,571

Citizen Watch Co., Ltd.	7,100	36,442

Cosel Co., Ltd.	2,300	24,528

Cosmo Energy Holdings Co., Ltd.	1,719	38,723

Credit Saison Co., Ltd.	3,600	42,135

Dai Nippon Toryo Co., Ltd.	3,300	31,854

Daibiru Corp.	2,600	24,180

Daido Steel Co., Ltd.	800	30,332

Daihen Corp.	637	18,269

Daiichikosho Co., Ltd.	800	37,201

Daikyonishikawa Corp.	2,800	22,220

Daishi Hokuetsu Financial Group, Inc.	1,100	28,159

Daiwabo Holdings Co., Ltd.	500	23,807

Denka Co., Ltd.	1,700	50,413

Denyo Co., Ltd.	1,795	24,174

DIC Corp.	2,000	52,794

Dip Corp.	1,141	19,084

DMG Mori Co., Ltd.(a)	2,200	35,224

Doshisha Co., Ltd.	1,300	20,536

Eagle Industry Co., Ltd.	2,700	26,338

Ebara Corp.	1,100	29,853

Eidai Co., Ltd.	6,200	18,875

en-japan, Inc.	600	23,362

EPS Holdings, Inc.	1,500	23,278

Exedy Corp.	1,430	29,943

FCC Co., Ltd.	900	18,820

Financial Products Group Co., Ltd.	3,500	28,912

FP Corp.	359	21,925

Fuji Corp., Ltd.	4,100	27,666

Fuji Oil Holdings, Inc.	800	24,132

Fujikura Ltd.	6,600	24,810

Fujitec Co., Ltd.	1,900	24,830

Fujitsu General Ltd.	1,249	19,847

Furukawa Co., Ltd.	1,600	20,731

Furukawa Electric Co., Ltd.	1,100	32,212

Fuso Chemical Co., Ltd.	1,100	21,849

Fuyo General Lease Co., Ltd.	600	34,138

Glory Ltd.	900	23,757

GMO Financial Holdings, Inc.(a)	3,700	21,807

GMO Internet, Inc.	1,200	21,741

Goldcrest Co., Ltd.	1,100	19,378

GS Yuasa Corp.	1,251	24,128
Investments	Shares	Value

Gunma Bank Ltd. (The)	8,787	$30,747

H2O Retailing Corp.	2,100	24,208

Hachijuni Bank Ltd. (The)	8,600	35,042

Hakudo Co., Ltd.	2,100	26,469

Hakuto Co., Ltd.	3,400	38,121

Hanwa Co., Ltd.	1,239	33,131

Hazama Ando Corp.	4,100	27,399

Heiwa Corp.(a)	1,849	37,979

Heiwa Real Estate Co., Ltd.	900	18,386

Hokkoku Bank Ltd. (The)	700	19,686

Hokuetsu Corp.	3,300	17,796

Hokuhoku Financial Group, Inc.	2,806	29,169

Horiba Ltd.	700	36,124

Hyakugo Bank Ltd. (The)	6,500	20,090

Hyakujushi Bank Ltd. (The)	1,067	21,352

Ibiden Co., Ltd.	1,610	28,183

Ichibanya Co., Ltd.(a)	500	22,229

Ichigo, Inc.	7,900	23,171

Ichiyoshi Securities Co., Ltd.	5,300	35,812

Imasen Electric Industrial	4,000	34,231

Inaba Denki Sangyo Co., Ltd.	600	25,172

Inabata & Co., Ltd.	1,800	23,039

Inageya Co., Ltd.	1,600	19,855

Information Services International-Dentsu Ltd.	600	19,129

Itochu Enex Co., Ltd.	3,600	28,836

Itoham Yonekyu Holdings, Inc.	4,300	29,295

Iyo Bank Ltd. (The)	4,900	24,741

JAC Recruitment Co., Ltd.	800	18,853

Japan Aviation Electronics Industry Ltd.	1,700	24,946

Japan Lifeline Co., Ltd.	1,200	19,413

Japan Steel Works Ltd. (The)	1,500	25,046

Japan Wool Textile Co., Ltd. (The)	2,984	23,293

Joshin Denki Co., Ltd.	946	18,650

Juroku Bank Ltd. (The)	1,100	22,400

K’s Holdings Corp.	3,490	32,943

Kaken Pharmaceutical Co., Ltd.	900	42,101

Kandenko Co., Ltd.	2,878	24,041

Kaneka Corp.	1,000	37,590

Kanematsu Corp.	2,500	27,706

Kanematsu Electronics Ltd.	900	24,902

Kansai Mirai Financial Group, Inc.	6,500	41,628

Kasai Kogyo Co., Ltd.	4,705	34,587

Kato Sangyo Co., Ltd.	648	19,667

Keiyo Bank Ltd. (The)	4,001	23,395

Keiyo Co., Ltd.	6,400	27,503

King Jim Co., Ltd.	5,500	41,605

Kintetsu World Express, Inc.	1,700	22,169

Kitz Corp.	2,700	18,895

Kiyo Bank Ltd. (The)	1,400	17,828

Kobe Steel Ltd.	6,000	39,261

Koei Tecmo Holdings Co., Ltd.	2,360	43,919

Kohnan Shoji Co., Ltd.	800	16,633

Kokuyo Co., Ltd.	1,800	25,194

KOMEDA Holdings Co., Ltd.	1,800	33,932

See Notes to Financial Statements.

46	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2019

Investments	Shares	Value

Kondotec, Inc.	4,000	$34,156

Konishi Co., Ltd.	1,400	20,791

Kumagai Gumi Co., Ltd.	800	23,650

Kurabo Industries Ltd.	1,363	24,290

Kureha Corp.	300	20,466

KYORIN Holdings, Inc.	1,873	33,170

Kyowa Exeo Corp.	1,500	37,340

Kyudenko Corp.	1,100	33,029

Kyushu Financial Group, Inc.	6,700	26,492

Life Corp.	866	17,410

Lintec Corp.	1,700	32,408

Mabuchi Motor Co., Ltd.(a)	1,400	47,884

Macnica Fuji Electronics Holdings, Inc.	1,500	19,839

Maeda Corp.	2,700	21,602

Maeda Road Construction Co., Ltd.	1,642	34,550

Makino Milling Machine Co., Ltd.	600	24,197

Mandom Corp.	842	20,382

Marusan Securities Co., Ltd.	6,100	31,649

Matsui Securities Co., Ltd.	9,800	92,415

Maxell Holdings Ltd.	1,100	15,039

Meitec Corp.	700	35,929

Miraca Holdings, Inc.	1,500	34,110

Mirait Holdings Corp.	1,500	22,206

Mitsubishi Logistics Corp.	800	22,009

Mitsubishi Shokuhin Co., Ltd.	900	23,615

Mitsuboshi Belting Ltd.	1,100	19,419

Mitsui Mining & Smelting Co., Ltd.	1,000	23,909

Mitsui OSK Lines Ltd.	1,300	31,118

Mitsui Sugar Co., Ltd.	700	14,476

Mixi, Inc.	2,400	48,138

Mochida Pharmaceutical Co., Ltd.	700	29,789

Modec, Inc.	800	22,573

Morinaga & Co., Ltd.	400	19,491

Morinaga Milk Industry Co., Ltd.	500	19,793

Morita Holdings Corp.	1,100	19,245

Morito Co., Ltd.	4,100	30,025

Morningstar Japan K.K.	3,897	12,045

MOS Food Services, Inc.	1,000	21,914

Musashi Seimitsu Industry Co., Ltd.	1,600	20,568

Musashino Bank Ltd. (The)	1,200	22,655

Nagaileben Co., Ltd.	900	19,739

Nagase & Co., Ltd.	2,100	31,479

Nakanishi, Inc.	1,117	20,517

NEC Capital Solutions Ltd.	2,100	34,831

NEC Networks & System Integration Corp.	1,000	25,515

NET One Systems Co., Ltd.	700	19,264

NHK Spring Co., Ltd.	3,800	29,345

Nichias Corp.	1,674	30,096

Nichiden Corp.	1,600	27,771

NichiiGakkan Co., Ltd.	1,200	17,487

Nihon Kohden Corp.	900	24,375

Nihon Parkerizing Co., Ltd.	1,940	21,500

Nippo Corp.	1,100	21,675

Nippon Coke & Engineering Co., Ltd.	45,800	38,684
Investments	Shares	Value

Nippon Electric Glass Co., Ltd.(a)	1,900	$48,126

Nippon Flour Mills Co., Ltd.	1,381	22,072

Nippon Gas Co., Ltd.	700	17,796

Nippon Kayaku Co., Ltd.	2,100	25,280

Nippon Paper Industries Co., Ltd.	1,300	23,022

Nippon Parking Development Co., Ltd.	16,091	25,390

Nippon Sheet Glass Co., Ltd.	3,700	25,173

Nippon Shokubai Co., Ltd.	500	33,043

Nippon Signal Co., Ltd.	2,200	25,545

Nippon Steel Trading Corp.	800	32,968

Nipro Corp.	2,400	26,620

Nishi-Nippon Financial Holdings, Inc.	3,600	25,896

Nishimatsu Construction Co., Ltd.	1,450	27,953

Nisshin Oillio Group Ltd. (The)	542	15,167

Nisshinbo Holdings, Inc.	3,450	26,354

Nissin Electric Co., Ltd.	1,800	19,647

Nissin Kogyo Co., Ltd.	2,000	27,492

Nitta Corp.	756	21,331

Noevir Holdings Co., Ltd.	573	31,325

NOK Corp.	2,800	41,945

Nomura Co., Ltd.	1,558	19,450

Noritz Corp.	1,800	21,535

North Pacific Bank Ltd.	10,300	24,474

NS United Kaiun Kaisha Ltd.	1,100	22,604

NSD Co., Ltd.	900	26,021

NTN Corp.	12,824	38,089

NuFlare Technology, Inc.	300	18,461

Obara Group, Inc.	627	21,212

Ogaki Kyoritsu Bank Ltd. (The)	1,000	21,951

Ohsho Food Service Corp.	472	27,644

Oiles Corp.	1,400	20,492

Okamoto Industries, Inc.	500	22,461

Okamura Corp.	2,400	23,947

Oki Electric Industry Co., Ltd.	2,100	26,216

Okumura Corp.	1,090	33,335

Open House Co., Ltd.	700	28,652

OSG Corp.	1,400	27,600

Outsourcing, Inc.	1,600	19,395

PAL GROUP Holdings Co., Ltd.	545	16,465

Paramount Bed Holdings Co., Ltd.	500	19,027

Parco Co., Ltd.	1,900	19,081

Penta-Ocean Construction Co., Ltd.	5,700	27,934

Prima Meat Packers Ltd.	957	18,245

Raito Kogyo Co., Ltd.	1,200	15,315

Relia, Inc.	2,000	23,427

Rengo Co., Ltd.	2,650	21,276

Resorttrust, Inc.	1,800	27,550

Restar Holdings Corp.	1,554	22,429

Riso Kagaku Corp.	1,500	23,891

Ryosan Co., Ltd.	1,400	32,694

Sac’s Bar Holdings, Inc.	2,400	21,830

San ju San Financial Group, Inc.	1,700	23,368

San-In Godo Bank Ltd. (The)	3,900	24,977

Sanwa Holdings Corp.	3,200	34,394

See Notes to Financial Statements.

WisdomTree Trust	47

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2019

Investments	Shares	Value

Sanyo Chemical Industries Ltd.	400	$21,088

Sapporo Holdings Ltd.	1,100	23,166

Sawai Pharmaceutical Co., Ltd.	700	37,813

SCREEN Holdings Co., Ltd.	800	33,377

Seika Corp.	2,700	32,679

Seiko Holdings Corp.	1,100	22,380

Seino Holdings Co., Ltd.	2,400	31,966

Seiren Co., Ltd.	1,300	18,099

Senko Group Holdings Co., Ltd.	2,880	22,748

Senshu Ikeda Holdings, Inc.	12,300	22,719

Seria Co., Ltd.	900	20,792

Shikoku Bank Ltd. (The)	2,800	23,442

Shikoku Chemicals Corp.	1,512	15,802

Shikoku Electric Power Co., Inc.	3,400	31,431

Shimachu Co., Ltd.	1,053	24,483

Shinko Electric Industries Co., Ltd.	3,000	25,394

Shinmaywa Industries Ltd.	1,800	22,888

Ship Healthcare Holdings, Inc.	600	25,896

SHO-BOND Holdings Co., Ltd.	600	21,162

Showa Corp.	1,600	21,563

SKY Perfect JSAT Holdings, Inc.	8,900	34,695

Sotetsu Holdings, Inc.	1,100	30,313

Space Co., Ltd.	2,500	27,195

Sparx Group Co., Ltd.	9,700	20,437

SRA Holdings	1,200	29,215

Starts Corp., Inc.	1,000	23,575

Sumitomo Bakelite Co., Ltd.	700	24,981

Sumitomo Densetsu Co., Ltd.	1,000	15,872

Sumitomo Forestry Co., Ltd.(a)	3,100	37,146

Sumitomo Mitsui Construction Co., Ltd.	3,913	21,682

Sumitomo Osaka Cement Co., Ltd.	600	23,835

Sumitomo Seika Chemicals Co., Ltd.	625	19,056

T-Gaia Corp.	1,800	34,032

T. RAD Co., Ltd.	1,700	30,027

Tachibana Eletech Co., Ltd.	2,000	31,168

Tadano Ltd.	2,100	21,889

Taikisha Ltd.	600	18,155

Taiyo Holdings Co., Ltd.	700	21,116

Takara Holdings, Inc.	2,000	20,921

Takara Standard Co., Ltd.	1,300	20,573

Takasago Thermal Engineering Co., Ltd.	1,500	24,726

Takeuchi Manufacturing Co., Ltd.	1,453	25,961

Tamron Co., Ltd.	1,000	20,466

Tanseisha Co., Ltd.	1,700	19,739

TechnoPro Holdings, Inc.	573	30,421

Tekken Corp.	900	24,952

THK Co., Ltd.	2,500	59,750

Toagosei Co., Ltd.	2,400	25,216

Tochigi Bank Ltd. (The)	13,900	22,319

Toda Corp.	5,904	32,660

Toho Bank Ltd. (The)	8,814	20,943

Tokai Carbon Co., Ltd.	2,700	28,168

TOKAI Holdings Corp.	2,500	21,139

Tokai Rika Co., Ltd.	1,800	29,688
Investments	Shares	Value

Tokai Tokyo Financial Holdings, Inc.	9,118	$27,843

Tokuyama Corp.	1,000	27,028

Tokyo Electron Device Ltd.	2,000	35,159

Tokyo Ohka Kogyo Co., Ltd.	800	24,986

Tokyo Seimitsu Co., Ltd.	1,300	33,411

Tokyo Tatemono Co., Ltd.	3,200	35,552

Tokyu Construction Co., Ltd.	3,400	22,974

Topcon Corp.	1,600	20,019

Toppan Forms Co., Ltd.	2,700	21,226

Topy Industries Ltd.	900	21,109

Toshiba Plant Systems & Services Corp.	1,200	22,554

Toshiba TEC Corp.	900	25,052

Totetsu Kogyo Co., Ltd.	745	20,247

Toyo Ink SC Holdings Co., Ltd.	1,328	28,683

Toyo Tire Corp.	2,100	27,619

Toyoda Gosei Co., Ltd.	2,000	39,001

Toyota Boshoku Corp.	3,600	47,247

TS Tech Co., Ltd.	1,200	32,668

Tsubaki Nakashima Co., Ltd.(a)	1,493	24,431

Tsubakimoto Chain Co.	856	27,927

Tsumura & Co.	1,113	31,043

UACJ Corp.	1,200	20,449

Ube Industries Ltd.	2,100	43,544

Ulvac, Inc.	900	28,527

Unipres Corp.	1,200	19,714

United Arrows Ltd.	500	15,616

Universal Entertainment Corp.(a)	700	20,888

Unizo Holdings Co., Ltd.	1,200	20,538

Valor Holdings Co., Ltd.	900	18,678

Vital KSK Holdings, Inc.	1,800	17,041

VT Holdings Co., Ltd.	6,100	23,779

Wacoal Holdings Corp.	1,234	32,035

Wowow, Inc.	1,100	27,097

Xebio Holdings Co., Ltd.	1,600	18,192

Yahagi Construction Co., Ltd.	4,400	28,710

Yamagata Bank Ltd. (The)	1,168	17,476

Yamazen Corp.	2,800	26,924

Yaoko Co., Ltd.	400	18,099

Yellow Hat Ltd.	1,700	22,690

Yuasa Trading Co., Ltd.	1,000	27,938

Yumeshin Holdings Co., Ltd.	3,400	24,268

Zeon Corp.	2,400	26,664

Zojirushi Corp.	1,600	17,063

Total Japan		8,617,094

Morocco – 0.1%

Vivo Energy PLC(b)	10,895	18,387

Netherlands – 1.9%

AMG Advanced Metallurgical Group N.V.	700	21,762

Arcadis N.V.	2,144	40,774

BE Semiconductor Industries N.V.	4,787	123,420

Corbion N.V.	1,097	35,779

ForFarmers N.V.	3,470	29,361

Intertrust N.V.(b)	2,745	56,800

See Notes to Financial Statements.

48	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2019

Investments	Shares	Value

Koninklijke BAM Groep N.V.	8,992	$40,018

Koninklijke Volkerwessels N.V.	3,512	70,631

PostNL N.V.(a)	45,830	79,513

Sligro Food Group N.V.	1,257	46,881

TKH Group N.V. CVA	847	52,617

Van Lanschot Kempen N.V.	2,045	46,484

Total Netherlands		644,040

New Zealand – 3.0%

Air New Zealand Ltd.	78,435	139,604

Chorus Ltd.	16,562	63,406

EBOS Group Ltd.	3,826	59,489

Freightways Ltd.	4,482	25,407

Genesis Energy Ltd.	49,607	115,615

Heartland Group Holdings Ltd.	26,000	28,814

Infratil Ltd.	20,455	63,885

Kathmandu Holdings Ltd.	13,336	19,706

Kiwi Property Group Ltd.	50,145	53,888

Mainfreight Ltd.	1,150	31,437

Metlifecare Ltd.	6,631	19,552

New Zealand Refining Co., Ltd. (The)	12,890	18,094

NZX Ltd.	43,883	33,011

Oceania Healthcare Ltd.	27,909	19,495

Port of Tauranga Ltd.	8,238	35,080

Skellerup Holdings Ltd.	14,688	23,676

SKY Network Television Ltd.	37,221	29,499

SKYCITY Entertainment Group Ltd.	34,679	88,277

Summerset Group Holdings Ltd.	3,903	14,602

Tourism Holdings Ltd.	9,281	23,563

Trustpower Ltd.	4,919	24,448

Z Energy Ltd.	23,398	99,320

Total New Zealand		1,029,868

Norway – 3.5%

ABG Sundal Collier Holding ASA*	84,540	37,084

AF Gruppen ASA	1,359	26,778

American Shipping Co. ASA*	6,478	26,707

Atea ASA*	4,728	64,326

Austevoll Seafood ASA	5,930	62,283

B2Holding ASA	22,800	25,097

Borregaard ASA	2,357	27,313

DNO ASA	24,900	45,121

Elkem ASA(b)	52,033	146,590

Entra ASA(b)	4,823	74,104

Europris ASA(b)	10,300	31,941

Evry A/S(b)	12,200	49,939

Fjordkraft Holding ASA(b)	5,500	28,706

Grieg Seafood ASA	3,180	44,123

Kongsberg Gruppen ASA	2,708	37,860

Kvaerner ASA	21,688	34,875

Norway Royal Salmon ASA	936	19,881

Ocean Yield ASA	12,931	86,752

Sbanken ASA(b)	2,370	20,236

Selvaag Bolig ASA	6,400	33,028

SpareBank 1 SMN	5,461	62,578
Investments	Shares	Value

TGS Nopec Geophysical Co. ASA	2,900	$81,360

Veidekke ASA	5,902	57,317

Wallenius Wilhelmsen ASA	7,115	21,096

XXL ASA*(b)	10,718	35,877

Total Norway		1,180,972

Portugal – 1.4%

Altri, SGPS, S.A.	7,537	52,400

Corticeira Amorim, SGPS, S.A.	2,200	25,504

CTT-Correios de Portugal S.A.	8,535	20,567

Mota-Engil, SGPS, S.A.	9,159	19,870

Navigator Co. S.A. (The)	42,530	162,639

REN – Redes Energeticas Nacionais, SGPS, S.A.	34,932	95,871

Semapa-Sociedade de Investimento e Gestao	2,182	30,713

Sonae, SGPS, S.A.	66,528	64,360

Total Portugal		471,924

Singapore – 3.1%

Accordia Golf Trust	93,000	36,431

Asian Pay Television Trust	185,101	23,395

Best World International Ltd.†	17,900	17,993

Bukit Sembawang Estates Ltd.	7,600	32,412

China Aviation Oil Singapore Corp., Ltd.	29,034	28,327

Chip Eng Seng Corp., Ltd.	48,705	25,919

First Resources Ltd.	29,627	34,818

GuocoLand Ltd.	19,300	28,530

Hi-P International Ltd.	24,000	24,657

Hutchison Port Holdings Trust	483,900	111,297

Japfa Ltd.	33,200	13,006

Keppel Infrastructure Trust	188,191	70,244

NetLink NBN Trust	176,900	116,369

Oxley Holdings Ltd.	110,432	26,936

Raffles Medical Group Ltd.	28,700	22,061

Riverstone Holdings Ltd.	33,100	23,976

SBS Transit Ltd.	8,218	24,965

Sheng Siong Group Ltd.	47,800	38,863

SIA Engineering Co., Ltd.	22,500	41,742

Singapore Post Ltd.	51,000	35,811

StarHub Ltd.	121,500	138,298

Tuan Sing Holdings Ltd.	84,200	21,471

UMS Holdings Ltd.	45,700	21,280

United Engineers Ltd.	13,300	25,362

Wing Tai Holdings Ltd.	9,900	15,147

Yanlord Land Group Ltd.	74,409	70,947

Total Singapore		1,070,257

Spain – 2.5%

Acerinox S.A.	6,500	65,361

Applus Services S.A.	1,891	25,734

Atresmedia Corp. de Medios de Comunicacion S.A.(a)	17,747	87,066

Bolsas y Mercados Espanoles SHMSF S.A.	4,524	110,870

Construcciones y Auxiliar de Ferrocarriles S.A.	528	24,232

Ence Energia y Celulosa S.A.	13,443	60,746

Euskaltel S.A.(b)	5,377	49,905

Faes Farma S.A.	8,876	41,898

See Notes to Financial Statements.

WisdomTree Trust	49

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2019

Investments	Shares	Value

Liberbank S.A.	49,900	$21,549

Mediaset Espana Comunicacion S.A.	11,400	83,009

Melia Hotels International S.A.	3,200	30,611

Metrovacesa S.A.(b)	3,300	35,626

Parques Reunidos Servicios Centrales SAU(b)	1,222	19,371

Prosegur Cia de Seguridad S.A.	13,124	61,725

Sacyr S.A.	20,208	49,063

Unicaja Banco S.A.(b)	59,935	53,579

Viscofan S.A.	900	47,208

Total Spain		867,553

Sweden – 5.0%

AddTech AB Class B	959	29,148

AF Poyry AB Class B	2,163	49,003

Ahlstrom-Munksjo Oyj(a)	3,078	50,756

Atrium Ljungberg AB Class B	3,131	56,625

Avanza Bank Holding AB	3,355	25,637

Beijer Ref AB	1,346	32,496

Betsson AB*	6,319	38,684

Bilia AB Class A	4,431	40,116

BillerudKorsnas AB	2,900	38,617

Bonava AB Class B	3,378	42,452

Bravida Holding AB(b)	4,116	36,510

Clas Ohlson AB Class B(a)	3,324	33,085

Cloetta AB Class B	7,968	25,935

Coor Service Management Holding AB(b)	3,866	35,751

Dios Fastigheter AB	4,694	34,756

Dometic Group AB(b)	5,400	54,115

Duni AB	1,303	17,779

Dustin Group AB(b)	2,358	21,704

Fagerhult AB(a)	4,557	30,206

Granges AB	2,446	28,050

Hemfosa Fastigheter AB	6,201	58,647

Hexpol AB	7,600	61,967

HIQ International AB*	4,717	26,640

JM AB(a)	3,050	70,183

KNOW IT AB	1,161	26,716

Kungsleden AB	5,278	43,575

Loomis AB Class B	1,827	62,855

Mycronic AB	2,092	25,434

NCC AB Class B	2,644	45,866

NetEnt AB*	12,108	38,824

Nobia AB	9,735	56,763

Nobina AB(b)	5,339	33,145

Nolato AB Class B	534	32,604

Nordic Waterproofing Holding A/S(b)	2,836	25,645

NP3 Fastigheter AB	3,226	28,024

Peab AB	9,877	84,471

Platzer Fastigheter Holding AB Class B	2,619	24,276

Resurs Holding AB(b)	9,335	55,639

Scandi Standard AB	3,004	20,721

Scandic Hotels Group AB(b)	3,900	34,405

SkiStar AB	2,330	28,679

Thule Group AB(b)	2,434	60,180
Investments	Shares	Value

Wihlborgs Fastigheter AB	3,577	$51,892

Total Sweden		1,718,576

Switzerland – 1.7%

Allreal Holding AG Registered Shares*	301	51,865

Bobst Group S.A. Registered Shares	356	26,381

Cembra Money Bank AG	966	93,281

Comet Holding AG Registered Shares	246	23,868

Daetwyler Holding AG Bearer Shares	170	25,910

EFG International AG*	10,858	75,282

Galenica AG*(b)	1,418	71,264

Huber + Suhner AG Registered Shares	372	31,362

Implenia AG Registered Shares	587	17,399

Landis+Gyr Group AG*	700	55,821

Mobilezone Holding AG Registered Shares*	2,820	28,836

Oriflame Holding AG*(a)	1,200	29,346

u-blox Holding AG*	269	22,872

Valiant Holding AG Registered Shares	389	42,291

Total Switzerland		595,778

United Kingdom – 17.6%

A.G. Barr PLC	2,268	26,758

Aggreko PLC	6,694	67,304

Arrow Global Group PLC	9,044	26,128

Ascential PLC(b)	6,095	27,631

Bakkavor Group PLC(b)	21,400	32,574

Balfour Beatty PLC	9,735	29,983

BCA Marketplace PLC	27,049	83,653

Biffa PLC(b)	7,728	20,261

Big Yellow Group PLC	4,060	51,129

Bodycote PLC	6,881	72,380

Bovis Homes Group PLC	9,713	127,697

Brewin Dolphin Holdings PLC	11,272	43,870

Card Factory PLC	22,046	49,354

CareTech Holdings PLC	4,926	23,385

Central Asia Metals PLC	12,048	32,814

Charter Court Financial Services Group PLC(b)	8,500	32,075

Chemring Group PLC	7,686	18,058

Chesnara PLC	7,296	30,689

Clarkson PLC	809	25,843

Close Brothers Group PLC	5,001	89,998

CMC Markets PLC(b)	16,536	18,941

Coats Group PLC	20,772	21,665

Computacenter PLC	2,292	38,855

Concentric AB	1,436	21,513

ContourGlobal PLC(b)	7,492	18,117

Costain Group PLC	5,667	12,564

Countryside Properties PLC(b)	14,619	55,519

Cranswick PLC	742	24,421

Crest Nicholson Holdings PLC	18,336	83,310

Daily Mail & General Trust PLC Class A Non-Voting Shares	6,785	67,442

Devro PLC	8,573	22,586

DFS Furniture PLC	8,800	28,447

Dignity PLC	2,368	19,514

See Notes to Financial Statements.

50	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2019

Investments	Shares	Value

Diploma PLC	1,595	$31,099

Diversified Gas & Oil PLC	34,700	49,021

Dixons Carphone PLC	68,919	96,002

Domino’s Pizza Group PLC	14,147	50,054

Drax Group PLC	14,674	48,594

Dunelm Group PLC	4,406	51,589

Elementis PLC	20,142	36,273

Empiric Student Property PLC	21,536	24,887

Equiniti Group PLC(b)	8,713	24,374

Essentra PLC	9,466	51,683

Euromoney Institutional Investor PLC	2,593	42,967

FDM Group Holdings PLC	2,988	35,404

Ferrexpo PLC	14,400	50,820

First Derivatives PLC	221	9,999

Forterra PLC(b)	7,202	27,131

Galliford Try PLC	9,493	76,175

Games Workshop Group PLC	635	40,133

Genus PLC	748	25,208

Go-Ahead Group PLC (The)	1,972	49,493

Greene King PLC	12,957	101,911

Halfords Group PLC	13,049	37,300

Hammerson PLC	47,600	167,869

Hastings Group Holdings PLC(b)	35,481	88,327

Hays PLC	61,500	122,964

Headlam Group PLC	5,190	31,706

Helical PLC	4,714	22,108

Hill & Smith Holdings PLC	1,664	24,799

Hilton Food Group PLC	2,552	31,440

Ibstock PLC(b)	19,539	60,428

IntegraFin Holdings PLC	6,400	30,952

International Personal Finance PLC	16,000	24,436

iomart Group PLC	4,951	20,416

J D Wetherspoon PLC	1,441	26,189

James Fisher & Sons PLC	842	20,554

John Laing Group PLC(b)	7,958	39,885

Johnson Service Group PLC	11,552	21,906

Jupiter Fund Management PLC	25,056	134,730

Kcom Group PLC	20,452	29,153

Keller Group PLC	3,759	29,374

Kier Group PLC	30,841	41,724

Liontrust Asset Management PLC	2,700	24,673

Lookers PLC	28,479	18,449

M&C Saatchi PLC(a)	3,713	16,539

Marshalls PLC	3,610	31,357

Marston’s PLC	40,090	59,543

McCarthy & Stone PLC(b)	17,400	30,250

MJ Gleeson PLC	2,774	25,702

Moneysupermarket.com Group PLC	11,000	57,721

Morgan Advanced Materials PLC	9,798	34,666

Morgan Sindall Group PLC	1,810	28,518

N Brown Group PLC	18,363	30,382

National Express Group PLC	13,679	69,881

Northgate PLC	5,643	24,957

Numis Corp. PLC	7,416	25,531

OneSavings Bank PLC	7,030	32,442
Investments	Shares	Value

Pagegroup PLC	12,513	$81,697

Paragon Banking Group PLC	8,052	44,967

PayPoint PLC	3,253	40,159

Pendragon PLC	101,301	20,989

Pets at Home Group PLC	17,705	42,160

Photo-Me International PLC	31,115	38,174

Polar Capital Holdings PLC	5,087	38,845

Polypipe Group PLC	2,744	15,520

Premier Asset Management Group PLC	8,488	21,119

Provident Financial PLC	4,600	24,150

PZ Cussons PLC	13,375	36,428

QinetiQ Group PLC	9,759	34,702

Redde PLC	28,882	38,743

Redrow PLC	13,835	95,787

Renewi PLC	69,824	25,682

Restaurant Group PLC (The)	16,434	27,567

Royal Mail PLC	89,300	240,829

RPS Group PLC	13,400	18,316

RWS Holdings PLC	2,700	22,267

Sabre Insurance Group PLC(b)	11,200	38,914

Safestore Holdings PLC	4,139	32,317

Saga PLC	103,924	52,615

Savills PLC	3,663	41,817

Senior PLC	11,056	30,365

SIG PLC	14,276	23,565

Soco International PLC	35,400	31,447

Softcat PLC	4,737	58,570

Sophos Group PLC(b)	4,100	20,596

Spire Healthcare Group PLC(b)	12,722	19,381

Spirent Communications PLC	13,415	26,088

St. Modwen Properties PLC	4,871	27,153

Stagecoach Group PLC	27,360	44,188

SThree PLC	7,904	28,669

Stock Spirits Group PLC	7,512	21,081

Superdry PLC	4,584	26,895

Synthomer PLC	8,790	41,772

TalkTalk Telecom Group PLC(a)	23,386	33,186

TBC Bank Group PLC	1,212	24,495

Ted Baker PLC	2,659	27,377

Telecom Plus PLC	2,419	43,409

Telford Homes PLC	6,300	25,217

TI Fluid Systems PLC(b)	17,972	45,014

TP ICAP PLC	23,737	90,509

Trifast PLC	4,840	14,106

TT Electronics PLC	6,305	18,536

Tyman PLC	10,300	31,723

Ultra Electronics Holdings PLC	1,850	38,849

Vesuvius PLC	7,534	52,545

Victrex PLC	1,700	46,820

Vitec Group PLC (The)	1,425	20,675

Volution Group PLC	8,430	19,312

WH Smith PLC	2,195	55,034

William Hill PLC	56,950	112,018

Wincanton PLC	5,831	19,740

See Notes to Financial Statements.

WisdomTree Trust	51

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2019

Investments	Shares	Value

XPS Pensions Group PLC	13,648	$16,849

Total United Kingdom		5,993,114
TOTAL COMMON STOCKS (Cost: $34,548,502)		34,113,399

RIGHTS – 0.0%

Spain – 0.0%

Sacyr S.A., expiring 7/5/19*
(Cost: $903)	14,898	892

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.3%

United States – 2.3%

State Street Navigator Securities Lending Government Money Market Portfolio, 2.36%(c)
(Cost: $772,019)(d)	772,019	772,019
Investments		Value

TOTAL INVESTMENTS IN SECURITIES – 102.5% (Cost: $35,321,424)		$34,886,310

Other Assets less Liabilities – (2.5)%		(845,615)

NET ASSETS – 100.0%		$34,040,695

*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $17,993, which represents 0.1% of net assets.

(a)	Security, or portion thereof, was on loan at June 30, 2019 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of June 30, 2019.

(d)

At June 30, 2019, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $1,231,011 and the total market value of the collateral held by the Fund was $1,309,808. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $537,789.

CVA – Certificaten Van Aandelen (Certificate of Stock)

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	7/3/2019	128,240	AUD	88,715	USD	$1,281	$—
Bank of America N.A.	7/3/2019	878,597	AUD	616,611	USD	—	(33)
Bank of America N.A.	7/3/2019	11,337	CHF	11,561	USD	68	—
Bank of America N.A.	7/3/2019	78,334	CHF	80,353	USD	—	(3)
Bank of America N.A.	7/3/2019	49,058	DKK	7,443	USD	43	—
Bank of America N.A.	7/3/2019	339,011	DKK	51,733	USD	—	(3)
Bank of America N.A.	7/3/2019	131,265	EUR	148,705	USD	792	—
Bank of America N.A.	7/3/2019	907,534	EUR	1,033,569	USD	18	—
Bank of America N.A.	7/3/2019	103,855	GBP	131,911	USD	273	—
Bank of America N.A.	7/3/2019	720,321	GBP	916,845	USD	—	(45)
Bank of America N.A.	7/3/2019	80,244	ILS	22,169	USD	331	—
Bank of America N.A.	7/3/2019	549,568	ILS	154,089	USD	9	—
Bank of America N.A.	7/3/2019	13,596,680	JPY	126,345	USD	—	(136)
Bank of America N.A.	7/3/2019	94,602,935	JPY	878,155	USD	—	(16)
Bank of America N.A.	7/3/2019	259,557	NOK	30,376	USD	68	—
Bank of America N.A.	7/3/2019	1,800,148	NOK	211,132	USD	10	—
Bank of America N.A.	7/3/2019	52,601	NZD	34,555	USD	775	—
Bank of America N.A.	7/3/2019	357,580	NZD	240,179	USD	—	(5)
Bank of America N.A.	7/3/2019	488,520	SEK	52,075	USD	581	—
Bank of America N.A.	7/3/2019	3,357,768	SEK	361,944	USD	—	(18)
Bank of America N.A.	7/3/2019	21,747	SGD	16,029	USD	45	—
Bank of America N.A.	7/3/2019	150,733	SGD	111,410	USD	3	—
Bank of America N.A.	7/3/2019	602,743	USD	869,161	AUD	—	(7,213)
Bank of America N.A.	7/3/2019	78,546	USD	78,783	CHF	—	(2,265)
Bank of America N.A.	7/3/2019	50,570	USD	337,984	DKK	—	(1,004)
Bank of America N.A.	7/3/2019	1,010,323	USD	904,419	EUR	—	(19,716)
Bank of America N.A.	7/3/2019	896,224	USD	709,981	GBP	—	(7,415)
Bank of America N.A.	7/3/2019	150,624	USD	545,502	ILS	—	(2,334)
Bank of America N.A.	7/3/2019	858,405	USD	92,980,884	JPY	—	(4,678)
Bank of America N.A.	7/3/2019	206,384	USD	1,804,688	NOK	—	(5,291)
Bank of America N.A.	7/3/2019	234,777	USD	359,939	NZD	—	(6,982)
Bank of America N.A.	7/3/2019	353,804	USD	3,359,680	SEK	—	(8,328)
Bank of America N.A.	7/3/2019	108,904	USD	149,832	SGD	—	(1,843)
Bank of America N.A.	8/5/2019	62,963	USD	411,415	DKK	2	—
Bank of America N.A.	8/5/2019	1,106,416	USD	968,920	EUR	—	(60)

See Notes to Financial Statements.

52	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	8/5/2019	1,059,884	USD	831,381	GBP	$12	$—
Bank of America N.A.	8/5/2019	81,531	USD	290,216	ILS	—	(10)
Bank of America N.A.	8/5/2019	905,474	USD	97,309,660	JPY	—	(69)
Bank of America N.A.	8/5/2019	243,865	USD	2,077,024	NOK	—	(19)
Bank of America N.A.	8/5/2019	176,926	USD	263,224	NZD	—	(4)
Bank of America N.A.	8/5/2019	313,943	USD	2,905,278	SEK	11	—
Bank of America N.A.	8/5/2019	96,969	USD	131,128	SGD	—	(8)
Bank of America N.A.	8/6/2019	607,038	USD	864,021	AUD	—	(19)
Bank of America N.A.	8/6/2019	76,722	USD	74,558	CHF	2	—
Barclays Bank PLC	7/3/2019	878,617	AUD	616,611	USD	—	(19)
Barclays Bank PLC	7/3/2019	78,335	CHF	80,353	USD	—	(2)
Barclays Bank PLC	7/3/2019	339,017	DKK	51,733	USD	—	(2)
Barclays Bank PLC	7/3/2019	907,533	EUR	1,033,569	USD	16	—
Barclays Bank PLC	7/3/2019	720,343	GBP	916,845	USD	—	(17)
Barclays Bank PLC	7/3/2019	549,537	ILS	154,089	USD	1	—
Barclays Bank PLC	7/3/2019	94,601,706	JPY	878,155	USD	—	(27)
Barclays Bank PLC	7/3/2019	1,800,073	NOK	211,132	USD	1	—
Barclays Bank PLC	7/3/2019	357,578	NZD	240,179	USD	—	(6)
Barclays Bank PLC	7/3/2019	3,357,865	SEK	361,944	USD	—	(7)
Barclays Bank PLC	7/3/2019	150,719	SGD	111,410	USD	—	(8)
Barclays Bank PLC	8/5/2019	62,963	USD	411,432	DKK	—	(0)*
Barclays Bank PLC	8/5/2019	1,106,416	USD	968,891	EUR	—	(26)
Barclays Bank PLC	8/5/2019	1,059,884	USD	831,391	GBP	—	(1)
Barclays Bank PLC	8/5/2019	81,531	USD	290,210	ILS	—	(8)
Barclays Bank PLC	8/5/2019	905,474	USD	97,306,039	JPY	—	(36)
Barclays Bank PLC	8/5/2019	243,865	USD	2,076,985	NOK	—	(15)
Barclays Bank PLC	8/5/2019	176,926	USD	263,224	NZD	—	(3)
Barclays Bank PLC	8/5/2019	313,943	USD	2,905,379	SEK	—	(0)*
Barclays Bank PLC	8/5/2019	96,969	USD	131,126	SGD	—	(7)
Barclays Bank PLC	8/6/2019	607,038	USD	864,003	AUD	—	(6)
Barclays Bank PLC	8/6/2019	76,722	USD	74,559	CHF	1	—
Canadian Imperial Bank of Commerce	7/3/2019	128,239	AUD	88,715	USD	1,280	—
Canadian Imperial Bank of Commerce	7/3/2019	11,337	CHF	11,561	USD	68	—
Canadian Imperial Bank of Commerce	7/3/2019	49,060	DKK	7,443	USD	43	—
Canadian Imperial Bank of Commerce	7/3/2019	131,264	EUR	148,705	USD	791	—
Canadian Imperial Bank of Commerce	7/3/2019	103,855	GBP	131,911	USD	273	—
Canadian Imperial Bank of Commerce	7/3/2019	80,263	ILS	22,169	USD	337	—
Canadian Imperial Bank of Commerce	7/3/2019	13,596,970	JPY	126,345	USD	—	(133)
Canadian Imperial Bank of Commerce	7/3/2019	259,390	NOK	30,376	USD	48	—
Canadian Imperial Bank of Commerce	7/3/2019	52,601	NZD	34,555	USD	775	—
Canadian Imperial Bank of Commerce	7/3/2019	488,533	SEK	52,075	USD	583	—
Canadian Imperial Bank of Commerce	7/3/2019	21,744	SGD	16,029	USD	43	—
Canadian Imperial Bank of Commerce	7/3/2019	602,743	USD	869,220	AUD	—	(7,254)
Canadian Imperial Bank of Commerce	7/3/2019	78,546	USD	78,793	CHF	—	(2,276)
Canadian Imperial Bank of Commerce	7/3/2019	50,570	USD	338,063	DKK	—	(1,016)
Canadian Imperial Bank of Commerce	7/3/2019	1,010,323	USD	904,489	EUR	—	(19,796)
Canadian Imperial Bank of Commerce	7/3/2019	896,224	USD	710,032	GBP	—	(7,481)
Canadian Imperial Bank of Commerce	7/3/2019	150,624	USD	545,545	ILS	—	(2,346)
Canadian Imperial Bank of Commerce	7/3/2019	858,405	USD	92,987,751	JPY	—	(4,741)
Canadian Imperial Bank of Commerce	7/3/2019	206,384	USD	1,804,735	NOK	—	(5,296)
Canadian Imperial Bank of Commerce	7/3/2019	234,777	USD	359,960	NZD	—	(6,996)
Canadian Imperial Bank of Commerce	7/3/2019	353,804	USD	3,360,041	SEK	—	(8,367)
Canadian Imperial Bank of Commerce	7/3/2019	108,904	USD	149,852	SGD	—	(1,858)
Citibank N.A.	7/3/2019	878,621	AUD	616,611	USD	—	(16)
Citibank N.A.	7/3/2019	78,335	CHF	80,353	USD	—	(1)

See Notes to Financial Statements.

WisdomTree Trust	53

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation
Citibank N.A.	7/3/2019	339,022	DKK	51,733	USD	$—		$(1)
Citibank N.A.	7/3/2019	907,608	EUR	1,033,569	USD	103		—
Citibank N.A.	7/3/2019	720,344	GBP	916,845	USD	—		(16)
Citibank N.A.	7/3/2019	549,546	ILS	154,089	USD	3		—
Citibank N.A.	7/3/2019	94,601,530	JPY	878,155	USD	—		(29)
Citibank N.A.	7/3/2019	1,800,023	NOK	211,132	USD	—		(4)
Citibank N.A.	7/3/2019	357,580	NZD	240,179	USD	—		(5)
Citibank N.A.	7/3/2019	49,900	NZD	33,511	USD	5		—
Citibank N.A.	7/3/2019	3,357,874	SEK	361,944	USD	—		(6)
Citibank N.A.	7/3/2019	150,732	SGD	111,410	USD	2		—
Citibank N.A.	7/3/2019	602,743	USD	869,220	AUD	—		(7,254)
Citibank N.A.	7/3/2019	78,546	USD	78,784	CHF	—		(2,265)
Citibank N.A.	7/3/2019	50,570	USD	337,986	DKK	—		(1,004)
Citibank N.A.	7/3/2019	1,010,323	USD	904,410	EUR	—		(19,706)
Citibank N.A.	7/3/2019	896,224	USD	709,982	GBP	—		(7,417)
Citibank N.A.	7/3/2019	150,624	USD	545,517	ILS	—		(2,339)
Citibank N.A.	7/3/2019	858,405	USD	92,980,626	JPY	—		(4,675)
Citibank N.A.	7/3/2019	206,384	USD	1,804,629	NOK	—		(5,284)
Citibank N.A.	7/3/2019	234,777	USD	359,938	NZD	—		(6,981)
Citibank N.A.	7/3/2019	353,804	USD	3,359,672	SEK	—		(8,328)
Citibank N.A.	7/3/2019	108,904	USD	149,838	SGD	—		(1,847)
Citibank N.A.	8/5/2019	62,963	USD	411,436	DKK	—		(1)
Citibank N.A.	8/5/2019	1,106,416	USD	968,991	EUR	—		(140)
Citibank N.A.	8/5/2019	1,059,884	USD	831,383	GBP	9		—
Citibank N.A.	8/5/2019	81,531	USD	290,205	ILS	—		(7)
Citibank N.A.	8/5/2019	905,474	USD	97,303,503	JPY	—		(12)
Citibank N.A.	8/5/2019	243,865	USD	2,076,894	NOK	—		(4)
Citibank N.A.	8/5/2019	176,926	USD	263,226	NZD	—		(5)
Citibank N.A.	8/5/2019	313,943	USD	2,905,398	SEK	—		(2)
Citibank N.A.	8/5/2019	96,969	USD	131,119	SGD	—		(1)
Citibank N.A.	8/6/2019	607,038	USD	864,004	AUD	—		(7)
Citibank N.A.	8/6/2019	76,722	USD	74,559	CHF	0	*	—
Goldman Sachs	7/3/2019	120,721	AUD	83,498	USD	1,221		—
Goldman Sachs	7/3/2019	10,674	CHF	10,881	USD	68		—
Goldman Sachs	7/3/2019	46,178	DKK	7,006	USD	40		—
Goldman Sachs	7/3/2019	123,562	EUR	139,960	USD	764		—
Goldman Sachs	7/3/2019	97,784	GBP	124,154	USD	302		—
Goldman Sachs	7/3/2019	75,659	ILS	20,867	USD	348		—
Goldman Sachs	7/3/2019	12,799,486	JPY	118,914	USD	—		(104)
Goldman Sachs	7/3/2019	244,347	NOK	28,592	USD	68		—
Goldman Sachs	7/3/2019	49,549	NZD	32,525	USD	755		—
Goldman Sachs	7/3/2019	460,037	SEK	49,012	USD	574		—
Goldman Sachs	7/3/2019	20,470	SGD	15,087	USD	43		—
Goldman Sachs	7/3/2019	260,928	USD	377,007	AUD	—		(3,646)
Goldman Sachs	7/3/2019	34,003	USD	33,365	CHF	—		(221)
Goldman Sachs	7/3/2019	21,892	USD	144,643	DKK	—		(179)
Goldman Sachs	7/3/2019	437,370	USD	387,068	EUR	—		(3,460)
Goldman Sachs	7/3/2019	387,976	USD	305,337	GBP	—		(646)
Goldman Sachs	7/3/2019	65,205	USD	233,526	ILS	—		(275)
Goldman Sachs	7/3/2019	371,604	USD	39,928,255	JPY	975		—
Goldman Sachs	7/3/2019	89,344	USD	766,073	NOK	—		(510)
Goldman Sachs	7/3/2019	101,635	USD	154,530	NZD	—		(2,158)
Goldman Sachs	7/3/2019	153,162	USD	1,441,833	SEK	—		(2,250)
Goldman Sachs	7/3/2019	47,145	USD	63,906	SGD	—		(91)
Societe Generale	7/3/2019	602,743	USD	869,182	AUD	—		(7,228)

See Notes to Financial Statements.

54	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation
Societe Generale	7/3/2019	78,546	USD	78,788	CHF	$—		$(2,270)
Societe Generale	7/3/2019	50,570	USD	338,000	DKK	—		(1,006)
Societe Generale	7/3/2019	1,010,323	USD	904,408	EUR	—		(19,703)
Societe Generale	7/3/2019	896,224	USD	710,409	GBP	—		(7,961)
Societe Generale	7/3/2019	150,624	USD	545,507	ILS	—		(2,336)
Societe Generale	7/3/2019	858,405	USD	92,983,288	JPY	—		(4,700)
Societe Generale	7/3/2019	206,384	USD	1,804,673	NOK	—		(5,289)
Societe Generale	7/3/2019	234,777	USD	359,949	NZD	—		(6,989)
Societe Generale	7/3/2019	353,804	USD	3,359,723	SEK	—		(8,333)
Societe Generale	7/3/2019	108,904	USD	149,830	SGD	—		(1,842)
State Street Bank and Trust	7/3/2019	669,432	AUD	469,799	USD	—		(8)
State Street Bank and Trust	7/3/2019	59,689	CHF	61,226	USD	—		(1)
State Street Bank and Trust	7/3/2019	258,324	DKK	39,419	USD	—		(1)
State Street Bank and Trust	7/3/2019	691,455	EUR	787,484	USD	11		—
State Street Bank and Trust	7/3/2019	548,851	GBP	698,550	USD	9		—
State Street Bank and Trust	7/3/2019	418,694	ILS	117,405	USD	—		(4)
State Street Bank and Trust	7/3/2019	72,078,056	JPY	669,072	USD	—		(17)
State Street Bank and Trust	7/3/2019	1,371,521	NOK	160,866	USD	2		—
State Street Bank and Trust	7/3/2019	272,442	NZD	182,997	USD	—		(7)
State Street Bank and Trust	7/3/2019	2,558,408	SEK	275,770	USD	—		(5)
State Street Bank and Trust	7/3/2019	114,845	SGD	84,886	USD	1		—
State Street Bank and Trust	8/5/2019	47,976	USD	313,498	DKK	—		(0)*
State Street Bank and Trust	8/5/2019	842,985	USD	738,197	EUR	—		(12)
State Street Bank and Trust	8/5/2019	807,534	USD	633,459	GBP	—		(21)
State Street Bank and Trust	8/5/2019	62,123	USD	221,105	ILS	—		(0)*
State Street Bank and Trust	8/5/2019	689,885	USD	74,137,042	JPY	—		(19)
State Street Bank and Trust	8/5/2019	185,802	USD	1,582,459	NOK	—		(10)
State Street Bank and Trust	8/5/2019	134,804	USD	200,556	NZD	—		(2)
State Street Bank and Trust	8/5/2019	239,195	USD	2,213,615	SEK	1		—
State Street Bank and Trust	8/5/2019	73,882	USD	99,900	SGD	—		(0)*
State Street Bank and Trust	8/6/2019	462,507	USD	658,283	AUD	1		—
State Street Bank and Trust	8/6/2019	58,455	USD	56,807	CHF	0	*	—
UBS AG	7/3/2019	878,621	AUD	616,611	USD	—		(16)
UBS AG	7/3/2019	78,335	CHF	80,353	USD	—		(2)
UBS AG	7/3/2019	339,020	DKK	51,733	USD	—		(1)
UBS AG	7/3/2019	907,533	EUR	1,033,569	USD	17		—
UBS AG	7/3/2019	720,323	GBP	916,845	USD	—		(43)
UBS AG	7/3/2019	549,543	ILS	154,089	USD	3		—
UBS AG	7/3/2019	94,604,691	JPY	878,155	USD	0	*	—
UBS AG	7/3/2019	1,800,086	NOK	211,132	USD	3		—
UBS AG	7/3/2019	357,577	NZD	240,179	USD	—		(7)
UBS AG	7/3/2019	3,357,841	SEK	361,944	USD	—		(10)
UBS AG	7/3/2019	150,730	SGD	111,410	USD	1		—
UBS AG	7/3/2019	459,233	USD	662,221	AUD	—		(5,498)
UBS AG	7/3/2019	66,038	USD	94,929	AUD	—		(581)
UBS AG	7/3/2019	59,848	USD	60,028	CHF	—		(1,726)
UBS AG	7/3/2019	8,606	USD	8,359	CHF	32		—
UBS AG	7/3/2019	38,530	USD	257,515	DKK	—		(765)
UBS AG	7/3/2019	5,541	USD	36,301	DKK	2		—
UBS AG	7/3/2019	769,774	USD	689,075	EUR	—		(15,011)
UBS AG	7/3/2019	110,694	USD	97,127	EUR	77		—
UBS AG	7/3/2019	682,841	USD	540,933	GBP	—		(5,640)
UBS AG	7/3/2019	98,193	USD	77,136	GBP	17		—
UBS AG	7/3/2019	114,762	USD	415,644	ILS	—		(1,784)
UBS AG	7/3/2019	16,503	USD	59,415	ILS	—		(157)

See Notes to Financial Statements.

WisdomTree Trust	55

Schedule of Investments (concluded)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
UBS AG	7/3/2019	654,023	USD	70,841,678	JPY	$—	$(3,555)
UBS AG	7/3/2019	94,049	USD	10,091,589	JPY	375	—
UBS AG	7/3/2019	157,246	USD	1,374,984	NOK	—	(4,028)
UBS AG	7/3/2019	22,612	USD	191,977	NOK	95	—
UBS AG	7/3/2019	178,882	USD	274,246	NZD	—	(5,319)
UBS AG	7/3/2019	25,723	USD	38,890	NZD	—	(398)
UBS AG	7/3/2019	269,566	USD	2,559,769	SEK	—	(6,346)
UBS AG	7/3/2019	38,764	USD	360,547	SEK	—	(99)
UBS AG	7/3/2019	82,978	USD	114,167	SGD	—	(1,408)
UBS AG	7/3/2019	11,932	USD	16,153	SGD	—	(8)
UBS AG	8/5/2019	62,963	USD	411,433	DKK	—	(0)*
UBS AG	8/5/2019	1,106,416	USD	968,911	EUR	—	(49)
UBS AG	8/5/2019	1,059,884	USD	831,395	GBP	—	(6)
UBS AG	8/5/2019	81,531	USD	290,199	ILS	—	(5)
UBS AG	8/5/2019	905,474	USD	97,306,039	JPY	—	(36)
UBS AG	8/5/2019	243,865	USD	2,076,962	NOK	—	(12)
UBS AG	8/5/2019	176,926	USD	263,223	NZD	—	(3)
UBS AG	8/5/2019	313,943	USD	2,905,578	SEK	—	(22)
UBS AG	8/5/2019	96,969	USD	131,143	SGD	—	(20)
UBS AG	8/6/2019	607,038	USD	864,008	AUD	—	(9)
UBS AG	8/6/2019	76,722	USD	74,560	CHF	—	(0)*
						$14,511	$(336,492)
*	Amount represents less than $1.

CURRENCY LEGEND
AUD	Australian dollar
CHF	Swiss franc
DKK	Danish krone
EUR	Euro
GBP	British pound
ILS	Israeli new shekel
JPY	Japanese yen
NOK	Norwegian krone
NZD	New Zealand dollar
SEK	Swedish krona
SGD	Singapore dollar
USD	U.S. dollar

See Notes to Financial Statements.

56	WisdomTree Trust

Schedule of Investments

WisdomTree Emerging Markets Dividend Fund (DVEM)

June 30, 2019

Investments	Shares	Value

COMMON STOCKS – 99.2%

Brazil – 4.2%

AES Tiete Energia S.A.	4,828	$14,827

Alupar Investimento S.A.	2,315	15,614

Ambev S.A.	48,745	227,531

B3 S.A. – Brasil Bolsa Balcao	16,360	159,901

Banco Bradesco S.A.	9,567	83,497

Banco do Brasil S.A.	9,777	137,600

Banco Santander Brasil S.A.	3,363	39,889

BB Seguridade Participacoes S.A.	9,565	80,809

CCR S.A.	24,755	88,230

Cia de Saneamento Basico do Estado de Sao Paulo	4,585	56,549

Cia de Saneamento de Minas Gerais-COPASA	1,868	32,675

Cia de Saneamento do Parana	1,868	39,274

Cia Hering	3,192	24,769

Cielo S.A.	36,795	64,515

Cosan S.A.	1,876	22,589

EcoRodovias Infraestrutura e Logistica S.A.	5,601	15,724

EDP – Energias do Brasil S.A.	5,065	24,977

Energisa S.A.	2,401	28,867

Engie Brasil Energia S.A.	6,034	68,438

Equatorial Energia S.A.	1,601	38,347

Estacio Participacoes S.A.	2,173	16,442

Ez Tec Empreendimentos e Participacoes S.A.	4,202	28,179

Fleury S.A.	3,468	19,319

Grendene S.A.	6,773	13,784

Hypera S.A.	6,269	49,054

IRB Brasil Resseguros S.A.	933	23,978

Itau Unibanco Holding S.A.	4,722	38,354

Kroton Educacional S.A.	20,002	57,251

Localiza Rent a Car S.A.	2,533	27,084

Lojas Renner S.A.	3,875	47,685

MRV Engenharia e Participacoes S.A.	6,842	34,936

Multiplan Empreendimentos Imobiliarios S.A.	3,043	22,040

Natura Cosmeticos S.A.	1,228	18,100

Odontoprev S.A.	4,634	22,078

Petrobras Distribuidora S.A.	4,936	32,197

Petroleo Brasileiro S.A.	4,136	32,396

Qualicorp Consultoria e Corretora de Seguros S.A.	7,575	45,399

Raia Drogasil S.A.	1,070	21,246

Sao Martinho S.A.	2,000	10,510

SLC Agricola S.A.	1,866	8,603

Smiles Fidelidade S.A.	1,669	18,290

Sul America S.A.	1,821	17,827

Suzano S.A.	1,733	14,854

TIM Participacoes S.A.	9,120	27,674

TOTVS S.A.	1,740	19,962

Transmissora Alianca de Energia Eletrica S.A.	12,169	86,235

Tupy S.A.	2,000	10,901

Ultrapar Participacoes S.A.	10,334	54,196

WEG S.A.	3,787	21,106

Total Brazil		2,104,302
Investments	Shares	Value

Chile – 1.1%

AES Gener S.A.	74,593	$20,464

Aguas Andinas S.A. Class A	60,879	35,867

AntarChile S.A.	1,324	15,951

Banco de Chile	138,368	20,359

Banco de Credito e Inversiones S.A.	507	34,910

Banco Santander Chile	653,532	48,610

Cencosud S.A.	15,455	30,275

Cia Cervecerias Unidas S.A.	1,278	17,976

Colbun S.A.	194,190	40,042

Empresa Nacional de Telecomunicaciones S.A.	1,258	12,785

Empresas CMPC S.A.	7,789	21,338

Empresas COPEC S.A.	1,645	17,987

Enel Americas S.A.	431,977	76,037

Enel Chile S.A.	421,381	39,969

Engie Energia Chile S.A.	7,488	13,775

Grupo Security S.A.	21,891	8,938

Inversiones Aguas Metropolitanas S.A.	13,159	20,351

Parque Arauco S.A.	7,407	20,520

S.A.C.I. Falabella	5,871	38,263

Sociedad Matriz SAAM S.A.	161,063	15,320

SONDA S.A.	10,016	13,934

Vina Concha y Toro S.A.	6,511	13,761

Total Chile		577,432

China – 27.7%

AAC Technologies Holdings, Inc.	8,000	45,414

Agile Group Holdings Ltd.	42,000	56,233

Agricultural Bank of China Ltd. Class A	98,000	51,366

Agricultural Bank of China Ltd. Class H	386,000	161,564

Air China Ltd. Class H	18,000	18,156

Aisino Corp. Class A	2,900	9,732

Angang Steel Co., Ltd. Class H(a)	28,600	13,032

Anhui Conch Cement Co., Ltd. Class A	6,500	39,275

Anhui Conch Cement Co., Ltd. Class H	14,500	90,851

Anhui Expressway Co., Ltd. Class H	26,000	16,008

ANTA Sports Products Ltd.	13,000	89,274

Anxin Trust Co., Ltd. Class A*	12,600	9,264

Bank of Beijing Co., Ltd. Class A	33,900	29,170

Bank of China Ltd. Class A	81,400	44,325

Bank of China Ltd. Class H	1,082,000	457,037

Bank of Communications Co., Ltd. Class A	64,600	57,562

Bank of Communications Co., Ltd. Class H	299,000	226,953

Bank of Jiangsu Co., Ltd. Class A	16,400	17,335

Bank of Nanjing Co., Ltd. Class A	15,800	19,001

Bank of Ningbo Co., Ltd. Class A	4,600	16,235

Bank of Shanghai Co., Ltd. Class A	10,900	18,806

Baoshan Iron & Steel Co., Ltd. Class A	45,100	42,682

Beijing Capital International Airport Co., Ltd. Class H	22,000	19,290

Beijing Enterprises Holdings Ltd.	5,500	27,949

Beijing Enterprises Water Group Ltd.*	130,000	77,210

Beijing Jingneng Clean Energy Co., Ltd. Class H	66,000	11,405

BOE Technology Group Co., Ltd. Class A	42,000	21,036

See Notes to Financial Statements.

WisdomTree Trust	57

Schedule of Investments (continued)

WisdomTree Emerging Markets Dividend Fund (DVEM)

June 30, 2019

Investments	Shares	Value

Brilliance China Automotive Holdings Ltd.	18,000	$19,907

CGN Power Co., Ltd. Class H(b)	147,000	40,454

Changjiang Securities Co., Ltd. Class A	17,300	19,672

China Aoyuan Group Ltd.	27,000	37,947

China BlueChemical Ltd. Class H	34,000	9,270

China Cinda Asset Management Co., Ltd. Class H	177,000	40,781

China CITIC Bank Corp., Ltd. Class A	10,000	8,692

China CITIC Bank Corp., Ltd. Class H	162,000	92,275

China Communications Construction Co., Ltd. Class H	58,000	51,894

China Communications Services Corp., Ltd. Class H	22,000	17,065

China Conch Venture Holdings Ltd.	15,000	52,992

China Construction Bank Corp. Class A	13,000	14,082

China Construction Bank Corp. Class H	1,396,000	1,202,570

China Everbright Bank Co., Ltd. Class A	50,700	28,124

China Everbright Bank Co., Ltd. Class H	46,000	21,079

China Everbright International Ltd.	44,407	40,982

China Evergrande Group(a)	47,000	131,750

China Fortune Land Development Co., Ltd. Class A	3,100	14,700

China Galaxy Securities Co., Ltd. Class H	45,500	26,965

China Gas Holdings Ltd.	13,600	50,570

China Gezhouba Group Co., Ltd. Class A*	10,100	9,161

China Hongqiao Group Ltd.	28,500	20,100

China International Marine Containers Group Co., Ltd. Class H	9,840	9,900

China Jinmao Holdings Group Ltd.	102,000	62,016

China Lesso Group Holdings Ltd.	34,000	27,331

China Life Insurance Co., Ltd. Class A	3,200	13,195

China Life Insurance Co., Ltd. Class H	45,000	110,822

China Lilang Ltd.	19,000	17,462

China Longyuan Power Group Corp., Ltd. Class H	20,000	12,826

China Medical System Holdings Ltd.	20,000	18,330

China Mengniu Dairy Co., Ltd.*	4,000	15,488

China Merchants Bank Co., Ltd. Class A	29,100	152,442

China Merchants Bank Co., Ltd. Class H	30,500	152,061

China Merchants Securities Co., Ltd. Class H(b)	12,400	15,285

China Merchants Shekou Industrial Zone Holdings Co., Ltd. Class A*	4,900	14,911

China Minsheng Banking Corp., Ltd. Class A	60,200	55,657

China Mobile Ltd.	87,500	796,880

China Molybdenum Co., Ltd. Class H(a)	51,000	16,124

China National Building Material Co., Ltd. Class H	28,000	24,550

China Oriental Group Co., Ltd.	32,000	18,719

China Overseas Land & Investment Ltd.	32,000	117,965

China Pacific Insurance Group Co., Ltd. Class A	6,400	34,021

China Pacific Insurance Group Co., Ltd. Class H	19,600	76,644

China Petroleum & Chemical Corp. Class A	81,300	64,748

China Petroleum & Chemical Corp. Class H	870,000	591,322

China Power International Development Ltd.	133,666	32,679

China Railway Construction Corp., Ltd. Class A	8,000	11,589

China Railway Construction Corp., Ltd. Class H	9,500	11,649

China Railway Group Ltd. Class H	21,000	15,967

China Railway Signal & Communication Corp., Ltd. Class H(b)	18,000	13,087
Investments	Shares	Value

China Reinsurance Group Corp. Class H	84,000	$14,945

China Resources Beer Holdings Co., Ltd.	4,000	18,995

China Resources Cement Holdings Ltd.	38,000	36,820

China Resources Gas Group Ltd.	6,000	29,760

China Resources Land Ltd.	28,000	123,290

China Resources Pharmaceutical Group Ltd.(b)	9,500	10,713

China Resources Power Holdings Co., Ltd.	40,000	58,368

China Sanjiang Fine Chemicals Co., Ltd.	64,000	13,681

China SCE Group Holdings Ltd.	45,000	21,658

China Shenhua Energy Co., Ltd. Class A	8,100	24,035

China Shenhua Energy Co., Ltd. Class H	69,000	144,492

China South City Holdings Ltd.	104,000	15,309

China Southern Airlines Co., Ltd. Class H	22,000	15,319

China State Construction Engineering Corp., Ltd. Class A	52,300	43,784

China State Construction International Holdings Ltd.	30,000	30,797

China Suntien Green Energy Corp., Ltd. Class H	49,000	12,920

China Telecom Corp., Ltd. Class H	148,000	74,450

China Unicom Hong Kong Ltd.	20,000	21,939

China Vanke Co., Ltd. Class A	14,700	59,521

China Vanke Co., Ltd. Class H	14,900	55,881

China Yangtze Power Co., Ltd. Class A*	31,200	81,313

China Yongda Automobiles Services Holdings Ltd.	30,000	27,456

China ZhengTong Auto Services Holdings Ltd.	24,500	10,161

China Zhongwang Holdings Ltd.	51,200	25,821

Chongqing Rural Commercial Bank Co., Ltd. Class H	34,000	18,496

CIFI Holdings Group Co., Ltd.	68,000	44,826

CITIC Ltd.	81,000	116,744

CITIC Securities Co., Ltd. Class A	13,800	47,840

CITIC Securities Co., Ltd. Class H*	18,500	38,551

CITIC Telecom International Holdings Ltd.	53,000	21,030

CNOOC Ltd.	241,000	412,129

Country Garden Holdings Co., Ltd.	101,000	153,585

CRRC Corp., Ltd. Class A	17,200	20,259

CRRC Corp., Ltd. Class H	34,000	28,419

CSPC Pharmaceutical Group Ltd.	22,000	35,482

Dah Chong Hong Holdings Ltd.	49,000	16,370

Dali Foods Group Co., Ltd.(b)	29,000	19,265

Daqin Railway Co., Ltd. Class A	31,800	37,456

Datang International Power Generation Co., Ltd. Class H	54,000	13,548

Dongfeng Motor Group Co., Ltd. Class H	52,000	42,598

Dongyue Group Ltd.	30,000	18,432

ENN Energy Holdings Ltd.	4,900	47,667

Fangda Carbon New Material Co., Ltd. Class A*	14,602	26,129

Fangda Special Steel Technology Co., Ltd. Class A	6,300	8,971

Fosun International Ltd.	29,000	38,531

Fufeng Group Ltd.*	32,000	17,490

Future Land Development Holdings Ltd.	22,000	28,948

Fuyao Glass Industry Group Co., Ltd. Class A	3,500	11,583

Fuyao Glass Industry Group Co., Ltd. Class H(b)	6,000	18,624

GD Power Development Co., Ltd. Class A	44,200	16,346

Geely Automobile Holdings Ltd.	45,000	76,954

Gemdale Corp. Class A	10,700	18,586

See Notes to Financial Statements.

58	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Dividend Fund (DVEM)

June 30, 2019

Investments	Shares	Value

GF Securities Co., Ltd. Class A	6,400	$12,803

Golden Eagle Retail Group Ltd.	13,000	15,142

Great Wall Motor Co., Ltd. Class H(a)	50,000	35,776

Greatview Aseptic Packaging Co., Ltd.	21,000	11,988

Greenland Holdings Group Co., Ltd. Class A	11,100	11,038

Guangdong Investment Ltd.	36,000	71,240

Guangzhou Automobile Group Co., Ltd. Class H	69,200	73,872

Guangzhou R&F Properties Co., Ltd. Class H	25,600	49,218

Guotai Junan Securities Co., Ltd. Class A	8,200	21,908

Guotai Junan Securities Co., Ltd. Class H(b)	4,200	7,483

Haier Electronics Group Co., Ltd.*	10,000	27,648

Haier Smart Home Co., Ltd. Class A	7,900	19,887

Haitian International Holdings Ltd.	12,000	24,914

Haitong Securities Co., Ltd. Class A	16,500	34,089

Haitong Securities Co., Ltd. Class H	27,200	30,499

Hangzhou Hikvision Digital Technology Co., Ltd. Class A	6,300	25,298

Harbin Pharmaceutical Group Co., Ltd. Class A*	26,000	15,672

Henan Shuanghui Investment & Development Co., Ltd. Class A	3,600	13,046

Hengan International Group Co., Ltd.	10,000	73,536

Hisense Home Appliances Group Co., Ltd. Class H	13,000	15,775

HLA Corp., Ltd. Class A	7,500	9,904

Hopson Development Holdings Ltd.	20,000	21,632

Huabao International Holdings Ltd.	35,000	14,784

Huadian Fuxin Energy Corp., Ltd. Class H	58,000	10,616

Huaneng Power International, Inc. Class H	38,000	22,374

Huaneng Renewables Corp., Ltd. Class H	52,000	14,310

Huaxia Bank Co., Ltd. Class A	8,200	9,193

Huayu Automotive Systems Co., Ltd. Class A	6,800	21,385

Industrial & Commercial Bank of China Ltd. Class A	61,200	52,483

Industrial & Commercial Bank of China Ltd. Class H	989,000	721,574

Industrial Bank Co., Ltd. Class A	41,600	110,779

Inner Mongolia Yili Industrial Group Co., Ltd. Class A	12,200	59,345

Jiangsu Expressway Co., Ltd. Class H	24,000	34,161

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd. Class A	1,400	24,778

Jiangxi Copper Co., Ltd. Class H	17,000	22,630

Jiayuan International Group Ltd.(a)	4,000	1,761

Jinke Properties Group Co., Ltd. Class A	14,600	12,818

JNBY Design Ltd.	7,000	12,831

Kingboard Holdings Ltd.	16,500	45,936

Kingboard Laminates Holdings Ltd.	38,500	35,284

Kunlun Energy Co., Ltd.	34,000	29,637

Kweichow Moutai Co., Ltd. Class A	600	85,960

KWG Group Holdings Ltd.*	32,500	32,989

Lee & Man Paper Manufacturing Ltd.	33,000	23,105

Lenovo Group Ltd.	126,000	97,574

Livzon Pharmaceutical Group, Inc. Class H	4,300	14,310

Logan Property Holdings Co., Ltd.	20,000	32,358

Longfor Group Holdings Ltd.	18,500	69,738

Lonking Holdings Ltd.	47,000	12,513

Luye Pharma Group Ltd.(a)(b)	15,500	11,229

Luzhou Laojiao Co., Ltd. Class A	2,100	24,714

Maanshan Iron & Steel Co., Ltd. Class H(a)	34,000	13,491
Investments	Shares	Value

Metallurgical Corp. of China Ltd. Class H	49,000	$13,108

MGM China Holdings Ltd.	6,000	10,199

Minth Group Ltd.	8,000	21,555

NARI Technology Co., Ltd. Class A	3,600	9,770

New China Life Insurance Co., Ltd. Class H	4,400	21,402

Nine Dragons Paper Holdings Ltd.	31,000	27,498

Orient Securities Co., Ltd. Class H(b)	18,000	11,750

People’s Insurance Co. Group of China Ltd. (The) Class H	29,000	11,322

PetroChina Co., Ltd. Class A	26,900	26,946

PetroChina Co., Ltd. Class H	214,000	118,060

PICC Property & Casualty Co., Ltd. Class H	54,000	58,268

Ping An Bank Co., Ltd. Class A	8,100	16,251

Ping An Insurance Group Co. of China Ltd. Class A	16,200	209,001

Ping An Insurance Group Co. of China Ltd. Class H	30,000	360,192

Poly Developments and Holdings Group Co., Ltd. Class A	17,100	31,769

Postal Savings Bank of China Co., Ltd. Class H(b)	68,000	40,387

Powerlong Real Estate Holdings Ltd.	45,000	22,464

Red Star Macalline Group Corp., Ltd. Class H(b)	15,800	13,833

SAIC Motor Corp., Ltd. Class A	19,700	73,140

Sansteel Minguang Co., Ltd. Fujian Class A	6,900	9,343

Sany Heavy Industry Co., Ltd. Class A	11,100	21,139

Shaanxi Coal Industry Co., Ltd. Class A	16,100	21,660

Shandong Buchang Pharmaceuticals Co., Ltd. Class A	3,000	11,256

Shandong Chenming Paper Holdings Ltd. Class H	23,500	10,317

Shandong Weigao Group Medical Polymer Co., Ltd. Class H	8,000	7,250

Shanghai Electric Group Co., Ltd. Class H	42,000	15,214

Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H	2,500	7,568

Shanghai Industrial Holdings Ltd.	15,000	32,525

Shanghai International Port Group Co., Ltd. Class A	21,100	20,952

Shanghai Oriental Pearl Group Co., Ltd. Class A	6,700	10,282

Shanghai Pharmaceuticals Holding Co., Ltd. Class H	9,400	18,481

Shanghai Pudong Development Bank Co., Ltd. Class A	12,600	21,427

Shenzhen Expressway Co., Ltd. Class H	10,000	12,019

Shenzhen International Holdings Ltd.	11,245	22,310

Shenzhen Investment Ltd.	72,000	26,542

Shenzhen Overseas Chinese Town Co., Ltd. Class A	16,200	16,393

Shenzhen Zhongjin Lingnan Nonfemet Co., Ltd. Class A	18,900	12,906

Shenzhou International Group Holdings Ltd.	4,800	65,987

Shimao Property Holdings Ltd.	20,000	60,928

Shougang Fushan Resources Group Ltd.	134,000	29,158

Shui On Land Ltd.	77,500	17,955

Sichuan Expressway Co., Ltd. Class H	30,000	9,216

Sihuan Pharmaceutical Holdings Group Ltd.	46,000	10,363

Sino Biopharmaceutical Ltd.	28,000	28,636

Sino-Ocean Group Holding Ltd.	79,500	33,784

Sinopec Engineering Group Co., Ltd. Class H	16,000	13,558

Sinopec Kantons Holdings Ltd.	24,000	10,045

See Notes to Financial Statements.

WisdomTree Trust	59

Schedule of Investments (continued)

WisdomTree Emerging Markets Dividend Fund (DVEM)

June 30, 2019

Investments	Shares	Value

Sinopec Shanghai Petrochemical Co., Ltd. Class H	106,000	$42,061

Sinopharm Group Co., Ltd. Class H	8,400	29,568

Sinotruk Hong Kong Ltd.	13,500	23,363

SITC International Holdings Co., Ltd.	31,000	31,585

SSY Group Ltd.	10,000	9,037

Sun Art Retail Group Ltd.	15,000	14,208

Sunac China Holdings Ltd.	16,000	78,643

Sunny Optical Technology Group Co., Ltd.	2,800	28,923

TBEA Co., Ltd. Class A	13,100	13,828

TCL Corp. Class A	39,800	19,296

TCL Electronics Holdings Ltd.	28,000	13,512

Tencent Holdings Ltd.	6,200	279,823

Tianneng Power International Ltd.	22,000	17,713

Tingyi Cayman Islands Holding Corp.	8,000	13,353

Tong Ren Tang Technologies Co., Ltd. Class H	13,000	15,492

TravelSky Technology Ltd. Class H	10,000	20,096

Tsingtao Brewery Co., Ltd. Class H	2,000	12,736

Uni-President China Holdings Ltd.	13,000	14,477

Want Want China Holdings Ltd.	65,000	52,832

Weichai Power Co., Ltd. Class A	17,700	31,672

Weichai Power Co., Ltd. Class H	43,000	72,653

Weifu High-Technology Group Co., Ltd. Class A	3,400	9,188

Wens Foodstuffs Group Co., Ltd. Class A	5,900	30,804

WH Group Ltd.(b)	158,000	160,174

Wuliangye Yibin Co., Ltd. Class A	3,500	60,106

Xinyi Glass Holdings Ltd.	58,000	60,877

Xinyi Solar Holdings Ltd.	78,000	38,438

XTEP International Holdings Ltd.	29,500	17,785

Yanzhou Coal Mining Co., Ltd. Class H	38,000	35,507

Yonghui Superstores Co., Ltd. Class A	8,200	12,190

Yuexiu Property Co., Ltd.	154,000	34,890

Yuzhou Properties Co., Ltd.	50,000	23,488

Zhejiang Chint Electrics Co., Ltd. Class A	3,400	11,430

Zhejiang Zheneng Electric Power Co., Ltd. Class A	17,900	11,519

Zhengzhou Yutong Bus Co., Ltd. Class A	5,400	10,237

Zhongsheng Group Holdings Ltd.	6,000	16,704

Zhuzhou CRRC Times Electric Co., Ltd. Class H	3,000	15,802

Zijin Mining Group Co., Ltd. Class A	28,800	15,808

Zijin Mining Group Co., Ltd. Class H	70,000	28,403

Zoomlion Heavy Industry Science and Technology Co., Ltd. Class A	26,600	23,276

Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H	42,600	27,973

Total China		13,957,781

Czech Republic – 0.4%

CEZ AS	3,277	79,201

Komercni Banka AS	1,193	47,575

Moneta Money Bank AS(b)	10,255	35,158

O2 Czech Republic AS	2,506	24,844

Total Czech Republic		186,778

Hong Kong – 0.2%

China Water Affairs Group Ltd.	10,000	9,843

Chow Tai Fook Jewellery Group Ltd.	34,400	37,427
Investments	Shares	Value

CP Pokphand Co., Ltd.	122,000	$10,463

Stella International Holdings Ltd.	20,000	33,792

United Energy Group Ltd.*	74,000	14,492

Total Hong Kong		106,017

Hungary – 0.3%

Magyar Telekom Telecommunications PLC	9,076	13,481

MOL Hungarian Oil & Gas PLC	5,326	59,229

OTP Bank Nyrt	1,468	58,526

Richter Gedeon Nyrt	772	14,259

Total Hungary		145,495

India – 5.4%

Adani Ports & Special Economic Zone Ltd.	3,873	23,016

Amara Raja Batteries Ltd.	1,262	11,334

Ambuja Cements Ltd.	4,468	13,777

Apollo Tyres Ltd.	3,362	9,773

Ashok Leyland Ltd.	11,972	15,133

Asian Paints Ltd.	1,291	25,401

Bajaj Auto Ltd.	684	28,014

Bharat Heavy Electricals Ltd.	13,867	14,695

Bharat Petroleum Corp., Ltd.	23,148	131,606

Bharti Airtel Ltd.	12,429	62,417

Bharti Infratel Ltd.	18,826	72,833

Cadila Healthcare Ltd.	1,817	6,362

Care Ratings Ltd.	1,017	13,889

Castrol India Ltd.	7,170	13,768

Coal India Ltd.	33,438	122,945

Cummins India Ltd.	1,066	11,799

Dr. Reddy’s Laboratories Ltd.	422	15,592

Eicher Motors Ltd.	45	12,477

GAIL India Ltd.	5,678	25,660

Godrej Consumer Products Ltd.	2,201	21,144

Grasim Industries Ltd.	1,426	18,884

HCL Technologies Ltd.	2,028	31,279

HEG Ltd.	172	3,659

Hero MotoCorp Ltd.	1,264	47,271

Hindustan Petroleum Corp., Ltd.	20,132	84,594

Hindustan Unilever Ltd.	3,924	101,620

ICICI Bank Ltd. ADR	3,375	42,491

IDFC Bank Ltd.	20,891	13,090

Indian Oil Corp., Ltd.	74,644	168,585

Infosys Ltd. ADR	34,769	372,028

InterGlobe Aviation Ltd.(b)	642	14,490

IRB Infrastructure Developers Ltd.	5,500	7,641

ITC Ltd.	22,652	89,866

JSW Steel Ltd.	4,912	19,683

Karnataka Bank Ltd. (The)	9,862	14,844

Larsen & Toubro Ltd. GDR Reg S	1,940	43,359

Lupin Ltd.	1,136	12,421

Mahindra & Mahindra Ltd. GDR	3,775	35,108

Marico Ltd.	4,271	22,927

Maruti Suzuki India Ltd.	606	57,368

Motherson Sumi Systems Ltd.	6,715	11,863

National Aluminium Co., Ltd.	20,044	14,345

See Notes to Financial Statements.

60	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Dividend Fund (DVEM)

June 30, 2019

Investments	Shares	Value

Nestle India Ltd.	146	$25,196

NHPC Ltd.	93,667	33,652

NLC India Ltd.	8,013	7,604

NTPC Ltd.	32,029	65,587

Oil India Ltd.	6,569	16,939

Petronet LNG Ltd.	6,605	23,453

Piramal Enterprises Ltd.	531	14,973

Power Grid Corp. of India Ltd.	17,291	51,827

Reliance Industries Ltd.	7,008	127,221

Reliance Infrastructure Ltd.	2,820	2,271

Sun Pharmaceutical Industries Ltd.	2,236	12,988

Sun TV Network Ltd.	991	7,249

Tata Consultancy Services Ltd.	4,725	152,454

Tata Power Co., Ltd. (The)	16,412	16,406

Tata Steel Ltd.	2,320	16,953

Tech Mahindra Ltd.	4,365	44,682

UPL Ltd.	2,586	35,120

Vedanta Ltd.	26,389	66,654

Vedanta Ltd. ADR	9,390	95,496

Wipro Ltd. ADR	2,140	9,266

Yes Bank Ltd.	4,586	7,225

Zee Entertainment Enterprises Ltd.	2,819	13,830

Total India		2,726,097

Indonesia – 2.5%

Adaro Energy Tbk PT	391,800	37,717

AKR Corporindo Tbk PT	42,600	12,333

Astra International Tbk PT	205,000	108,105

Bank Central Asia Tbk PT	36,600	77,656

Bank Mandiri Persero Tbk PT	155,000	88,046

Bank Negara Indonesia Persero Tbk PT	79,500	51,771

Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	63,400	7,584

Bank Rakyat Indonesia Persero Tbk PT	496,200	153,136

Bank Tabungan Negara Persero Tbk PT	52,900	9,211

Bukit Asam Tbk PT	86,400	18,103

Charoen Pokphand Indonesia Tbk PT	34,900	11,685

Gudang Garam Tbk PT	6,300	34,282

Hanjaya Mandala Sampoerna Tbk PT	117,700	26,160

Indo Tambangraya Megah Tbk PT	19,400	24,100

Indocement Tunggal Prakarsa Tbk PT	30,300	42,895

Indofood CBP Sukses Makmur Tbk PT	22,900	16,453

Indofood Sukses Makmur Tbk PT	68,300	33,963

Japfa Comfeed Indonesia Tbk PT	105,200	11,542

Jasa Marga Persero Tbk PT	31,600	12,806

Kalbe Farma Tbk PT	180,400	18,643

Matahari Department Store Tbk PT	81,200	19,829

Perusahaan Gas Negara Tbk PT	58,600	8,752

Semen Indonesia Persero Tbk PT	25,300	20,729

Surya Citra Media Tbk PT	110,700	12,616

Telekomunikasi Indonesia Persero Tbk PT	902,400	264,444

Tower Bersama Infrastructure Tbk PT	33,700	9,041

Unilever Indonesia Tbk PT	10,600	33,764

United Tractors Tbk PT	17,400	34,732
Investments	Shares	Value

Waskita Beton Precast Tbk PT	480,900	$13,616

Waskita Karya Persero Tbk PT	73,600	10,471

Wijaya Karya Persero Tbk PT	66,700	11,473

Total Indonesia		1,235,658

Malaysia – 2.8%

AirAsia Group Bhd	31,500	20,809

Alliance Bank Malaysia Bhd	17,500	15,923

AMMB Holdings Bhd	20,700	21,188

Astro Malaysia Holdings Bhd	82,700	29,018

Berjaya Sports Toto Bhd	35,100	23,443

Bermaz Auto Bhd	34,000	21,885

British American Tobacco Malaysia Bhd	2,600	18,120

Carlsberg Brewery Malaysia Bhd	4,300	26,700

CIMB Group Holdings Bhd	53,400	69,520

Dialog Group Bhd	25,400	20,037

DiGi.Com Bhd	40,000	48,881

FGV Holdings Bhd*	33,500	9,079

Gamuda Bhd	47,800	43,491

Genting Malaysia Bhd	33,500	26,265

HAP Seng Consolidated Bhd	7,800	18,780

Heineken Malaysia Bhd	3,400	19,302

Hong Leong Bank Bhd	4,400	20,230

IHH Healthcare Bhd	14,000	19,649

IJM Corp. Bhd	44,900	26,076

Inari Amertron Bhd	29,200	11,306

IOI Corp. Bhd	23,800	24,477

IOI Properties Group Bhd	28,500	9,517

Kuala Lumpur Kepong Bhd	4,300	25,556

Lotte Chemical Titan Holding Bhd(b)	12,900	9,302

Mah Sing Group Bhd	46,400	10,330

Malayan Banking Bhd	78,000	167,608

Malaysia Airports Holdings Bhd	9,200	18,990

Maxis Bhd	23,600	31,809

MISC Bhd	24,700	42,736

Petronas Chemicals Group Bhd	26,700	54,272

Petronas Dagangan Bhd	3,700	22,742

Petronas Gas Bhd	9,700	40,748

Public Bank Bhd	17,500	97,399

RHB Bank Bhd	16,000	21,643

Sime Darby Bhd	161,600	83,272

SP Setia Bhd	29,000	15,158

Telekom Malaysia Bhd	49,800	48,203

Tenaga Nasional Bhd	37,100	124,250

Westports Holdings Bhd	19,200	18,306

YTL Corp. Bhd	95,800	25,964

YTL Power International Bhd	73,024	14,490

Total Malaysia		1,416,474

Mexico – 2.1%

Alfa S.A.B. de C.V. Class A	30,519	29,960

Alsea S.A.B. de C.V.*	4,136	8,133

Arca Continental S.A.B. de C.V.	3,205	17,325

Banco del Bajio S.A.(b)	5,469	10,928

See Notes to Financial Statements.

WisdomTree Trust	61

Schedule of Investments (continued)

WisdomTree Emerging Markets Dividend Fund (DVEM)

June 30, 2019

Investments	Shares	Value

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander	12,982	$19,846

Bolsa Mexicana de Valores S.A.B. de C.V.	7,470	14,126

Concentradora Fibra Danhos S.A. de C.V.	19,568	25,881

Fomento Economico Mexicano S.A.B. de C.V.	10,473	101,374

GMexico Transportes S.A.B. de C.V.(b)	5,601	6,907

Gruma S.A.B. de C.V. Class B	1,717	16,100

Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	4,292	26,188

Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B	6,961	72,423

Grupo Aeroportuario del Sureste S.A.B. de C.V. Class B	1,584	25,649

Grupo Bimbo S.A.B. de C.V. Series A	7,737	16,121

Grupo Financiero Banorte S.A.B. de C.V. Class O	18,686	108,313

Grupo Financiero Inbursa S.A.B. de C.V. Class O	11,662	16,851

Grupo Lala S.A.B. de C.V.(a)	8,937	10,974

Grupo Mexico S.A.B. de C.V. Series B	63,142	167,521

Grupo Televisa S.A.B. Series CPO	5,601	9,461

Industrias Bachoco S.A.B. de C.V. Series B	2,691	11,262

Industrias Penoles S.A.B. de C.V.	1,630	21,067

Infraestructura Energetica Nova S.A.B. de C.V.	6,441	25,276

Kimberly-Clark de Mexico S.A.B. de C.V. Class A*	27,265	50,651

Macquarie Mexico Real Estate Management S.A. de C.V.(b)	19,593	22,223

Mexichem S.A.B. de C.V.	8,251	17,304

Nemak S.A.B. de C.V.(b)	17,618	8,253

Prologis Property Mexico S.A. de C.V.	8,402	17,415

Promotora y Operadora de Infraestructura S.A.B. de C.V.	2,341	23,241

Regional S.A.B. de C.V.	1,601	8,244

Wal-Mart de Mexico S.A.B. de C.V.	46,992	128,171

Total Mexico		1,037,188

Philippines – 0.8%

Aboitiz Equity Ventures, Inc.	26,660	28,619

Aboitiz Power Corp.	28,700	19,494

Ayala Corp.	1,090	19,019

Ayala Land, Inc.	27,200	26,969

Bank of the Philippine Islands	12,464	19,097

BDO Unibank, Inc.	8,871	24,240

DMCI Holdings, Inc.	76,200	15,319

Globe Telecom, Inc.	500	22,075

International Container Terminal Services, Inc.	9,100	26,003

Jollibee Foods Corp.	2,370	13,035

Manila Electric Co.	3,940	29,760

Metropolitan Bank & Trust Co.	8,194	11,395

Pilipinas Shell Petroleum Corp.	16,540	12,509

PLDT, Inc.	1,510	38,019

Semirara Mining & Power Corp.	28,660	12,950

SM Investments Corp.	2,120	40,095

SM Prime Holdings, Inc.	35,700	25,851

Universal Robina Corp.	9,150	29,646

Total Philippines		414,095
Investments	Shares	Value

Poland – 0.9%

Asseco Poland S.A.	2,079	$29,714

Bank Handlowy w Warszawie S.A.	404	5,818

Bank Polska Kasa Opieki S.A.	3,313	99,322

CCC S.A.	160	7,234

Ciech S.A.	1,309	14,655

Eurocash S.A.	1,422	7,855

Grupa Lotos S.A.	576	13,082

LC Corp. S.A.	18,508	13,102

Polski Koncern Naftowy Orlen S.A.	3,640	87,828

Powszechna Kasa Oszczednosci Bank Polski S.A.	3,215	36,916

Powszechny Zaklad Ubezpieczen S.A.	9,337	109,314

Warsaw Stock Exchange	847	9,755

Total Poland		434,595

Russia – 8.8%

Gazprom Neft PJSC ADR	462	14,599

Gazprom PJSC ADR	110,931	812,680

LSR Group PJSC GDR Reg S	7,966	20,473

Lukoil PJSC ADR	7,275	614,155

Magnit PJSC GDR Reg S	7,711	112,388

Magnitogorsk Iron & Steel Works PJSC GDR Reg S	4,828	44,418

MMC Norilsk Nickel PJSC ADR	28,252	641,603

Mobile TeleSystems PJSC ADR	18,212	169,554

Novatek PJSC GDR Reg S	475	100,700

Novolipetsk Steel PJSC GDR Reg S	4,075	102,853

PhosAgro PJSC GDR Reg S	2,061	27,040

Polyus PJSC GDR Reg S	1,259	58,216

Rosneft Oil Co. PJSC GDR Reg S	20,504	134,301

Rostelecom PJSC ADR	5,148	39,485

RusHydro PJSC ADR	35,573	32,407

Sberbank of Russia PJSC ADR	42,212	649,221

Severstal PJSC GDR Reg S	8,862	149,325

Tatneft PJSC ADR	8,779	647,890

VTB Bank PJSC GDR Reg S	54,741	68,864

Total Russia		4,440,172

Singapore – 0.0%

IGG, Inc.	15,000	16,723

South Africa – 5.6%

Absa Group Ltd.	13,006	162,330

Aeci Ltd.	3,323	21,560

African Rainbow Minerals Ltd.	2,573	33,240

Anglo American Platinum Ltd.	325	19,289

AngloGold Ashanti Ltd.	924	16,644

Aspen Pharmacare Holdings Ltd.	2,545	18,129

Assore Ltd.	1,106	28,768

Astral Foods Ltd.	1,343	14,763

AVI Ltd.	6,433	41,679

Barloworld Ltd.	3,375	30,636

Bid Corp., Ltd.	2,516	54,774

Bidvest Group Ltd. (The)	3,865	51,899

Capitec Bank Holdings Ltd.	254	23,394

Clicks Group Ltd.	2,396	34,882

Coronation Fund Managers Ltd.	4,313	13,672

See Notes to Financial Statements.

62	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Dividend Fund (DVEM)

June 30, 2019

Investments	Shares	Value

Discovery Ltd.	1,506	$15,925

Exxaro Resources Ltd.	5,929	72,315

FirstRand Ltd.	39,145	190,294

Foschini Group Ltd. (The)	4,360	55,747

Hyprop Investments Ltd.	5,135	25,443

Imperial Logistics Ltd.	3,035	11,069

Investec Ltd.	3,921	25,543

JSE Ltd.	1,625	16,133

KAP Industrial Holdings Ltd.	21,969	8,709

Kumba Iron Ore Ltd.(a)	2,015	71,359

Liberty Holdings Ltd.	2,389	17,901

Life Healthcare Group Holdings Ltd.	22,162	35,267

Massmart Holdings Ltd.	1,420	6,264

Mondi Ltd.	1,247	28,029

Mpact Ltd.	4,706	7,402

Mr. Price Group Ltd.	3,263	45,935

MTN Group Ltd.	45,919	347,618

Naspers Ltd. Class N	380	92,149

Nedbank Group Ltd.	3,313	59,488

Netcare Ltd.	25,817	32,918

Omnia Holdings Ltd.	1,506	3,761

Pick n Pay Stores Ltd.	4,977	24,353

Pioneer Foods Group Ltd.	2,341	11,455

PSG Group Ltd.	800	13,560

Rand Merchant Investment Holdings Ltd.	6,972	16,796

Remgro Ltd.	3,905	52,034

Reunert Ltd.	4,707	22,542

RMB Holdings Ltd.	10,448	62,534

Sanlam Ltd.	17,883	99,121

Sappi Ltd.	5,458	21,246

Sasol Ltd.	5,310	131,876

Shoprite Holdings Ltd.	4,401	49,206

SPAR Group Ltd. (The)	3,385	44,849

Standard Bank Group Ltd.	18,727	261,185

Telkom S.A. SOC Ltd.(a)	8,934	58,408

Tiger Brands Ltd.	2,600	41,246

Tongaat Hulett Ltd.†	368	345

Truworths International Ltd.	8,914	44,250

Tsogo Sun Holdings Ltd.	13,682	14,777

Tsogo Sun Hotels Ltd.*	15,914	4,740

Vodacom Group Ltd.	14,998	127,280

Total South Africa		2,836,731

South Korea – 12.5%

Amorepacific Corp.	82	11,682

BGF Co., Ltd.	724	4,640

BNK Financial Group, Inc.	2,993	19,415

Cheil Worldwide, Inc.	1,123	28,594

CJ CheilJedang Corp.	34	8,745

Com2uS Corp.	98	8,615

Daelim Industrial Co., Ltd.	207	20,617

DB Insurance Co., Ltd.	486	24,960

DGB Financial Group, Inc.	2,267	16,001

Dongsuh Cos., Inc.	801	13,354
Investments	Shares	Value

DONGSUNG Corp.	4,542	$23,209

Doosan Bobcat, Inc.	526	16,582

Doosan Corp.	245	21,325

E-Mart, Inc.	78	9,457

Grand Korea Leisure Co., Ltd.	561	9,960

GS Engineering & Construction Corp.	244	8,527

GS Holdings Corp.	626	27,758

Hana Financial Group, Inc.	2,976	96,395

Hankook Tire & Technology Co., Ltd.	451	13,710

Hanon Systems	1,827	18,434

Hanwha Chemical Corp.	989	19,443

Hanwha Corp.	470	10,868

Hanwha Life Insurance Co., Ltd.	4,508	12,786

Hite Jinro Co., Ltd.	1,078	18,999

Huchems Fine Chemical Corp.	640	12,194

Hyundai Engineering & Construction Co., Ltd.	254	11,791

Hyundai Glovis Co., Ltd.	236	32,907

Hyundai Marine & Fire Insurance Co., Ltd.	735	18,110

Hyundai Motor Co.	1,995	241,891

Hyundai Steel Co.	531	19,223

iMarketKorea, Inc.	978	9,952

Industrial Bank of Korea	3,104	37,770

IS Dongseo Co., Ltd.	399	13,356

Kangwon Land, Inc.	1,584	41,498

KB Financial Group, Inc.	3,785	150,299

KEPCO Plant Service & Engineering Co., Ltd.	478	12,937

Kginicis Co., Ltd.	575	7,495

Kia Motors Corp.	2,747	104,679

Kolon Industries, Inc.	207	7,655

Korea Investment Holdings Co., Ltd.	325	22,715

Korea Zinc Co., Ltd.	137	56,478

Korean Reinsurance Co.	2,125	16,048

KT Corp. ADR	2,428	30,034

KT&G Corp.	2,058	175,562

LG Chem Ltd.	354	108,685

LG Corp.	988	65,801

LG Electronics, Inc.	321	22,046

LG Hausys Ltd.	237	12,623

LG Household & Health Care Ltd.	33	37,526

LG Uplus Corp.	2,031	25,505

Lotte Chemical Corp.	244	53,358

LOTTE Fine Chemical Co., Ltd.	224	10,243

LOTTE Himart Co., Ltd.	257	9,727

LS Corp.	301	12,383

Meritz Fire & Marine Insurance Co., Ltd.	896	16,063

Meritz Securities Co., Ltd.	4,744	22,022

Mirae Asset Daewoo Co., Ltd.	3,251	23,031

Muhak Co., Ltd.	813	7,816

NAVER Corp.	187	18,463

NCSoft Corp.	127	52,465

NH Investment & Securities Co., Ltd.	1,837	23,069

OCI Co., Ltd.	171	13,817

Orange Life Insurance Ltd.(b)	771	21,134

Partron Co., Ltd.	949	14,589

See Notes to Financial Statements.

WisdomTree Trust	63

Schedule of Investments (continued)

WisdomTree Emerging Markets Dividend Fund (DVEM)

June 30, 2019

Investments	Shares	Value

POSCO	955	$202,224

Posco International Corp.	542	8,614

S-1 Corp.	207	17,497

S-Oil Corp.	667	48,350

Samsung C&T Corp.	598	49,564

Samsung Electro-Mechanics Co., Ltd.	171	14,484

Samsung Electronics Co., Ltd.	71,439	2,907,923

Samsung Fire & Marine Insurance Co., Ltd.	321	74,506

Samsung Life Insurance Co., Ltd.	510	36,925

Samsung SDS Co., Ltd.	163	30,351

Samsung Securities Co., Ltd.	638	21,605

SFA Engineering Corp.	357	12,476

Shinhan Financial Group Co., Ltd.	4,089	159,006

SK Discovery Co., Ltd.	410	9,712

SK Gas Ltd.	110	7,469

SK Holdings Co., Ltd.	243	48,825

SK Hynix, Inc.	3,232	194,539

SK Innovation Co., Ltd.	894	123,107

SK Materials Co., Ltd.	65	8,337

SK Telecom Co., Ltd.	561	125,838

SKC Co., Ltd.	318	10,906

Ssangyong Cement Industrial Co., Ltd.	3,009	16,418

Sungwoo Hitech Co., Ltd.	3,811	13,631

Tongyang Life Insurance Co., Ltd.	2,418	9,141

Woongjin Coway Co., Ltd.	847	56,777

Yuhan Corp.	65	13,764

Total South Korea		6,279,025

Taiwan – 20.0%

AcBel Polytech, Inc.	27,000	17,734

Accton Technology Corp.	11,000	46,572

Acer, Inc.*	42,000	26,031

Advantech Co., Ltd.	5,000	42,499

ASE Technology Holding Co., Ltd.*	45,374	89,844

Asia Cement Corp.	26,000	39,804

Asustek Computer, Inc.	16,000	114,876

AU Optronics Corp.	430,000	128,753

Catcher Technology Co., Ltd.	13,000	93,128

Cathay Financial Holding Co., Ltd.	106,000	146,751

Chang Hwa Commercial Bank Ltd.	41,780	28,181

Charoen Pokphand Enterprise	10,000	22,280

Cheng Loong Corp.	18,000	11,707

Cheng Shin Rubber Industry Co., Ltd.	37,000	47,770

Chicony Electronics Co., Ltd.	17,085	42,026

Chicony Power Technology Co., Ltd.	10,000	15,760

Chin-Poon Industrial Co., Ltd.	14,000	15,663

China Airlines Ltd.	28,000	8,871

China Development Financial Holding Corp.	195,000	59,455

China General Plastics Corp.	14,000	10,773

China Metal Products Co., Ltd.	17,000	19,677

China Steel Chemical Corp.	3,000	12,991

China Steel Corp.	165,000	132,544

Chong Hong Construction Co., Ltd.	6,000	17,251

Chroma ATE, Inc.	6,000	26,659
Investments	Shares	Value

Chunghwa Telecom Co., Ltd.	65,000	$236,482

Cleanaway Co., Ltd.	4,000	20,863

Clevo Co.*	18,000	17,966

Compal Electronics, Inc.	76,000	49,795

Compeq Manufacturing Co., Ltd.	28,000	23,484

CTBC Financial Holding Co., Ltd.	240,720	165,469

CTCI Corp.	18,000	26,803

Delta Electronics, Inc.	32,000	162,269

E.Sun Financial Holding Co., Ltd.	77,218	64,639

Eclat Textile Co., Ltd.	2,000	25,628

Elan Microelectronics Corp.	10,000	23,439

Elite Material Co., Ltd.	9,000	27,151

Elite Semiconductor Memory Technology, Inc.	19,000	19,759

Epistar Corp.	12,000	9,659

Eternal Materials Co., Ltd.	19,624	17,091

Everlight Electronics Co., Ltd.	22,000	20,541

Far Eastern Department Stores Ltd.	32,000	23,181

Far Eastern New Century Corp.	52,000	56,086

Far EasTone Telecommunications Co., Ltd.	28,000	70,587

Faraday Technology Corp.	10,000	15,551

Feng Hsin Steel Co., Ltd.	13,000	26,327

Feng TAY Enterprise Co., Ltd.	4,000	31,166

First Financial Holding Co., Ltd.	117,966	86,596

FLEXium Interconnect, Inc.	7,000	19,427

Formosa Chemicals & Fibre Corp.	91,000	301,776

Formosa Petrochemical Corp.	33,000	117,404

Formosa Plastics Corp.	90,000	331,783

Fubon Financial Holding Co., Ltd.	83,000	122,525

Getac Technology Corp.	14,000	21,005

Giant Manufacturing Co., Ltd.	3,000	23,471

Gigabyte Technology Co., Ltd.	18,000	30,831

Goldsun Building Materials Co., Ltd.	78,000	21,421

Grape King Bio Ltd.	2,000	13,168

Great Wall Enterprise Co., Ltd.	16,630	21,390

Greatek Electronics, Inc.	15,000	20,767

HannStar Display Corp.	77,000	16,362

Highwealth Construction Corp.	19,000	30,250

Holtek Semiconductor, Inc.	5,000	11,526

Holy Stone Enterprise Co., Ltd.	3,000	10,094

Hon Hai Precision Industry Co., Ltd.	131,880	328,644

Hota Industrial Manufacturing Co., Ltd.	3,000	9,804

Hotai Motor Co., Ltd.	7,000	114,490

Hua Nan Financial Holdings Co., Ltd.	63,065	42,335

Huaku Development Co., Ltd.	10,000	27,431

IEI Integration Corp.	15,000	16,058

Innolux Corp.	285,000	67,260

International CSRC Investment Holdings Co.	13,000	15,633

Inventec Corp.	80,000	63,620

ITEQ Corp.	9,000	31,585

Kenda Rubber Industrial Co., Ltd.	16,020	15,345

King Yuan Electronics Co., Ltd.	29,000	25,023

King’s Town Bank Co., Ltd.	19,000	20,676

Kinik Co.	11,000	21,497

Largan Precision Co., Ltd.	1,000	124,117

See Notes to Financial Statements.

64	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Dividend Fund (DVEM)

June 30, 2019

Investments	Shares	Value

Lien Hwa Industrial Corp.	17,403	$20,956

Lite-On Technology Corp.	7,014	10,275

Longchen Paper & Packaging Co., Ltd.	27,158	12,722

Macronix International	34,000	25,342

Makalot Industrial Co., Ltd.	3,000	20,284

MediaTek, Inc.	21,000	212,302

Mega Financial Holding Co., Ltd.	156,000	155,199

Merida Industry Co., Ltd.	2,000	11,816

Merry Electronics Co., Ltd.	7,080	38,523

Micro-Star International Co., Ltd.	17,000	48,166

Nan Kang Rubber Tire Co., Ltd.	16,000	18,107

Nan Ya Plastics Corp.	138,000	349,226

Nanya Technology Corp.	30,000	62,300

Nien Made Enterprise Co., Ltd.	3,000	22,553

Novatek Microelectronics Corp.	13,000	72,409

OptoTech Corp.	19,000	12,907

Oriental Union Chemical Corp.	15,000	12,436

Pan-International Industrial Corp.	26,000	19,797

Pegatron Corp.	61,000	105,465

Pou Chen Corp.	62,000	76,852

Powertech Technology, Inc.	19,000	46,491

President Chain Store Corp.	16,000	154,800

Primax Electronics Ltd.	13,000	22,644

Qisda Corp.	43,000	27,827

Quanta Computer, Inc.	71,000	138,070

Radiant Opto-Electronics Corp.	14,000	46,878

Realtek Semiconductor Corp.	10,000	73,568

Rechi Precision Co., Ltd.	18,000	15,126

Ruentex Industries Ltd.	13,400	32,573

Sercomm Corp.	11,000	23,835

Shin Kong Financial Holding Co., Ltd.	81,691	24,802

Shinkong Synthetic Fibers Corp.	52,000	23,271

Sigurd Microelectronics Corp.	19,000	18,168

Sinbon Electronics Co., Ltd.	4,000	14,617

SinoPac Financial Holdings Co., Ltd.	131,598	55,292

Sitronix Technology Corp.	4,000	16,742

Standard Foods Corp.	11,000	21,497

Supreme Electronics Co., Ltd.	19,000	19,300

Syncmold Enterprise Corp.	12,250	33,130

Synnex Technology International Corp.	33,150	41,625

TA Chen Stainless Pipe	4,000	5,834

Taichung Commercial Bank Co., Ltd.	41,670	16,770

Taishin Financial Holding Co., Ltd.	91,482	42,119

Taiwan Business Bank	50,000	21,974

Taiwan Cement Corp.	50,500	74,873

Taiwan Cooperative Financial Holding Co., Ltd.	93,674	62,732

Taiwan Glass Industry Corp.	15,000	5,868

Taiwan High Speed Rail Corp.	21,000	30,899

Taiwan Hon Chuan Enterprise Co., Ltd.	12,000	21,365

Taiwan Mobile Co., Ltd.	29,000	114,377

Taiwan Paiho Ltd.	5,000	14,440

Taiwan PCB Techvest Co., Ltd.	21,000	24,949

Taiwan Secom Co., Ltd.	6,000	17,116

Taiwan Semiconductor Manufacturing Co., Ltd.	243,000	1,869,863
Investments	Shares	Value

Teco Electric and Machinery Co., Ltd.	34,000	$24,959

Test Research, Inc.	6,000	9,466

Tong Hsing Electronic Industries Ltd.	4,000	14,166

Tong Yang Industry Co., Ltd.	10,000	14,456

Topco Scientific Co., Ltd.	6,097	16,391

Transcend Information, Inc.	7,000	16,137

Tripod Technology Corp.	14,000	49,582

TSRC Corp.	16,000	14,269

Tung Ho Steel Enterprise Corp.	27,000	20,255

TXC Corp.	17,000	19,047

Uni-President Enterprises Corp.	143,000	380,756

Unimicron Technology Corp.	19,000	21,563

United Microelectronics Corp.	239,000	107,344

UPC Technology Corp.	31,000	11,378

USI Corp.	49,400	18,768

Voltronic Power Technology Corp.	1,000	21,797

Walsin Lihwa Corp.	53,000	25,084

Walsin Technology Corp.	2,000	10,560

Wan Hai Lines Ltd.	15,000	8,741

Waterland Financial Holdings Co., Ltd.	67,000	23,082

Winbond Electronics Corp.	85,446	41,816

Wistron Corp.	65,843	51,302

Wistron NeWeb Corp.	11,362	26,778

WPG Holdings Ltd.	37,360	48,535

WT Microelectronics Co., Ltd.	14,645	18,837

Yageo Corp.	3,198	27,182

YFY, Inc.	37,000	14,176

Yuanta Financial Holding Co., Ltd.	109,000	65,450

Yulon Motor Co., Ltd.	18,000	13,213

Total Taiwan		10,091,012

Thailand – 2.9%

Advanced Info Service PCL NVDR	16,800	119,423

Airports of Thailand PCL NVDR	27,200	65,190

Bangkok Dusit Medical Services PCL NVDR	35,000	29,673

Banpu PCL NVDR	37,944	18,559

Beauty Community PCL NVDR	47,400	6,306

Berli Jucker PCL NVDR	10,000	16,467

BTS Group Holdings PCL NVDR	131,400	51,416

Bumrungrad Hospital PCL NVDR	3,400	18,736

Charoen Pokphand Foods PCL NVDR	41,600	38,321

CP ALL PCL NVDR	32,000	89,737

Delta Electronics Thailand PCL NVDR	5,700	12,639

Electricity Generating PCL NVDR	4,400	46,629

Esso Thailand PCL NVDR	47,000	16,552

Hana Microelectronics PCL NVDR	16,000	13,434

Indorama Ventures PCL NVDR	21,400	32,797

IRPC PCL NVDR	271,800	44,314

Jasmine International PCL NVDR	160,000	37,564

KCE Electronics PCL NVDR	9,700	6,010

Land & Houses PCL NVDR	98,900	35,797

Minor International PCL NVDR	16,500	22,059

MK Restaurants Group PCL NVDR	7,400	17,796

PTT Exploration & Production PCL NVDR	17,100	75,275

See Notes to Financial Statements.

WisdomTree Trust	65

Schedule of Investments (concluded)

WisdomTree Emerging Markets Dividend Fund (DVEM)

June 30, 2019

Investments	Shares	Value

PTT Global Chemical PCL NVDR	38,100	$79,511

PTT PCL NVDR	76,800	122,084

Quality Houses PCL NVDR	193,600	19,570

Robinson PCL NVDR	8,000	14,674

Siam Cement PCL (The) NVDR	5,500	84,650

Siam City Cement PCL NVDR	2,077	16,254

Siam Commercial Bank PCL (The) NVDR	18,800	85,517

Siamgas & Petrochemicals PCL NVDR	30,500	9,945

Star Petroleum Refining PCL NVDR	70,400	23,185

Thai Oil PCL NVDR	21,300	46,187

Thai Union Group PCL NVDR	48,100	28,702

Thai Vegetable Oil PCL NVDR	18,900	17,256

Tisco Financial Group PCL NVDR	9,700	29,574

TMB Bank PCL NVDR	269,600	17,230

TPI Polene Power PCL NVDR	103,900	20,666

TTW PCL NVDR	54,200	25,096

WHA Corp. PCL NVDR	162,800	25,163

Total Thailand		1,479,958

Turkey – 1.0%

Aksa Akrilik Kimya Sanayii AS	3,439	5,500

Albaraka Turk Katilim Bankasi AS*	18,714	3,753

Aygaz AS	4,460	6,770

BIM Birlesik Magazalar AS	1,868	25,724

Emlak Konut Gayrimenkul Yatirim Ortakligi AS	54,393	10,627

Enka Insaat ve Sanayi AS	20,949	19,812

Eregli Demir ve Celik Fabrikalari T.A.S.	49,230	66,985

Ford Otomotiv Sanayi AS	1,871	20,217

Haci Omer Sabanci Holding AS	9,457	14,045

Iskenderun Demir ve Celik AS	6,800	8,112

KOC Holding AS	8,712	26,419

TAV Havalimanlari Holding AS	3,455	16,128

Tekfen Holding AS	3,018	13,545

Tofas Turk Otomobil Fabrikasi AS	1,375	4,588

Trakya Cam Sanayii AS	9,216	4,669

Tupras Turkiye Petrol Rafinerileri AS	4,492	89,312

Turkcell Iletisim Hizmetleri AS	38,363	84,897

Turkiye Garanti Bankasi AS*	30,524	48,024

Turkiye Sise ve Cam Fabrikalari AS	10,476	9,400

Total Turkey		478,527
TOTAL COMMON STOCKS (Cost: $48,052,522)		49,964,060

RIGHTS – 0.0%

Chile – 0.0%

Enel Americas S.A., expiring 7/26/19*	140,826	2,067

Hong Kong – 0.0%

China International Marine Containers Group Co., Ltd., expiring 7/2/19*†	65	0
TOTAL RIGHTS (Cost: $0)		2,067
Investments	Shares	Value

WARRANTS – 0.0%

Thailand – 0.0%

Minor International PCL, expiring 12/31/21*
(Cost: $0)	675	$122

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.5%

United States – 0.5%

State Street Navigator Securities Lending Government Money Market Portfolio, 2.36%(c)
(Cost: $219,327)(d)	219,327	219,327

TOTAL INVESTMENTS IN SECURITIES – 99.7% (Cost: $48,271,849)		50,185,576

Other Assets less Liabilities – 0.3%		167,743

NET ASSETS – 100.0%		$50,353,319

*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $345, which represent less than 0.0% of net assets.

(a)	Security, or portion thereof, was on loan at June 30, 2019 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of June 30, 2019.

(d)

At June 30, 2019, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $304,928 and the total market value of the collateral held by the Fund was $335,144. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $115,817.

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

Reg S – Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

66	WisdomTree Trust

Schedule of Investments

WisdomTree Europe Multifactor Fund (EUMF)

June 30, 2019

Investments	Shares	Value

COMMON STOCKS – 100.4%

Austria – 0.5%

OMV AG	1,299	$63,388

Belgium – 3.0%

Ageas	1,316	68,504

Barco N.V.	531	111,991

Colruyt S.A.	1,154	67,023

Proximus SADP	2,097	61,899

UCB S.A.	878	72,910

Total Belgium		382,327

Denmark – 3.6%

Carlsberg A/S Class B	731	97,058

Coloplast A/S Class B	659	74,587

H. Lundbeck A/S	744	29,435

Novo Nordisk A/S Class B	1,060	54,100

Royal Unibrew A/S	799	58,395

SimCorp A/S	261	25,288

Topdanmark A/S	1,200	67,781

Tryg A/S	1,836	59,781

Total Denmark		466,425

Finland – 1.7%

Kemira Oyj	4,904	72,266

Orion Oyj Class B	819	30,060

Tieto Oyj	2,610	77,457

Valmet Oyj	1,751	43,710

Total Finland		223,493

France – 13.3%

Air France-KLM*	6,654	64,046

Alstom S.A.	2,096	97,386

AXA S.A.	4,162	109,487

Carrefour S.A.	4,130	79,861

Casino Guichard Perrachon S.A.(a)	1,490	50,904

Danone S.A.	1,343	113,941

Eiffage S.A.	952	94,255

Fnac Darty S.A.*	767	57,037

Gaztransport Et Technigaz S.A.	699	70,169

Ipsen S.A.	588	80,354

Korian S.A.	1,777	67,711

Lagardere SCA	3,764	98,160

Nexity S.A.	2,074	89,751

Orange S.A.	7,220	114,000

Peugeot S.A.	3,102	76,550

Sanofi	1,233	106,588

Societe BIC S.A.	1,101	84,069

TOTAL S.A.	2,105	118,121

Veolia Environnement S.A.	4,764	116,209

Total France		1,688,599

Germany – 9.5%

Allianz SE Registered Shares	484	116,850

alstria office REIT-AG	6,801	110,289

CompuGroup Medical SE	1,138	92,013

Deutsche Telekom AG Registered Shares	6,429	111,372
Investments	Shares	Value

Deutsche Wohnen SE Bearer Shares	2,825	$103,816

E.ON SE	9,393	102,165

Grand City Properties S.A.	4,113	94,146

Hochtief AG	598	72,935

LEG Immobilien AG	1,002	113,195

ProSiebenSat.1 Media SE	3,270	51,445

Siltronic AG	881	64,451

Suedzucker AG	3,596	60,977

TLG Immobilien AG	4,064	119,173

Total Germany		1,212,827

Ireland – 1.2%

C&C Group PLC	11,529	51,335

Glanbia PLC	1,993	32,456

Grafton Group PLC	3,329	34,149

Greencore Group PLC	11,946	33,296

Total Ireland		151,236

Italy – 5.6%

A2A SpA	43,088	74,879

Enav SpA(b)	11,479	65,231

Enel SpA	14,134	98,828

Eni SpA	5,284	87,891

Hera SpA	19,287	73,887

Italgas SpA	13,379	90,014

Recordati SpA	1,567	65,420

Reply SpA	1,041	71,070

Societa Cattolica di Assicurazioni SC	5,810	52,038

Societa Iniziative Autostradali e Servizi SpA	1,847	34,306

Total Italy		713,564

Netherlands – 5.4%

ASR Nederland N.V.	1,412	57,502

EXOR N.V.	917	64,328

Heineken Holding N.V.	780	81,987

Intertrust N.V.(b)	2,859	59,158

Koninklijke Ahold Delhaize N.V.	3,121	70,295

Koninklijke KPN N.V.	17,566	54,011

NXP Semiconductors N.V.	200	19,522

QIAGEN N.V.*	2,424	98,521

Randstad N.V.	669	36,798

Rhi Magnesita N.V.	809	49,792

Signify N.V.(b)	1,121	33,191

Wolters Kluwer N.V.	803	58,543

Total Netherlands		683,648

Norway – 2.1%

DNO ASA	22,213	40,252

Equinor ASA	3,847	76,006

SpareBank 1 SMN	7,731	88,589

Storebrand ASA	8,945	65,760

Total Norway		270,607

Portugal – 0.4%

NOS, SGPS, S.A.	7,497	49,347

Spain – 7.2%

Acciona S.A.	688	73,962

Aena SME S.A.(b)	310	61,533

See Notes to Financial Statements.

WisdomTree Trust	67

Schedule of Investments (continued)

WisdomTree Europe Multifactor Fund (EUMF)

June 30, 2019

Investments	Shares	Value

Banco Bilbao Vizcaya Argentaria S.A.	7,750	$43,396

Banco Santander S.A.	11,437	53,146

Bolsas y Mercados Espanoles SHMSF S.A.	2,629	64,429

Cia de Distribucion Integral Logista Holdings S.A.	2,480	56,258

Ebro Foods S.A.	3,748	80,328

Enagas S.A.	3,333	89,083

Endesa S.A.(a)	3,422	88,111

Faes Farma S.A.	11,570	54,614

Iberdrola S.A.	9,841	98,240

Red Electrica Corp. S.A.	3,870	80,717

Telefonica S.A.	8,472	69,668

Total Spain		913,485

Sweden – 4.9%

Axfood AB	2,885	57,136

Bravida Holding AB(b)	4,709	41,770

Essity AB Class B	1,716	52,785

ICA Gruppen AB	1,340	57,654

Securitas AB Class B	3,898	68,438

Skandinaviska Enskilda Banken AB Class A	5,772	53,451

Skanska AB Class B	2,210	39,945

SKF AB Class B	2,546	46,855

Svenska Handelsbanken AB Class A	6,651	65,863

Swedbank AB Class A	2,163	32,510

Swedish Match AB	800	33,800

Telia Co. AB	16,733	74,375

Total Sweden		624,582

Switzerland – 11.6%

Adecco Group AG Registered Shares	1,750	105,287

Banque Cantonale Vaudoise	140	109,128

Cembra Money Bank AG	1,109	107,090

Coca-Cola HBC AG*	1,205	45,579

Emmi AG	104	97,387

Forbo Holding AG	54	95,483

Galenica AG*(b)	1,917	96,342

Huber + Suhner AG Registered Shares	952	80,261

Landis+Gyr Group AG*	1,095	87,319

Nestle S.A. Registered Shares	1,041	107,901

Novartis AG Registered Shares	1,179	107,863

Roche Holding AG Genusschein	426	120,001

Sonova Holding AG Registered Shares	407	92,587

Swisscom AG Registered Shares	230	115,613

Zurich Insurance Group AG	312	108,768

Total Switzerland		1,476,609

United Kingdom – 30.4%

A.G. Barr PLC	4,804	56,677

Admiral Group PLC	2,317	65,111

Aggreko PLC	2,992	30,083

Ashmore Group PLC	11,396	73,896

Associated British Foods PLC	1,538	48,211

Auto Trader Group PLC(b)	6,546	45,638

Avast PLC(b)	10,467	39,964

Aviva PLC	12,508	66,302
Investments	Shares	Value

B&M European Value Retail S.A.	12,456	$52,837

Barratt Developments PLC	7,467	54,416

BCA Marketplace PLC	14,532	44,943

Bellway PLC	1,654	58,626

Berkeley Group Holdings PLC	1,218	57,836

Bovis Homes Group PLC	3,811	50,103

BP PLC	10,421	72,760

Brewin Dolphin Holdings PLC	12,165	47,345

Britvic PLC	4,853	54,877

BT Group PLC	17,113	42,788

BTG PLC*	2,226	23,670

Coats Group PLC	55,052	57,418

Coca-Cola European Partners PLC	1,200	67,800

Compass Group PLC	2,643	63,474

Countryside Properties PLC(b)	10,418	39,565

Daily Mail & General Trust PLC Class A Non-Voting Shares	3,435	34,143

Diageo PLC	1,460	62,880

Direct Line Insurance Group PLC	12,174	51,409

Diversified Gas & Oil PLC	14,200	20,060

Drax Group PLC	8,799	29,138

Dunelm Group PLC	1,895	22,188

EI Group PLC*	27,336	68,398

Evraz PLC	3,735	31,621

Firstgroup PLC*	15,366	19,116

GlaxoSmithKline PLC	3,380	67,821

Greene King PLC	5,858	46,075

Greggs PLC	1,922	56,212

Hays PLC	16,520	33,030

Hikma Pharmaceuticals PLC	1,393	30,529

Howden Joinery Group PLC	7,399	47,743

Imperial Brands PLC	2,002	47,055

Inchcape PLC	3,696	28,976

J D Wetherspoon PLC	3,485	63,337

JD Sports Fashion PLC	2,994	22,345

John Laing Group PLC(b)	12,896	64,633

Kingfisher PLC	13,200	36,102

Man Group PLC	26,080	51,713

Marks & Spencer Group PLC	13,867	37,185

Marshalls PLC	6,146	53,385

Moneysupermarket.com Group PLC	12,522	65,707

National Express Group PLC	12,033	61,472

Next PLC	635	44,659

Pagegroup PLC	6,985	45,605

Paragon Banking Group PLC	7,329	40,930

Pearson PLC	5,466	57,002

Persimmon PLC	2,000	50,832

Petrofac Ltd.	5,470	29,935

Pets at Home Group PLC	6,478	15,426

Polypipe Group PLC	6,520	36,876

QinetiQ Group PLC	12,402	44,101

Redrow PLC	6,185	42,822

RELX PLC	2,378	57,791

Rio Tinto PLC	956	59,381

Royal Dutch Shell PLC Class A	2,585	84,633

See Notes to Financial Statements.

68	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Europe Multifactor Fund (EUMF)

June 30, 2019

Investments	Shares	Value

Royal Mail PLC	6,296	$16,979

RPC Group PLC	4,086	41,217

Safestore Holdings PLC	9,482	74,036

Sage Group PLC (The)	4,749	48,498

Savills PLC	6,109	69,741

Serco Group PLC*	18,422	33,762

Smith & Nephew PLC	3,374	73,214

Softcat PLC	1,606	19,857

SSP Group PLC	6,525	56,968

Tate & Lyle PLC	7,800	73,301

Taylor Wimpey PLC	27,657	55,527

Tesco PLC	20,687	59,686

TP ICAP PLC	4,289	16,354

Unilever N.V. CVA	1,445	88,137

Unilever PLC	1,328	82,724

Vesuvius PLC	3,289	22,939

WM Morrison Supermarkets PLC	21,900	56,134

Total United Kingdom		3,865,680
TOTAL COMMON STOCKS (Cost: $12,657,485)		12,785,817
Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%

United States – 0.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 2.36%(c)
(Cost: $5,482)(d)	5,482	$5,482

TOTAL INVESTMENTS IN SECURITIES – 100.5% (Cost: $12,662,967)		12,791,299

Other Assets less Liabilities – (0.5)%		(61,531)

NET ASSETS – 100.0%		$12,729,768

*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at June 30, 2019 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of June 30, 2019.

(d)

At June 30, 2019, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $128,988 and the total market value of the collateral held by the Fund was $142,510. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $137,028.

CVA – Certificaten Van Aandelen (Certificate of Stock)

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	7/3/2019	280,326	USD	281,173	CHF	$—	$(8,084)
Bank of America N.A.	7/3/2019	47,827	USD	319,651	DKK	—	(949)
Bank of America N.A.	7/3/2019	952,580	USD	852,729	EUR	—	(18,590)
Bank of America N.A.	7/3/2019	681,644	USD	539,992	GBP	—	(5,640)
Bank of America N.A.	7/3/2019	57,269	USD	500,779	NOK	—	(1,468)
Bank of America N.A.	7/3/2019	106,009	USD	1,006,649	SEK	—	(2,495)
Bank of Montreal	7/1/2019	4,344	USD	4,241	CHF	—	(6)
Bank of Montreal	7/1/2019	7,380	USD	6,490	EUR	—	(11)
Bank of Montreal	7/1/2019	4,868	USD	3,842	GBP	—	(21)
Bank of Montreal	7/3/2019	271,830	USD	215,542	GBP	—	(2,504)
Barclays Bank PLC	7/3/2019	2,325,940	NOK	272,710	USD	103	—
Barclays Bank PLC	7/31/2019	274,914	USD	2,342,538	NOK	—	(108)
Canadian Imperial Bank of Commerce	7/3/2019	280,326	USD	281,209	CHF	—	(8,121)
Canadian Imperial Bank of Commerce	7/3/2019	47,827	USD	319,726	DKK	—	(961)
Canadian Imperial Bank of Commerce	7/3/2019	952,580	USD	852,795	EUR	—	(18,664)
Canadian Imperial Bank of Commerce	7/3/2019	681,644	USD	540,032	GBP	—	(5,690)
Canadian Imperial Bank of Commerce	7/3/2019	57,269	USD	500,792	NOK	—	(1,470)
Canadian Imperial Bank of Commerce	7/3/2019	106,009	USD	1,006,757	SEK	—	(2,507)
Citibank N.A.	7/3/2019	280,326	USD	281,174	CHF	—	(8,085)
Citibank N.A.	7/3/2019	47,827	USD	319,653	DKK	—	(950)
Citibank N.A.	7/3/2019	952,580	USD	852,720	EUR	—	(18,580)
Citibank N.A.	7/3/2019	681,644	USD	539,993	GBP	—	(5,641)
Citibank N.A.	7/3/2019	57,269	USD	500,762	NOK	—	(1,466)
Citibank N.A.	7/3/2019	106,009	USD	1,006,646	SEK	—	(2,495)

See Notes to Financial Statements.

WisdomTree Trust	69

Schedule of Investments (concluded)

WisdomTree Europe Multifactor Fund (EUMF)

June 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs	7/3/2019	4,682,326	SEK	504,806	USD	$—	$(109)
Goldman Sachs	7/31/2019	518,654	USD	4,800,494	SEK	116	—
HSBC Holdings PLC	7/3/2019	136,769	EUR	153,636	USD	2,130	—
HSBC Holdings PLC	7/3/2019	3,785,231	EUR	4,310,155	USD	829	—
HSBC Holdings PLC	7/31/2019	4,248,212	USD	3,722,231	EUR	—	(802)
Morgan Stanley & Co. International	7/3/2019	1,279,313	CHF	1,311,462	USD	781	—
Morgan Stanley & Co. International	7/3/2019	2,720,541	GBP	3,459,718	USD	2,894	—
Morgan Stanley & Co. International	7/31/2019	803,540	USD	781,771	CHF	—	(476)
Morgan Stanley & Co. International	7/31/2019	3,431,777	USD	2,694,794	GBP	—	(2,882)
Royal Bank of Canada	7/3/2019	105,071	USD	698,429	DKK	—	(1,504)
Societe Generale	7/3/2019	280,326	USD	281,189	CHF	—	(8,101)
Societe Generale	7/3/2019	47,827	USD	319,666	DKK	—	(952)
Societe Generale	7/3/2019	952,580	USD	852,718	EUR	—	(18,577)
Societe Generale	7/3/2019	681,644	USD	540,318	GBP	—	(6,055)
Societe Generale	7/3/2019	57,269	USD	500,774	NOK	—	(1,468)
Societe Generale	7/3/2019	106,009	USD	1,006,661	SEK	—	(2,497)
State Street Bank and Trust	7/3/2019	22,754	CHF	23,427	USD	—	(87)
State Street Bank and Trust	7/3/2019	63,444	EUR	72,306	USD	—	(50)
State Street Bank and Trust	7/3/2019	45,592	GBP	58,040	USD	—	(12)
UBS AG	7/3/2019	2,181,662	DKK	332,822	USD	82	—
UBS AG	7/3/2019	213,585	USD	214,229	CHF	—	(6,158)
UBS AG	7/3/2019	36,443	USD	243,566	DKK	—	(723)
UBS AG	7/3/2019	725,777	USD	649,690	EUR	—	(14,153)
UBS AG	7/3/2019	519,352	USD	411,420	GBP	—	(4,289)
UBS AG	7/3/2019	43,634	USD	381,543	NOK	—	(1,118)
UBS AG	7/3/2019	80,770	USD	766,983	SEK	—	(1,901)
UBS AG	7/31/2019	326,022	USD	2,131,840	DKK	—	(86)
						$6,935	$(186,506)

CURRENCY LEGEND
CHF	Swiss franc
DKK	Danish krone
EUR	Euro
GBP	British pound
NOK	Norwegian krone
SEK	Swedish krona
USD	U.S. dollar

See Notes to Financial Statements.

70	WisdomTree Trust

Schedule of Investments

WisdomTree Global ex-Mexico Equity Fund (XMX)

June 30, 2019

Investments	Shares	Value

COMMON STOCKS – 98.1%

Australia – 2.1%

Aristocrat Leisure Ltd.	167	$3,600

Australia & New Zealand Banking Group Ltd.	252	4,989

BHP Group Ltd.	290	8,376

BHP Group PLC	202	5,180

Brambles Ltd.	430	3,887

Commonwealth Bank of Australia	131	7,610

CSL Ltd.	43	6,488

Macquarie Group Ltd.	51	4,488

National Australia Bank Ltd.	225	4,219

QBE Insurance Group Ltd.	368	3,055

Telstra Corp., Ltd.	795	2,148

Westpac Banking Corp.	250	4,975

Woolworths Group Ltd.	170	3,964

Total Australia		62,979

Austria – 0.1%

ams AG*	25	981

Andritz AG	23	867

Raiffeisen Bank International AG	41	963

Total Austria		2,811

Belgium – 0.4%

Ageas	64	3,332

Anheuser-Busch InBev S.A./N.V.	64	5,673

KBC Group N.V.	41	2,691

Umicore S.A.	38	1,220

Total Belgium		12,916

Brazil – 0.3%

Ambev S.A.	271	1,265

B3 S.A. – Brasil Bolsa Balcao	304	2,971

Banco do Brasil S.A.	98	1,379

Petroleo Brasileiro S.A.	229	1,794

Vale S.A.	239	3,232

Total Brazil		10,641

Canada – 3.1%

Alimentation Couche-Tard, Inc. Class B	52	3,279

ARC Resources Ltd.	349	1,712

Bank of Nova Scotia (The)	67	3,607

Barrick Gold Corp.	135	2,135

BlackBerry Ltd.*	143	1,068

Canadian Imperial Bank of Commerce	31	2,443

Canadian National Railway Co.	56	5,194

Canadian Natural Resources Ltd.	90	2,432

Canadian Pacific Railway Ltd.	17	4,012

Cenovus Energy, Inc.	130	1,149

Enbridge, Inc.	127	4,597

George Weston Ltd.	39	2,966

Hydro One Ltd.(a)	174	3,041

IA Financial Corp., Inc.*	94	3,837

Intact Financial Corp.	39	3,612

Loblaw Cos., Ltd.	57	2,925

Magna International, Inc.	62	3,092
Investments	Shares	Value

Manulife Financial Corp.	180	$3,278

Metro, Inc.	101	3,798

Nutrien Ltd.	74	3,967

Ritchie Bros Auctioneers, Inc.	75	2,500

Royal Bank of Canada	66	5,256

Saputo, Inc.	104	3,120

Shopify, Inc. Class A*	9	2,711

SNC-Lavalin Group, Inc.	78	1,581

Suncor Energy, Inc.	146	4,564

TC Energy Corp.	77	3,825

Toronto-Dominion Bank (The)	85	4,977

Wheaton Precious Metals Corp.	137	3,320

Total Canada		93,998

Chile – 0.1%

Banco Santander Chile	24,205	1,800

China – 2.2%

Bank of China Ltd. Class H	10,000	4,224

China Conch Venture Holdings Ltd.	500	1,766

China Construction Bank Corp. Class H	8,000	6,891

China Petroleum & Chemical Corp. Class H	4,000	2,719

CNOOC Ltd.	1,000	1,710

Country Garden Holdings Co., Ltd.	1,000	1,521

CSPC Pharmaceutical Group Ltd.	2,000	3,226

ENN Energy Holdings Ltd.	100	973

Geely Automobile Holdings Ltd.	1,000	1,710

Industrial & Commercial Bank of China Ltd. Class H	7,000	5,107

Lenovo Group Ltd.	2,000	1,549

Shenzhou International Group Holdings Ltd.	300	4,124

Sino Biopharmaceutical Ltd.	2,000	2,045

Sunny Optical Technology Group Co., Ltd.	100	1,033

Tencent Holdings Ltd.	500	22,566

Want Want China Holdings Ltd.	2,000	1,626

Yum China Holdings, Inc.	55	2,541

Total China		65,331

Denmark – 0.5%

DSV A/S	33	3,245

ISS A/S	93	2,811

Novo Nordisk A/S Class B	130	6,635

Pandora A/S	17	606

Vestas Wind Systems A/S	21	1,817

Total Denmark		15,114

Finland – 0.4%

Elisa Oyj	66	3,225

Nokia Oyj	533	2,650

Nordea Bank Abp	241	1,751

Orion Oyj Class B	27	991

Stora Enso Oyj Class R	106	1,248

UPM-Kymmene Oyj	69	1,836

Total Finland		11,701

France – 3.7%

Accor S.A.	65	2,794

Air Liquide S.A.	35	4,905

See Notes to Financial Statements.

WisdomTree Trust	71

Schedule of Investments (continued)

WisdomTree Global ex-Mexico Equity Fund (XMX)

June 30, 2019

Investments	Shares	Value

Airbus SE	42	$5,963

Arkema S.A.	32	2,980

Atos SE	19	1,591

AXA S.A.	129	3,394

BNP Paribas S.A.(b)	73	3,472

Capgemini SE	34	4,234

Covivio	30	3,145

Danone S.A.	48	4,072

Engie S.A.	202	3,069

EssilorLuxottica S.A.	25	3,267

Kering S.A.	6	3,554

L’Oreal S.A.	13	3,708

Legrand S.A.	50	3,661

LVMH Moet Hennessy Louis Vuitton SE	22	9,378

Orange S.A.	210	3,316

Publicis Groupe S.A.	37	1,956

Safran S.A.	24	3,522

Sanofi	77	6,656

Schneider Electric SE	56	5,087

Societe Generale S.A.	67	1,695

TOTAL S.A.	156	8,754

Unibail-Rodamco-Westfield	16	2,401

Valeo S.A.	39	1,270

Veolia Environnement S.A.	136	3,317

Vinci S.A.	50	5,128

Vivendi S.A.	126	3,474

Worldline S.A.*(a)	17	1,239

Total France		111,002

Germany – 2.6%

adidas AG	12	3,710

Allianz SE Registered Shares	26	6,277

BASF SE	51	3,712

Bayer AG Registered Shares	62	4,303

Daimler AG Registered Shares	60	3,343

Deutsche Bank AG Registered Shares	190	1,467

Deutsche Telekom AG Registered Shares	255	4,417

Deutsche Wohnen SE Bearer Shares	84	3,087

E.ON SE	207	2,251

Fresenius SE & Co. KGaA	40	2,172

HeidelbergCement AG	35	2,836

Infineon Technologies AG	156	2,762

MTU Aero Engines AG	14	3,340

Muenchener Rueckversicherungs – Gesellschaft AG Registered Shares	14	3,519

OSRAM Licht AG	29	956

Rheinmetall AG	33	4,046

RWE AG	69	1,703

SAP SE	95	13,065

Scout24 AG(a)	48	2,554

Siemens AG Registered Shares	47	5,599

ThyssenKrupp AG	84	1,227

Wirecard AG	15	2,529

Total Germany		78,875
Investments	Shares	Value

Hong Kong – 0.8%

AIA Group Ltd.	1,000	$10,784

Galaxy Entertainment Group Ltd.	1,000	6,739

Hang Lung Properties Ltd.	1,000	2,378

Hong Kong Exchanges & Clearing Ltd.	102	3,601

Total Hong Kong		23,502

India – 1.0%

Axis Bank Ltd.*	241	2,823

HDFC Bank Ltd.	161	5,700

IndusInd Bank Ltd.	139	2,840

Infosys Ltd.	372	3,945

Larsen & Toubro Ltd.	125	2,812

Maruti Suzuki India Ltd.	21	1,988

Reliance Industries Ltd.	285	5,174

Tata Consultancy Services Ltd.	113	3,646

Total India		28,928

Ireland – 0.2%

CRH PLC	61	1,993

Kingspan Group PLC	44	2,393

Smurfit Kappa Group PLC	49	1,485

Total Ireland		5,871

Israel – 0.1%

Nice Ltd.*	19	2,584

Teva Pharmaceutical Industries Ltd.*	51	468

Total Israel		3,052

Italy – 0.6%

Assicurazioni Generali SpA	171	3,225

Eni SpA	193	3,210

Ferrari N.V.	12	1,951

Intesa Sanpaolo SpA	975	2,089

Moncler SpA	57	2,441

Snam SpA	822	4,092

UniCredit SpA	182	2,244

Total Italy		19,252

Japan – 7.4%

Ajinomoto Co., Inc.	100	1,734

Astellas Pharma, Inc.	300	4,274

Bridgestone Corp.	100	3,937

Chugoku Electric Power Co., Inc. (The)	300	3,781

Daikin Industries Ltd.	100	13,055

Eisai Co., Ltd.	100	5,653

Hitachi Ltd.	200	7,331

Honda Motor Co., Ltd.	200	5,170

Hoya Corp.	100	7,661

Isetan Mitsukoshi Holdings Ltd.	100	811

ITOCHU Corp.	300	5,737

Japan Exchange Group, Inc.	200	3,178

Kansai Paint Co., Ltd.	100	2,097

KDDI Corp.	200	5,093

Kintetsu Group Holdings Co., Ltd.	100	4,789

Kirin Holdings Co., Ltd.	200	4,313

Koito Manufacturing Co., Ltd.	100	5,337

See Notes to Financial Statements.

72	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Global ex-Mexico Equity Fund (XMX)

June 30, 2019

Investments	Shares	Value

Komatsu Ltd.	200	$4,826

Konica Minolta, Inc.	300	2,921

Kubota Corp.	200	3,328

Mitsubishi Chemical Holdings Corp.	500	3,493

Mitsubishi Corp.	100	2,636

Mitsubishi Electric Corp.	300	3,951

Mitsubishi Gas Chemical Co., Inc.	200	2,666

Mitsubishi UFJ Financial Group, Inc.	1,100	5,227

Mizuho Financial Group, Inc.	2,500	3,622

Nagoya Railroad Co., Ltd.	100	2,767

NGK Spark Plug Co., Ltd.	100	1,877

Nikon Corp.	100	1,415

Nippon Steel Corp.	100	1,716

Nisshin Seifun Group, Inc.	200	4,565

Nomura Holdings, Inc.	700	2,465

NTT DOCOMO, Inc.	200	4,664

Odakyu Electric Railway Co., Ltd.	100	2,448

Oji Holdings Corp.	500	2,887

Olympus Corp.	500	5,550

Panasonic Corp.	300	2,499

Recruit Holdings Co., Ltd.	200	6,672

Ricoh Co., Ltd.	300	2,996

Sekisui House Ltd.	100	1,648

Seven & I Holdings Co., Ltd.	100	3,386

Shin-Etsu Chemical Co., Ltd.	100	9,314

Shiseido Co., Ltd.	100	7,538

SoftBank Group Corp.	200	9,588

Sony Corp.	100	5,242

Stanley Electric Co., Ltd.	200	4,916

Sumitomo Mitsui Financial Group, Inc.	100	3,533

Takeda Pharmaceutical Co., Ltd.	100	3,548

Tobu Railway Co., Ltd.	100	2,914

Tokio Marine Holdings, Inc.	100	5,011

Tokyo Gas Co., Ltd.	100	2,355

Toyota Motor Corp.	100	6,208

Total Japan		224,343

Malaysia – 0.1%

CIMB Group Holdings Bhd	1,100	1,432

Genting Malaysia Bhd	1,600	1,255

Total Malaysia		2,687

Netherlands – 1.0%

Akzo Nobel N.V.	39	3,670

ASML Holding N.V.	24	5,022

ING Groep N.V.	187	2,171

Koninklijke Ahold Delhaize N.V.	98	2,207

Koninklijke DSM N.V.	36	4,457

Koninklijke KPN N.V.	980	3,013

Koninklijke Philips N.V.	92	4,001

Wolters Kluwer N.V.	65	4,739

Total Netherlands		29,280
Investments	Shares	Value

Norway – 0.2%

Mowi ASA	90	$2,105

Orkla ASA	336	2,983

Yara International ASA	39	1,893

Total Norway		6,981

Poland – 0.0%

Polski Koncern Naftowy Orlen S.A.	46	1,110

Singapore – 0.4%

City Developments Ltd.	400	2,800

Genting Singapore Ltd.	1,600	1,088

Keppel Corp., Ltd.	500	2,461

Oversea-Chinese Banking Corp., Ltd.	274	2,309

Singapore Exchange Ltd.	600	3,512

Total Singapore		12,170

South Africa – 0.6%

FirstRand Ltd.	403	1,959

MTN Group Ltd.	198	1,499

MultiChoice Group Ltd.*	130	1,235

Naspers Ltd. Class N	30	7,275

Remgro Ltd.	209	2,785

Sasol Ltd.	52	1,292

Standard Bank Group Ltd.	107	1,492

Total South Africa		17,537

South Korea – 1.4%

Celltrion, Inc.*	8	1,424

Hana Financial Group, Inc.	58	1,879

Hyundai Motor Co.	18	2,182

Kakao Corp.	14	1,594

KT&G Corp.	28	2,389

LG Electronics, Inc.	25	1,717

LG Household & Health Care Ltd.	2	2,274

NAVER Corp.	18	1,777

POSCO	10	2,118

Samsung Electronics Co., Ltd.	393	15,997

Samsung Fire & Marine Insurance Co., Ltd.	8	1,857

Shinhan Financial Group Co., Ltd.	84	3,266

SK Hynix, Inc.	42	2,528

Total South Korea		41,002

Spain – 0.8%

Banco Bilbao Vizcaya Argentaria S.A.	549	3,074

Banco Santander S.A.	1,088	5,056

Enagas S.A.	124	3,314

Industria de Diseno Textil S.A.	92	2,771

Red Electrica Corp. S.A.	167	3,483

Repsol S.A.	231	3,626

Telefonica S.A.	405	3,331

Total Spain		24,655

Sweden – 0.7%

Assa Abloy AB Class B	144	3,258

Atlas Copco AB Class A	116	3,711

Castellum AB	247	4,726

See Notes to Financial Statements.

WisdomTree Trust	73

Schedule of Investments (continued)

WisdomTree Global ex-Mexico Equity Fund (XMX)

June 30, 2019

Investments	Shares	Value

Securitas AB Class B	197	$3,459

Telefonaktiebolaget LM Ericsson Class B	306	2,905

Volvo AB Class B	202	3,208

Total Sweden		21,267

Switzerland – 3.0%

ABB Ltd. Registered Shares	183	3,677

Adecco Group AG Registered Shares	54	3,249

Alcon, Inc.*	32	1,979

Cie Financiere Richemont S.A. Registered Shares	49	4,163

Credit Suisse Group AG Registered Shares*	218	2,617

Givaudan S.A. Registered Shares	2	5,653

LafargeHolcim Ltd. Registered Shares*	63	3,080

Nestle S.A. Registered Shares	207	21,456

Novartis AG Registered Shares	163	14,912

Roche Holding AG Genusschein	40	11,268

Schindler Holding AG Participation Certificate	15	3,343

Swatch Group AG (The) Registered Shares	50	2,710

Temenos AG Registered Shares*	19	3,404

UBS Group AG Registered Shares*	314	3,736

Zurich Insurance Group AG	13	4,532

Total Switzerland		89,779

Taiwan – 1.0%

China Development Financial Holding Corp.	12,000	3,659

E.Sun Financial Holding Co., Ltd.	5,005	4,190

Pegatron Corp.	1,000	1,729

Taishin Financial Holding Co., Ltd.	7,898	3,636

Taiwan Semiconductor Manufacturing Co., Ltd.	2,000	15,390

United Microelectronics Corp.	5,000	2,245

Total Taiwan		30,849

Thailand – 0.1%

PTT Global Chemical PCL NVDR	1,100	2,296

United Kingdom – 5.7%

Anglo American PLC	151	4,313

AstraZeneca PLC	93	7,620

Babcock International Group PLC	289	1,685

BAE Systems PLC	337	2,125

Barclays PLC	1,229	2,343

BP PLC	1,212	8,462

British American Tobacco PLC	161	5,633

BT Group PLC	767	1,918

Bunzl PLC	107	2,828

Carnival PLC	50	2,214

Centrica PLC	785	877

Cobham PLC*	1,474	1,999

Compass Group PLC	190	4,563

Diageo PLC	166	7,149

Fiat Chrysler Automobiles N.V.	92	1,285

GlaxoSmithKline PLC	315	6,321

Hays PLC	1,044	2,087

HSBC Holdings PLC	1,175	9,824

Imperial Brands PLC	82	1,927

Intertek Group PLC	56	3,921
Investments	Shares	Value

ITV PLC	1,130	$1,553

Kingfisher PLC	683	1,868

Land Securities Group PLC	253	2,683

Linde PLC	57	11,446

Lloyds Banking Group PLC	5,059	3,644

Melrose Industries PLC	849	1,954

National Grid PLC	397	4,223

Pennon Group PLC	246	2,326

Prudential PLC	232	5,067

Reckitt Benckiser Group PLC	54	4,271

Rentokil Initial PLC	678	3,430

Rio Tinto PLC	73	4,534

Royal Dutch Shell PLC Class A	341	11,164

Royal Dutch Shell PLC Class B	211	6,931

Smith & Nephew PLC	181	3,928

St. James’s Place PLC	228	3,186

Standard Chartered PLC	442	4,018

TechnipFMC PLC	87	2,239

Unilever N.V. CVA	108	6,587

Unilever PLC	96	5,980

Vodafone Group PLC	1,845	3,037

Total United Kingdom		173,163

United States – 57.5%

3M Co.	37	6,414

Abbott Laboratories	124	10,428

AbbVie, Inc.	103	7,490

ABIOMED, Inc.*	4	1,042

Activision Blizzard, Inc.	62	2,926

Adobe, Inc.*	38	11,197

AES Corp.	172	2,883

Aflac, Inc.	78	4,275

Agilent Technologies, Inc.	48	3,584

Air Products & Chemicals, Inc.	26	5,886

Akamai Technologies, Inc.*	31	2,484

Alexion Pharmaceuticals, Inc.*	21	2,751

Align Technology, Inc.*	8	2,190

Alliant Energy Corp.	81	3,975

Allstate Corp. (The)	35	3,559

Alphabet, Inc. Class A*	21	22,739

Alphabet, Inc. Class C*	18	19,456

Altria Group, Inc.	118	5,587

Amazon.com, Inc.*	29	54,915

American Airlines Group, Inc.	61	1,989

American Express Co.	50	6,172

American International Group, Inc.	71	3,783

American Tower Corp.	34	6,951

AmerisourceBergen Corp.	26	2,217

Amgen, Inc.	45	8,293

Anadarko Petroleum Corp.	46	3,246

Analog Devices, Inc.	42	4,741

ANSYS, Inc.*	24	4,916

Anthem, Inc.	20	5,644

Apache Corp.	52	1,506

See Notes to Financial Statements.

74	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Global ex-Mexico Equity Fund (XMX)

June 30, 2019

Investments	Shares	Value

Apple, Inc.	284	$56,209

Applied Materials, Inc.	78	3,503

Archer-Daniels-Midland Co.	62	2,530

Arista Networks, Inc.*	8	2,077

Arrow Electronics, Inc.*	46	3,278

Arthur J. Gallagher & Co.	52	4,555

Aspen Technology, Inc.*	34	4,226

AT&T, Inc.	470	15,750

Autodesk, Inc.*	27	4,398

Automatic Data Processing, Inc.	35	5,787

AvalonBay Communities, Inc.	22	4,470

Baker Hughes a GE Co.	42	1,034

Bank of America Corp.	584	16,936

Bank of New York Mellon Corp. (The)	79	3,488

Baxter International, Inc.	61	4,996

Becton, Dickinson and Co.	28	7,056

Berkshire Hathaway, Inc. Class B*	100	21,317

Biogen, Inc.*	15	3,508

Blackbaud, Inc.	21	1,754

BlackRock, Inc.	7	3,285

Boeing Co. (The)	33	12,012

Booking Holdings, Inc.*	3	5,624

Boston Scientific Corp.*	132	5,673

Bristol-Myers Squibb Co.	117	5,306

Broadcom, Inc.	27	7,772

BWX Technologies, Inc.	55	2,866

Cabot Oil & Gas Corp.	55	1,263

Capital One Financial Corp.	47	4,265

Cardinal Health, Inc.	42	1,978

CarMax, Inc.*	32	2,779

Caterpillar, Inc.	42	5,724

CBS Corp. Class B Non-Voting Shares	45	2,246

CDW Corp.	36	3,996

Celgene Corp.*	54	4,992

CenturyLink, Inc.	110	1,294

Charles Schwab Corp. (The)	92	3,697

Charter Communications, Inc. Class A*	14	5,533

Chemours Co. (The)	38	912

Chevron Corp.	118	14,684

Chipotle Mexican Grill, Inc.*	2	1,466

Church & Dwight Co., Inc.	56	4,091

Cigna Corp.	36	5,672

Cimarex Energy Co.	20	1,187

Cisco Systems, Inc.	281	15,379

CIT Group, Inc.	65	3,415

Citigroup, Inc.	161	11,275

Citizens Financial Group, Inc.	77	2,723

Citrix Systems, Inc.	36	3,533

CME Group, Inc.	24	4,659

Coca-Cola Co. (The)	245	12,475

Cognizant Technology Solutions Corp. Class A	39	2,472

Colgate-Palmolive Co.	60	4,300

Comcast Corp. Class A	287	12,134

Comerica, Inc.	39	2,833
Investments	Shares	Value

Conagra Brands, Inc.	68	$1,803

Concho Resources, Inc.	18	1,857

ConocoPhillips	81	4,941

Constellation Brands, Inc. Class A	14	2,757

Corning, Inc.	122	4,054

Corteva, Inc.*	53	1,567

Costco Wholesale Corp.	29	7,664

Crown Castle International Corp.	38	4,953

CSX Corp.	68	5,261

Cummins, Inc.	19	3,255

CVS Health Corp.	108	5,885

D.R. Horton, Inc.	71	3,062

Danaher Corp.	45	6,431

DaVita, Inc.*	31	1,744

Deere & Co.	25	4,143

Dell Technologies, Inc. Class C*	33	1,676

Delta Air Lines, Inc.	66	3,746

Dentsply Sirona, Inc.	46	2,685

Devon Energy Corp.	68	1,939

DexCom, Inc.*	11	1,648

Digital Realty Trust, Inc.	18	2,120

Dollar General Corp.	35	4,731

Dollar Tree, Inc.*	26	2,792

Dominion Energy, Inc.	69	5,335

Dover Corp.	38	3,808

Dow, Inc.*	53	2,613

Duke Energy Corp.	65	5,736

DuPont de Nemours, Inc.	53	3,979

DXC Technology Co.	29	1,599

E*TRADE Financial Corp.	53	2,364

Eaton Vance Corp.	68	2,933

eBay, Inc.	91	3,595

Edwards Lifesciences Corp.*	18	3,325

Electronic Arts, Inc.*	27	2,734

Eli Lilly & Co.	66	7,312

Emerson Electric Co.	70	4,670

EOG Resources, Inc.	38	3,540

EPR Properties	47	3,506

Equinix, Inc.	9	4,539

Estee Lauder Cos., Inc. (The) Class A	21	3,845

Evergy, Inc.	58	3,489

Exelon Corp.	115	5,513

Expeditors International of Washington, Inc.	51	3,869

Exxon Mobil Corp.	267	20,460

F5 Networks, Inc.*	21	3,058

Facebook, Inc. Class A*	161	31,073

FedEx Corp.	19	3,120

Fifth Third Bancorp	123	3,432

First Republic Bank	28	2,734

FirstEnergy Corp.	80	3,425

FleetCor Technologies, Inc.*	14	3,932

Ford Motor Co.	339	3,468

Fox Corp. Class A	34	1,246

Freeport-McMoRan, Inc.	166	1,927

See Notes to Financial Statements.

WisdomTree Trust	75

Schedule of Investments (continued)

WisdomTree Global ex-Mexico Equity Fund (XMX)

June 30, 2019

Investments	Shares	Value

Gartner, Inc.*	25	$4,024

General Dynamics Corp.	23	4,182

General Electric Co.	530	5,565

General Motors Co.	99	3,814

Gentex Corp.	116	2,855

Genuine Parts Co.	37	3,832

Gilead Sciences, Inc.	90	6,080

Goldman Sachs Group, Inc. (The)	24	4,910

Halliburton Co.	75	1,706

Hartford Financial Services Group, Inc. (The)	55	3,065

Hasbro, Inc.	20	2,114

HCA Healthcare, Inc.	20	2,703

Healthcare Realty Trust, Inc.	120	3,758

HEICO Corp. Class A	21	2,171

Hess Corp.	48	3,051

Hewlett Packard Enterprise Co.	154	2,302

Hexcel Corp.	47	3,801

Home Depot, Inc. (The)	77	16,014

Honeywell International, Inc.	48	8,380

HP, Inc.	142	2,952

Humana, Inc.	13	3,449

Huntington Bancshares, Inc.	211	2,916

IAC/InterActiveCorp*	11	2,393

Illumina, Inc.*	15	5,522

Incyte Corp.*	20	1,699

Intel Corp.	289	13,834

Intercontinental Exchange, Inc.	45	3,867

International Business Machines Corp.	56	7,722

International Paper Co.	57	2,469

Intuit, Inc.	30	7,840

Intuitive Surgical, Inc.*	10	5,246

IQVIA Holdings, Inc.*	22	3,540

J.M. Smucker Co. (The)	24	2,765

Jack Henry & Associates, Inc.	24	3,214

Jacobs Engineering Group, Inc.	28	2,363

Johnson & Johnson	173	24,095

JPMorgan Chase & Co.	212	23,702

KeyCorp	150	2,663

Kimberly-Clark Corp.	35	4,665

Kinder Morgan, Inc.	169	3,529

Kraft Heinz Co. (The)	38	1,180

Kroger Co. (The)	78	1,693

Lam Research Corp.	13	2,442

Lear Corp.	16	2,228

Lincoln National Corp.	41	2,642

LKQ Corp.*	94	2,501

Lockheed Martin Corp.	17	6,180

Lowe’s Cos., Inc.	63	6,357

M&T Bank Corp.	18	3,061

Marathon Petroleum Corp.	46	2,570

MarketAxess Holdings, Inc.	8	2,571

Marriott International, Inc. Class A	34	4,770

Masco Corp.	77	3,021

MasterCard, Inc. Class A	64	16,930
Investments	Shares	Value

Maxim Integrated Products, Inc.	53	$3,170

McCormick & Co., Inc. Non-Voting Shares	21	3,255

McDonald’s Corp.	50	10,383

McKesson Corp.	19	2,553

Merck & Co., Inc.	161	13,500

MetLife, Inc.	79	3,924

Mettler-Toledo International, Inc.*	5	4,200

MGM Resorts International	74	2,114

Microchip Technology, Inc.(b)	30	2,601

Micron Technology, Inc.*	84	3,242

Microsoft Corp.	502	67,248

Mohawk Industries, Inc.*	14	2,065

Mondelez International, Inc. Class A	112	6,037

Moody’s Corp.	23	4,492

Morgan Stanley	95	4,162

MSCI, Inc.	21	5,015

National Retail Properties, Inc.	72	3,817

Netflix, Inc.*	30	11,020

Newmont Goldcorp Corp.	52	2,000

NextEra Energy, Inc.	43	8,809

NIKE, Inc. Class B	101	8,479

Norfolk Southern Corp.	26	5,183

Northrop Grumman Corp.	13	4,200

Nucor Corp.	46	2,535

NVIDIA Corp.	44	7,226

O’Reilly Automotive, Inc.*	8	2,955

Occidental Petroleum Corp.	60	3,017

Omnicom Group, Inc.	40	3,278

Oracle Corp.	178	10,141

PayPal Holdings, Inc.*	90	10,301

People’s United Financial, Inc.	198	3,322

PepsiCo, Inc.	96	12,589

Pfizer, Inc.	365	15,812

Philip Morris International, Inc.	92	7,225

Phillips 66	39	3,648

Pinnacle West Capital Corp.	39	3,670

Pioneer Natural Resources Co.	18	2,769

PNC Financial Services Group, Inc. (The)	38	5,217

Pool Corp.	16	3,056

Portland General Electric Co.	74	4,009

PPG Industries, Inc.	40	4,668

PPL Corp.	82	2,543

Principal Financial Group, Inc.	46	2,664

Procter & Gamble Co. (The)	164	17,983

Progressive Corp. (The)	58	4,636

Prologis, Inc.	73	5,847

Prudential Financial, Inc.	40	4,040

Public Service Enterprise Group, Inc.	70	4,117

Public Storage	18	4,287

QUALCOMM, Inc.	84	6,390

Qurate Retail, Inc.*	93	1,152

Raytheon Co.	25	4,347

Realty Income Corp.	52	3,586

Red Hat, Inc.*	18	3,380

See Notes to Financial Statements.

76	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Global ex-Mexico Equity Fund (XMX)

June 30, 2019

Investments	Shares	Value

Regency Centers Corp.	50	$3,337

Regeneron Pharmaceuticals, Inc.*	7	2,191

Regions Financial Corp.	199	2,973

Resideo Technologies, Inc.*	45	986

Rockwell Automation, Inc.	20	3,277

Roper Technologies, Inc.	16	5,860

Ross Stores, Inc.	40	3,965

S&P Global, Inc.	25	5,695

salesforce.com, Inc.*	61	9,256

Sempra Energy	34	4,673

Service Corp. International	77	3,602

ServiceNow, Inc.*	14	3,844

Sherwin-Williams Co. (The)	11	5,041

Silicon Laboratories, Inc.*	27	2,792

Simon Property Group, Inc.	28	4,473

Snap-on, Inc.	14	2,319

Southwest Airlines Co.	50	2,539

Southwest Gas Holdings, Inc.	31	2,778

Splunk, Inc.*	20	2,515

Square, Inc. Class A*	36	2,611

Starbucks Corp.	89	7,461

State Street Corp.	38	2,130

Stryker Corp.	26	5,345

SunTrust Banks, Inc.	60	3,771

Synchrony Financial	70	2,427

Synopsys, Inc.*	44	5,662

Sysco Corp.	45	3,182

T. Rowe Price Group, Inc.	37	4,059

Target Corp.	50	4,331

Tesla, Inc.*(b)	10	2,235

Texas Instruments, Inc.	65	7,459

Thermo Fisher Scientific, Inc.	30	8,810

Tractor Supply Co.	25	2,720

Travelers Cos., Inc. (The)	23	3,439

Twitter, Inc.*	53	1,850

U.S. Bancorp	87	4,559

Union Pacific Corp.	51	8,625

United Continental Holdings, Inc.*	20	1,751

United Parcel Service, Inc. Class B	42	4,337

United Technologies Corp.	58	7,552

UnitedHealth Group, Inc.	61	14,885

Unum Group	64	2,147

Valero Energy Corp.	43	3,681

Ventas, Inc.	52	3,554

Verizon Communications, Inc.	257	14,682

Vertex Pharmaceuticals, Inc.*	25	4,585

Visa, Inc. Class A	120	20,826

Vulcan Materials Co.	20	2,746

W.W. Grainger, Inc.	7	1,878

Wabtec Corp.	12	861

Walgreens Boots Alliance, Inc.	51	2,788

Walmart, Inc.	84	9,281

Walt Disney Co. (The)	126	17,595

Wells Fargo & Co.	249	11,783
Investments	Shares	Value

Welltower, Inc.	55	$4,484

Western Digital Corp.	29	1,379

Weyerhaeuser Co.	108	2,845

Workday, Inc. Class A*	12	2,467

Wynn Resorts Ltd.	13	1,612

Zimmer Biomet Holdings, Inc.	21	2,473

Zions Bancorp NA	68	3,127

Zoetis, Inc.	52	5,901

Total United States		1,737,328
TOTAL COMMON STOCKS (Cost: $3,092,905)		2,962,220

RIGHTS – 0.0%

Spain – 0.0%

Repsol S.A., expiring 7/9/19*
(Cost: $131)	231	128

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%

United States – 0.2%

State Street Navigator Securities Lending Government Money Market Portfolio, 2.36%(c)
(Cost: $5,495)(d)	5,495	5,495

TOTAL INVESTMENTS IN SECURITIES – 98.3% (Cost: $3,098,531)		2,967,843

Other Assets less Liabilities – 1.7%		51,146

NET ASSETS – 100.0%		$3,018,989

*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Security, or portion thereof, was on loan at June 30, 2019 (See Note 2).

(c)	Rate shown represents annualized 7-day yield as of June 30, 2019.

(d)

At June 30, 2019, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $7,634 and the total market value of the collateral held by the Fund was $7,895. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $2,400.

CVA – Certificaten Van Aandelen (Certificate of Stock)

NVDR – Non-Voting Depositary Receipt

See Notes to Financial Statements.

WisdomTree Trust	77

Schedule of Investments

WisdomTree ICBCCS S&P China 500 Fund (WCHN)

June 30, 2019

Investments	Shares	Value

COMMON STOCKS – 99.0%

China – 99.0%

Aerospace & Defense – 0.6%

AECC Aero-Engine Control Co., Ltd. Class A	3,000	$5,853

AECC Aviation Power Co., Ltd. Class A	6,800	22,484

AVIC Aircraft Co., Ltd. Class A	9,000	20,638

AVIC Electromechanical Systems Co., Ltd. Class A	9,000	9,015

AVIC Helicopter Co., Ltd. Class A	2,900	17,320

AVIC Shenyang Aircraft Co., Ltd. Class A*	2,200	9,299

AviChina Industry & Technology Co., Ltd. Class H	17,222	9,413

China Aerospace Times Electronics Co., Ltd. Class A*	12,000	10,763

China Avionics Systems Co., Ltd. Class A	3,000	6,482

China Spacesat Co., Ltd. Class A	4,500	14,774

Total Aerospace & Defense		126,041

Air Freight & Logistics – 0.4%

CMST Development Co., Ltd. Class A	6,000	5,006

SF Holding Co., Ltd. Class A	4,000	19,778

Sinotrans Ltd. Class A*	8,300	5,789

STO Express Co., Ltd. Class A	2,000	7,262

YTO Express Group Co., Ltd. Class A	2,200	3,949

ZTO Express Cayman, Inc. ADR	2,628	50,247

Total Air Freight & Logistics		92,031

Airlines – 0.8%

Air China Ltd. Class A	14,100	19,647

Air China Ltd. Class H	24,342	24,552

China Eastern Airlines Corp., Ltd. Class A	34,500	31,495

China Eastern Airlines Corp., Ltd. Class H*	4,244	2,504

China Southern Airlines Co., Ltd. Class A	21,500	24,166

China Southern Airlines Co., Ltd. Class H	24,342	16,950

Hainan Airlines Holding Co., Ltd. Class A*	81,500	24,088

Juneyao Airlines Co., Ltd. Class A*	3,300	6,294

Spring Airlines Co., Ltd. Class A	1,700	11,138

Total Airlines		160,834

Auto Components – 0.4%

Fuyao Glass Industry Group Co., Ltd. Class A	9,700	32,101

Fuyao Glass Industry Group Co., Ltd. Class H(a)	6,000	18,624

Huayu Automotive Systems Co., Ltd. Class A	9,500	29,877

Total Auto Components		80,602

Automobiles – 1.3%

BYD Co., Ltd. Class A	5,900	43,570

BYD Co., Ltd. Class H(b)	3,676	22,185

Geely Automobile Holdings Ltd.	42,880	73,328

Great Wall Motor Co., Ltd. Class A	6,300	7,586

Great Wall Motor Co., Ltd. Class H(b)	29,644	21,211

Guangzhou Automobile Group Co., Ltd. Class A	1,825	2,904

Guangzhou Automobile Group Co., Ltd. Class H	29,151	31,119

SAIC Motor Corp., Ltd. Class A	21,000	77,967

Total Automobiles		279,870

Banks – 16.0%

Agricultural Bank of China Ltd. Class A	241,100	126,372

Agricultural Bank of China Ltd. Class H	185,000	77,434
Investments	Shares	Value

Bank of China Ltd. Class A	153,300	$83,477

Bank of China Ltd. Class H	509,182	215,078

Bank of Communications Co., Ltd. Class A	134,700	120,024

Bank of Communications Co., Ltd. Class H	145,476	110,422

China CITIC Bank Corp., Ltd. Class A	21,100	18,340

China CITIC Bank Corp., Ltd. Class H	77,827	44,330

China Construction Bank Corp. Class A	44,300	47,987

China Construction Bank Corp. Class H	723,173	622,970

China Merchants Bank Co., Ltd. Class A	105,000	550,049

China Merchants Bank Co., Ltd. Class H	24,269	120,996

China Minsheng Banking Corp., Ltd. Class A	214,140	197,980

China Minsheng Banking Corp., Ltd. Class H	46,200	31,993

Industrial & Commercial Bank of China Ltd. Class A	148,100	127,005

Industrial & Commercial Bank of China Ltd. Class H	505,587	368,876

Industrial Bank Co., Ltd. Class A	106,300	283,073

Shanghai Pudong Development Bank Co., Ltd. Class A	115,900	197,096

Total Banks		3,343,502

Beverages – 3.9%

China Resources Beer Holdings Co., Ltd.	9,880	46,918

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd. Class A	4,500	79,644

Kweichow Moutai Co., Ltd. Class A	2,700	386,821

Luzhou Laojiao Co., Ltd. Class A	5,300	62,373

Shanxi Xinghuacun Fen Wine Factory Co., Ltd. Class A	1,700	17,091

Tsingtao Brewery Co., Ltd. Class A	2,900	21,082

Tsingtao Brewery Co., Ltd. Class H	2,000	12,736

Wuliangye Yibin Co., Ltd. Class A	11,200	192,339

Total Beverages		819,004

Biotechnology – 0.7%

3SBio, Inc.(a)(b)	9,411	16,166

BeiGene Ltd. ADR*	357	44,250

Beijing SL Pharmaceutical Co., Ltd. Class A	3,000	10,291

Beijing Tiantan Biological Products Corp., Ltd. Class A	2,004	7,367

China Biologic Products Holdings, Inc.*(b)	195	18,584

Hualan Biological Engineering, Inc. Class A	6,600	29,299

Jinyu Bio-Technology Co., Ltd. Class A	6,330	14,460

Shanghai RAAS Blood Products Co., Ltd. Class A*	8,800	8,905

Total Biotechnology		149,322

Building Products – 0.1%

Beijing New Building Materials PLC Class A	6,000	15,838

Capital Markets – 1.0%

CITIC Securities Co., Ltd. Class A	53,300	184,773

CITIC Securities Co., Ltd. Class H*	15,356	31,999

Total Capital Markets		216,772

Chemicals – 1.6%

China Hainan Rubber Industry Group Co., Ltd. Class A	6,700	5,023

ENN Ecological Holdings Co., Ltd. Class A	3,200	4,869

Hengli Petrochemical Co., Ltd. Class A	6,720	11,897

Hengyi Petrochemical Co., Ltd. Class A	7,620	15,155

See Notes to Financial Statements.

78	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree ICBCCS S&P China 500 Fund (WCHN)

June 30, 2019

Investments	Shares	Value

Huapont Life Sciences Co., Ltd. Class A	7,800	$5,519

Inner Mongolia Junzheng Energy & Chemical Industry Group Co., Ltd. Class A	19,800	9,484

Kangde Xin Composite Material Group Co., Ltd. Class A	15,700	7,383

Kingenta Ecological Engineering Group Co., Ltd. Class A*	9,300	4,929

Kingfa Sci & Tech Co., Ltd. Class A	10,500	7,491

Lomon Billions Group Co., Ltd. Class A	3,300	7,125

Luxi Chemical Group Co., Ltd. Class A	7,500	11,881

Ningbo Shanshan Co., Ltd. Class A	4,500	6,978

North Huajin Chemical Industries Co., Ltd. Class A	6,000	5,591

Qinghai Salt Lake Industry Co., Ltd. Class A*	10,500	9,417

Rongsheng Petro Chemical Co., Ltd. Class A	9,000	15,803

Shandong Hualu Hengsheng Chemical Co., Ltd. Class A	8,000	17,309

Sichuan Hebang Biotechnology Co., Ltd. Class A*	21,300	5,892

Sinopec Shanghai Petrochemical Co., Ltd. Class A	13,500	10,142

Sinopec Shanghai Petrochemical Co., Ltd. Class H	30,000	11,904

Tangshan Sanyou Chemical Industries Co., Ltd. Class A	6,300	5,192

Tianqi Lithium Corp. Class A	4,500	16,563

Tongkun Group Co., Ltd. Class A	6,180	13,956

Transfar Zhilian Co., Ltd. Class A	3,000	3,289

Wanhua Chemical Group Co., Ltd. Class A	9,100	56,694

Xinjiang Zhongtai Chemical Co., Ltd. Class A	9,000	10,431

Xinyangfeng Agricultural Technology Co., Ltd. Class A	4,000	6,249

YanAn Bicon Pharmaceutical Listed Co. Class A	1,000	2,533

Zhejiang Juhua Co., Ltd. Class A	6,790	7,029

Zhejiang Longsheng Group Co., Ltd. Class A	16,500	37,885

Zhejiang Runtu Co., Ltd. Class A	3,150	5,715

Zibo Qixiang Tengda Chemical Co., Ltd. Class A	3,700	4,175

Total Chemicals		343,503

Commercial Services & Supplies – 0.3%

China Everbright International Ltd.	17,120	15,800

Country Garden Services Holdings Co., Ltd.	7,533	17,414

Jihua Group Corp., Ltd. Class A	10,500	5,977

Shanghai M&G Stationery, Inc. Class A	2,000	12,804

Tus-Sound Environmental Resources Co., Ltd. Class A	5,780	9,922

Total Commercial Services & Supplies		61,917

Communications Equipment – 0.7%

Fiberhome Telecommunication Technologies Co., Ltd. Class A	3,700	15,008

Guangzhou Haige Communications Group, Inc. Co. Class A	9,400	13,056

Hengtong Optic-electric Co., Ltd. Class A	8,200	20,010

ZTE Corp. Class A*	16,400	77,675

ZTE Corp. Class H*	6,000	17,318

Total Communications Equipment		143,067

Construction & Engineering – 2.2%

Beijing Orient Landscape & Environment Co., Ltd. Class A	9,000	7,862

China CAMC Engineering Co., Ltd. Class A	2,300	3,841
Investments	Shares	Value

China Communications Construction Co., Ltd. Class A	9,300	$15,328

China Communications Construction Co., Ltd. Class H	41,467	37,101

China Gezhouba Group Co., Ltd. Class A*	19,500	17,688

China National Chemical Engineering Co., Ltd. Class A	12,200	10,693

China Nuclear Engineering Corp., Ltd. Class A	3,300	3,738

China Railway Construction Corp., Ltd. Class A	28,500	41,288

China Railway Construction Corp., Ltd. Class H	15,000	18,394

China Railway Group Ltd. Class A	45,000	42,718

China Railway Group Ltd. Class H	30,000	22,810

China Railway Hi-tech Industry Co., Ltd. Class A	4,800	8,086

China State Construction Engineering Corp., Ltd. Class A	131,180	109,821

China State Construction International Holdings Ltd.	13,756	14,121

Jiangsu Zhongnan Construction Group Co., Ltd. Class A	12,000	15,130

Metallurgical Corp. of China Ltd. Class A	28,800	12,747

Power Construction Corp. of China Ltd. Class A	31,000	23,876

Shanghai Construction Group Co., Ltd. Class A	36,500	19,982

Shanghai Tunnel Engineering Co., Ltd. Class A	12,400	11,392

Suzhou Gold Mantis Construction Decoration Co., Ltd. Class A	9,500	14,261

Total Construction & Engineering		450,877

Construction Materials – 1.3%

Anhui Conch Cement Co., Ltd. Class A	14,600	88,217

Anhui Conch Cement Co., Ltd. Class H	9,762	61,165

BBMG Corp. Class A	22,500	12,318

BBMG Corp. Class H(b)	15,000	4,819

Beijing Oriental Yuhong Waterproof Technology Co., Ltd. Class A	7,419	24,477

China Jushi Co., Ltd. Class A	15,220	21,118

China National Building Material Co., Ltd. Class H	17,533	15,373

China Resources Cement Holdings Ltd.	4,244	4,112

China West Construction Group Co., Ltd. Class A	2,200	3,568

CSG Holding Co., Ltd. Class A	14,195	8,598

Huaxin Cement Co., Ltd. Class A	4,340	12,795

Jilin Yatai Group Co., Ltd. Class A	10,800	5,110

Sichuan Shuangma Cement Co., Ltd. Class A*	1,800	4,191

Tangshan Jidong Cement Co., Ltd. Class A	3,300	8,461

Total Construction Materials		274,322

Containers & Packaging – 0.1%

ORG Technology Co., Ltd. Class A	7,800	5,304

Shenzhen Jinjia Group Co., Ltd. Class A	6,000	10,841

Total Containers & Packaging		16,145

Diversified Consumer Services – 0.8%

New Oriental Education & Technology Group, Inc. ADR*	783	75,622

TAL Education Group ADR*	2,487	94,755

Total Diversified Consumer Services		170,377

Electrical Equipment – 1.1%

China XD Electric Co., Ltd. Class A	12,200	6,572

See Notes to Financial Statements.

WisdomTree Trust	79

Schedule of Investments (continued)

WisdomTree ICBCCS S&P China 500 Fund (WCHN)

June 30, 2019

Investments	Shares	Value

Dongfang Electric Corp., Ltd. Class A*	7,500	$11,597

Fangda Carbon New Material Co., Ltd. Class A*	12,367	22,129

Fullshare Holdings Ltd.*	58,382	3,624

Guangdong LY Intelligent Manufacturing Co., Ltd. Class A*	6,900	5,957

Guoxuan High-Tech Co., Ltd. Class A	4,500	8,590

Hongfa Technology Co., Ltd. Class A	4,280	15,143

Jiangsu Zhongtian Technology Co., Ltd. Class A	13,500	18,024

NARI Technology Co., Ltd. Class A	10,500	28,496

Shanghai Electric Group Co., Ltd. Class A	25,500	19,974

Shanghai Electric Group Co., Ltd. Class H	1,413	512

TBEA Co., Ltd. Class A	22,500	23,751

Xinjiang Goldwind Science & Technology Co., Ltd. Class A	12,400	22,441

Xinjiang Goldwind Science & Technology Co., Ltd. Class H(b)	4,756	5,199

Zhejiang Chint Electrics Co., Ltd. Class A	5,300	17,818

Zhuzhou CRRC Times Electric Co., Ltd. Class H	4,500	23,702

Total Electrical Equipment		233,529

Electronic Equipment, Instruments & Components – 2.3%

AAC Technologies Holdings, Inc.	3,676	20,868

AVIC Jonhon Optronic Technology Co., Ltd. Class A	3,250	15,833

BOE Technology Group Co., Ltd. Class A	175,300	87,799

Foxconn Industrial Internet Co., Ltd. Class A	7,800	13,685

GoerTek, Inc. Class A	12,700	16,438

Hangzhou Hikvision Digital Technology Co., Ltd. Class A	20,600	82,720

Kingboard Holdings Ltd.	3,676	10,234

Luxshare Precision Industry Co., Ltd. Class A	13,320	48,076

NAURA Technology Group Co., Ltd. Class A	1,000	10,083

OFILM Group Co., Ltd. Class A	12,100	13,812

Shengyi Technology Co., Ltd. Class A	6,800	14,900

Shennan Circuits Co., Ltd. Class A	360	5,342

Sunny Optical Technology Group Co., Ltd.	4,500	46,483

Suzhou Dongshan Precision Manufacturing Co., Ltd. Class A	6,000	12,728

Tianma Microelectronics Co., Ltd. Class A	6,400	12,524

Tunghsu Optoelectronic Technology Co., Ltd. Class A	25,700	19,233

Unigroup Guoxin Microelectronics Co., Ltd. Class A	2,200	14,129

Unisplendour Corp., Ltd. Class A	2,380	9,443

Westone Information Industry, Inc. Class A	3,300	11,747

Zhejiang Dahua Technology Co., Ltd. Class A	9,300	19,661

Total Electronic Equipment, Instruments & Components		485,738

Entertainment – 0.6%

NetEase, Inc. ADR	480	122,770

Food & Staples Retailing – 0.3%

Sun Art Retail Group Ltd.	20,731	19,636

Yonghui Superstores Co., Ltd. Class A	22,800	33,893

Total Food & Staples Retailing		53,529

Food Products – 2.4%

China Mengniu Dairy Co., Ltd.*	18,644	72,190

Dali Foods Group Co., Ltd.(a)	15,000	9,965

Foshan Haitian Flavouring & Food Co., Ltd. Class A	3,200	48,920
Investments	Shares	Value

Guangdong Haid Group Co., Ltd. Class A	4,500	$20,245

Henan Shuanghui Investment & Development Co., Ltd. Class A	6,500	23,555

Inner Mongolia Yili Industrial Group Co., Ltd. Class A	31,320	152,352

Muyuan Foodstuff Co., Ltd. Class A	3,940	33,725

New Hope Liuhe Co., Ltd. Class A	14,000	35,406

Tingyi Cayman Islands Holding Corp.	7,071	11,802

Want Want China Holdings Ltd.	46,707	37,964

WH Group Ltd.(a)	62,722	63,585

Total Food Products		509,709

Gas Utilities – 0.5%

Beijing Enterprises Holdings Ltd.	1,769	8,990

China Gas Holdings Ltd.	18,000	66,931

China Resources Gas Group Ltd.	6,244	30,970

Total Gas Utilities		106,891

Health Care Equipment & Supplies – 0.1%

Jiangsu Yuyue Medical Equipment & Supply Co., Ltd. Class A	4,500	16,131

Shandong Weigao Group Medical Polymer Co., Ltd. Class H	13,658	12,377

Total Health Care Equipment & Supplies		28,508

Health Care Providers & Services – 0.7%

China National Accord Medicines Corp., Ltd. Class A	700	4,263

China Reform Health Management and Services Group Co., Ltd. Class A*	3,300	8,245

Huadong Medicine Co., Ltd. Class A	5,400	20,410

Jointown Pharmaceutical Group Co., Ltd. Class A	4,500	8,098

Meinian Onehealth Healthcare Holdings Co., Ltd. Class A	11,180	20,250

Shanghai Pharmaceuticals Holding Co., Ltd. Class A	7,500	19,819

Shanghai Pharmaceuticals Holding Co., Ltd. Class H	5,376	10,570

Sinopharm Group Co., Ltd. Class H	8,658	30,476

Topchoice Medical Investment Corp. Class A*	1,200	15,478

Total Health Care Providers & Services		137,609

Health Care Technology – 0.1%

Ping An Healthcare and Technology Co., Ltd.*(a)(b)	3,213	13,387

Hotels, Restaurants & Leisure – 1.3%

China International Travel Service Corp., Ltd. Class A	5,200	67,117

Haidilao International Holding Ltd.(a)	5,000	20,896

Huazhu Group Ltd. ADR	828	30,015

Shenzhen Overseas Chinese Town Co., Ltd. Class A	22,500	22,767

Yum China Holdings, Inc.	2,789	128,852

Total Hotels, Restaurants & Leisure		269,647

Household Durables – 2.7%

Gree Electric Appliances, Inc. of Zhuhai Class A	29,800	238,633

Haier Electronics Group Co., Ltd.*	11,364	31,419

Haier Smart Home Co., Ltd. Class A	24,700	62,179

Midea Group Co., Ltd. Class A	28,951	218,602

Oppein Home Group, Inc. Class A	200	3,134

Zhejiang Supor Co., Ltd. Class A	900	9,936

Total Household Durables		563,903

See Notes to Financial Statements.

80	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree ICBCCS S&P China 500 Fund (WCHN)

June 30, 2019

Investments	Shares	Value

Independent Power & Renewable Electricity Producers – 1.8%

CGN Power Co., Ltd. Class H(a)	75,000	$20,640

China National Nuclear Power Co., Ltd. Class A	30,300	24,528

China Resources Power Holdings Co., Ltd.	5,658	8,256

China Yangtze Power Co., Ltd. Class A*	53,300	138,909

Datang International Power Generation Co., Ltd. Class A	14,000	6,299

GD Power Development Co., Ltd. Class A	77,000	28,476

Huadian Power International Corp., Ltd. Class A	19,800	10,868

Huaneng Power International, Inc. Class A	27,870	25,280

Huaneng Power International, Inc. Class H	30,000	17,664

Hubei Energy Group Co., Ltd. Class A	13,800	8,720

SDIC Power Holdings Co., Ltd. Class A	23,200	26,246

Shanghai Electric Power Co., Ltd. Class A	6,000	7,583

Shenergy Co., Ltd. Class A	16,500	14,438

Shenzhen Energy Group Co., Ltd. Class A	7,500	6,770

Sichuan Chuantou Energy Co., Ltd. Class A	15,500	20,085

Zhejiang Zheneng Electric Power Co., Ltd. Class A	21,300	13,707

Total Independent Power & Renewable Electricity Producers		378,469

Industrial Conglomerates – 0.4%

China Baoan Group Co., Ltd. Class A	13,500	11,223

CITIC Ltd.	48,818	70,361

Shanghai Industrial Holdings Ltd.	707	1,533

Total Industrial Conglomerates		83,117

Insurance – 7.9%

China Life Insurance Co., Ltd. Class A	10,200	42,058

China Life Insurance Co., Ltd. Class H	48,644	119,796

China Pacific Insurance Group Co., Ltd. Class A	24,566	130,586

China Pacific Insurance Group Co., Ltd. Class H	17,236	67,400

People’s Insurance Co. Group of China Ltd. (The) Class A*	6,500	8,981

People’s Insurance Co. Group of China Ltd. (The) Class H	47,000	18,349

Ping An Insurance Group Co. of China Ltd. Class A	66,100	852,776

Ping An Insurance Group Co. of China Ltd. Class H	34,031	408,590

Total Insurance		1,648,536

Interactive Media & Services – 9.1%

Baidu, Inc. ADR*	1,887	221,458

Tencent Holdings Ltd.	36,902	1,665,491

Total Interactive Media & Services		1,886,949

Internet & Direct Marketing Retail – 9.6%

Alibaba Group Holding Ltd. ADR*	8,832	1,496,583

Ctrip.com International Ltd. ADR*	2,598	95,892

JD.com, Inc. ADR*	5,639	170,805

Meituan Dianping Class B*	26,400	231,475

Total Internet & Direct Marketing Retail		1,994,755

IT Services – 0.2%

China TransInfo Technology Co., Ltd. Class A	3,800	9,461

DHC Software Co., Ltd. Class A	13,800	14,044

GDS Holdings Ltd. ADR*(b)	391	14,690

TravelSky Technology Ltd. Class H	2,827	5,681

Total IT Services		43,876
Investments	Shares	Value

Life Sciences Tools & Services – 0.2%

Genscript Biotech Corp.*	5,413	$13,594

Wuxi Biologics Cayman, Inc.*(a)	2,913	26,156

Total Life Sciences Tools & Services		39,750

Machinery – 2.7%

China Conch Venture Holdings Ltd.	15,000	52,992

China CSSC Holdings Ltd. Class A	4,500	15,462

China First Heavy Industries Class A*	18,400	8,412

China International Marine Containers Group Co., Ltd. Class A	7,800	12,129

China Shipbuilding Industry Co., Ltd. Class A	69,800	56,504

CITIC Heavy Industries Co., Ltd. Class A	11,300	7,107

CRRC Corp., Ltd. Class A	58,500	68,906

CRRC Corp., Ltd. Class H	30,000	25,075

Fujian Longking Co., Ltd. Class A	6,000	10,824

Haitian International Holdings Ltd.	1,413	2,934

Han’s Laser Technology Industry Group Co., Ltd. Class A	4,600	23,026

Inner Mongolia First Machinery Group Co., Ltd. Class A	4,500	7,338

Jiangsu Hengli Hydraulic Co., Ltd. Class A	1,600	7,310

North Navigation Control Technology Co., Ltd. Class A*	4,800	6,283

Sany Heavy Industry Co., Ltd. Class A	30,000	57,132

Shanghai Mechanical and Electrical Industry Co., Ltd. Class A	1,800	4,350

Shanghai Zhenhua Heavy Industries Co., Ltd. Class A	12,580	6,887

Sinotruk Hong Kong Ltd.	3,676	6,362

Tian Di Science & Technology Co., Ltd. Class A	9,000	4,521

Weichai Power Co., Ltd. Class A	31,500	56,366

Weichai Power Co., Ltd. Class H	15,000	25,344

XCMG Construction Machinery Co., Ltd. Class A	29,000	18,831

Yangzijiang Shipbuilding Holdings Ltd.	16,500	18,659

Zhejiang Sanhua Intelligent Controls Co., Ltd. Class A	7,800	11,981

Zhengzhou Yutong Bus Co., Ltd. Class A	8,000	15,165

Zoomlion Heavy Industry Science and Technology Co., Ltd. Class A	36,000	31,501

Total Machinery		561,401

Marine – 0.2%

COSCO Shipping Development Co., Ltd. Class A*	16,200	6,416

COSCO Shipping Energy Transportation Co., Ltd. Class A	7,800	7,370

COSCO Shipping Holdings Co., Ltd. Class A*	18,700	13,668

COSCO Shipping Holdings Co., Ltd. Class H*	15,000	5,856

Total Marine		33,310

Metals & Mining – 3.0%

Aluminum Corp. of China Ltd. Class A*	42,900	24,485

Aluminum Corp. of China Ltd. Class H*	30,000	10,637

Angang Steel Co., Ltd. Class A	10,140	5,595

Angang Steel Co., Ltd. Class H(b)	3,675	1,675

Baoshan Iron & Steel Co., Ltd. Class A	54,460	51,540

Beijing Shougang Co., Ltd. Class A*	7,500	3,844

Chengtun Mining Group Co., Ltd. Class A	9,300	7,325

See Notes to Financial Statements.

WisdomTree Trust	81

Schedule of Investments (continued)

WisdomTree ICBCCS S&P China 500 Fund (WCHN)

June 30, 2019

Investments	Shares	Value

China Molybdenum Co., Ltd. Class A	19,500	$11,243

China Molybdenum Co., Ltd. Class H	38,636	12,215

China Northern Rare Earth Group High-Tech Co., Ltd. Class A	16,500	30,846

Chongqing Iron & Steel Co., Ltd. Class A*	44,600	13,052

Ganfeng Lithium Co., Ltd. Class A*	5,800	19,786

Gansu Jiu Steel Group Hongxing Iron & Steel Co., Ltd. Class A*	18,800	5,557

GEM Co., Ltd. Class A	23,200	15,910

Guangdong HEC Technology Holding Co., Ltd. Class A	9,000	10,286

Hesteel Co., Ltd. Class A	33,500	14,584

Hunan Valin Steel Co., Ltd. Class A*	8,680	6,028

Inner Mongolia BaoTou Steel Union Co., Ltd. Class A	143,400	35,285

Jiangxi Copper Co., Ltd. Class A	6,500	14,896

Jiangxi Copper Co., Ltd. Class H	15,000	19,968

Jinduicheng Molybdenum Co., Ltd. Class A	6,000	5,853

Maanshan Iron & Steel Co., Ltd. Class A	16,800	8,341

MMG Ltd.*	5,658	1,977

Nanjing Iron & Steel Co., Ltd. Class A	14,300	7,287

Pangang Group Vanadium Titanium & Resources Co., Ltd. Class A*	41,000	20,236

SGIS Songshan Co., Ltd. Class A*	6,300	4,063

Shandong Gold Mining Co., Ltd. Class A*	4,500	26,974

Shandong Iron and Steel Co., Ltd. Class A*	30,200	7,343

Shandong Nanshan Aluminum Co., Ltd. Class A	36,300	11,945

Shanxi Taigang Stainless Steel Co., Ltd. Class A	11,500	6,815

Shenghe Resources Holding Co., Ltd. Class A	4,820	7,762

Shenzhen Zhongjin Lingnan Nonfemet Co., Ltd. Class A	16,650	11,369

Tongling Nonferrous Metals Group Co., Ltd. Class A	42,500	15,222

Western Mining Co., Ltd. Class A*	12,500	11,611

Xiamen Tungsten Co., Ltd. Class A	4,760	9,917

Xinxing Ductile Iron Pipes Co., Ltd. Class A	15,000	9,697

Xinyu Iron & Steel Co., Ltd. Class A	8,000	5,824

Yintai Resources Co., Ltd. Class A	3,820	7,336

Yunnan Aluminium Co., Ltd. Class A*	6,300	4,302

Yunnan Chihong Zinc & Germanium Co., Ltd. Class A	15,900	11,760

Yunnan Copper Co., Ltd. Class A*	5,200	8,048

Yunnan Tin Co., Ltd. Class A*	4,800	7,806

Zhejiang Huayou Cobalt Co., Ltd. Class A	2,912	9,035

Zhongjin Gold Corp., Ltd. Class A	12,500	18,691

Zijin Mining Group Co., Ltd. Class A	87,000	47,754

Zijin Mining Group Co., Ltd. Class H	58,587	23,772

Total Metals & Mining		625,497

Oil, Gas & Consumable Fuels – 3.1%

China Coal Energy Co., Ltd. Class A	11,000	7,688

China Coal Energy Co., Ltd. Class H	15,000	6,240

China Petroleum & Chemical Corp. Class A	70,400	56,067

China Petroleum & Chemical Corp. Class H	187,636	127,533

China Shenhua Energy Co., Ltd. Class A	15,000	44,509

China Shenhua Energy Co., Ltd. Class H	25,618	53,646

CNOOC Ltd.	107,467	183,777

PetroChina Co., Ltd. Class A	88,900	89,051
Investments	Shares	Value

PetroChina Co., Ltd. Class H	157,636	$86,965

Total Oil, Gas & Consumable Fuels		655,476

Paper & Forest Products – 0.2%

Lee & Man Paper Manufacturing Ltd.	15,000	10,502

Nine Dragons Paper Holdings Ltd.	15,000	13,306

Shandong Chenming Paper Holdings Ltd. Class A	9,000	7,024

Shandong Sun Paper Industry JSC Ltd. Class A	7,500	7,436

Shanying International Holding Co., Ltd. Class A*	16,500	8,096

Total Paper & Forest Products		46,364

Personal Products – 0.2%

Hengan International Group Co., Ltd.	5,293	38,923

Pharmaceuticals – 3.3%

Beijing Tongrentang Co., Ltd. Class A	5,300	22,378

Changchun High & New Technology Industry Group, Inc. Class A	900	44,291

China Medical System Holdings Ltd.	15,000	13,747

China Resources Pharmaceutical Group Ltd.(a)	15,000	16,915

China Resources Sanjiu Medical & Pharmaceutical Co., Ltd. Class A*	1,800	7,689

CSPC Pharmaceutical Group Ltd.	30,000	48,384

Dong-E-E-Jiao Co., Ltd. Class A	4,400	25,510

Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. Class A	3,200	19,088

Hubei Jumpcan Pharmaceutical Co., Ltd. Class A	1,500	6,576

Humanwell Healthcare Group Co., Ltd. Class A	6,300	9,631

Jiangsu Hengrui Medicine Co., Ltd. Class A	14,184	136,299

Jilin Aodong Pharmaceutical Group Co., Ltd. Class A	6,500	15,511

Kangmei Pharmaceutical Co., Ltd. Class A	21,000	10,610

Livzon Pharmaceutical Group, Inc. Class A	2,370	11,467

Shandong Buchang Pharmaceuticals Co., Ltd. Class A	3,000	11,256

Shanghai Fosun Pharmaceutical Group Co., Ltd. Class A	7,500	27,627

Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H	1,413	4,277

Shenzhen Hepalink Pharmaceutical Group Co., Ltd. Class A	2,200	6,723

Shenzhen Salubris Pharmaceuticals Co., Ltd. Class A	3,000	9,775

Shijiazhuang Yiling Pharmaceutical Co., Ltd. Class A	3,000	5,058

Sichuan Kelun Pharmaceutical Co., Ltd. Class A	4,500	19,479

Sino Biopharmaceutical Ltd.	52,644	53,840

Tasly Pharmaceutical Group Co., Ltd. Class A	6,680	16,096

Tonghua Dongbao Pharmaceutical Co., Ltd. Class A	9,780	21,929

Yifan Pharmaceutical Co., Ltd. Class A	4,500	8,026

Yunnan Baiyao Group Co., Ltd. Class A	3,000	36,437

Zhangzhou Pientzehuang Pharmaceutical Co., Ltd. Class A	2,300	38,577

Zhejiang Conba Pharmaceutical Co., Ltd. Class A	13,500	12,580

Zhejiang Huahai Pharmaceutical Co., Ltd. Class A*	5,840	11,989

Zhejiang NHU Co., Ltd. Class A	7,420	20,840

Total Pharmaceuticals		692,605

Professional Services – 0.1%

51job, Inc. ADR*	165	12,457

See Notes to Financial Statements.

82	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree ICBCCS S&P China 500 Fund (WCHN)

June 30, 2019

Investments	Shares	Value

Real Estate Management & Development – 5.2%

Agile Group Holdings Ltd.	4,244	$5,682

Beijing Capital Development Co., Ltd. Class A	4,900	6,371

China Evergrande Group(b)	20,244	56,748

China Fortune Land Development Co., Ltd. Class A	8,000	37,937

China Jinmao Holdings Group Ltd.	28,929	17,589

China Merchants Shekou Industrial Zone Holdings Co., Ltd. Class A*	15,000	45,644

China Overseas Land & Investment Ltd.	26,587	98,010

China Resources Land Ltd.	19,533	86,008

China Vanke Co., Ltd. Class A	38,000	153,863

China Vanke Co., Ltd. Class H	9,284	34,819

CIFI Holdings Group Co., Ltd.	16,120	10,626

Country Garden Holdings Co., Ltd.	47,120	71,653

Financial Street Holdings Co., Ltd. Class A	15,500	17,693

Future Land Development Holdings Ltd.	10,000	13,158

Gemdale Corp. Class A	23,200	40,298

Greenland Holdings Group Co., Ltd. Class A	23,200	23,071

Jinke Properties Group Co., Ltd. Class A	16,800	14,749

Logan Property Holdings Co., Ltd.	2,827	4,574

Longfor Group Holdings Ltd.	7,856	29,614

Oceanwide Holdings Co., Ltd. Class A	3,800	3,087

Poly Developments and Holdings Group Co., Ltd. Class A	53,300	99,021

RiseSun Real Estate Development Co., Ltd. Class A	12,000	16,406

Seazen Holdings Co., Ltd. Class A	4,800	27,822

Shanghai Lingang Holdings Corp., Ltd. Class A	1,700	7,705

Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. Class A	3,960	8,937

Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. Class B	1,920	2,323

Shimao Property Holdings Ltd.	7,500	22,848

Sunac China Holdings Ltd.	15,000	73,728

Xinhu Zhongbao Co., Ltd. Class A	30,500	13,944

Youngor Group Co., Ltd. Class A	25,200	23,298

Zall Smart Commerce Group Ltd.*	15,707	2,111

Zhejiang China Commodities City Group Co., Ltd. Class A	18,000	10,797

Total Real Estate Management & Development		1,080,134

Road & Rail – 0.3%

China High Speed Railway Technology Co., Ltd. Class A	12,000	6,587

Daqin Railway Co., Ltd. Class A	41,900	49,353

Guangshen Railway Co., Ltd. Class A	22,500	10,581

Guangshen Railway Co., Ltd. Class H	4,244	1,450

Total Road & Rail		67,971

Semiconductors & Semiconductor Equipment – 0.8%

GCL System Integration Technology Co., Ltd. Class A*	12,200	11,866

Gigadevice Semiconductor Beijing, Inc. Class A	600	7,574

Hangzhou Silan Microelectronics Co., Ltd. Class A	4,500	10,876

Jiangsu Changjiang Electronics Technology Co., Ltd. Class A*	5,700	10,664

LONGi Green Energy Technology Co., Ltd. Class A	13,880	46,702

Sanan Optoelectronics Co., Ltd. Class A*	15,800	25,949
Investments	Shares	Value

Semiconductor Manufacturing International Corp.*(b)	20,238	$22,537

Tianjin Zhonghuan Semiconductor Co., Ltd. Class A*	10,600	15,063

Xinyi Solar Holdings Ltd.	18,000	8,870

Total Semiconductors & Semiconductor Equipment		160,101

Software – 1.2%

360 Security Technology, Inc. Class A	2,500	7,782

Aisino Corp. Class A	7,500	25,170

Beijing Shiji Information Technology Co., Ltd. Class A	1,900	10,011

China National Software & Service Co., Ltd. Class A	1,700	13,284

Glodon Co., Ltd. Class A	3,700	17,718

Hundsun Technologies, Inc. Class A	3,900	38,697

Iflytek Co., Ltd. Class A*	9,700	46,944

Kingdee International Software Group Co., Ltd.	10,778	11,658

Kingsoft Corp., Ltd.*(b)	6,000	12,979

Shanghai 2345 Network Holding Group Co., Ltd. Class A	20,000	11,328

Venustech Group, Inc. Class A	3,100	12,141

Yonyou Network Technology Co., Ltd. Class A	8,840	34,597

Total Software		242,309

Specialty Retail – 0.2%

Suning.com Co., Ltd. Class A	22,400	37,440

Technology Hardware, Storage & Peripherals – 1.2%

China Greatwall Technology Group Co., Ltd. Class A	11,400	17,063

Dawning Information Industry Co., Ltd. Class A	4,260	21,770

Focus Media Information Technology Co., Ltd. Class A	47,120	36,292

Inspur Electronic Information Industry Co., Ltd. Class A	4,800	16,675

Lenovo Group Ltd.	35,658	27,613

Tsinghua Tongfang Co., Ltd. Class A	15,000	19,765

Xiaomi Corp. Class B*(a)	88,000	112,640

Total Technology Hardware, Storage & Peripherals		251,818

Textiles, Apparel & Luxury Goods – 0.6%

ANTA Sports Products Ltd.	7,644	52,493

Shenzhou International Group Holdings Ltd.	5,716	78,579

Total Textiles, Apparel & Luxury Goods		131,072

Trading Companies & Distributors – 0.2%

China Meheco Co., Ltd. Class A	4,300	8,446

Orient Group, Inc. Class A	15,800	8,557

Shanghai Waigaoqiao Free Trade Zone Group Co., Ltd. Class A	1,600	4,887

Sinochem International Corp. Class A	6,300	6,852

Xiamen C & D, Inc. Class A	11,000	14,222

Total Trading Companies & Distributors		42,964

Transportation Infrastructure – 1.0%

China Merchants Port Holdings Co., Ltd.	13,880	23,594

COSCO Shipping Ports Ltd.	5,658	5,584

Dalian Port PDA Co., Ltd. Class A	16,500	5,117

Guangzhou Baiyun International Airport Co., Ltd. Class A	8,200	21,729

Jiangsu Expressway Co., Ltd. Class H	2,827	4,024

Ningbo Zhoushan Port Co., Ltd. Class A	24,000	15,340

Shanghai International Airport Co., Ltd. Class A	4,500	54,891

See Notes to Financial Statements.

WisdomTree Trust	83

Schedule of Investments (concluded)

WisdomTree ICBCCS S&P China 500 Fund (WCHN)

June 30, 2019

Investments	Shares	Value

Shanghai International Port Group Co., Ltd. Class A	37,800	$37,534

Shenzhen Airport Co., Ltd. Class A*	6,000	7,766

Shenzhen International Holdings Ltd.	7,500	14,880

TangShan Port Group Co., Ltd. Class A	17,230	6,899

Tianjin Port Co., Ltd. Class A	5,400	5,047

Total Transportation Infrastructure		202,405

Water Utilities – 0.3%

Beijing Enterprises Water Group Ltd.*	35,253	20,937

Guangdong Investment Ltd.	21,173	41,899

Total Water Utilities		62,836

Wireless Telecommunication Services – 1.7%

China Mobile Ltd.	38,151	347,449
TOTAL COMMON STOCKS (Cost: $22,488,801)		20,637,228

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.3%

United States – 0.3%

State Street Navigator Securities Lending Government Money Market Portfolio, 2.36%(c)
(Cost: $54,989)(d)	54,989	54,989

TOTAL INVESTMENTS IN SECURITIES – 99.3% (Cost: $22,543,790)		20,692,217

Other Assets less Liabilities – 0.7%		155,575

NET ASSETS – 100.0%		$20,847,792
*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Security, or portion thereof, was on loan at June 30, 2019 (See Note 2).

(c)	Rate shown represents annualized 7-day yield as of June 30, 2019.

(d)

At June 30, 2019, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $178,623 and the total market value of the collateral held by the Fund was $187,252. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $132,263.

ADR – American Depositary Receipt

See Notes to Financial Statements.

84	WisdomTree Trust

Schedule of Investments

WisdomTree Japan Multifactor Fund (JAMF)

June 30, 2019

Investments	Shares	Value

COMMON STOCKS – 100.1%

Japan – 100.1%

Air Freight & Logistics – 1.2%

Kintetsu World Express, Inc.	448	$5,842

SG Holdings Co., Ltd.	300	8,507

Total Air Freight & Logistics		14,349

Airlines – 1.3%

ANA Holdings, Inc.	200	6,623

Japan Airlines Co., Ltd.	300	9,587

Total Airlines		16,210

Auto Components – 1.1%

Press Kogyo Co., Ltd.	1,100	4,983

Showa Corp.	300	4,043

Tokai Rika Co., Ltd.	300	4,948

Total Auto Components		13,974

Banks – 8.1%

Fukuoka Financial Group, Inc.	500	9,128

Mebuki Financial Group, Inc.	4,970	12,962

Mitsubishi UFJ Financial Group, Inc.	3,000	14,257

Nishi-Nippon Financial Holdings, Inc.	1,100	7,913

Resona Holdings, Inc.	3,200	13,324

Shinsei Bank Ltd.	800	12,422

Sumitomo Mitsui Financial Group, Inc.	400	14,130

Sumitomo Mitsui Trust Holdings, Inc.	400	14,502

Total Banks		98,638

Beverages – 1.1%

Asahi Group Holdings Ltd.	100	4,497

Suntory Beverage & Food Ltd.	200	8,697

Total Beverages		13,194

Building Products – 0.4%

Nippon Sheet Glass Co., Ltd.	700	4,762

Capital Markets – 1.1%

Matsui Securities Co., Ltd.	1,400	13,202

Chemicals – 3.0%

Kureha Corp.	100	6,822

Mitsui Chemicals, Inc.	300	7,426

Osaka Soda Co., Ltd.	300	7,493

Showa Denko K.K.	200	5,884

Tokai Carbon Co., Ltd.	400	4,173

Tokuyama Corp.	200	5,406

Total Chemicals		37,204

Commercial Services & Supplies – 1.2%

Aeon Delight Co., Ltd.	200	5,912

Pilot Corp.	100	3,866

Sato Holdings Corp.	200	5,077

Total Commercial Services & Supplies		14,855

Construction & Engineering – 3.5%

Kandenko Co., Ltd.	800	6,683

Kyowa Exeo Corp.	300	7,468

Mirait Holdings Corp.	500	7,402

Obayashi Corp.	700	6,894
Investments	Shares	Value

Sanki Engineering Co., Ltd.	700	$8,108

Tokyu Construction Co., Ltd.	900	6,081

Total Construction & Engineering		42,636

Construction Materials – 0.7%

Taiheiyo Cement Corp.	300	9,077

Consumer Finance – 1.0%

Orient Corp.	11,100	11,848

Distributors – 0.3%

Arata Corp.	100	3,402

Diversified Consumer Services – 0.3%

Riso Kyoiku Co., Ltd.	900	3,767

Diversified Telecommunication Services – 0.8%

Nippon Telegraph & Telephone Corp.	200	9,313

Electric Utilities – 1.7%

Chubu Electric Power Co., Inc.	300	4,209

Hokkaido Electric Power Co., Inc.	800	4,478

Kansai Electric Power Co., Inc. (The)	300	3,437

Shikoku Electric Power Co., Inc.	500	4,622

Tokyo Electric Power Co. Holdings, Inc.*	800	4,173

Total Electric Utilities		20,919

Electrical Equipment – 0.3%

Nippon Carbon Co., Ltd.	100	3,833

Electronic Equipment, Instruments & Components – 2.8%

Canon Marketing Japan, Inc.	300	6,541

Daiwabo Holdings Co., Ltd.	100	4,761

Hitachi Ltd.	100	3,665

Japan Aviation Electronics Industry Ltd.	300	4,402

Oki Electric Industry Co., Ltd.	500	6,242

Taiyo Yuden Co., Ltd.	200	3,722

V Technology Co., Ltd.	100	4,567

Total Electronic Equipment, Instruments & Components		33,900

Entertainment – 4.8%

Akatsuki, Inc.	100	5,374

Avex, Inc.	800	10,158

Capcom Co., Ltd.	300	6,020

Daiichikosho Co., Ltd.	200	9,300

GungHo Online Entertainment, Inc.(a)	140	3,872

Nexon Co., Ltd.*	400	5,799

Toei Animation Co., Ltd.	100	4,641

Toei Co., Ltd.	100	13,904

Total Entertainment		59,068

Equity Real Estate Investment Trusts (REITs) – 0.8%

Mirai Corp.	20	9,690

Food & Staples Retailing – 2.3%

Arcs Co., Ltd.	300	5,981

Cocokara fine, Inc.	100	5,198

Kobe Bussan Co., Ltd.	100	4,854

Seven & I Holdings Co., Ltd.	200	6,772

Sugi Holdings Co., Ltd.	100	4,724

Total Food & Staples Retailing		27,529

See Notes to Financial Statements.

WisdomTree Trust	85

Schedule of Investments (continued)

WisdomTree Japan Multifactor Fund (JAMF)

June 30, 2019

Investments	Shares	Value

Food Products – 4.5%

Kewpie Corp.	362	$8,000

Maruha Nichiro Corp.	200	5,875

Megmilk Snow Brand Co., Ltd.	300	6,577

MEIJI Holdings Co., Ltd.	100	7,147

Morinaga & Co., Ltd.	100	4,873

Nichirei Corp.	200	4,747

Nippon Suisan Kaisha Ltd.	1,100	6,820

Nisshin Oillio Group Ltd. (The)	200	5,597

Prima Meat Packers Ltd.	300	5,719

Total Food Products		55,355

Health Care Equipment & Supplies – 2.1%

Hogy Medical Co., Ltd.(a)	200	5,903

Hoya Corp.	100	7,661

Nikkiso Co., Ltd.	300	3,993

Nipro Corp.	700	7,764

Total Health Care Equipment & Supplies		25,321

Health Care Providers & Services – 2.6%

Alfresa Holdings Corp.	300	7,401

BML, Inc.	200	5,681

Medipal Holdings Corp.	300	6,624

NichiiGakkan Co., Ltd.	400	5,829

Suzuken Co., Ltd.	100	5,866

Total Health Care Providers & Services		31,401

Hotels, Restaurants & Leisure – 6.0%

Doutor Nichires Holdings Co., Ltd.	400	7,574

HIS Co., Ltd.	144	3,583

KOMEDA Holdings Co., Ltd.	400	7,540

Koshidaka Holdings Co., Ltd.	300	4,213

Kura Sushi, Inc.	100	4,265

McDonald’s Holdings Co., Japan Ltd.	200	8,817

Ohsho Food Service Corp.	100	5,857

Resorttrust, Inc.	300	4,592

Round One Corp.	269	3,413

Saizeriya Co., Ltd.	200	4,342

Skylark Holdings Co., Ltd.	400	6,983

Sushiro Global Holdings Ltd.	100	5,968

Tokyo Dome Corp.	700	6,621

Total Hotels, Restaurants & Leisure		73,768

Household Durables – 2.8%

JVC Kenwood Corp.	2,000	4,641

Pressance Corp.	300	4,118

Sekisui House Ltd.	400	6,592

Sony Corp.	100	5,242

Starts Corp., Inc.	300	7,073

Tamron Co., Ltd.	300	6,140

Total Household Durables		33,806

Household Products – 0.5%

Lion Corp.	300	5,589

Interactive Media & Services – 0.4%

Dip Corp.	300	5,018
Investments	Shares	Value

Internet & Direct Marketing Retail – 0.3%

Belluna Co., Ltd.	600	$4,093

IT Services – 4.5%

DTS Corp.	200	4,169

Future Corp.	400	7,882

Information Services International-Dentsu Ltd.	100	3,188

NEC Networks & System Integration Corp.	200	5,103

Nihon Unisys Ltd.	100	3,355

Nomura Research Institute Ltd.	360	5,771

NS Solutions Corp.	100	3,174

NSD Co., Ltd.	300	8,674

Otsuka Corp.	100	4,024

SCSK Corp.	100	4,919

TIS, Inc.	100	5,096

Total IT Services		55,355

Leisure Products – 0.8%

Bandai Namco Holdings, Inc.	100	4,854

Tomy Co., Ltd.	400	4,652

Total Leisure Products		9,506

Machinery – 2.1%

Makino Milling Machine Co., Ltd.	100	4,033

Noritake Co., Ltd.	100	4,190

OKUMA Corp.	100	5,133

Sodick Co., Ltd.	600	5,179

Sumitomo Heavy Industries Ltd.	200	6,878

Total Machinery		25,413

Media – 1.0%

Hakuhodo DY Holdings, Inc.	400	6,735

SKY Perfect JSAT Holdings, Inc.	1,400	5,457

Total Media		12,192

Metals & Mining – 1.9%

Nippon Light Metal Holdings Co., Ltd.	3,400	7,353

Nippon Steel Corp.	500	8,581

Tokyo Steel Manufacturing Co., Ltd.	1,000	7,555

Total Metals & Mining		23,489

Oil, Gas & Consumable Fuels – 1.0%

Cosmo Energy Holdings Co., Ltd.	100	2,253

Iwatani Corp.	200	6,942

JXTG Holdings, Inc.	650	3,224

Total Oil, Gas & Consumable Fuels		12,419

Paper & Forest Products – 0.6%

Oji Holdings Corp.	1,300	7,505

Personal Products – 0.5%

Noevir Holdings Co., Ltd.	100	5,467

Pharmaceuticals – 4.6%

Astellas Pharma, Inc.	500	7,124

Kaken Pharmaceutical Co., Ltd.	200	9,356

Nichi-iko Pharmaceutical Co., Ltd.	600	6,560

Sawai Pharmaceutical Co., Ltd.	200	10,804

Shionogi & Co., Ltd.	200	11,526

See Notes to Financial Statements.

86	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan Multifactor Fund (JAMF)

June 30, 2019

Investments	Shares	Value

Sumitomo Dainippon Pharma Co., Ltd.	200	$3,792

Towa Pharmaceutical Co., Ltd.	300	7,618

Total Pharmaceuticals		56,780

Professional Services – 0.9%

Tanseisha Co., Ltd.	500	5,806

UT Holdings Co., Ltd.(a)	200	4,854

Total Professional Services		10,660

Real Estate Management & Development – 2.3%

Aeon Mall Co., Ltd.	300	4,516

Daiwa House Industry Co., Ltd.	100	2,915

Kenedix, Inc.	700	3,489

Mitsubishi Estate Co., Ltd.	200	3,722

Nomura Real Estate Holdings, Inc.	200	4,299

Sumitomo Realty & Development Co., Ltd.	100	3,572

Unizo Holdings Co., Ltd.	300	5,135

Total Real Estate Management & Development		27,648

Road & Rail – 7.4%

Fukuyama Transporting Co., Ltd.	200	7,240

Hamakyorex Co., Ltd.	200	7,054

Hitachi Transport System Ltd.	300	9,746

Kyushu Railway Co.	300	8,743

Nikkon Holdings Co., Ltd.	300	6,883

Nippon Express Co., Ltd.	100	5,318

Sakai Moving Service Co., Ltd.	100	5,894

Sankyu, Inc.	200	10,507

Seibu Holdings, Inc.	400	6,668

Seino Holdings Co., Ltd.	500	6,659

Senko Group Holdings Co., Ltd.	1,000	7,899

West Japan Railway Co.	90	7,281

Total Road & Rail		89,892

Semiconductors & Semiconductor Equipment – 0.5%

Advantest Corp.	100	2,752

SUMCO Corp.	300	3,570

Total Semiconductors & Semiconductor Equipment		6,322

Software – 2.0%

Broadleaf Co., Ltd.	800	3,950

Computer Engineering & Consulting Ltd.	200	4,401

Digital Arts, Inc.	100	8,818

Fuji Soft, Inc.	100	4,381

Justsystems Corp.	100	3,244

Total Software		24,794

Specialty Retail – 5.3%

Adastria Co., Ltd.	300	6,427

Bic Camera, Inc.	600	5,892

DCM Holdings Co., Ltd.	800	7,856

EDION Corp.	800	7,433

Geo Holdings Corp.	400	5,123

K’s Holdings Corp.	500	4,720

Kohnan Shoji Co., Ltd.	300	6,237

Komeri Co., Ltd.	200	4,088

Nojima Corp.	300	4,892
Investments	Shares	Value

PAL GROUP Holdings Co., Ltd.	200	$6,042

United Arrows Ltd.	200	6,246

Total Specialty Retail		64,956

Technology Hardware, Storage & Peripherals – 2.2%

Brother Industries Ltd.	300	5,666

Konica Minolta, Inc.	600	5,842

MCJ Co., Ltd.	500	3,662

Seiko Epson Corp.	400	6,330

Toshiba TEC Corp.	200	5,567

Total Technology Hardware, Storage & Peripherals		27,067

Textiles, Apparel & Luxury Goods – 0.3%

Seiko Holdings Corp.	200	4,069

Tobacco – 0.5%

Japan Tobacco, Inc.	300	6,626

Trading Companies & Distributors – 3.9%

ITOCHU Corp.	500	9,562

Kanamoto Co., Ltd.	200	5,172

Kanematsu Corp.	500	5,541

Marubeni Corp.	1,000	6,618

Nishio Rent All Co., Ltd.	200	5,652

Sojitz Corp.	2,500	8,029

Yamazen Corp.	700	6,731

Total Trading Companies & Distributors		47,305

Wireless Telecommunication Services – 0.8%

KDDI Corp.	400	10,186
TOTAL COMMON STOCKS (Cost: $1,238,166)		1,223,372

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.5%

United States – 0.5%

State Street Navigator Securities Lending Government Money Market Portfolio, 2.36%(b)
(Cost: $5,686)(c)	5,686	5,686

TOTAL INVESTMENTS IN SECURITIES – 100.6% (Cost: $1,243,852)		1,229,058

Other Assets less Liabilities – (0.6)%		(6,881)

NET ASSETS – 100.0%		$1,222,177
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at June 30, 2019 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of June 30, 2019.

(c)

At June 30, 2019, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $8,351 and the total market value of the collateral held by the Fund was $8,840. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $3,154.

See Notes to Financial Statements.

WisdomTree Trust	87

Schedule of Investments (concluded)

WisdomTree Japan Multifactor Fund (JAMF)

June 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	7/3/2019	142,637	USD	15,450,183	JPY	$—	$(777)
Canadian Imperial Bank of Commerce	7/3/2019	142,637	USD	15,451,324	JPY	—	(788)
Citibank N.A.	7/3/2019	142,637	USD	15,450,140	JPY	—	(777)
Goldman Sachs	7/3/2019	71,449,947	JPY	663,276	USD	—	(51)
Goldman Sachs	7/31/2019	549,496	USD	59,065,874	JPY	37	—
Societe Generale	7/3/2019	142,637	USD	15,450,582	JPY	—	(781)
UBS AG	7/3/2019	1,711,457	JPY	15,950	USD	—	(64)
UBS AG	7/3/2019	108,678	USD	11,771,653	JPY	—	(591)
						$37	$(3,829)

CURRENCY LEGEND
JPY	Japanese yen
USD	U.S. dollar

See Notes to Financial Statements.

88	WisdomTree Trust

Schedule of Investments

WisdomTree Fundamental U.S. Corporate Bond Fund (WFIG)

June 30, 2019

Investments	Principal Amount	Value

U.S. CORPORATE BONDS – 97.5%

United States – 97.5%

ABB Finance USA, Inc. 2.88%, 5/8/22	$63,000	$64,091

Abbott Laboratories 4.90%, 11/30/46	22,000	27,224

AbbVie, Inc. 3.60%, 5/14/25	9,000	9,306
4.45%, 5/14/46	37,000	36,399

Alexandria Real Estate Equities, Inc. 3.95%, 1/15/28	13,000	13,683

Altria Group, Inc. 2.63%, 9/16/26	14,000	13,441
3.88%, 9/16/46	13,000	11,573

Amazon.com, Inc. 4.05%, 8/22/47	9,000	10,234

American Express Co. 2.50%, 8/1/22	10,000	10,067
3.63%, 12/5/24	17,000	17,862

American International Group, Inc. 3.30%, 3/1/21	35,000	35,484
4.80%, 7/10/45	27,000	29,612

Amgen, Inc. 5.15%, 11/15/41	61,000	70,244

Analog Devices, Inc. 2.50%, 12/5/21	15,000	15,049

Anthem, Inc. 3.65%, 12/1/27	19,000	19,769
4.65%, 1/15/43	15,000	16,393

Apple, Inc. 3.85%, 5/4/43	50,000	53,094

AT&T, Inc. 3.00%, 2/15/22	9,000	9,148
3.60%, 7/15/25	99,000	102,820
4.50%, 3/9/48	143,000	146,440

Bank of America Corp. 4.13%, 1/22/24	62,000	66,355
4.45%, 3/3/26	47,000	50,737
5.00%, 1/21/44	40,000	48,823

Baxter International, Inc. 1.70%, 8/15/21	25,000	24,707

BB&T Corp. 5.25%, 11/1/19	45,000	45,411

Berkshire Hathaway Energy Co. 6.13%, 4/1/36	48,000	64,308

Block Financial LLC 5.50%, 11/1/22	46,000	49,101

Brighthouse Financial, Inc. 3.70%, 6/22/27	15,000	14,265

Broadcom Corp. 3.63%, 1/15/24	17,000	17,173
3.13%, 1/15/25	20,000	19,561
3.88%, 1/15/27	21,000	20,597

Burlington Northern Santa Fe LLC 4.15%, 4/1/45	9,000	10,073

Campbell Soup Co. 4.15%, 3/15/28	13,000	13,627
Investments	Principal Amount	Value

Capital One Financial Corp. 3.80%, 1/31/28	$45,000	$46,550

Cardinal Health, Inc. 3.41%, 6/15/27	21,000	20,971
4.37%, 6/15/47	7,000	6,421

CBS Corp. 4.60%, 1/15/45	11,000	11,389

Celgene Corp. 2.88%, 8/15/20	74,000	74,408
4.35%, 11/15/47	11,000	12,161

Cigna Holding Co. 3.88%, 10/15/47	7,000	6,527

Citigroup, Inc. 5.50%, 9/13/25	134,000	151,898

Comcast Corp. 2.75%, 3/1/23	34,000	34,524
3.38%, 2/15/25	9,000	9,428
3.15%, 2/15/28	26,000	26,709
4.25%, 1/15/33	12,000	13,473
4.65%, 7/15/42	46,000	53,010

Commonwealth Edison Co. 3.65%, 6/15/46	7,000	7,124

Conagra Brands, Inc. 5.40%, 11/1/48	11,000	12,091

Consolidated Edison Co. of New York, Inc. 4.50%, 5/15/58	15,000	16,753

Constellation Brands, Inc. 3.75%, 5/1/21	58,000	59,295

Continental Resources, Inc. 4.50%, 4/15/23	24,000	25,237

CSX Corp. 4.25%, 11/1/66	15,000	15,489

CVS Health Corp. 3.70%, 3/9/23	14,000	14,488
4.88%, 7/20/35	60,000	62,909
5.05%, 3/25/48	36,000	38,403

Dow Chemical Co. (The) 4.13%, 11/15/21	147,000	152,188

Duke Energy Carolinas LLC 3.95%, 11/15/28	35,000	38,131

Duke Energy Corp. 2.40%, 8/15/22	32,000	32,002

DuPont de Nemours, Inc. 5.42%, 11/15/48	18,000	21,902

eBay, Inc. 2.88%, 8/1/21	30,000	30,261

Edison International 2.13%, 4/15/20	20,000	19,915

Enterprise Products Operating LLC 4.80%, 2/1/49	23,000	25,561

EPR Properties 5.75%, 8/15/22	33,000	35,413

Exelon Corp. 3.50%, 6/1/22	44,000	45,094

Express Scripts Holding Co. 4.80%, 7/15/46	12,000	12,773

See Notes to Financial Statements.

WisdomTree Trust	89

Schedule of Investments (continued)

WisdomTree Fundamental U.S. Corporate Bond Fund (WFIG)

June 30, 2019

Investments	Principal Amount	Value

FedEx Corp. 4.00%, 1/15/24	$30,000	$32,112
4.55%, 4/1/46	12,000	12,293

General Mills, Inc. 4.20%, 4/17/28	18,000	19,449

Gilead Sciences, Inc. 4.40%, 12/1/21	18,000	18,837
4.15%, 3/1/47	20,000	20,945

Hartford Financial Services Group, Inc. (The) 6.10%, 10/1/41	32,000	41,259

Hewlett Packard Enterprise Co. 4.40%, 10/15/22	31,000	32,711

Home Depot, Inc. (The) 2.13%, 9/15/26	18,000	17,631

HP, Inc. 4.30%, 6/1/21	12,000	12,419

HSBC USA, Inc. 5.00%, 9/27/20	100,000	102,983

International Business Machines Corp. 4.00%, 6/20/42	31,000	32,023

International Paper Co. 4.40%, 8/15/47	12,000	11,722

JPMorgan Chase & Co. 5.63%, 8/16/43	51,000	64,875

Kimco Realty Corp. 3.13%, 6/1/23	21,000	21,372

Kraft Heinz Foods Co. 3.95%, 7/15/25	32,000	33,333
6.88%, 1/26/39	23,000	27,666

Kroger Co. (The) 1.50%, 9/30/19	12,000	11,969
3.70%, 8/1/27	30,000	30,946

Laboratory Corp. of America Holdings 3.20%, 2/1/22	14,000	14,235

Lockheed Martin Corp. 4.70%, 5/15/46	10,000	12,252

Lowe’s Cos., Inc. 4.05%, 5/3/47	11,000	10,933

Macy’s Retail Holdings, Inc. 2.88%, 2/15/23	13,000	12,739

Magellan Midstream Partners L.P. 5.15%, 10/15/43	9,000	10,223

Marathon Petroleum Corp. 4.75%, 12/15/23	14,000	15,112
3.63%, 9/15/24	33,000	34,182

McDonald’s Corp. 3.50%, 3/1/27	24,000	25,226

McKesson Corp. 3.80%, 3/15/24	113,000	118,697

Medtronic, Inc. 3.63%, 3/15/24	28,000	29,719

MetLife, Inc. 6.40%, 12/15/66	17,000	19,465

Microsoft Corp. 4.10%, 2/6/37	45,000	51,418
Investments	Principal Amount	Value

Molson Coors Brewing Co. 3.00%, 7/15/26	$18,000	$17,800

Morgan Stanley 4.88%, 11/1/22	148,000	158,443

MPLX L.P. 4.50%, 7/15/23	22,000	23,351
4.13%, 3/1/27	37,000	38,763

Newmont Goldcorp Corp. 6.25%, 10/1/39	7,000	9,015

NextEra Energy Capital Holdings, Inc. 3.55%, 5/1/27	16,000	16,718

Norfolk Southern Corp. 4.15%, 2/28/48	9,000	9,685

Northrop Grumman Corp. 3.25%, 8/1/23	84,000	86,937

NVIDIA Corp. 2.20%, 9/16/21	24,000	23,947

NVR, Inc. 3.95%, 9/15/22	18,000	18,696

O’Reilly Automotive, Inc. 3.60%, 9/1/27	6,000	6,175

Omega Healthcare Investors, Inc. 4.38%, 8/1/23	22,000	22,869

Omnicom Group, Inc. 4.45%, 8/15/20	23,000	23,520

Oracle Corp. 4.30%, 7/8/34	31,000	35,327
3.85%, 7/15/36	40,000	42,501

Owens Corning 4.30%, 7/15/47	7,000	5,918

Pfizer, Inc. 3.60%, 9/15/28	24,000	25,591

Philip Morris International, Inc. 3.13%, 8/17/27	20,000	20,488

Phillips 66 4.30%, 4/1/22	26,000	27,393

Phillips 66 Partners L.P. 3.55%, 10/1/26	11,000	11,209

Realty Income Corp. 4.65%, 8/1/23	22,000	23,784

Reynolds American, Inc. 4.00%, 6/12/22	10,000	10,386
5.85%, 8/15/45	30,000	32,359

Rockwell Collins, Inc. 3.50%, 3/15/27	8,000	8,332

Santander Holdings USA, Inc. 2.65%, 4/17/20	81,000	80,989

Sherwin-Williams Co. (The) 4.50%, 6/1/47	7,000	7,478

Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/26	40,000	40,369

Southern California Edison Co. 4.00%, 4/1/47	16,000	15,961

Starbucks Corp. 4.00%, 11/15/28	12,000	13,090

See Notes to Financial Statements.

90	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Fundamental U.S. Corporate Bond Fund (WFIG)

June 30, 2019

Investments	Principal Amount		Value

Synchrony Financial 2.70%, 2/3/20	$110,000		$110,023

Thermo Fisher Scientific, Inc. 3.00%, 4/15/23	86,000		88,247

Tyson Foods, Inc. 3.95%, 8/15/24	89,000		94,430

Union Pacific Corp. 3.95%, 9/10/28	35,000		38,329

United Parcel Service, Inc. 6.20%, 1/15/38	7,000		9,508

United Technologies Corp. 4.50%, 6/1/42	35,000		39,668

UnitedHealth Group, Inc. 3.38%, 4/15/27	25,000		26,128
4.25%, 6/15/48	6,000		6,675

Valero Energy Corp. 3.40%, 9/15/26	14,000		14,288

Verizon Communications, Inc. 4.02%, 12/3/29(a)	66,000		71,521
4.40%, 11/1/34	109,000		121,021

Viacom, Inc. 4.50%, 3/1/21	57,000		58,766

Virginia Electric & Power Co. 3.80%, 4/1/28, Series A	50,000		53,644

Walgreens Boots Alliance, Inc. 4.80%, 11/18/44	9,000		9,056

Walmart, Inc. 4.05%, 6/29/48	8,000		9,179

Walt Disney Co. (The) 5.40%, 10/1/43(a)	44,000		57,477

Wells Fargo & Co. 3.45%, 2/13/23, Series M	44,000		45,251
4.30%, 7/22/27	45,000		48,657
4.75%, 12/7/46	14,000		15,981
Xylem, Inc. 4.38%, 11/1/46	20,000		21,253
TOTAL U.S. CORPORATE BONDS (Cost: $4,811,802)			4,984,111

FOREIGN CORPORATE BONDS – 0.5%

Switzerland – 0.2%

Novartis Capital Corp. 2.40%, 5/17/22	12,000		12,106

United Kingdom – 0.3%

GlaxoSmithKline Capital, Inc. 3.88%, 5/15/28	12,000		13,146
TOTAL FOREIGN CORPORATE BONDS (Cost: $23,809)			25,252

U.S. GOVERNMENT OBLIGATIONS – 0.2%

U.S. Treasury Note – 0.2%

U.S. Treasury Note 2.25%, 2/15/27
(Cost: $9,864)	10,000		10,249
Investments		Value

TOTAL INVESTMENTS IN SECURITIES – 98.2% (Cost: $4,845,475)		$5,019,612

Other Assets less Liabilities – 1.8%		89,598

NET ASSETS – 100.0%		$5,109,210
(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

WisdomTree Trust	91

Schedule of Investments

WisdomTree Fundamental U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2019

Investments	Principal Amount	Value

U.S. CORPORATE BONDS – 97.6%

United States – 97.6%

Acadia Healthcare Co., Inc. 5.63%, 2/15/23	$50,000	$51,063

ADT Security Corp. (The) 6.25%, 10/15/21	48,000	51,000
4.13%, 6/15/23	75,000	75,135
4.88%, 7/15/32(a)	103,000	89,352

AECOM 5.88%, 10/15/24	30,000	32,603
5.13%, 3/15/27	25,000	26,125

AES Corp. 5.50%, 4/15/25	50,000	52,063
6.00%, 5/15/26	33,000	35,145

AMC Networks, Inc. 5.00%, 4/1/24	50,000	51,563

American Axle & Manufacturing, Inc. 6.25%, 4/1/25	50,000	49,938

AmeriGas Partners L.P. 5.50%, 5/20/25	50,000	52,875
5.88%, 8/20/26	91,000	96,915

Amkor Technology, Inc. 6.63%, 9/15/27(a)	30,000	29,966

Aramark Services, Inc. 4.75%, 6/1/26	50,000	51,000

Arconic, Inc. 5.13%, 10/1/24	100,000	105,678

Asbury Automotive Group, Inc. 6.00%, 12/15/24	100,000	104,000

Ashland LLC 4.75%, 8/15/22	139,000	145,776

B&G Foods, Inc. 5.25%, 4/1/25	156,000	158,145

Bausch Health Americas, Inc. 9.25%, 4/1/26(a)	100,000	112,130

BBA US Holdings, Inc. 5.38%, 5/1/26(a)	50,000	52,000

Beacon Roofing Supply, Inc. 4.88%, 11/1/25(a)	159,000	158,006

Berry Global, Inc. 5.13%, 7/15/23	100,000	102,605
4.50%, 2/15/26(a)	50,000	49,375

Boyd Gaming Corp. 6.88%, 5/15/23	98,000	101,552
6.38%, 4/1/26	50,000	53,081

Cablevision Systems Corp. 5.88%, 9/15/22	39,000	41,048

California Resources Corp. 8.00%, 12/15/22(a)(b)	180,000	136,575

CCO Holdings LLC 5.25%, 3/15/21	104,000	104,520
5.13%, 5/1/23(a)	34,000	34,797
5.38%, 5/1/25(a)	50,000	51,813
5.13%, 5/1/27(a)	125,000	129,732

CDK Global, Inc. 5.00%, 10/15/24	37,000	38,850
4.88%, 6/1/27	50,000	51,962
Investments	Principal Amount	Value

CDW LLC 5.00%, 9/1/25	$30,000	$31,331

Cengage Learning, Inc. 9.50%, 6/15/24(a)	50,000	47,875

Centene Corp. 5.63%, 2/15/21	102,000	104,040

CenturyLink, Inc. 5.80%, 3/15/22, Series T	50,000	52,375
6.75%, 12/1/23, Series W(b)	36,000	38,925
7.50%, 4/1/24, Series Y(b)	95,000	105,331
5.63%, 4/1/25	50,000	51,125

Change Healthcare Holdings LLC 5.75%, 3/1/25(a)	104,000	105,950

Chemours Co. (The) 6.63%, 5/15/23	170,000	176,480

Clean Harbors, Inc. 5.13%, 6/1/21	103,000	103,257

Clearway Energy Operating LLC 5.38%, 8/15/24	50,000	51,125

Cleveland-Cliffs, Inc. 5.75%, 3/1/25	108,000	107,730

Cloud Crane LLC 10.13%, 8/1/24(a)	50,000	53,875

CommScope Technologies LLC 6.00%, 6/15/25(a)	65,000	61,244
5.00%, 3/15/27(a)	119,000	104,125

CommScope, Inc. 5.50%, 6/15/24(a)	50,000	47,950

Community Health Systems, Inc. 7.13%, 7/15/20	50,000	47,875
6.25%, 3/31/23	183,000	176,824

Consolidated Communications, Inc. 6.50%, 10/1/22	165,000	154,636

Coty, Inc. 6.50%, 4/15/26(a)(b)	86,000	83,957

Crestwood Midstream Partners L.P. 5.75%, 4/1/25	75,000	76,312

Crown Americas LLC 4.75%, 2/1/26	50,000	51,500

CSC Holdings LLC 5.25%, 6/1/24	75,000	78,094
5.38%, 2/1/28(a)	200,000	208,250

DaVita, Inc. 5.75%, 8/15/22	100,000	101,250
5.00%, 5/1/25	107,000	106,037

Dell International LLC 7.13%, 6/15/24(a)	50,000	52,787

Denbury Resources, Inc. 9.00%, 5/15/21(a)	67,000	66,330

Diamond Offshore Drilling, Inc. 7.88%, 8/15/25	50,000	47,750
4.88%, 11/1/43	50,000	31,250

Diamond Resorts International, Inc. 10.75%, 9/1/24(a)(b)	86,000	85,140

DISH DBS Corp. 5.13%, 5/1/20	50,000	50,375

See Notes to Financial Statements.

92	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Fundamental U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2019

Investments	Principal Amount	Value
5.00%, 3/15/23	$76,000	$73,720
5.88%, 11/15/24	25,000	23,750
7.75%, 7/1/26	117,000	113,782

DPL, Inc. 7.25%, 10/15/21	24,000	25,890

Eldorado Resorts, Inc. 6.00%, 4/1/25	50,000	52,812

Encompass Health Corp. 5.75%, 11/1/24	46,000	47,014

Energizer Holdings, Inc. 5.50%, 6/15/25(a)	50,000	50,750

Equinix, Inc. 5.88%, 1/15/26	50,000	53,062

ESH Hospitality, Inc. 5.25%, 5/1/25(a)	50,000	51,313

Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/25(a)	50,000	52,125

First Data Corp. 5.38%, 8/15/23(a)	101,000	102,944

Freeport-McMoRan, Inc. 3.88%, 3/15/23	50,000	50,125
4.55%, 11/14/24	106,000	108,623
5.40%, 11/14/34	50,000	48,125
5.45%, 3/15/43	50,000	46,000

Frontier Communications Corp. 6.88%, 1/15/25	75,000	42,375
11.00%, 9/15/25	208,000	130,000

GLP Capital L.P. 5.38%, 4/15/26	50,000	54,197

Golden Nugget, Inc. 6.75%, 10/15/24(a)	50,000	51,625
8.75%, 10/1/25(a)	50,000	52,625

Gray Television, Inc. 5.13%, 10/15/24(a)	38,000	38,808
5.88%, 7/15/26(a)	125,000	130,000

Griffon Corp. 5.25%, 3/1/22	50,000	49,938

GTT Communications, Inc. 7.88%, 12/31/24(a)(b)	13,000	10,693

Hanesbrands, Inc. 4.88%, 5/15/26(a)	155,000	161,570

HCA, Inc. 4.75%, 5/1/23	147,000	157,487
5.00%, 3/15/24	33,000	35,989
5.25%, 6/15/26	50,000	55,437
5.63%, 9/1/28	100,000	108,500

Hilton Worldwide Finance LLC 4.63%, 4/1/25	40,000	41,050
4.88%, 4/1/27	50,000	51,860

Holly Energy Partners L.P. 6.00%, 8/1/24(a)	50,000	52,250

Hologic, Inc. 4.38%, 10/15/25(a)	104,000	105,950

Hughes Satellite Systems Corp. 5.25%, 8/1/26	50,000	51,563
6.63%, 8/1/26	155,000	163,331
Investments	Principal Amount	Value

IQVIA, Inc. 4.88%, 5/15/23(a)	$38,000	$39,045

Iron Mountain, Inc. 5.25%, 3/15/28(a)	100,000	100,625

j2 Cloud Services LLC 6.00%, 7/15/25(a)	50,000	52,562

JBS USA LUX S.A. 5.75%, 6/15/25(a)	100,000	104,375

KFC Holding Co. 4.75%, 6/1/27(a)	50,000	51,375

Koppers, Inc. 6.00%, 2/15/25(a)	50,000	47,125

L Brands, Inc. 6.88%, 11/1/35	192,000	171,717

Ladder Capital Finance Holdings LLLP 5.25%, 3/15/22(a)	50,000	51,125

Lamar Media Corp. 5.38%, 1/15/24	50,000	51,688

Lamb Weston Holdings, Inc. 4.63%, 11/1/24(a)	5,000	5,206

Level 3 Financing, Inc. 5.38%, 5/1/25	50,000	51,750

LKQ Corp. 4.75%, 5/15/23	55,000	55,825

LPL Holdings, Inc. 5.75%, 9/15/25(a)	50,000	51,313

Mattel, Inc. 6.75%, 12/31/25(a)	50,000	51,563

MDC Partners, Inc. 6.50%, 5/1/24(a)	122,000	112,723

MEDNAX, Inc. 5.25%, 12/1/23(a)	152,000	150,480

Meredith Corp. 6.88%, 2/1/26	50,000	53,306

MGM Resorts International 4.63%, 9/1/26	100,000	101,000

MPT Operating Partnership L.P. 5.25%, 8/1/26	40,000	41,850
5.00%, 10/15/27	50,000	51,625

Navient Corp. 6.13%, 3/25/24	122,000	125,660
5.88%, 10/25/24	36,000	36,585
6.75%, 6/25/25	50,000	51,875
6.75%, 6/15/26	97,000	100,880

NCR Corp. 5.00%, 7/15/22	75,000	76,009

Nexstar Broadcasting, Inc. 5.63%, 8/1/24(a)	100,000	103,846

NextEra Energy Operating Partners L.P. 4.25%, 9/15/24(a)	50,000	50,453

Nielsen Finance LLC 5.00%, 4/15/22(a)	100,000	100,250

Novelis Corp. 6.25%, 8/15/24(a)	50,000	52,548

NRG Energy, Inc. 7.25%, 5/15/26	75,000	82,875
5.75%, 1/15/28	10,000	10,763

See Notes to Financial Statements.

WisdomTree Trust	93

Schedule of Investments (continued)

WisdomTree Fundamental U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2019

Investments	Principal Amount	Value

Nuance Communications, Inc. 5.63%, 12/15/26	$50,000	$52,265

Olin Corp. 5.13%, 9/15/27	100,000	103,125

Owens-Brockway Glass Container, Inc. 5.88%, 8/15/23(a)	50,000	54,115

Party City Holdings, Inc. 6.63%, 8/1/26(a)	30,000	29,175

PBF Holding Co. LLC 7.00%, 11/15/23	75,000	78,188
7.25%, 6/15/25	100,000	105,125

PBF Logistics L.P. 6.88%, 5/15/23	50,000	51,813

Peabody Energy Corp. 6.00%, 3/31/22(a)	35,000	35,963
6.38%, 3/31/25(a)	50,000	50,750

Pilgrim’s Pride Corp. 5.75%, 3/15/25(a)	50,000	50,875
5.88%, 9/30/27(a)	102,000	106,080

Pitney Bowes, Inc. 3.88%, 10/1/21	46,000	45,310
4.63%, 3/15/24	50,000	45,375

Post Holdings, Inc. 5.00%, 8/15/26(a)	41,000	41,718
5.75%, 3/1/27(a)	100,000	103,750
5.63%, 1/15/28(a)	50,000	51,563

PulteGroup, Inc. 5.50%, 3/1/26	50,000	54,187
5.00%, 1/15/27	75,000	78,923

Rayonier AM Products, Inc. 5.50%, 6/1/24(a)	50,000	43,000

RBS Global, Inc. 4.88%, 12/15/25(a)	50,000	50,875

Realogy Group LLC 4.88%, 6/1/23(a)(b)	164,000	148,420

SBA Communications Corp. 4.88%, 9/1/24	55,000	56,856

Scientific Games International, Inc. 10.00%, 12/1/22	58,000	61,045
5.00%, 10/15/25(a)	106,000	107,325

Sinclair Television Group, Inc. 5.63%, 8/1/24(a)	50,000	51,250

Sirius XM Radio, Inc. 6.00%, 7/15/24(a)	115,000	118,622
5.38%, 7/15/26(a)	50,000	52,000

Six Flags Entertainment Corp. 4.88%, 7/31/24(a)	95,000	96,722

Spectrum Brands, Inc. 5.75%, 7/15/25	50,000	52,187

Springleaf Finance Corp. 7.75%, 10/1/21	60,000	65,850
5.63%, 3/15/23	37,000	39,405
6.88%, 3/15/25	50,000	54,874
7.13%, 3/15/26	103,000	113,042

Steel Dynamics, Inc. 5.13%, 10/1/21	101,000	102,179
Investments	Principal Amount	Value

Suburban Propane Partners L.P. 5.50%, 6/1/24	$50,000	$50,500

SunCoke Energy Partners L.P. 7.50%, 6/15/25(a)	50,000	49,000

Symantec Corp. 5.00%, 4/15/25(a)	50,000	51,293

T-Mobile USA, Inc. 6.00%, 3/1/23	89,000	91,225
6.50%, 1/15/24	100,000	103,750
6.00%, 4/15/24	35,000	36,575
5.13%, 4/15/25	50,000	52,226

Tallgrass Energy Partners L.P. 5.50%, 9/15/24(a)	35,000	36,313
5.50%, 1/15/28(a)	50,000	50,813

Teleflex, Inc. 4.63%, 11/15/27	50,000	51,625

Tenet Healthcare Corp. 4.38%, 10/1/21	34,000	34,723
6.75%, 6/15/23	200,000	201,500
5.13%, 5/1/25	50,000	50,375

Tenneco, Inc. 5.00%, 7/15/26	174,000	140,940

TransDigm, Inc. 6.00%, 7/15/22	18,000	18,225
6.50%, 7/15/24	50,000	50,750
6.50%, 5/15/25	10,000	10,153
6.38%, 6/15/26	75,000	75,844

Transocean, Inc. 7.50%, 1/15/26(a)	155,000	148,412

TreeHouse Foods, Inc. 6.00%, 2/15/24(a)	69,000	71,932

Tribune Media Co. 5.88%, 7/15/22	19,000	19,426

United Rentals North America, Inc. 4.63%, 10/15/25	50,000	50,938
5.88%, 9/15/26	90,000	96,187
4.88%, 1/15/28	108,000	110,430

United States Steel Corp. 6.88%, 8/15/25	100,000	95,000
6.25%, 3/15/26	113,000	100,994

Uniti Group L.P. 6.00%, 4/15/23(a)	108,000	102,870

US Concrete, Inc. 6.38%, 6/1/24	50,000	52,250

Vector Group Ltd. 6.13%, 2/1/25(a)	117,000	109,018

VeriSign, Inc. 5.25%, 4/1/25	50,000	53,562
4.75%, 7/15/27	37,000	38,665

VFH Parent LLC 6.75%, 6/15/22(a)	50,000	51,834

WellCare Health Plans, Inc. 5.25%, 4/1/25	50,000	52,312

WESCO Distribution, Inc. 5.38%, 12/15/21	50,000	50,563

Western Digital Corp. 4.75%, 2/15/26	210,000	206,545

See Notes to Financial Statements.

94	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Fundamental U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2019

Investments	Principal Amount	Value

Wynn Las Vegas LLC 4.25%, 5/30/23(a)	$75,000	$75,094
5.50%, 3/1/25(a)	106,000	109,742

XPO Logistics, Inc. 6.13%, 9/1/23(a)	50,000	51,938
Zayo Group LLC 5.75%, 1/15/27(a)	150,000	153,207
TOTAL U.S. CORPORATE BONDS (Cost: $14,678,599)		15,079,499

FOREIGN CORPORATE BOND – 0.3%

United Kingdom – 0.3%

Avon International Operations, Inc. 7.88%, 8/15/22(a)
(Cost: $51,309)	50,000	52,125

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.3%

United States – 3.3%

State Street Navigator Securities Lending Government Money Market Portfolio, 2.36%(c)
(Cost: $514,213)(d)	514,213	514,213

TOTAL INVESTMENTS IN SECURITIES – 101.2% (Cost: $15,244,121)		15,645,837

Other Assets less Liabilities – (1.2)%		(192,389)

NET ASSETS – 100.0%		$15,453,448
(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Security, or portion thereof, was on loan at June 30, 2019 (See Note 2).

(c)	Rate shown represents annualized 7-day yield as of June 30, 2019.

(d)

At June 30, 2019, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $500,695 and the total market value of the collateral held by the Fund was $514,213.

See Notes to Financial Statements.

WisdomTree Trust	95

Schedule of Investments

WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2019

Investments	Principal Amount	Value

U.S. CORPORATE BONDS – 94.2%

United States – 94.2%

Abbott Laboratories 2.90%, 11/30/21	$30,000	$30,508

AbbVie, Inc. 2.85%, 5/14/23	51,000	51,486

Altria Group, Inc. 4.00%, 1/31/24	28,000	29,363

American Express Co. 2.50%, 8/1/22	39,000	39,262

American Honda Finance Corp. 2.45%, 9/24/20	49,000	49,112

American International Group, Inc. 3.38%, 8/15/20	48,000	48,535
3.30%, 3/1/21	86,000	87,188

Amgen, Inc. 3.88%, 11/15/21	47,000	48,520

Analog Devices, Inc. 2.50%, 12/5/21	10,000	10,033

Anthem, Inc. 3.13%, 5/15/22	24,000	24,448

Apple, Inc. 2.25%, 2/23/21(a)	63,000	63,245

AT&T, Inc. 3.00%, 2/15/22	101,000	102,654
3.60%, 2/17/23	29,000	30,120

Bank of America Corp. 5.70%, 1/24/22	53,000	57,532
3.30%, 1/11/23	23,000	23,724

Bank of New York Mellon Corp. (The) 2.05%, 5/3/21	114,000	113,809

Baxter International, Inc. 1.70%, 8/15/21	22,000	21,742

Block Financial LLC 5.50%, 11/1/22	11,000	11,742

BP Capital Markets America, Inc. 3.79%, 2/6/24	21,000	22,250

Broadcom Corp. 2.65%, 1/15/23	36,000	35,516
3.63%, 1/15/24	17,000	17,173

Burlington Northern Santa Fe LLC 3.45%, 9/15/21	34,000	34,838

Campbell Soup Co. 3.65%, 3/15/23	23,000	23,695

Capital One Financial Corp. 4.75%, 7/15/21	59,000	61,695

CBS Corp. 2.50%, 2/15/23	28,000	27,868

Celgene Corp. 2.88%, 8/15/20	52,000	52,287
3.25%, 2/20/23	13,000	13,335

Chevron Corp. 1.96%, 3/3/20	25,000	24,955

Cisco Systems, Inc. 2.60%, 2/28/23	17,000	17,268
Investments	Principal Amount	Value

Citigroup, Inc. 2.65%, 10/26/20	$96,000	$96,358
2.70%, 3/30/21	23,000	23,126
2.75%, 4/25/22	34,000	34,324

Comcast Cable Communications Holdings, Inc. 9.46%, 11/15/22	14,000	17,255

Comcast Corp. 2.75%, 3/1/23	29,000	29,447

Conagra Brands, Inc. 3.20%, 1/25/23	14,000	14,249

Consolidated Edison, Inc. 2.00%, 5/15/21	75,000	74,657

Constellation Brands, Inc. 3.75%, 5/1/21	50,000	51,116

Continental Resources, Inc. 4.50%, 4/15/23	20,000	21,031

CVS Health Corp. 2.80%, 7/20/20	120,000	120,329
3.70%, 3/9/23	45,000	46,568

Discover Financial Services 3.85%, 11/21/22	17,000	17,740

Dominion Energy, Inc. 2.58%, 7/1/20	49,000	48,940

Duke Energy Corp. 2.40%, 8/15/22	32,000	32,002

DuPont de Nemours, Inc. 4.21%, 11/15/23	17,000	18,210

eBay, Inc. 2.60%, 7/15/22	22,000	22,055

Edison International 2.13%, 4/15/20	11,000	10,953

Enterprise Products Operating LLC 3.90%, 2/15/24	22,000	23,319

Exelon Corp. 3.50%, 6/1/22	44,000	45,094

Express Scripts Holding Co. 2.60%, 11/30/20	31,000	31,092
3.00%, 7/15/23	23,000	23,298

Exxon Mobil Corp. 2.73%, 3/1/23	25,000	25,549

Fifth Third Bancorp 2.60%, 6/15/22	36,000	36,261

General Dynamics Corp. 2.25%, 11/15/22	19,000	19,096

General Mills, Inc. 2.60%, 10/12/22	25,000	25,110

General Motors Financial Co., Inc. 3.45%, 1/14/22	64,000	64,938
3.70%, 5/9/23	67,000	68,020

Gilead Sciences, Inc. 4.40%, 12/1/21	35,000	36,627

Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20	25,000	25,551

Hewlett Packard Enterprise Co. 3.60%, 10/15/20	46,000	46,614

See Notes to Financial Statements.

96	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2019

Investments	Principal Amount	Value

HP, Inc. 4.30%, 6/1/21	$36,000	$37,258

HSBC USA, Inc. 2.35%, 3/5/20	100,000	100,025

Huntington Bancshares, Inc. 3.15%, 3/14/21	29,000	29,369

Intel Corp. 2.88%, 5/11/24	22,000	22,660

International Business Machines Corp. 2.85%, 5/13/22	100,000	101,743

Interpublic Group of Cos., Inc. (The) 4.20%, 4/15/24	21,000	22,625

JPMorgan Chase & Co. 2.75%, 6/23/20	128,000	128,531
4.40%, 7/22/20	71,000	72,591
2.97%, 1/15/23	36,000	36,547

KeyCorp 5.10%, 3/24/21	27,000	28,237

Kimco Realty Corp. 3.13%, 6/1/23	19,000	19,337

Kraft Heinz Foods Co. 2.80%, 7/2/20	39,000	39,051
3.50%, 7/15/22	29,000	29,694

Kroger Co. (The) 3.40%, 4/15/22	26,000	26,628

Laboratory Corp. of America Holdings 3.20%, 2/1/22	26,000	26,436

Lockheed Martin Corp. 2.50%, 11/23/20	155,000	155,658

Macy’s Retail Holdings, Inc. 2.88%, 2/15/23	28,000	27,437

Marriott International, Inc. 2.30%, 1/15/22	27,000	26,921

Marsh & McLennan Cos., Inc. 3.88%, 3/15/24	21,000	22,300

McDonald’s Corp. 2.63%, 1/15/22	31,000	31,353

McKesson Corp. 2.85%, 3/15/23	13,000	13,107

Medtronic, Inc. 3.15%, 3/15/22	26,000	26,740

Molson Coors Brewing Co. 2.10%, 7/15/21	15,000	14,905

Morgan Stanley 5.50%, 7/28/21	81,000	86,087
2.75%, 5/19/22	40,000	40,435
3.13%, 1/23/23	62,000	63,443

MPLX L.P. 4.50%, 7/15/23	29,000	30,781

NBCUniversal Media LLC 4.38%, 4/1/21	41,000	42,531

Newell Brands, Inc. 3.85%, 4/1/23	23,000	23,353

NextEra Energy Capital Holdings, Inc. 3.15%, 4/1/24	33,000	33,951
Investments	Principal Amount	Value

Northrop Grumman Corp. 2.55%, 10/15/22	$23,000	$23,057

NVIDIA Corp. 2.20%, 9/16/21	15,000	14,967

Omnicom Group, Inc. 4.45%, 8/15/20	40,000	40,904

Oracle Corp. 3.88%, 7/15/20	26,000	26,460
3.63%, 7/15/23	22,000	23,214

PepsiCo, Inc. 2.75%, 3/1/23	25,000	25,554

Philip Morris International, Inc. 2.38%, 8/17/22	21,000	21,020

Phillips 66 4.30%, 4/1/22	16,000	16,857

Public Service Enterprise Group, Inc. 2.65%, 11/15/22	25,000	25,074

Republic Services, Inc. 3.55%, 6/1/22	25,000	25,784

Reynolds American, Inc. 4.00%, 6/12/22	26,000	27,004

Roper Technologies, Inc. 3.13%, 11/15/22	10,000	10,172

Santander Holdings USA, Inc. 3.40%, 1/18/23	25,000	25,386

Sempra Energy 2.90%, 2/1/23	32,000	32,290

Sherwin-Williams Co. (The) 2.25%, 5/15/20	24,000	23,961

Starbucks Corp. 3.10%, 3/1/23	13,000	13,380

Synchrony Financial 2.70%, 2/3/20	95,000	95,020

Tech Data Corp. 3.70%, 2/15/22	30,000	30,526

Thermo Fisher Scientific, Inc. 3.30%, 2/15/22	39,000	39,947

Toyota Motor Credit Corp. 3.30%, 1/12/22	36,000	37,030

TWDC Enterprises 18 Corp. 2.35%, 12/1/22	26,000	26,200

United Parcel Service, Inc. 3.13%, 1/15/21	73,000	74,101

United Technologies Corp. 3.10%, 6/1/22	27,000	27,633
3.65%, 8/16/23	33,000	34,584

UnitedHealth Group, Inc. 1.95%, 10/15/20	39,000	38,849

Verizon Communications, Inc. 5.15%, 9/15/23	34,000	37,988

Viacom, Inc. 4.50%, 3/1/21	45,000	46,394

Walgreens Boots Alliance, Inc. 2.70%, 11/18/19	45,000	45,010

Walmart, Inc. 3.40%, 6/26/23	22,000	23,138

See Notes to Financial Statements.

WisdomTree Trust	97

Schedule of Investments (concluded)

WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2019

Investments	Principal Amount	Value

Wells Fargo & Co. 2.55%, 12/7/20	$35,000	$35,110
4.60%, 4/1/21	64,000	66,452
3.75%, 1/24/24	34,000	35,770
TOTAL U.S. CORPORATE BONDS (Cost: $4,692,496)		4,751,402

FOREIGN CORPORATE BONDS – 3.1%

Germany – 2.7%

Deutsche Bank AG 2.70%, 7/13/20	36,000	35,855
4.25%, 10/14/21	100,000	101,412

Total Germany		137,267

Switzerland – 0.4%

Novartis Capital Corp. 2.40%, 5/17/22	20,000	20,176
TOTAL FOREIGN CORPORATE BONDS (Cost: $154,757)		157,443

U.S. GOVERNMENT OBLIGATIONS – 0.8%

U.S. Treasury Note – 0.8%

U.S. Treasury Note 2.63%, 8/31/20 (Cost: $40,913)	41,000	41,341

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%

United States – 0.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 2.36%(b)
(Cost: $3,098)(c)	3,098	3,098

TOTAL INVESTMENTS IN SECURITIES – 98.2% (Cost: $4,891,264)		4,953,284

Other Assets less Liabilities – 1.8%		89,904

NET ASSETS – 100.0%		$5,043,188
(a)	Security, or portion thereof, was on loan at June 30, 2019 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of June 30, 2019.

(c)	At June 30, 2019, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $3,012 and the total market value of the collateral held by the Fund was $3,098.

See Notes to Financial Statements.

98	WisdomTree Trust

Schedule of Investments

WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund (SFHY)

June 30, 2019

Investments	Principal Amount	Value

U.S. CORPORATE BONDS – 97.0%

United States – 97.0%

Acadia Healthcare Co., Inc. 5.63%, 2/15/23	$150,000	$153,187

ADT Security Corp. (The) 6.25%, 10/15/21	125,000	132,813
4.13%, 6/15/23	67,000	67,121

AES Corp. 4.88%, 5/15/23	223,000	227,469

AMC Networks, Inc. 5.00%, 4/1/24	50,000	51,563

American Axle & Manufacturing, Inc. 6.63%, 10/15/22	190,000	193,800

Arconic, Inc. 5.40%, 4/15/21	190,000	197,023

B&G Foods, Inc. 4.63%, 6/1/21	50,000	50,250

Berry Global, Inc. 5.50%, 5/15/22	242,000	245,630

Cablevision Systems Corp. 5.88%, 9/15/22	311,000	327,327

California Resources Corp. 8.00%, 12/15/22(a)(b)	200,000	151,750

CCO Holdings LLC 5.25%, 3/15/21	121,000	121,605
5.13%, 2/15/23	145,000	147,654
4.00%, 3/1/23(b)	177,000	177,830

Centene Corp. 5.63%, 2/15/21	429,000	437,580

CenturyLink, Inc. 5.80%, 3/15/22, Series T	293,000	306,917

Chemours Co. (The) 6.63%, 5/15/23	75,000	77,859

Clean Harbors, Inc. 5.13%, 6/1/21	316,000	316,790

Cogent Communications Group, Inc. 5.38%, 3/1/22(b)	228,000	237,120

CommScope, Inc. 5.00%, 6/15/21(b)	100,000	100,125

Community Health Systems, Inc. 5.13%, 8/1/21	199,000	195,269
6.25%, 3/31/23	277,000	267,651

Consolidated Communications, Inc. 6.50%, 10/1/22	206,000	193,061

Crestwood Midstream Partners L.P. 6.25%, 4/1/23	270,000	276,750

Crown Americas LLC 4.50%, 1/15/23	150,000	156,562

CSC Holdings LLC 6.75%, 11/15/21	166,000	178,035

DaVita, Inc. 5.75%, 8/15/22	150,000	151,875

DCP Midstream Operating L.P. 3.88%, 3/15/23	50,000	50,500

Dell International LLC 5.88%, 6/15/21(b)	249,000	253,220
Investments	Principal Amount	Value

Denbury Resources, Inc. 9.00%, 5/15/21(b)	$150,000	$148,500
9.25%, 3/31/22(b)	142,000	133,835

Diamond Resorts International, Inc. 7.75%, 9/1/23(b)	171,000	176,771

DISH DBS Corp. 5.13%, 5/1/20	50,000	50,375
5.88%, 7/15/22	198,000	201,712
5.00%, 3/15/23	268,000	259,960

DPL, Inc. 7.25%, 10/15/21	2,000	2,158

Edgewell Personal Care Co. 4.70%, 5/24/22	24,000	24,330

EMC Corp. 3.38%, 6/1/23	205,000	204,110

Endo Finance LLC 5.75%, 1/15/22(b)	213,000	186,907
5.38%, 1/15/23(b)	153,000	110,925

Ferrellgas L.P. 6.75%, 1/15/22(a)	145,000	129,050

First Data Corp. 5.38%, 8/15/23(b)	219,000	223,216

Forum Energy Technologies, Inc. 6.25%, 10/1/21	225,000	204,750

Freeport-McMoRan, Inc. 3.55%, 3/1/22	150,000	150,938
3.88%, 3/15/23	301,000	301,752

Frontier Communications Corp. 8.75%, 4/15/22(a)	50,000	32,250
10.50%, 9/15/22	200,000	136,500
7.13%, 1/15/23	301,000	181,352

Gap, Inc. (The) 5.95%, 4/12/21	50,000	52,236

Genworth Holdings, Inc. 4.90%, 8/15/23	140,000	121,100

Global Partners L.P. 6.25%, 7/15/22	279,000	283,185

Goodyear Tire & Rubber Co. (The) 5.13%, 11/15/23(a)	225,000	228,656

Griffon Corp. 5.25%, 3/1/22	327,000	326,591

HCA Healthcare, Inc. 6.25%, 2/15/21	69,000	72,450

HCA, Inc. 7.50%, 2/15/22	43,000	47,515
5.88%, 3/15/22	115,000	125,722
5.88%, 5/1/23	180,000	196,178

Hill-Rom Holdings, Inc. 5.75%, 9/1/23(b)	170,000	176,128

Hughes Satellite Systems Corp. 7.63%, 6/15/21	53,000	56,843
6.63%, 8/1/26	50,000	52,688

Huntsman International LLC 5.13%, 11/15/22	70,000	74,063

IQVIA, Inc. 4.88%, 5/15/23(b)	100,000	102,750

See Notes to Financial Statements.

WisdomTree Trust	99

Schedule of Investments (continued)

WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund (SFHY)

June 30, 2019

Investments	Principal Amount	Value

L Brands, Inc. 5.63%, 10/15/23	$243,000	$253,204

Lamar Media Corp. 5.38%, 1/15/24	30,000	31,013

Lee Enterprises, Inc. 9.50%, 3/15/22(b)	30,000	30,675

Level 3 Financing, Inc. 5.38%, 8/15/22	172,000	172,645
5.63%, 2/1/23	145,000	147,169

Level 3 Parent LLC 5.75%, 12/1/22	49,000	49,551

Martin Midstream Partners L.P. 7.25%, 2/15/21(a)	274,000	272,959

Men’s Wearhouse, Inc. (The) 7.00%, 7/1/22	192,000	185,760

MGM Resorts International 6.00%, 3/15/23	315,000	342,169

Molina Healthcare, Inc. 5.38%, 11/15/22	194,000	202,487

Murphy Oil USA, Inc. 6.00%, 8/15/23	153,000	157,781

National CineMedia LLC 6.00%, 4/15/22	2,000	2,025

Navient Corp. 6.50%, 6/15/22	199,000	211,883
5.50%, 1/25/23	118,000	121,688
7.25%, 9/25/23	122,000	130,693

NCR Corp. 5.00%, 7/15/22	423,000	428,694

Newmark Group, Inc. 6.13%, 11/15/23	241,000	255,179

Nexstar Broadcasting, Inc. 5.88%, 11/15/22	30,000	30,750

Nielsen Finance LLC 5.00%, 4/15/22(b)	197,000	197,492

PBF Holding Co. LLC 7.00%, 11/15/23	220,000	229,352

PBF Logistics L.P. 6.88%, 5/15/23	260,000	269,425

Peabody Energy Corp. 6.00%, 3/31/22(b)	302,000	310,305

Pitney Bowes, Inc. 3.88%, 10/1/21	49,000	48,265
4.63%, 5/15/22	161,000	154,962
4.70%, 4/1/23	262,000	248,245

Plantronics, Inc. 5.50%, 5/31/23(b)	150,000	149,625

Realogy Group LLC 4.88%, 6/1/23(a)(b)	234,000	211,770

Rite Aid Corp. 6.13%, 4/1/23(b)	125,000	105,938

RR Donnelley & Sons Co. 7.88%, 3/15/21	16,000	16,400

Sabre GLBL, Inc. 5.38%, 4/15/23(b)	175,000	179,812
Investments	Principal Amount	Value

Scientific Games International, Inc. 10.00%, 12/1/22	$201,000	$211,552

Sealed Air Corp. 4.88%, 12/1/22(b)	193,000	203,132

Select Medical Corp. 6.38%, 6/1/21	143,000	143,372

Service Corp. International 5.38%, 1/15/22	57,000	57,177

SESI LLC 7.13%, 12/15/21	50,000	35,375

Sirius XM Radio, Inc. 3.88%, 8/1/22(b)	172,000	173,290
4.63%, 5/15/23(b)	43,000	43,645

Spectrum Brands, Inc. 6.63%, 11/15/22	59,000	60,564

Springleaf Finance Corp. 6.13%, 5/15/22	429,000	462,247

Steel Dynamics, Inc. 5.13%, 10/1/21	46,000	46,537
5.25%, 4/15/23	85,000	86,594

T-Mobile USA, Inc. 4.00%, 4/15/22(a)	150,000	153,750

TEGNA, Inc. 6.38%, 10/15/23	75,000	77,531

Tenet Healthcare Corp. 6.00%, 10/1/20	50,000	51,659
4.38%, 10/1/21	38,000	38,808
8.13%, 4/1/22	171,000	179,977
6.75%, 6/15/23	175,000	176,312

Titan International, Inc. 6.50%, 11/30/23	134,000	116,915

Toll Brothers Finance Corp. 5.88%, 2/15/22	76,000	81,035
4.38%, 4/15/23	125,000	129,844

TransDigm, Inc. 6.00%, 7/15/22	412,000	417,150

Tribune Media Co. 5.88%, 7/15/22	150,000	153,360

Triumph Group, Inc. 4.88%, 4/1/21	341,000	337,590

Univar USA, Inc. 6.75%, 7/15/23(a)(b)	130,000	133,088

Vista Outdoor, Inc. 5.88%, 10/1/23(a)	131,000	128,435

Wynn Las Vegas LLC 4.25%, 5/30/23(b)	50,000	50,063

XPO Logistics, Inc. 6.13%, 9/1/23(b)	119,000	123,611

Zayo Group LLC 6.00%, 4/1/23	315,000	323,662
TOTAL U.S. CORPORATE BONDS (Cost: $19,413,242)		19,564,023

FOREIGN CORPORATE BONDS – 1.2%

Israel – 0.1%

Teva Pharmaceutical Finance IV LLC 2.25%, 3/18/20	30,000	29,813

See Notes to Financial Statements.

100	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund (SFHY)

June 30, 2019

Investments	Principal Amount	Value

United Kingdom – 1.1%

Avon International Operations, Inc. 7.88%, 8/15/22(b)	$207,000	$215,797
TOTAL FOREIGN CORPORATE BONDS (Cost: $241,796)		245,610

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 5.0%

United States – 5.0%

State Street Navigator Securities Lending Government Money Market Portfolio, 2.36%(c)
(Cost: $1,010,193)(d)	1,010,193	1,010,193

TOTAL INVESTMENTS IN SECURITIES – 103.2% (Cost: $20,665,231)		20,819,826

Other Assets less Liabilities – (3.2)%		(638,540)

NET ASSETS – 100.0%		$20,181,286
(a)	Security, or portion thereof, was on loan at June 30, 2019 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of June 30, 2019.

(d)

At June 30, 2019, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $977,176 and the total market value of the collateral held by the Fund was $1,010,193.

See Notes to Financial Statements.

WisdomTree Trust	101

Schedule of Investments

WisdomTree Dynamic Bearish U.S. Equity Fund (DYB)

June 30, 2019

Investments	Shares	Value

COMMON STOCKS – 104.6%

United States – 104.6%

Aerospace & Defense – 1.9%

Boeing Co. (The)	180	$65,522

Lockheed Martin Corp.	262	95,247

Total Aerospace & Defense		160,769

Air Freight & Logistics – 2.2%

C.H. Robinson Worldwide, Inc.	1,466	123,657

United Parcel Service, Inc. Class B	640	66,093

Total Air Freight & Logistics		189,750

Automobiles – 0.7%

Harley-Davidson, Inc.	1,647	59,012

Banks – 3.1%

Comerica, Inc.	1,066	77,434

East West Bancorp, Inc.	1,473	68,892

SVB Financial Group*	189	42,448

Western Alliance Bancorp*	1,798	80,407

Total Banks		269,181

Beverages – 0.8%

Brown-Forman Corp. Class B	1,187	65,795

Biotechnology – 2.9%

Biogen, Inc.*	200	46,774

Gilead Sciences, Inc.	1,491	100,732

Ligand Pharmaceuticals, Inc.*	302	34,474

United Therapeutics Corp.*	836	65,258

Total Biotechnology		247,238

Capital Markets – 3.9%

E*TRADE Financial Corp.	2,247	100,216

Franklin Resources, Inc.	3,684	128,203

Goldman Sachs Group, Inc. (The)	536	109,666

Total Capital Markets		338,085

Chemicals – 0.6%

Chemours Co. (The)	2,343	56,232

Communications Equipment – 3.5%

Cisco Systems, Inc.	2,161	118,272

Motorola Solutions, Inc.	830	138,386

Ubiquiti Networks, Inc.	361	47,471

Total Communications Equipment		304,129

Consumer Finance – 2.5%

Discover Financial Services	1,122	87,056

SLM Corp.	5,299	51,506

Synchrony Financial	2,152	74,610

Total Consumer Finance		213,172

Diversified Consumer Services – 1.1%

H&R Block, Inc.	3,375	98,888

Diversified Telecommunication Services – 2.0%

AT&T, Inc.	1,964	65,814

Verizon Communications, Inc.	1,889	107,918

Total Diversified Telecommunication Services		173,732
Investments	Shares	Value

Electric Utilities – 1.0%

PPL Corp.	2,687	$83,324

Electronic Equipment, Instruments & Components – 0.6%

Vishay Intertechnology, Inc.	2,989	49,378

Entertainment – 1.8%

Activision Blizzard, Inc.	1,901	89,727

Electronic Arts, Inc.*	661	66,933

Total Entertainment		156,660

Equity Real Estate Investment Trusts (REITs) – 4.1%

Lexington Realty Trust	15,011	141,254

Medical Properties Trust, Inc.	12,410	216,430

Total Equity Real Estate Investment Trusts (REITs)		357,684

Food Products – 3.0%

Cal-Maine Foods, Inc.	1,677	69,964

Hormel Foods Corp.	4,605	186,687

Total Food Products		256,651

Health Care Equipment & Supplies – 0.7%

Integer Holdings Corp.*	734	61,597

Health Care Providers & Services – 11.0%

AMN Healthcare Services, Inc.*	1,546	83,870

Encompass Health Corp.	1,608	101,883

HCA Healthcare, Inc.	708	95,700

Henry Schein, Inc.*	2,752	192,365

Laboratory Corp. of America Holdings*	704	121,722

MEDNAX, Inc.*	2,964	74,782

Quest Diagnostics, Inc.	1,846	187,941

Universal Health Services, Inc. Class B	741	96,619

Total Health Care Providers & Services		954,882

Hotels, Restaurants & Leisure – 2.1%

Cracker Barrel Old Country Store, Inc.(a)	676	115,413

Las Vegas Sands Corp.	1,132	66,890

Total Hotels, Restaurants & Leisure		182,303

Household Products – 2.8%

Clorox Co. (The)	427	65,378

Colgate-Palmolive Co.	802	57,479

WD-40 Co.	767	121,984

Total Household Products		244,841

Independent Power & Renewable Electricity Producers – 2.4%

AES Corp.	4,582	76,794

Clearway Energy, Inc. Class C	7,580	127,799

Total Independent Power & Renewable Electricity Producers		204,593

Insurance – 0.7%

American Equity Investment Life Holding Co.	2,114	57,416

Interactive Media & Services – 3.1%

Alphabet, Inc. Class A*	86	93,121

Cargurus, Inc.*	2,166	78,214

Facebook, Inc. Class A*	513	99,009

Total Interactive Media & Services		270,344

See Notes to Financial Statements.

102	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Bearish U.S. Equity Fund (DYB)

June 30, 2019

Investments	Shares	Value

Internet & Direct Marketing Retail – 0.9%

eBay, Inc.	1,936	$76,472

IT Services – 3.7%

Cognizant Technology Solutions Corp. Class A	1,503	95,275

EPAM Systems, Inc.*	352	60,931

Western Union Co. (The)	8,342	165,923

Total IT Services		322,129

Leisure Products – 0.7%

Polaris Industries, Inc.	621	56,654

Machinery – 2.9%

Cummins, Inc.	444	76,075

Fortive Corp.	1,029	83,884

Illinois Tool Works, Inc.	619	93,352

Total Machinery		253,311

Media – 4.4%

Omnicom Group, Inc.	3,914	320,752

TEGNA, Inc.	3,849	58,313

Total Media		379,065

Metals & Mining – 1.3%

Steel Dynamics, Inc.	3,799	114,730

Multiline Retail – 0.9%

Nordstrom, Inc.	2,414	76,910

Oil, Gas & Consumable Fuels – 5.4%

Anadarko Petroleum Corp.	2,086	147,188

Apache Corp.	1,570	45,483

CVR Energy, Inc.	1,739	86,933

Equitrans Midstream Corp.*	3,988	78,603

Occidental Petroleum Corp.	2,234	112,326

Total Oil, Gas & Consumable Fuels		470,533

Professional Services – 0.6%

Robert Half International, Inc.	894	50,967

Semiconductors & Semiconductor Equipment – 10.4%

Applied Materials, Inc.	1,485	66,691

Intel Corp.	3,822	182,959

KLA-Tencor Corp.	587	69,383

Lam Research Corp.	325	61,048

Maxim Integrated Products, Inc.	1,531	91,584

Micron Technology, Inc.*	1,303	50,283

NVIDIA Corp.	226	37,116

Skyworks Solutions, Inc.	1,277	98,674

Teradyne, Inc.	1,437	68,847

Texas Instruments, Inc.	981	112,580

Xilinx, Inc.	563	66,389

Total Semiconductors & Semiconductor Equipment		905,554

Software – 6.0%

Citrix Systems, Inc.	1,620	158,987

Fortinet, Inc.*	993	76,292
Investments	Shares	Value

Microsoft Corp.	1,174	$157,269

Oracle Corp.	2,298	130,917

Total Software		523,465

Specialty Retail – 2.3%

Best Buy Co., Inc.	838	58,434

Gap, Inc. (The)	3,925	70,532

Williams-Sonoma, Inc.	1,117	72,605

Total Specialty Retail		201,571

Technology Hardware, Storage & Peripherals – 0.6%

NetApp, Inc.	899	55,468

Textiles, Apparel & Luxury Goods – 1.5%

Hanesbrands, Inc.	3,395	58,462

Tapestry, Inc.	2,187	69,393

Total Textiles, Apparel & Luxury Goods		127,855

Thrifts & Mortgage Finance – 1.4%

MGIC Investment Corp.*	4,592	60,339

Radian Group, Inc.	2,633	60,164

Total Thrifts & Mortgage Finance		120,503

Tobacco – 0.4%

Philip Morris International, Inc.	478	37,537

Trading Companies & Distributors – 2.7%

Fastenal Co.	1,653	53,871

MSC Industrial Direct Co., Inc. Class A	830	61,636

Watsco, Inc.	708	115,779

Total Trading Companies & Distributors		231,286
TOTAL COMMON STOCKS (Cost: $9,302,294)		9,059,666

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.2%

United States – 1.2%

State Street Navigator Securities Lending Government Money Market Portfolio, 2.36%(b)
(Cost: $105,944)(c)	105,944	105,944

TOTAL INVESTMENTS IN SECURITIES – 105.8% (Cost: $9,408,238)		9,165,610

Other Assets less Liabilities – (5.8)%		(499,042)

NET ASSETS – 100.0%		$8,666,568
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at June 30, 2019 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of June 30, 2019.

(c)

At June 30, 2019, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $103,804 and the total market value of the collateral held by the Fund was $105,944.

See Notes to Financial Statements.

WisdomTree Trust	103

Schedule of Investments (concluded)

WisdomTree Dynamic Bearish U.S. Equity Fund (DYB)

June 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS

TOTAL RETURN SWAPS – SHORT EXPOSURE TO REFERENCE ENTITY (OTC – OVER THE COUNTER)

							Value

Fund Pays Total Return of Reference Entity	Fund Receives Variable Rate (per annum)	Counterparty	Termination Date	Notional Value	Upfront Premiums Paid	Upfront Premiums Received	Unrealized Appreciation	Unrealized Depreciation
S&P 500 Index	2.67% (1-Month London Interbank Offered Rate plus 0.25%), Monthly	Bank of America Merrill Lynch	9/4/19	$94,532	$—	$—	$—	$(4,408)
S&P 500 Index	2.73% (1-Month London Interbank Offered Rate plus 0.31%), Monthly	Bank of America Merrill Lynch	10/2/19	1,004,403	—	—	—	(46,797)
S&P 500 Index	2.57% (1-Month London Interbank Offered Rate plus 0.15%), Monthly	Bank of America Merrill Lynch	6/2/20	762,164	—	—	—	(35,628)
S&P 500 Index	2.82% (1-Month London Interbank Offered Rate plus 0.40%), Monthly	Citigroup, Inc.	10/2/19	1,016,219	—	—	—	(47,287)
S&P 500 Index	2.58% (1-Month London Interbank Offered Rate plus 0.16%), Monthly	Citigroup, Inc.	3/3/20	70,899	—	—	—	(3,310)
S&P 500 Index	2.65% (1-Month London Interbank Offered Rate plus 0.23%), Monthly	Citigroup, Inc.	6/2/20	773,981	—	—	—	(36,139)
S&P 500 Index	2.78% (1-Month London Interbank Offered Rate plus 0.36%), Monthly	Goldman Sachs	9/4/19	183,156	—	—	—	(8,528)
S&P 500 Index	2.80% (1-Month London Interbank Offered Rate plus 0.38%), Monthly	Goldman Sachs	10/2/19	1,016,219	—	—	—	(47,301)
S&P 500 Index	2.65% (1-Month London Interbank Offered Rate plus 0.23%), Monthly	Goldman Sachs	6/2/20	661,724	—	—	—	(30,866)
S&P 500 Index	2.77% (1-Month London Interbank Offered Rate plus 0.35%), Monthly	Morgan Stanley & Co.	10/2/19	762,164	—	—	—	(35,491)
S&P 500 Index	2.82% (1-Month London Interbank Offered Rate plus 0.40%), Monthly	Morgan Stanley & Co.	10/2/19	1,004,403	—	—	—	(46,737)
S&P 500 Index	2.62% (1-Month London Interbank Offered Rate plus 0.20%), Monthly	Morgan Stanley & Co.	6/2/20	94,532	—	—	—	(4,416)
S&P 500 Index	2.87% (1-Month London Interbank Offered Rate plus 0.45%), Monthly	Royal Bank of Canada	11/4/19	927,595	—	—	—	(43,133)
S&P 500 Index	2.62% (1-Month London Interbank Offered Rate plus 0.20%), Monthly	Royal Bank of Canada	6/2/20	927,595	—	—	—	(43,463)
				$9,299,586	$—	$—	$—	$(433,504)

See Notes to Financial Statements.

104	WisdomTree Trust

Schedule of Investments

WisdomTree Dynamic Long/Short U.S. Equity Fund (DYLS)

June 30, 2019

Investments	Shares	Value

COMMON STOCKS – 101.7%

United States – 101.7%

Aerospace & Defense – 1.8%

Boeing Co. (The)	1,453	$528,906

Lockheed Martin Corp.	2,109	766,706

Total Aerospace & Defense		1,295,612

Air Freight & Logistics – 2.1%

C.H. Robinson Worldwide, Inc.	11,819	996,933

United Parcel Service, Inc. Class B	4,946	510,773

Total Air Freight & Logistics		1,507,706

Automobiles – 0.7%

Harley-Davidson, Inc.	13,305	476,718

Banks – 3.1%

Comerica, Inc.	8,427	612,137

East West Bancorp, Inc.	11,921	557,545

SVB Financial Group*	1,523	342,051

Western Alliance Bancorp*	14,548	650,587

Total Banks		2,162,320

Beverages – 0.7%

Brown-Forman Corp. Class B	9,358	518,714

Biotechnology – 2.8%

Biogen, Inc.*	1,613	377,232

Gilead Sciences, Inc.	11,635	786,060

Ligand Pharmaceuticals, Inc.*	2,445	279,097

United Therapeutics Corp.*	6,746	526,593

Total Biotechnology		1,968,982

Capital Markets – 3.8%

E*TRADE Financial Corp.	17,602	785,049

Franklin Resources, Inc.	29,301	1,019,675

Goldman Sachs Group, Inc. (The)	4,197	858,706

Total Capital Markets		2,663,430

Chemicals – 0.6%

Chemours Co. (The)	18,592	446,208

Communications Equipment – 3.4%

Cisco Systems, Inc.	16,945	927,400

Motorola Solutions, Inc.	6,685	1,114,590

Ubiquiti Networks, Inc.	2,915	383,322

Total Communications Equipment		2,425,312

Consumer Finance – 2.4%

Discover Financial Services	8,734	677,671

SLM Corp.	42,794	415,958

Synchrony Financial	16,703	579,093

Total Consumer Finance		1,672,722

Diversified Consumer Services – 1.1%

H&R Block, Inc.	26,970	790,221

Diversified Telecommunication Services – 1.9%

AT&T, Inc.	15,503	519,505

Verizon Communications, Inc.	14,744	842,325

Total Diversified Telecommunication Services		1,361,830
Investments	Shares	Value

Electric Utilities – 0.9%

PPL Corp.	20,779	$644,357

Electronic Equipment, Instruments & Components – 0.6%

Vishay Intertechnology, Inc.	24,821	410,043

Entertainment – 1.8%

Activision Blizzard, Inc.	15,077	711,634

Electronic Arts, Inc.*	5,381	544,880

Total Entertainment		1,256,514

Equity Real Estate Investment Trusts (REITs) – 4.0%

Lexington Realty Trust	120,415	1,133,105

Medical Properties Trust, Inc.	97,902	1,707,411

Total Equity Real Estate Investment Trusts (REITs)		2,840,516

Food Products – 2.9%

Cal-Maine Foods, Inc.	13,663	570,020

Hormel Foods Corp.	36,524	1,480,683

Total Food Products		2,050,703

Health Care Equipment & Supplies – 0.7%

Integer Holdings Corp.*	5,926	497,310

Health Care Providers & Services – 10.7%

AMN Healthcare Services, Inc.*	12,470	676,497

Encompass Health Corp.	12,879	816,013

HCA Healthcare, Inc.	5,576	753,708

Henry Schein, Inc.*	21,730	1,518,927

Laboratory Corp. of America Holdings*	5,584	965,474

MEDNAX, Inc.*	24,136	608,951

Quest Diagnostics, Inc.	14,516	1,477,874

Universal Health Services, Inc. Class B	5,789	754,828

Total Health Care Providers & Services		7,572,272

Hotels, Restaurants & Leisure – 2.0%

Cracker Barrel Old Country Store, Inc.(a)	5,431	927,235

Las Vegas Sands Corp.	8,765	517,924

Total Hotels, Restaurants & Leisure		1,445,159

Household Products – 2.8%

Clorox Co. (The)	3,438	526,392

Colgate-Palmolive Co.	6,168	442,061

WD-40 Co.	6,150	978,096

Total Household Products		1,946,549

Independent Power & Renewable Electricity Producers – 2.3%

AES Corp.	36,404	610,131

Clearway Energy, Inc. Class C	61,073	1,029,691

Total Independent Power & Renewable Electricity Producers		1,639,822

Insurance – 0.7%

American Equity Investment Life Holding Co.	17,078	463,838

Interactive Media & Services – 3.0%

Alphabet, Inc. Class A*	688	744,966

Cargurus, Inc.*	17,486	631,420

Facebook, Inc. Class A*	3,991	770,263

Total Interactive Media & Services		2,146,649

See Notes to Financial Statements.

WisdomTree Trust	105

Schedule of Investments (continued)

WisdomTree Dynamic Long/Short U.S. Equity Fund (DYLS)

June 30, 2019

Investments	Shares	Value

Internet & Direct Marketing Retail – 0.8%

eBay, Inc.	15,018	$593,211

IT Services – 3.6%

Cognizant Technology Solutions Corp. Class A	11,727	743,375

EPAM Systems, Inc.*	2,834	490,565

Western Union Co. (The)	66,957	1,331,775

Total IT Services		2,565,715

Leisure Products – 0.7%

Polaris Industries, Inc.	5,031	458,978

Machinery – 2.8%

Cummins, Inc.	3,599	616,653

Fortive Corp.	8,028	654,442

Illinois Tool Works, Inc.	4,833	728,865

Total Machinery		1,999,960

Media – 4.3%

Omnicom Group, Inc.	30,976	2,538,483

TEGNA, Inc.	31,449	476,453

Total Media		3,014,936

Metals & Mining – 1.3%

Steel Dynamics, Inc.	30,314	915,483

Multiline Retail – 0.9%

Nordstrom, Inc.	18,943	603,524

Oil, Gas & Consumable Fuels – 5.3%

Anadarko Petroleum Corp.	16,387	1,156,267

Apache Corp.	12,694	367,745

CVR Energy, Inc.	14,018	700,760

Equitrans Midstream Corp.*	32,383	638,269

Occidental Petroleum Corp.	17,507	880,252

Total Oil, Gas & Consumable Fuels		3,743,293

Professional Services – 0.6%

Robert Half International, Inc.	6,930	395,079

Semiconductors & Semiconductor Equipment – 10.1%

Applied Materials, Inc.	11,532	517,902

Intel Corp.	30,155	1,443,520

KLA-Tencor Corp.	4,768	563,578

Lam Research Corp.	2,639	495,710

Maxim Integrated Products, Inc.	12,480	746,554

Micron Technology, Inc.*	9,562	368,998

NVIDIA Corp.	1,597	262,275

Skyworks Solutions, Inc.	10,379	801,985

Teradyne, Inc.	11,774	564,092

Texas Instruments, Inc.	7,727	886,750

Xilinx, Inc.	4,443	523,919

Total Semiconductors & Semiconductor Equipment		7,175,283
Investments	Shares	Value

Software – 5.8%

Citrix Systems, Inc.	12,731	$1,249,420

Fortinet, Inc.*	8,083	621,017

Microsoft Corp.	9,205	1,233,102

Oracle Corp.	18,007	1,025,859

Total Software		4,129,398

Specialty Retail – 2.3%

Best Buy Co., Inc.	6,455	450,107

Gap, Inc. (The)	31,357	563,485

Williams-Sonoma, Inc.	9,082	590,330

Total Specialty Retail		1,603,922

Technology Hardware, Storage & Peripherals – 0.6%

NetApp, Inc.	7,273	448,744

Textiles, Apparel & Luxury Goods – 1.4%

Hanesbrands, Inc.	27,683	476,701

Tapestry, Inc.	17,242	547,089

Total Textiles, Apparel & Luxury Goods		1,023,790

Thrifts & Mortgage Finance – 1.4%

MGIC Investment Corp.*	37,065	487,034

Radian Group, Inc.	21,531	491,983

Total Thrifts & Mortgage Finance		979,017

Tobacco – 0.4%

Philip Morris International, Inc.	3,618	284,122

Trading Companies & Distributors – 2.6%

Fastenal Co.	12,779	416,468

MSC Industrial Direct Co., Inc. Class A	6,419	476,675

Watsco, Inc.	5,718	935,064

Total Trading Companies & Distributors		1,828,207
TOTAL COMMON STOCKS (Cost: $73,095,897)		71,966,169

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.4%

United States – 0.4%

State Street Navigator Securities Lending Government Money Market Portfolio, 2.36%(b)
(Cost: $280,543)(c)	280,543	280,543

TOTAL INVESTMENTS IN SECURITIES – 102.1% (Cost: $73,376,440)		72,246,712

Other Assets less Liabilities – (2.1)%		(1,479,278)

NET ASSETS – 100.0%		$70,767,434
*	Non-income producing security .

(a)	Security, or portion thereof, was on loan at June 30, 2019 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of June 30, 2019.

(c)

At June 30, 2019, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $274,875 and the total market value of the collateral held by the Fund was $280,543.

See Notes to Financial Statements.

106	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Dynamic Long/Short U.S. Equity Fund (DYLS)

June 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS

TOTAL RETURN SWAPS – SHORT EXPOSURE TO REFERENCE ENTITY (OTC – OVER THE COUNTER)

Fund Pays Total Return of Reference Entity	Fund Receives Variable Rate (per annum)	Counterparty	Termination Date	Notional Value	Upfront Premiums Paid	Upfront Premiums Received	Unrealized Appreciation	Unrealized Depreciation
S&P 500 Index	2.57% (1-Month London Interbank Offered Rate plus 0.15%), Monthly	Bank of America Merrill Lynch[1]	6/2/20	$14,156,167	$—	$—	$—	$(661,737)
S&P 500 Index	2.65% (1-Month London Interbank Offered Rate plus 0.23%), Monthly	Citigroup, Inc.[2]	6/2/20	14,156,167	—	—	—	(660,988)
S&P 500 Index	2.65% (1-Month London Interbank Offered Rate plus 0.23%), Monthly	Goldman Sachs	6/2/20	14,156,167	—	—	—	(660,314)
S&P 500 Index	2.62% (1-Month London Interbank Offered Rate plus 0.20%), Monthly	Morgan Stanley & Co.	6/2/20	14,156,167	—	—	—	(661,269)
S&P 500 Index	2.62% (1-Month London Interbank Offered Rate plus 0.20%), Monthly	Royal Bank of Canada[3]	6/2/20	14,150,259	—	—	—	(663,016)
S&P 500 Index	2.42% (1-Month London Interbank Offered Rate), Monthly	UBS AG4	6/2/20	2,351,484	—	—	—	(105,750)
				$73,126,411	$—	$—	$—	$(3,413,074)
[1]	As of June 30, 2019, the Fund posted $560,000 of cash collateral to the counterparty, Bank of America Merrill Lynch, for swap contracts.

[2]	As of June 30, 2019, the Fund posted $560,000 of cash collateral to the counterparty, Citigroup Inc., for swap contracts.

[3]	As of June 30, 2019, the Fund posted $560,000 of cash collateral to the counterparty, Royal Bank of Canada, for swap contracts.

[4]	As of June 30, 2019, the Fund posted $500,000 of cash collateral to the counterparty, UBS AG, for swap contracts.

See Notes to Financial Statements.

WisdomTree Trust	107

Schedule of Investments

WisdomTree 90/60 U.S. Balanced Fund (NTSX)

June 30, 2019

Investments	Shares	Value

COMMON STOCKS – 90.4%

Argentina – 0.1%

Internet & Direct Marketing Retail – 0.1%

MercadoLibre, Inc.*	6	$3,671

China – 0.1%

Hotels, Restaurants & Leisure – 0.1%

Yum China Holdings, Inc.	83	3,834

Israel – 0.1%

Software – 0.1%

Check Point Software Technologies Ltd.*	30	3,468

Netherlands – 0.1%

Semiconductors & Semiconductor Equipment – 0.1%

NXP Semiconductors N.V.	64	6,247

Peru – 0.0%

Banks – 0.0%

Credicorp Ltd.	2	458

Russia – 0.1%

Interactive Media & Services – 0.1%

Yandex N.V. Class A*	84	3,192

United Kingdom – 0.4%

Beverages – 0.0%

Coca-Cola European Partners PLC	45	2,542

Chemicals – 0.3%

Linde PLC	96	19,277

Energy Equipment & Services – 0.1%

TechnipFMC PLC	188	4,877
Total United Kingdom		26,696

United States – 89.5%

Aerospace & Defense – 2.3%

Arconic, Inc.	84	2,169

Boeing Co. (The)	112	40,769

General Dynamics Corp.	44	8,000

Harris Corp.	18	3,404

L3 Technologies, Inc.	14	3,432

Lockheed Martin Corp.	50	18,177

Northrop Grumman Corp.	32	10,340

Raytheon Co.	52	9,042

Textron, Inc.	46	2,440

TransDigm Group, Inc.*	8	3,870

United Technologies Corp.	183	23,827

Total Aerospace & Defense		125,470

Air Freight & Logistics – 0.4%

C.H. Robinson Worldwide, Inc.	32	2,699

Expeditors International of Washington, Inc.	30	2,276

FedEx Corp.	22	3,612

United Parcel Service, Inc. Class B	147	15,181

Total Air Freight & Logistics		23,768

Airlines – 0.3%

Delta Air Lines, Inc.	132	7,491

Southwest Airlines Co.	86	4,367
Investments	Shares	Value

United Continental Holdings, Inc.*	48	$4,202

Total Airlines		16,060

Auto Components – 0.1%

Aptiv PLC	50	4,042

Automobiles – 0.4%

Ford Motor Co.	746	7,632

General Motors Co.	213	8,207

Tesla, Inc.*	20	4,469

Total Automobiles		20,308

Banks – 5.0%

Bank of America Corp.	1,840	53,360

BB&T Corp.	167	8,205

Citigroup, Inc.	485	33,964

Citizens Financial Group, Inc.	108	3,819

Comerica, Inc.	25	1,816

Fifth Third Bancorp	156	4,352

First Republic Bank	9	879

Huntington Bancshares, Inc.	258	3,566

JPMorgan Chase & Co.	684	76,471

KeyCorp	264	4,686

M&T Bank Corp.	26	4,422

PNC Financial Services Group, Inc. (The)	90	12,355

Regions Financial Corp.	236	3,526

SunTrust Banks, Inc.	69	4,337

SVB Financial Group*	10	2,246

U.S. Bancorp	320	16,768

Wells Fargo & Co.	783	37,051

Total Banks		271,823

Beverages – 1.8%

Brown-Forman Corp. Class B	57	3,160

Coca-Cola Co. (The)	788	40,125

Constellation Brands, Inc. Class A	32	6,302

Molson Coors Brewing Co. Class B	38	2,128

Monster Beverage Corp.*	82	5,234

PepsiCo, Inc.	293	38,421

Total Beverages		95,370

Biotechnology – 1.9%

AbbVie, Inc.	245	17,817

Alexion Pharmaceuticals, Inc.*	32	4,191

Amgen, Inc.	116	21,377

Biogen, Inc.*	36	8,419

BioMarin Pharmaceutical, Inc.*	24	2,056

Celgene Corp.*	144	13,311

Exact Sciences Corp.*	21	2,479

Gilead Sciences, Inc.	252	17,025

Incyte Corp.*	40	3,398

Regeneron Pharmaceuticals, Inc.*	14	4,382

Vertex Pharmaceuticals, Inc.*	36	6,602

Total Biotechnology		101,057

See Notes to Financial Statements.

108	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree 90/60 U.S. Balanced Fund (NTSX)

June 30, 2019

Investments	Shares	Value

Building Products – 0.2%

Johnson Controls International PLC	212	$8,758

Masco Corp.	72	2,825

Total Building Products		11,583

Capital Markets – 2.4%

Ameriprise Financial, Inc.	30	4,355

Bank of New York Mellon Corp. (The)	174	7,682

BlackRock, Inc.	24	11,263

Charles Schwab Corp. (The)	215	8,641

CME Group, Inc.	61	11,841

E*TRADE Financial Corp.	46	2,052

Franklin Resources, Inc.	70	2,436

Goldman Sachs Group, Inc. (The)	76	15,550

Intercontinental Exchange, Inc.	110	9,453

Moody’s Corp.	38	7,422

Morgan Stanley	261	11,434

MSCI, Inc.	22	5,253

Northern Trust Corp.	44	3,960

Raymond James Financial, Inc.	28	2,367

S&P Global, Inc.	50	11,390

State Street Corp.	91	5,101

T. Rowe Price Group, Inc.	44	4,827

TD Ameritrade Holding Corp.	87	4,343

Total Capital Markets		129,370

Chemicals – 1.1%

Air Products & Chemicals, Inc.	42	9,508

Albemarle Corp.	23	1,619

Celanese Corp.	34	3,665

DuPont de Nemours, Inc.	145	10,885

Ecolab, Inc.	53	10,464

FMC Corp.	32	2,654

International Flavors & Fragrances, Inc.	16	2,322

LyondellBasell Industries N.V. Class A	72	6,201

Mosaic Co. (The)	53	1,327

PPG Industries, Inc.	48	5,602

Sherwin-Williams Co. (The)	16	7,333

Total Chemicals		61,580

Commercial Services & Supplies – 0.4%

Cintas Corp.	19	4,509

Copart, Inc.*	80	5,979

Republic Services, Inc.	49	4,245

Waste Management, Inc.	78	8,999

Total Commercial Services & Supplies		23,732

Communications Equipment – 1.1%

Arista Networks, Inc.*	8	2,077

Cisco Systems, Inc.	924	50,571

Juniper Networks, Inc.	155	4,128

Motorola Solutions, Inc.	28	4,668

Total Communications Equipment		61,444
Investments	Shares	Value

Construction & Engineering – 0.1%

Jacobs Engineering Group, Inc.	38	$3,207

Construction Materials – 0.1%

Martin Marietta Materials, Inc.	14	3,221

Vulcan Materials Co.	22	3,021

Total Construction Materials		6,242

Consumer Finance – 0.7%

Ally Financial, Inc.	58	1,797

American Express Co.	151	18,640

Capital One Financial Corp.	86	7,804

Discover Financial Services	78	6,052

Synchrony Financial	100	3,467

Total Consumer Finance		37,760

Containers & Packaging – 0.2%

Avery Dennison Corp.	12	1,388

Ball Corp.	86	6,019

International Paper Co.	118	5,112

Total Containers & Packaging		12,519

Distributors – 0.1%

Genuine Parts Co.	12	1,243

LKQ Corp.*	114	3,033

Total Distributors		4,276

Diversified Financial Services – 1.5%

Berkshire Hathaway, Inc. Class B*	390	83,136

Diversified Telecommunication Services – 1.8%

AT&T, Inc.	1,426	47,785

CenturyLink, Inc.	141	1,658

Verizon Communications, Inc.	833	47,590

Total Diversified Telecommunication Services		97,033

Electric Utilities – 1.8%

Alliant Energy Corp.	93	4,564

American Electric Power Co., Inc.	88	7,745

Duke Energy Corp.	140	12,354

Edison International	58	3,910

Entergy Corp.	60	6,176

Evergy, Inc.	48	2,887

Eversource Energy	54	4,091

Exelon Corp.	167	8,006

FirstEnergy Corp.	98	4,195

NextEra Energy, Inc.	84	17,208

Pinnacle West Capital Corp.	45	4,234

PPL Corp.	158	4,900

Southern Co. (The)	219	12,106

Xcel Energy, Inc.	86	5,116

Total Electric Utilities		97,492

Electrical Equipment – 0.4%

AMETEK, Inc.	44	3,997

Eaton Corp. PLC	80	6,662

Emerson Electric Co.	122	8,140

See Notes to Financial Statements.

WisdomTree Trust	109

Schedule of Investments (continued)

WisdomTree 90/60 U.S. Balanced Fund (NTSX)

June 30, 2019

Investments	Shares	Value

Rockwell Automation, Inc.	24	$3,932

Total Electrical Equipment		22,731

Electronic Equipment, Instruments & Components – 0.3%

Amphenol Corp. Class A	45	4,317

CDW Corp.	5	555

Corning, Inc.	162	5,383

Keysight Technologies, Inc.*	24	2,156

TE Connectivity Ltd.	68	6,513

Total Electronic Equipment, Instruments & Components		18,924

Energy Equipment & Services – 0.4%

Baker Hughes a GE Co.	146	3,596

Halliburton Co.	164	3,729

National Oilwell Varco, Inc.	33	734

Schlumberger Ltd.	290	11,525

Total Energy Equipment & Services		19,584

Entertainment – 1.7%

Activision Blizzard, Inc.	72	3,398

Electronic Arts, Inc.*	62	6,278

Netflix, Inc.*	75	27,549

Spotify Technology S.A.*	3	439

Take-Two Interactive Software, Inc.*	20	2,271

Walt Disney Co. (The)	385	53,761

Total Entertainment		93,696

Equity Real Estate Investment Trusts (REITs) – 2.7%

Alexandria Real Estate Equities, Inc.	5	705

American Tower Corp.	88	17,992

AvalonBay Communities, Inc.	28	5,689

Boston Properties, Inc.	9	1,161

Camden Property Trust	40	4,176

Crown Castle International Corp.	78	10,167

Digital Realty Trust, Inc.	38	4,476

Equinix, Inc.	15	7,564

Equity Residential	70	5,314

Essex Property Trust, Inc.	4	1,168

Extra Space Storage, Inc.	42	4,456

HCP, Inc.	16	512

Host Hotels & Resorts, Inc.	204	3,717

Invitation Homes, Inc.	101	2,700

Mid-America Apartment Communities, Inc.	4	471

Prologis, Inc.	134	10,733

Public Storage	30	7,145

Realty Income Corp.	87	6,000

Regency Centers Corp.	48	3,204

SBA Communications Corp.*	32	7,195

Simon Property Group, Inc.	64	10,225

Sun Communities, Inc.	20	2,564

UDR, Inc.	62	2,783

Ventas, Inc.	76	5,195

VICI Properties, Inc.	183	4,033

Vornado Realty Trust	44	2,820

W.P. Carey, Inc.	6	487

Welltower, Inc.	104	8,479
Investments	Shares	Value

Weyerhaeuser Co.	172	$4,531

Total Equity Real Estate Investment Trusts (REITs)		145,662

Food & Staples Retailing – 1.4%

Costco Wholesale Corp.	84	22,198

Kroger Co. (The)	123	2,670

Sysco Corp.	100	7,072

Walgreens Boots Alliance, Inc.	168	9,185

Walmart, Inc.	299	33,036

Total Food & Staples Retailing		74,161

Food Products – 0.9%

Archer-Daniels-Midland Co.	106	4,325

Conagra Brands, Inc.	89	2,360

General Mills, Inc.	131	6,880

Hershey Co. (The)	30	4,021

Hormel Foods Corp.	55	2,230

J.M. Smucker Co. (The)	20	2,304

Kellogg Co.	33	1,768

Kraft Heinz Co. (The)	9	279

Lamb Weston Holdings, Inc.	50	3,168

McCormick & Co., Inc. Non-Voting Shares	20	3,100

Mondelez International, Inc. Class A	290	15,631

Tyson Foods, Inc. Class A	48	3,875

Total Food Products		49,941

Gas Utilities – 0.1%

Atmos Energy Corp.	5	528

UGI Corp.	74	3,952

Total Gas Utilities		4,480

Health Care Equipment & Supplies – 3.0%

Abbott Laboratories	362	30,444

ABIOMED, Inc.*	8	2,084

Align Technology, Inc.*	14	3,832

Baxter International, Inc.	118	9,664

Becton, Dickinson and Co.	44	11,088

Boston Scientific Corp.*	256	11,003

Cooper Cos., Inc. (The)	8	2,695

Danaher Corp.	125	17,865

DexCom, Inc.*	8	1,199

Edwards Lifesciences Corp.*	39	7,205

IDEXX Laboratories, Inc.*	14	3,855

Intuitive Surgical, Inc.*	18	9,442

Medtronic PLC	295	28,730

ResMed, Inc.	8	976

STERIS PLC	34	5,062

Stryker Corp.	57	11,718

Varian Medical Systems, Inc.*	16	2,178

Zimmer Biomet Holdings, Inc.	40	4,710

Total Health Care Equipment & Supplies		163,750

Health Care Providers & Services – 2.3%

AmerisourceBergen Corp.	30	2,558

Anthem, Inc.	46	12,982

Cardinal Health, Inc.	68	3,203

See Notes to Financial Statements.

110	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree 90/60 U.S. Balanced Fund (NTSX)

June 30, 2019

Investments	Shares	Value

Centene Corp.*	68	$3,566

Cigna Corp.	70	11,028

CVS Health Corp.	273	14,876

HCA Healthcare, Inc.	54	7,299

Henry Schein, Inc.*	31	2,167

Humana, Inc.	23	6,102

Laboratory Corp. of America Holdings*	18	3,112

McKesson Corp.	40	5,375

Quest Diagnostics, Inc.	27	2,749

UnitedHealth Group, Inc.	176	42,946

Universal Health Services, Inc. Class B	17	2,217

WellCare Health Plans, Inc.*	7	1,995

Total Health Care Providers & Services		122,175

Health Care Technology – 0.2%

Cerner Corp.	82	6,011

Veeva Systems, Inc. Class A*	23	3,728

Total Health Care Technology		9,739

Hotels, Restaurants & Leisure – 1.9%

Carnival Corp.	69	3,212

Chipotle Mexican Grill, Inc.*	6	4,397

Darden Restaurants, Inc.	20	2,435

Domino’s Pizza, Inc.	8	2,226

Hilton Worldwide Holdings, Inc.	62	6,060

Las Vegas Sands Corp.	62	3,663

Marriott International, Inc. Class A	70	9,820

McDonald’s Corp.	155	32,187

MGM Resorts International	100	2,857

Norwegian Cruise Line Holdings Ltd.*	36	1,931

Royal Caribbean Cruises Ltd.	32	3,879

Starbucks Corp.	278	23,305

Wynn Resorts Ltd.	10	1,240

Yum! Brands, Inc.	61	6,751

Total Hotels, Restaurants & Leisure		103,963

Household Durables – 0.1%

D.R. Horton, Inc.	66	2,846

Lennar Corp. Class A	56	2,714

Total Household Durables		5,560

Household Products – 1.6%

Church & Dwight Co., Inc.	48	3,507

Clorox Co. (The)	25	3,828

Colgate-Palmolive Co.	167	11,969

Kimberly-Clark Corp.	67	8,930

Procter & Gamble Co. (The)	525	57,566

Total Household Products		85,800

Independent Power & Renewable Electricity Producers – 0.1%

NRG Energy, Inc.	90	3,161

Vistra Energy Corp.	146	3,305

Total Independent Power & Renewable Electricity Producers		6,466

Industrial Conglomerates – 1.3%

3M Co.	115	19,934

General Electric Co.	1,660	17,430
Investments	Shares	Value

Honeywell International, Inc.	166	$28,982

Roper Technologies, Inc.	18	6,593

Total Industrial Conglomerates		72,939

Insurance – 2.4%

Aflac, Inc.	186	10,195

Allstate Corp. (The)	74	7,525

American International Group, Inc.	196	10,443

Aon PLC	48	9,263

Arch Capital Group Ltd.*	75	2,781

Arthur J. Gallagher & Co.	32	2,803

Chubb Ltd.	87	12,814

Cincinnati Financial Corp.	28	2,903

Fidelity National Financial, Inc.	56	2,257

Hartford Financial Services Group, Inc. (The)	72	4,012

Lincoln National Corp.	52	3,351

Loews Corp.	15	820

Markel Corp.*	4	4,358

Marsh & McLennan Cos., Inc.	97	9,676

MetLife, Inc.	190	9,437

Principal Financial Group, Inc.	40	2,317

Progressive Corp. (The)	118	9,432

Prudential Financial, Inc.	82	8,282

Reinsurance Group of America, Inc.	5	780

Torchmark Corp.	49	4,384

Travelers Cos., Inc. (The)	52	7,775

Willis Towers Watson PLC	23	4,405

Total Insurance		130,013

Interactive Media & Services – 4.3%

Alphabet, Inc. Class A*	56	60,637

Alphabet, Inc. Class C*	61	65,936

Facebook, Inc. Class A*	495	95,535

IAC/InterActiveCorp*	14	3,045

Snap, Inc. Class A*	134	1,916

Twitter, Inc.*	176	6,142

Total Interactive Media & Services		233,211

Internet & Direct Marketing Retail – 3.3%

Amazon.com, Inc.*	82	155,277

Booking Holdings, Inc.*	8	14,998

eBay, Inc.	211	8,334

Expedia Group, Inc.	22	2,927

Total Internet & Direct Marketing Retail		181,536

IT Services – 5.0%

Accenture PLC Class A	127	23,466

Akamai Technologies, Inc.*	30	2,404

Alliance Data Systems Corp.	5	701

Automatic Data Processing, Inc.	84	13,888

Broadridge Financial Solutions, Inc.	20	2,554

Cognizant Technology Solutions Corp. Class A	143	9,065

DXC Technology Co.	27	1,489

Fidelity National Information Services, Inc.	60	7,361

First Data Corp. Class A*	114	3,086

Fiserv, Inc.*	80	7,293

See Notes to Financial Statements.

WisdomTree Trust	111

Schedule of Investments (continued)

WisdomTree 90/60 U.S. Balanced Fund (NTSX)

June 30, 2019

Investments	Shares	Value

FleetCor Technologies, Inc.*	16	$4,494

Gartner, Inc.*	15	2,414

Global Payments, Inc.	24	3,843

GoDaddy, Inc. Class A*	34	2,385

International Business Machines Corp.	175	24,132

MasterCard, Inc. Class A	180	47,615

Paychex, Inc.	74	6,089

PayPal Holdings, Inc.*	226	25,868

Square, Inc. Class A*	77	5,585

Total System Services, Inc.	44	5,644

Twilio, Inc. Class A*	18	2,454

VeriSign, Inc.*	20	4,183

Visa, Inc. Class A	348	60,395

Worldpay, Inc. Class A*	50	6,128

Total IT Services		272,536

Leisure Products – 0.0%

Hasbro, Inc.	22	2,325

Life Sciences Tools & Services – 0.9%

Agilent Technologies, Inc.	84	6,272

Illumina, Inc.*	21	7,731

IQVIA Holdings, Inc.*	32	5,149

Mettler-Toledo International, Inc.*	3	2,520

Thermo Fisher Scientific, Inc.	78	22,907

Waters Corp.*	14	3,014

Total Life Sciences Tools & Services		47,593

Machinery – 1.4%

Caterpillar, Inc.	123	16,764

Cummins, Inc.	32	5,483

Deere & Co.	56	9,280

Dover Corp.	28	2,806

Fortive Corp.	48	3,913

Illinois Tool Works, Inc.	60	9,049

Ingersoll-Rand PLC	48	6,080

PACCAR, Inc.	72	5,159

Parker-Hannifin Corp.	26	4,420

Snap-on, Inc.	12	1,988

Stanley Black & Decker, Inc.	28	4,049

Wabtec Corp.	45	3,229

Xylem, Inc.	35	2,927

Total Machinery		75,147

Media – 1.4%

CBS Corp. Class B Non-Voting Shares	58	2,894

Charter Communications, Inc. Class A*	34	13,436

Comcast Corp. Class A	906	38,306

Discovery, Inc. Class C*	67	1,906

Fox Corp. Class A	134	4,910

Liberty Broadband Corp. Class C*	49	5,107

Liberty Global PLC Class C*	106	2,812

Omnicom Group, Inc.	48	3,933

Total Media		73,304
Investments	Shares	Value

Metals & Mining – 0.2%

Freeport-McMoRan, Inc.	278	$3,227

Newmont Goldcorp Corp.	172	6,617

Nucor Corp.	58	3,196

Total Metals & Mining		13,040

Mortgage Real Estate Investment Trusts (REITs) – 0.0%

AGNC Investment Corp.	32	538

Annaly Capital Management, Inc.	46	420

Total Mortgage Real Estate Investment Trusts (REITs)		958

Multi-Utilities – 0.9%

Ameren Corp.	34	2,554

CenterPoint Energy, Inc.	17	487

CMS Energy Corp.	88	5,096

Consolidated Edison, Inc.	80	7,014

Dominion Energy, Inc.	130	10,052

DTE Energy Co.	28	3,581

NiSource, Inc.	99	2,851

Public Service Enterprise Group, Inc.	71	4,176

Sempra Energy	42	5,772

WEC Energy Group, Inc.	88	7,337

Total Multi-Utilities		48,920

Multiline Retail – 0.4%

Dollar General Corp.	42	5,677

Dollar Tree, Inc.*	52	5,584

Kohl’s Corp.	10	476

Target Corp.	99	8,574

Total Multiline Retail		20,311

Oil, Gas & Consumable Fuels – 4.1%

Anadarko Petroleum Corp.	123	8,679

Apache Corp.	35	1,014

Cheniere Energy, Inc.*	62	4,244

Chevron Corp.	398	49,527

Concho Resources, Inc.	30	3,095

ConocoPhillips	229	13,969

Devon Energy Corp.	116	3,308

Diamondback Energy, Inc.	18	1,962

EOG Resources, Inc.	85	7,919

Exxon Mobil Corp.	873	66,898

Hess Corp.	54	3,433

Kinder Morgan, Inc.	372	7,767

Marathon Oil Corp.	138	1,961

Marathon Petroleum Corp.	155	8,661

Noble Energy, Inc.	61	1,366

Occidental Petroleum Corp.	69	3,469

ONEOK, Inc.	100	6,881

Phillips 66	70	6,548

Pioneer Natural Resources Co.	30	4,616

Targa Resources Corp.	70	2,748

Valero Energy Corp.	85	7,277

Williams Cos., Inc. (The)	237	6,646

Total Oil, Gas & Consumable Fuels		221,988

See Notes to Financial Statements.

112	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree 90/60 U.S. Balanced Fund (NTSX)

June 30, 2019

Investments	Shares	Value

Personal Products – 0.1%

Estee Lauder Cos., Inc. (The) Class A	40	$7,324

Pharmaceuticals – 4.2%

Allergan PLC	68	11,385

Bristol-Myers Squibb Co.	301	13,651

Eli Lilly & Co.	190	21,050

Johnson & Johnson	565	78,693

Merck & Co., Inc.	519	43,518

Mylan N.V.*	95	1,809

Pfizer, Inc.	1,109	48,042

Zoetis, Inc.	96	10,895

Total Pharmaceuticals		229,043

Professional Services – 0.3%

CoStar Group, Inc.*	4	2,216

Equifax, Inc.	18	2,435

IHS Markit Ltd.*	76	4,843

TransUnion	22	1,617

Verisk Analytics, Inc.	33	4,833

Total Professional Services		15,944

Real Estate Management & Development – 0.1%

CBRE Group, Inc. Class A*	64	3,283

Road & Rail – 1.0%

CSX Corp.	178	13,772

Kansas City Southern	18	2,193

Norfolk Southern Corp.	58	11,561

Old Dominion Freight Line, Inc.	11	1,642

Union Pacific Corp.	148	25,028

Total Road & Rail		54,196

Semiconductors & Semiconductor Equipment – 3.3%

Advanced Micro Devices, Inc.*	208	6,317

Analog Devices, Inc.	86	9,707

Applied Materials, Inc.	195	8,757

Broadcom, Inc.	64	18,423

Intel Corp.	910	43,562

KLA-Tencor Corp.	24	2,837

Lam Research Corp.	23	4,320

Marvell Technology Group Ltd.	110	2,626

Maxim Integrated Products, Inc.	68	4,068

Microchip Technology, Inc.	50	4,335

Micron Technology, Inc.*	215	8,297

NVIDIA Corp.	99	16,259

QUALCOMM, Inc.	253	19,246

Skyworks Solutions, Inc.	28	2,163

Texas Instruments, Inc.	200	22,952

Xilinx, Inc.	43	5,070

Total Semiconductors & Semiconductor Equipment		178,939

Software – 6.6%

Adobe, Inc.*	88	25,929

ANSYS, Inc.*	16	3,277

Autodesk, Inc.*	42	6,842

Cadence Design Systems, Inc.*	53	3,753
Investments	Shares	Value

Citrix Systems, Inc.	34	$3,337

Fortinet, Inc.*	23	1,767

Intuit, Inc.	42	10,976

Microsoft Corp.	1,593	213,398

Oracle Corp.	502	28,599

Palo Alto Networks, Inc.*	18	3,668

Red Hat, Inc.*	43	8,074

salesforce.com, Inc.*	155	23,518

ServiceNow, Inc.*	28	7,688

Splunk, Inc.*	28	3,521

SS&C Technologies Holdings, Inc.	16	922

Symantec Corp.	84	1,828

Synopsys, Inc.*	30	3,861

VMware, Inc. Class A	3	501

Workday, Inc. Class A*	20	4,111

Zendesk, Inc.*	36	3,205

Total Software		358,775

Specialty Retail – 2.0%

Advance Auto Parts, Inc.	14	2,158

AutoZone, Inc.*	4	4,398

Best Buy Co., Inc.	46	3,207

CarMax, Inc.*	28	2,431

Home Depot, Inc. (The)	214	44,505

Lowe’s Cos., Inc.	170	17,155

O’Reilly Automotive, Inc.*	15	5,540

Ross Stores, Inc.	66	6,542

Tiffany & Co.	15	1,405

TJX Cos., Inc. (The)	256	13,537

Tractor Supply Co.	26	2,829

Ulta Salon Cosmetics & Fragrance, Inc.*	12	4,163

Total Specialty Retail		107,870

Technology Hardware, Storage & Peripherals – 3.8%

Apple, Inc.	920	182,086

Dell Technologies, Inc. Class C*	55	2,794

Hewlett Packard Enterprise Co.	258	3,857

HP, Inc.	310	6,445

NetApp, Inc.	41	2,530

Seagate Technology PLC	74	3,487

Western Digital Corp.	90	4,279

Total Technology Hardware, Storage & Peripherals		205,478

Textiles, Apparel & Luxury Goods – 0.6%

lululemon athletica, Inc.*	19	3,424

NIKE, Inc. Class B	251	21,072

VF Corp.	64	5,590

Total Textiles, Apparel & Luxury Goods		30,086

Tobacco – 0.8%

Altria Group, Inc.	364	17,236

Philip Morris International, Inc.	312	24,501

Total Tobacco		41,737

Trading Companies & Distributors – 0.2%

Fastenal Co.	164	5,345

United Rentals, Inc.*	16	2,122

See Notes to Financial Statements.

WisdomTree Trust	113

Schedule of Investments (concluded)

WisdomTree 90/60 U.S. Balanced Fund (NTSX)

June 30, 2019

Investments	Shares	Value

W.W. Grainger, Inc.	8	$2,146

Total Trading Companies & Distributors		9,613

Water Utilities – 0.0%

American Water Works Co., Inc.	12	1,392

Wireless Telecommunication Services – 0.1%

T-Mobile U.S., Inc.*	96	7,117
Total United States		4,858,522
TOTAL COMMON STOCKS (Cost: $4,531,409)		4,906,088

	Principal Amount

U.S. GOVERNMENT OBLIGATIONS – 0.5%

U.S. Treasury Bill – 0.5%

U.S. Treasury Bill 2.33%, 9/12/19(a)(b)
(Cost: $29,861)	$30,000	$29,875

TOTAL INVESTMENTS IN SECURITIES – 90.9% (Cost: $4,561,270)		4,935,963

Other Assets less Liabilities – 9.1%		492,421

NET ASSETS – 100.0%		$5,428,384

*	Non-income producing security.

(a)	Interest rate shown reflects the yield to maturity at the time of purchase.

(b)

All or a portion of this security is held by the broker as collateral for open futures contracts. The securities collateral posted was comprised entirely of U.S. Treasury securities having a market value of $29,875 as of June 30, 2019.

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Long Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note	5	9/19/19	$639,844	$13,946
2 Year U.S. Treasury Note	3	9/30/19	645,539	4,031
5 Year U.S. Treasury Note	6	9/30/19	708,937	10,125
U.S. Treasury Long Bond	4	9/19/19	622,375	20,875
Ultra 10 Year U.S. Treasury Note	4	9/19/19	552,500	14,750
			$3,169,195	$63,727

See Notes to Financial Statements.

114	WisdomTree Trust

Schedule of Investments

WisdomTree Balanced Income Fund (WBAL)

June 30, 2019

Investments	Shares	Value

EXCHANGE-TRADED FUNDS – 100.0%

Domestic Equity – 32.8%

WisdomTree U.S. High Dividend Fund(a)(b)	10,968	$798,142

WisdomTree U.S. LargeCap Dividend Fund(a)	4,268	413,569

Total Domestic Equity		1,211,711

Emerging Markets Equity – 6.7%

WisdomTree Emerging Markets Dividend Fund(a)	7,786	245,819

Fixed Income – 39.9%

iShares 20+ Year Treasury Bond ETF	790	104,920

iShares MBS ETF	905	97,378

WisdomTree Emerging Markets Local Debt Fund(a)(b)	3,786	133,835

WisdomTree Fundamental U.S. Corporate Bond Fund(a)	4,038	206,665

WisdomTree Interest Rate Hedged High Yield Bond Fund(a)	8,174	190,536

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund(a)	14,469	741,391

Total Fixed Income		1,474,725

International Equity – 20.6%

WisdomTree Dynamic Currency Hedged International Equity Fund(a)	11,619	337,067

WisdomTree International High Dividend Fund(a)(b)	10,526	425,145

Total International Equity		762,212
TOTAL EXCHANGE-TRADED FUNDS (Cost: $3,595,250)		3,694,467

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.6%

United States – 0.6%

State Street Navigator Securities Lending Government Money Market Portfolio, 2.36%(c)
(Cost: $21,219)(d)	21,219	21,219

TOTAL INVESTMENTS IN SECURITIES – 100.6% (Cost: $3,616,469)		3,715,686

Other Assets less Liabilities – (0.6)%		(20,898)

NET ASSETS – 100.0%		$3,694,788
(a)	Affiliated company (See Note 3).

(b)	Security, or portion thereof, was on loan at June 30, 2019 (See Note 2).

(c)	Rate shown represents annualized 7-day yield as of June 30, 2019.

(d)

At June 30, 2019, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $27,981 and the total market value of the collateral held by the Fund was $28,624. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $7,405.

See Notes to Financial Statements.

WisdomTree Trust	115

Statements of Assets and Liabilities

WisdomTree Trust

June 30, 2019

	WisdomTree Dynamic Currency Hedged International Equity Fund	WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund	WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund	WisdomTree Emerging Markets Dividend Fund	WisdomTree Europe Multifactor Fund
ASSETS:

Investments, at cost	$251,433,031	$—	$35,321,424	$48,271,849	$12,662,967

Investment in affiliates, at cost (Note 3)	—	29,376,810	—	—	—

Foreign currency, at cost	403,209	1,806	—	50,315	4,809
Investments in securities, at value[1,2] (Note 2)	253,832,371	—	34,886,310	50,185,576	12,791,299

Investment in affiliates, at value (Note 3)	—	28,732,853	—	—	—

Cash	154,893	6,107	2,474	6,488	13

Foreign currency, at value	404,106	1,811	—	50,417	4,811

Unrealized appreciation on foreign currency contracts	57,148	6,073	14,511	—	6,935

Receivables:

Investment securities sold	870,081	328,576	194,289	350	49,946

Dividends	597,810	—	53,940	342,534	42,593

Securities lending income	12,489	—	1,560	283	495

Foreign tax reclaims	863,811	—	10,118	100	30,235
Total Assets	256,792,709	29,075,420	35,163,202	50,585,748	12,926,327
LIABILITIES:

Foreign currency due to custodian, at value	—	—	2,184	—	—

Unrealized depreciation on foreign currency contracts	2,659,701	324,002	336,492	—	186,506

Payables:

Cash collateral received for securities loaned (Note 2)	1,699,501	—	772,019	219,327	5,482

Advisory fees (Note 3)	70,882	2,358	11,692	12,924	4,525

Service fees (Note 2)	891	105	120	178	46
Total Liabilities	4,430,975	326,465	1,122,507	232,429	196,559
NET ASSETS	$252,361,734	$28,748,955	$34,040,695	$50,353,319	$12,729,768
NET ASSETS:

Paid-in capital	$262,290,915	$29,564,655	$35,921,600	$49,576,279	$14,233,380

Total distributable earnings (loss)	(9,929,181)	(815,700)	(1,880,905)	777,040	(1,503,612)
NET ASSETS	$252,361,734	$28,748,955	$34,040,695	$50,353,319	$12,729,768
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	8,750,000	1,200,000	1,150,000	1,600,000	450,000
Net asset value per share	$28.84	$23.96	$29.60	$31.47	$28.29
[1] Includes market value of securities out on loan of:	$3,138,822	—	$1,231,011	$304,928	$128,988
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

116	WisdomTree Trust

Statements of Assets and Liabilities (continued)

WisdomTree Trust

June 30, 2019

	WisdomTree Global ex-Mexico Equity Fund	WisdomTree ICBCCS S&P China 500 Fund		WisdomTree Japan Multifactor Fund	WisdomTree Fundamental U.S. Corporate Bond Fund	WisdomTree Fundamental U.S. High Yield Corporate Bond Fund
ASSETS:

Investments, at cost	$3,098,531	$22,543,790		$1,243,852	$4,845,475	$15,244,121

Foreign currency, at cost	1,952	56,194		—	—	—

Investments in securities, at value[1,2] (Note 2)	2,967,843	20,692,217		1,229,058	5,019,612	15,645,837

Cash	671	93,214		—	36,206	91,438

Foreign currency, at value	1,974	56,224	[3]	—	—	—

Unrealized appreciation on foreign currency contracts	—	—		37	—	—

Receivables:

Dividends	3,982	69,973		1,464	—	—

Securities lending income	23	303		2	4	634

Interest	—	—		—	54,153	234,596

Foreign tax reclaims	50,697	—		2,018	—	—
Total Assets	3,025,190	20,911,931		1,232,579	5,109,975	15,972,505
LIABILITIES:

Due to custodian	—	—		11	—	—

Foreign currency due to custodian, at value	—	—		434	—	—

Unrealized depreciation on foreign currency contracts	—	—		3,829	—	—

Payables:

Cash collateral received for securities loaned (Note 2)	5,495	54,989		5,686	—	514,213

Advisory fees (Note 3)	485	9,077		438	747	4,789

Service fees (Note 2)	11	73		4	18	55

Foreign capital gains tax	210	—		—	—	—
Total Liabilities	6,201	64,139		10,402	765	519,057
NET ASSETS	$3,018,989	$20,847,792		$1,222,177	$5,109,210	$15,453,448
NET ASSETS:

Paid-in capital	$6,702,610	$23,626,482		$1,377,414	$4,998,603	$15,057,400

Total distributable earnings (loss)	(3,683,621)	(2,778,690)		(155,237)	110,607	396,048
NET ASSETS	$3,018,989	$20,847,792		$1,222,177	$5,109,210	$15,453,448
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	100,000	750,000		50,000	100,000	300,000
Net asset value per share	$30.19	$27.80		$24.44	$51.09	$51.51
[1] Includes market value of securities out on loan of:	$7,634	$178,623		$8,351	—	$500,695
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).
[3] Includes $4,077 of foreign minimum reserve funds (Note 2).

See Notes to Financial Statements.

WisdomTree Trust	117

Statements of Assets and Liabilities (continued)

WisdomTree Trust

June 30, 2019

	WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund	WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund	WisdomTree Dynamic Bearish U.S. Equity Fund	WisdomTree Dynamic Long/Short U.S. Equity Fund	WisdomTree 90/60 U.S. Balanced Fund
ASSETS:

Investments, at cost	$4,891,264	$20,665,231	$9,408,238	$73,376,440	$4,561,270
Investments in securities, at value[1,2] (Note 2)	4,953,284	20,819,826	9,165,610	72,246,712	4,935,963

Cash	48,113	72,426	26,274	—	493,848

Deposits at broker for swap contracts	—	—	—	2,180,000	—

Receivables:

Investment securities sold	—	—	—	2,800,920	39,796

Dividends	—	—	17,550	155,543	3,893

Securities lending income	11	526	15	59	—

Interest	45,640	303,687	—	—	—
Total Assets	5,047,048	21,196,465	9,209,449	77,383,234	5,473,500
LIABILITIES:

Due to custodian	—	—	—	7,137	—

Unrealized depreciation on swap contracts	—	—	433,504	3,413,074	—

Payables:

Cash collateral received for securities loaned (Note 2)	3,098	1,010,193	105,944	280,543	—

Investment securities purchased	—	—	—	—	43,885

Capital shares redeemed	—	—	—	2,770,683	—

Swap contracts closed	—	—	—	113,222	—

Advisory fees (Note 3)	744	4,929	3,403	30,858	876

Service fees (Note 2)	18	57	30	283	19

Net variation margin on futures contracts	—	—	—	—	336
Total Liabilities	3,860	1,015,179	542,881	6,615,800	45,116
NET ASSETS	$5,043,188	$20,181,286	$8,666,568	$70,767,434	$5,428,384
NET ASSETS:

Paid-in capital	$5,000,691	$20,116,756	$12,600,052	$108,066,785	$4,891,590

Total distributable earnings (loss)	42,497	64,530	(3,933,484)	(37,299,351)	536,794
NET ASSETS	$5,043,188	$20,181,286	$8,666,568	$70,767,434	$5,428,384
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	100,000	400,000	400,000	2,550,000	200,000
Net asset value per share	$50.43	$50.45	$21.67	$27.75	$27.14
[1] Includes market value of securities out on loan of:	$3,012	$977,176	$103,804	$274,875	—
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

118	WisdomTree Trust

Statements of Assets and Liabilities (concluded)

WisdomTree Trust

June 30, 2019

WisdomTree Balanced Income Fund
ASSETS:

Investments, at cost	$213,207

Investment in affiliates, at cost (Note 3)	3,403,262
Investments in securities, at value[2] (Note 2)	223,517

Investment in affiliates, at value[1] (Note 3)	3,492,169

Cash	243

Receivables:

Securities lending income	182
Total Assets	3,716,111
LIABILITIES:

Payables:

Cash collateral received for securities loaned (Note 2)	21,219

Advisory fees (Note 3)	91

Service fees (Note 2)	13
Total Liabilities	21,323
NET ASSETS	$3,694,788
NET ASSETS:

Paid-in capital	$3,601,477

Total distributable earnings (loss)	93,311
NET ASSETS	$3,694,788
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	150,000
Net asset value per share	$24.63
[1] Includes market value of securities out on loan of:	$27,981
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Trust	119

Statements of Operations

WisdomTree Trust

For the Year Ended June 30, 2019

	WisdomTree Dynamic Currency Hedged International Equity Fund	WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund	WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund	WisdomTree Emerging Markets Dividend Fund	WisdomTree Europe Multifactor Fund
INVESTMENT INCOME:

Dividends[1]	$9,055,069	$—	$990,127	$1,644,701	$405,847

Dividends from affiliates (Note 3)	—	465,146	—	—	—

Interest	—	—	—	174	—

Non-cash dividends	261,971	—	18,885	4,356	30,669

Securities lending income (Note 2)	102,093	—	23,360	3,321	7,168
Total investment income	9,419,133	465,146	1,032,372	1,652,552	443,684
EXPENSES:

Advisory fees (Note 3)	933,906	122,623	117,860	123,151	68,331

Service fees (Note 2)	10,273	930	1,080	1,693	627
Total expenses	944,179	123,553	118,940	124,844	68,958
Expense waivers (Note 3)	(116,738)	(101,481)	(12,277)	—	(7,118)
Net expenses	827,441	22,072	106,663	124,844	61,840
Net investment income	8,591,692	443,074	925,709	1,527,708	381,844
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(7,431,805)	—	(1,542,724)	(1,167,752)	(1,763,683)

Investment transactions in affiliates (Note 3)	—	(238,728)	—	—	—

In-kind redemptions	12,261,337	—	625,538	—	(147,572)

In-kind redemptions in affiliates (Note 3)	—	(540,861)	—	—	—

Foreign currency contracts	10,400,406	1,056,066	895,383	7,863	887,840

Foreign currency related transactions	(22,300)	—	(1,708)	(10,499)	(26,905)
Net realized gain (loss)	15,207,638	276,477	(23,511)	(1,170,388)	(1,050,320)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(10,969,239)	—	(635,316)	1,695,874	429,127

Investment transactions in affiliates (Note 3)	—	(505,034)	—	—	—

Foreign currency contracts	(4,399,047)	(481,563)	(484,365)	—	(199,070)

Translation of assets and liabilities denominated in foreign currencies	16,204	42	511	1,308	86
Net increase (decrease) in unrealized appreciation/depreciation	(15,352,082)	(986,555)	(1,119,170)	1,697,182	230,143
Net realized and unrealized gain (loss) on investments	(144,444)	(710,078)	(1,142,681)	526,794	(820,177)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,447,248	$(267,004)	$(216,972)	$2,054,502	$(438,333)
[1] Net of foreign withholding tax of:	$890,034	—	$111,687	$227,562	$61,024

See Notes to Financial Statements.

120	WisdomTree Trust

Statements of Operations (continued)

WisdomTree Trust

For the Year Ended June 30, 2019

	WisdomTree Global ex-Mexico Equity Fund	WisdomTree ICBCCS S&P China 500 Fund	WisdomTree Japan Multifactor Fund	WisdomTree Fundamental U.S. Corporate Bond Fund	WisdomTree Fundamental U.S. High Yield Corporate Bond Fund
INVESTMENT INCOME:

Dividends[1]	$1,642,146	$372,146	$69,418	$—	$—

Interest	—	140	—	168,149	597,971

Non-cash dividends	49,074	—	—	—	—

Securities lending income (Note 2)	4,665	3,374	311	39	4,955
Total investment income	1,695,885	375,660	69,729	168,188	602,926
EXPENSES:

Advisory fees (Note 3)	168,556	81,633	11,898	13,543	47,739

Service fees (Note 2)	3,708	653	109	212	438
Total expenses	172,264	82,286	12,007	13,755	48,177
Expense waivers (Note 3)	—	—	(1,239)	(4,837)	(9,946)
Net expenses	172,264	82,286	10,768	8,918	38,231
Net investment income	1,523,621	293,374	58,961	159,270	564,695
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[2]	(2,679,199)	(1,026,364)	67,821	(49,131)	(2,090)

In-kind redemptions	645,974	98,290	50,836	—	—

Foreign currency contracts	10,835	(1,209)	28,247	—	—

Foreign currency related transactions	(15,870)	(561)	578	—	—
Net realized gain (loss)	(2,038,260)	(929,844)	147,482	(49,131)	(2,090)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions[3]	872,476	380,874	(424,653)	377,810	430,842

Foreign currency contracts	—	—	(33,956)	—	—

Translation of assets and liabilities denominated in foreign currencies	2,196	1,127	82	—	—
Net increase (decrease) in unrealized appreciation/depreciation	874,672	382,001	(458,527)	377,810	430,842
Net realized and unrealized gain (loss) on investments	(1,163,588)	(547,843)	(311,045)	328,679	428,752
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$360,033	$(254,469)	$(252,084)	$487,949	$993,447
[1] Net of foreign withholding tax of:	$86,031	$35,295	$7,775	—	—
[2] Net of foreign capital gains tax withheld of:	$22,068	—	—	—	—
[3] Includes net decrease (increase) in accrued foreign capital gain taxes of:	$14,435	—	—	—	—

See Notes to Financial Statements.

WisdomTree Trust	121

Statements of Operations (continued)

WisdomTree Trust

For the Period Ended June 30, 2019

	WisdomTree Fundamental U.S. Short- Term Corporate Bond Fund	WisdomTree Fundamental U.S. Short- Term High Yield Corporate Bond Fund	WisdomTree Dynamic Bearish U.S. Equity Fund	WisdomTree Dynamic Long/Short U.S. Equity Fund	WisdomTree 90/60 U.S. Balanced Fund[1]
INVESTMENT INCOME:

Dividends[2]	$—	$—	$239,259	$3,388,162	$69,667

Interest	132,636	683,874	75,547	—	565

Non-cash dividends	—	—	—	—	686

Securities lending income (Note 2)	61	6,006	3,979	50,507	—
Total investment income	132,697	689,880	318,785	3,438,669	70,918
EXPENSES:

Advisory fees (Note 3)	13,834	57,839	62,513	705,631	7,532

Service fees (Note 2)	217	531	519	5,857	166
Total expenses	14,051	58,370	63,032	711,488	7,698
Expense waivers (Note 3)	(4,941)	(12,050)	(5,897)	(66,569)	—
Net expenses	9,110	46,320	57,135	644,919	7,698
Net investment income	123,587	643,560	261,650	2,793,750	63,220
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(11,581)	(87,859)	(1,677,626)	(13,074,355)	(31,095)

In-kind redemptions	—	11,803	479,465	13,591,781	—

Swap contracts	—	—	(432,125)	(18,808,766)	—

Futures contracts	—	—	—	—	125,372
Net realized gain (loss)	(11,581)	(76,056)	(1,630,286)	(18,291,340)	94,277
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	150,586	158,526	(459,676)	(5,279,119)	374,693

Swap contracts	—	—	(520,602)	(3,413,074)	—

Futures contracts	—	—	—	—	63,727
Net increase (decrease) in unrealized appreciation/depreciation	150,586	158,526	(980,278)	(8,692,193)	438,420
Net realized and unrealized gain (loss) on investments	139,005	82,470	(2,610,564)	(26,983,533)	532,697
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$262,592	$726,030	$(2,348,914)	$(24,189,783)	$595,917
[1] For the period August 2, 2018 (commencement of operations) through June 30, 2019.
[2] Net of foreign withholding tax of:	—	—	—	—	$9

See Notes to Financial Statements.

122	WisdomTree Trust

Statements of Operations (concluded)

WisdomTree Trust

For the Year Ended June 30, 2019

WisdomTree Balanced Income Fund
INVESTMENT INCOME:

Dividends	$3,968

Dividends from affiliates (Note 3)	102,094

Securities lending income (Note 2)	2,771
Total investment income	108,833
EXPENSES:

Advisory fees (Note 3)	11,197

Service fees (Note 2)	123
Total expenses	11,320
Expense waivers (Note 3)	(10,357)
Net expenses	963
Net investment income	107,870
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(213)

Investment transactions in affiliates (Note 3)	(7,072)

Capital gain distributions from affiliates (Note 3)	145
Net realized loss	(7,140)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	11,990

Investment transactions in affiliates (Note 3)	143,804
Net increase in unrealized appreciation/depreciation	155,794
Net realized and unrealized gain on investments	148,654
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$256,524

See Notes to Financial Statements.

WisdomTree Trust	123

Statements of Changes in Net Assets

WisdomTree Trust

	WisdomTree Dynamic Currency Hedged International Equity Fund		WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund		WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund

	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$8,591,692	$15,718,239	$443,074	$148,962	$925,709	$361,437

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	15,207,638	40,493,530	276,477	56,924	(23,511)	(664,973)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(15,352,082)	(21,830,092)	(986,555)	(310,235)	(1,119,170)	105,949
Net increase (decrease) in net assets resulting from operations	8,447,248	34,381,677	(267,004)	(104,349)	(216,972)	(197,587)
DISTRIBUTIONS TO SHAREHOLDERS[1]:

Distributable earnings	(8,264,658)	(10,842,896)	(1,206,725)	(140,290)	(790,071)	(290,413)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	79,955,557	73,485,154	18,960,415	17,650,029	20,745,568	14,803,022

Cost of shares redeemed	(89,905,000)	(285,859,829)	(8,474,095)	(124)	(3,024,924)	(129)
Net increase (decrease) in net assets resulting from capital share transactions	(9,949,443)	(212,374,675)	10,486,320	17,649,905	17,720,644	14,802,893
Net Increase (Decrease) in Net Assets	(9,766,853)	(188,835,894)	9,012,591	17,405,266	16,713,601	14,314,893
NET ASSETS:

Beginning of year	$262,128,587	$450,964,481	$19,736,364	$2,331,098	$17,327,094	$3,012,201

End of year[2]	$252,361,734	$262,128,587	$28,748,955	$19,736,364	$34,040,695	$17,327,094
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	9,050,000	15,950,004	800,000	100,005	550,000	100,004

Shares created	2,850,000	2,450,000	800,000	700,000	700,000	450,000

Shares redeemed	(3,150,000)	(9,350,004)	(400,000)	(5)	(100,000)	(4)
Shares outstanding, end of year	8,750,000	9,050,000	1,200,000	800,000	1,150,000	550,000

[1] Amounts for the fiscal year ended June 30, 2018 have been reclassified to match the current fiscal year presentation which conforms to the “Disclosure Update and Simplification” amendments adopted by the SEC and which became effective November 5, 2018. The amounts shown for the fiscal year ended June 30, 2018 represents a distribution from the following (See Note 7 in the Notes to Financial Statements for more information):

Net investment income		$(10,842,896)		$(115,501)		$(290,413)
Capital gains		—		(24,789)		—
Total dividends and distributions		$(10,842,896)		$(140,290)		$(290,413)

[2] The “Disclosure Update and Simplification” amendments adopted by the SEC removed the requirement to disclose the amounts pertaining to undistributed (distributions in excess of) net investment income included in net assets for the current fiscal year ended June 30, 2019. The undistributed net investment income included in the net assets for the fiscal year ended June 30, 2018 were as follows:

Undistributed net investment income included in the net assets		$734,273		$8,883		$23,574

See Notes to Financial Statements.

124	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Emerging Markets Dividend Fund		WisdomTree Europe Multifactor Fund		WisdomTree Global ex-Mexico Equity Fund

	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$1,527,708	$708,578	$381,844	$505,245	$1,523,621	$3,206,736

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	(1,170,388)	(203,417)	(1,050,320)	167,705	(2,038,260)	9,313,535

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	1,697,182	(687,191)	230,143	(493,753)	874,672	(1,087,120)
Net increase (decrease) in net assets resulting from operations	2,054,502	(182,030)	(438,333)	179,197	360,033	11,433,151
DISTRIBUTIONS TO SHAREHOLDERS[1]:

Distributable earnings	(1,392,048)	(664,614)	(723,716)	(557,375)	(1,681,088)	(3,027,467)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	15,648,445	23,003,778	—	16,863,086	8,520,804	267,784,187

Cost of shares redeemed	—	(127)	(2,508,781)	(1,547,705)	(236,792,310)	(94,620,460)
Net increase (decrease) in net assets resulting from capital share transactions	15,648,445	23,003,651	(2,508,781)	15,315,381	(228,271,506)	173,163,727
Net Increase (Decrease) in Net Assets	16,310,899	22,157,007	(3,670,830)	14,937,203	(229,592,561)	181,569,411
NET ASSETS:

Beginning of year	$34,042,420	$11,885,413	$16,400,598	$1,463,395	$232,611,550	$51,042,139

End of year[2]	$50,353,319	$34,042,420	$12,729,768	$16,400,598	$3,018,989	$232,611,550
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	1,100,000	400,004	550,000	50,004	7,900,000	1,900,004

Shares created	500,000	700,000	—	550,000	300,000	9,200,000

Shares redeemed	—	(4)	(100,000)	(50,004)	(8,100,000)	(3,200,004)
Shares outstanding, end of year	1,600,000	1,100,000	450,000	550,000	100,000	7,900,000

[1] Amounts for the fiscal year ended June 30, 2018 have been reclassified to match the current fiscal year presentation which conforms to the “Disclosure Update and Simplification” amendments adopted by the SEC and which became effective November 5, 2018. The amounts shown for the fiscal year ended June 30, 2018 represents a distribution from the following (See Note 7 in the Notes to Financial Statements for more information):

Net investment income		$(664,614)		$(470,215)		$(3,027,467)
Capital gains		—		(87,160)		—
Total dividends and distributions		$(664,614)		$(557,375)		$(3,027,467)

[2] The “Disclosure Update and Simplification” amendments adopted by the SEC removed the requirement to disclose the amounts pertaining to undistributed (distributions in excess of) net investment income included in net assets for the current fiscal year ended June 30, 2019. The undistributed net investment income included in the net assets for the fiscal year ended June 30, 2018 were as follows:

Undistributed net investment income included in the net assets		$129,089		$30,453		$234,683

See Notes to Financial Statements.

WisdomTree Trust	125

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree ICBCCS S&P China 500 Fund		WisdomTree Japan Multifactor Fund		WisdomTree Fundamental U.S. Corporate Bond Fund

	For the Year Ended June 30, 2019	For the Period December 21, 2017* through June 30, 2018	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$293,374	$90,316	$58,961	$55,778	$159,270	$149,320

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	(929,844)	(1,843)	147,482	(15,908)	(49,131)	(10,957)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	382,001	(2,233,441)	(458,527)	135,530	377,810	(191,214)
Net increase (decrease) in net assets resulting from operations	(254,469)	(2,144,968)	(252,084)	175,400	487,949	(52,851)
DISTRIBUTIONS TO SHAREHOLDERS[1]:

Distributable earnings	(271,255)	(46,004)	(65,184)	(109,141)	(157,460)	(155,972)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	14,248,679	15,031,595	—	2,199,362	2,359,600	—

Cost of shares redeemed	(5,715,906)	—	(1,283,639)	(2,199,480)	(2,359,600)	(100)
Net increase (decrease) in net assets resulting from capital share transactions	8,532,773	15,031,595	(1,283,639)	(118)	—	(100)
Net Increase (Decrease) in Net Assets	8,007,049	12,840,623	(1,600,907)	66,141	330,489	(208,923)
NET ASSETS:

Beginning of period	$12,840,743	$120	$2,823,084	$2,756,943	$4,778,721	$4,987,644

End of period[2]	$20,847,792	$12,840,743	$1,222,177	$2,823,084	$5,109,210	$4,778,721
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	450,004	4	100,000	100,004	100,000	100,002

Shares created	500,000	450,000	—	75,000	50,000	—

Shares redeemed	(200,004)	—	(50,000)	(75,004)	(50,000)	(2)
Shares outstanding, end of period	750,000	450,004	50,000	100,000	100,000	100,000
* Commencement of operations.

[1] Amounts for the fiscal year ended June 30, 2018 have been reclassified to match the current fiscal year presentation which conforms to the “Disclosure Update and Simplification” amendments adopted by the SEC and which became effective November 5, 2018. The amounts shown for the fiscal year or period ended June 30, 2018 represents a distribution entirely from net investment income. See Note 7 in the Notes to Financial Statements for more information.

[2] The “Disclosure Update and Simplification” amendments adopted by the SEC removed the requirement to disclose the amounts pertaining to undistributed (distributions in excess of) net investment income included in net assets for the current fiscal year ended June 30, 2019. The undistributed net investment income included in the net assets for the fiscal year ended June 30, 2018 were as follows:

Undistributed net investment income included in the net assets		$75,995		$23,202		$765

See Notes to Financial Statements.

126	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Fundamental U.S. High Yield Corporate Bond Fund		WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund		WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund

	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$564,695	$290,838	$123,587	$98,029	$643,560	$238,632

Net realized gain (loss) on investments	(2,090)	2,087	(11,581)	(6,794)	(76,056)	2,894

Net increase (decrease) in unrealized appreciation/depreciation on investments	430,842	(215,445)	150,586	(81,351)	158,526	(79,530)
Net increase (decrease) in net assets resulting from operations	993,447	77,480	262,592	9,884	726,030	161,996
DISTRIBUTIONS TO SHAREHOLDERS[1]:

Distributable earnings	(575,980)	(328,912)	(122,743)	(100,702)	(640,720)	(309,910)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	10,058,537	—	2,449,872	—	25,053,118	—

Cost of shares redeemed	—	(104)	(2,449,872)	(100)	(9,948,021)	(102)
Net increase (decrease) in net assets resulting from capital share transactions	10,058,537	(104)	—	(100)	15,105,097	(102)
Net Increase (Decrease) in Net Assets	10,476,004	(251,536)	139,849	(90,918)	15,190,407	(148,016)
NET ASSETS:

Beginning of year	$4,977,444	$5,228,980	$4,903,339	$4,994,257	$4,990,879	$5,138,895

End of year[2]	$15,453,448	$4,977,444	$5,043,188	$4,903,339	$20,181,286	$4,990,879
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	100,000	100,002	100,000	100,002	100,000	100,002

Shares created	200,000	—	50,000	—	500,000	—

Shares redeemed	—	(2)	(50,000)	(2)	(200,000)	(2)
Shares outstanding, end of year	300,000	100,000	100,000	100,000	400,000	100,000

[1] Amounts for the fiscal year ended June 30, 2018 have been reclassified to match the current fiscal year presentation which conforms to the “Disclosure Update and Simplification” amendments adopted by the SEC and which became effective November 5, 2018. The amounts shown for the fiscal year ended June 30, 2018 represents a distribution from the following (See Note 7 in the Notes to Financial Statements for more information):

Net investment income		$(288,650)		$(100,702)		$(238,342)
Capital gains		(40,262)		—		(71,568)
Total dividends and distributions		$(328,912)		$(100,702)		$(309,910)

[2] The “Disclosure Update and Simplification” amendments adopted by the SEC removed the requirement to disclose the amounts pertaining to undistributed (distributions in excess of) net investment income included in net assets for the current fiscal year ended June 30, 2019. The undistributed net investment income included in the net assets for the fiscal year ended June 30, 2018 were as follows:

Undistributed net investment income included in the net assets		$5,620		$850		$1,983

See Notes to Financial Statements.

WisdomTree Trust	127

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Dynamic Bearish U.S. Equity Fund		WisdomTree Dynamic Long/Short U.S. Equity Fund		WisdomTree 90/60 U.S. Balanced Fund

	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Period August 2, 2018* through June 30, 2019
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$261,650	$105,658	$2,793,750	$1,696,213	$63,220

Net realized gain (loss) on investments, swap contracts and futures contracts	(1,630,286)	(123,390)	(18,291,340)	5,911,151	94,277

Net increase (decrease) in unrealized appreciation/depreciation on investments, swap contracts and futures contracts	(980,278)	55,034	(8,692,193)	1,446,910	438,420
Net increase (decrease) in net assets resulting from operations	(2,348,914)	37,302	(24,189,783)	9,054,274	595,917
DISTRIBUTIONS TO SHAREHOLDERS[1]:

Distributable earnings	—	—	(3,467,921)	(999,130)	(59,123)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	13,035,677	10,313,024	124,489,129	119,807,094	4,891,593

Cost of shares redeemed	(11,105,343)	(6,408,777)	(151,955,762)	(54,767,757)	(103)
Net increase (decrease) in net assets resulting from capital share transactions	1,930,334	3,904,247	(27,466,633)	65,039,337	4,891,490
Net Increase (Decrease) in Net Assets	(418,580)	3,941,549	(55,124,337)	73,094,481	5,428,284
NET ASSETS:

Beginning of period	$9,085,148	$5,143,599	$125,891,771	$52,797,290	$100

End of period[2]	$8,666,568	$9,085,148	$70,767,434	$125,891,771	$5,428,384
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	350,000	200,004	3,800,000	1,750,004	4

Shares created	500,000	400,000	3,750,000	3,750,000	200,000

Shares redeemed	(450,000)	(250,004)	(5,000,000)	(1,700,004)	(4)
Shares outstanding, end of period	400,000	350,000	2,550,000	3,800,000	200,000
* Commencement of operations.

[1] Amounts for the fiscal year ended June 30, 2018 have been reclassified to match the current fiscal year presentation which conforms to the “Disclosure Update and Simplification” amendments adopted by the SEC and which became effective November 5, 2018. The amounts shown for the fiscal year ended June 30, 2018 represents a distribution entirely from net investment income. See Note 7 in the Notes to Financial Statements for more information.

[2] The “Disclosure Update and Simplification” amendments adopted by the SEC removed the requirement to disclose the amounts pertaining to undistributed (distributions in excess of) net investment income included in net assets for the current fiscal year or period ended June 30, 2019. The undistributed (distributions in excess of) net investment income included in the net assets for the fiscal year ended June 30, 2018 were as follows:

Undistributed (distributions in excess of) net investment income included in the net assets		$(359,201)		$1,273,222

See Notes to Financial Statements.

128	WisdomTree Trust

Statements of Changes in Net Assets (concluded)

WisdomTree Trust

	WisdomTree Balanced Income Fund

	For the Year Ended June 30, 2019	For the Period December 21, 2017* through June 30, 2018
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$107,870	$53,284

Net realized loss on investments	(7,140)	(57,016)

Net increase (decrease) in unrealized appreciation/depreciation on investments	155,794	(56,577)
Net increase (decrease) in net assets resulting from operations	256,524	(60,309)
DISTRIBUTIONS TO SHAREHOLDERS[1]:

Distributable earnings	(108,265)	(50,801)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	2,356,104	2,491,955

Cost of shares redeemed	(96)	(1,190,424)
Net increase in net assets resulting from capital share transactions	2,356,008	1,301,531
Net Increase in Net Assets	2,504,267	1,190,421
NET ASSETS:

Beginning of period	$1,190,521	$100

End of period[2]	$3,694,788	$1,190,521
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	50,004	4

Shares created	100,000	100,000

Shares redeemed	(4)	(50,000)
Shares outstanding, end of period	150,000	50,004
* Commencement of operations.

[1] Amounts for the fiscal period ended June 30, 2018 have been reclassified to match the current fiscal year presentation which conforms to the “Disclosure Update and Simplification” amendments adopted by the SEC and which became effective November 5, 2018. The amounts shown for the fiscal period ended June 30, 2018 represents a distribution entirely from net investment income. See Note 7 in the Notes to Financial Statements for more information.

[2] The “Disclosure Update and Simplification” amendments adopted by the SEC removed the requirement to disclose the amounts pertaining to undistributed (distributions in excess of) net investment income included in net assets for the current fiscal year ended June 30, 2019. The undistributed net investment income included in the net assets for the fiscal period ended June 30, 2018 were as follows:

Undistributed net investment income included in the net assets		$2,483

See Notes to Financial Statements.

WisdomTree Trust	129

Financial Highlights

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Dynamic Currency Hedged International Equity Fund	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Period January 7, 2016* through June 30, 2016
Net asset value, beginning of period	$28.96	$28.27	$24.26	$24.18
Investment operations:

Net investment income[1]	1.04	1.00	0.98	0.79

Net realized and unrealized gain (loss)	(0.17)	0.70	4.32	(0.35)
Total from investment operations	0.87	1.70	5.30	0.44
Dividends and distributions to shareholders:

Net investment income	(0.99)	(1.01)	(0.83)	(0.36)

Capital gains	—	—	(0.46)	—
Total dividends and distributions to shareholders	(0.99)	(1.01)	(1.29)	(0.36)
Net asset value, end of period	$28.84	$28.96	$28.27	$24.26

TOTAL RETURN[2]	3.11%	6.04%	22.25%	1.82%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$252,362	$262,129	$450,964	$243,806

Ratios to average net assets of:

Expenses, net of expense waivers	0.35%	0.35%	0.35%	0.35%[3]

Expenses, prior to expense waivers	0.40%	0.40%	0.40%	0.40%[3]

Net investment income	3.68%	3.33%	3.67%	6.79%[3]
Portfolio turnover rate[4]	26%	15%	27%	28%

WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Period November 3, 2016* through June 30, 2017
Net asset value, beginning of period	$24.67	$23.31	$19.63
Investment operations:

Net investment income[1]	0.49	0.71	0.32

Net realized and unrealized gain	0.02	1.03	3.52
Total from investment operations	0.51	1.74	3.84
Dividends and distributions to shareholders:

Net investment income	(0.29)	(0.21)	(0.15)

Capital gains	(0.93)	(0.17)	—

Return of capital	—	—	(0.01)
Total dividends and distributions to shareholders	(1.22)	(0.38)	(0.16)
Net asset value, end of period	$23.96	$24.67	$23.31

TOTAL RETURN[2]	2.56%	7.44%	19.61%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$28,749	$19,736	$2,331

Ratios to average net assets[5] of:

Expenses, net of expense waivers	0.10%	0.10%	0.10%[3]

Expenses, prior to expense waivers	0.58%	0.58%	0.58%[3]

Net investment income	2.10%	2.87%	2.23%[3]
Portfolio turnover rate[4]	6%	4%	4%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

See Notes to Financial Statements.

130	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Period January 7, 2016* through June 30, 2016
Net asset value, beginning of period	$31.50	$30.12	$23.87	$24.24
Investment operations:

Net investment income[1]	1.12	1.11	0.86	0.52

Net realized and unrealized gain (loss)	(2.29)	0.92	6.18	(0.41)
Total from investment operations	(1.17)	2.03	7.04	0.11
Dividends to shareholders:

Net investment income	(0.73)	(0.65)	(0.79)	(0.48)
Net asset value, end of period	$29.60	$31.50	$30.12	$23.87

TOTAL RETURN[2]	(3.70)%	6.73%	29.80%	0.36%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$34,041	$17,327	$3,012	$2,388

Ratios to average net assets of:

Expenses, net of expense waivers	0.43%	0.43%	0.43%	0.43%[3]

Expenses, prior to expense waivers	0.48%	0.48%	0.48%	0.48%[3]

Net investment income	3.77%	3.41%	3.16%	4.42%[3]
Portfolio turnover rate[4]	55%	95%	75%	50%

WisdomTree Emerging Markets Dividend Fund	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Period April 7, 2016* through June 30, 2016
Net asset value, beginning of period	$30.95	$29.71	$25.63	$24.53
Investment operations:

Net investment income[1]	1.21	0.96	0.96	0.36

Net realized and unrealized gain	0.38	1.14	3.96	0.87
Total from investment operations	1.59	2.10	4.92	1.23
Dividends to shareholders:

Net investment income	(1.07)	(0.86)	(0.84)	(0.13)
Net asset value, end of period	$31.47	$30.95	$29.71	$25.63

TOTAL RETURN[2]	5.25%	7.05%[5]	19.46%	5.01%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$50,353	$34,042	$11,885	$2,563

Ratios to average net assets of:

Expenses	0.32%	0.32%	0.32%	0.32%[3]

Net investment income	3.97%	2.91%	3.38%	6.14%[3]
Portfolio turnover rate[4]	26%	22%	15%	4%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees for the WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	Includes a reimbursement from the sub-advisor for an operational error. Excluding the reimbursement, total return would have been unchanged.

See Notes to Financial Statements.

WisdomTree Trust	131

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Europe Multifactor Fund	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Period January 7, 2016* through June 30, 2016
Net asset value, beginning of period	$29.82	$29.27	$23.27	$24.25
Investment operations:

Net investment income[1]	0.76	1.20	0.47	0.70

Net realized and unrealized gain (loss)	(0.89)	0.38	6.08	(1.11)
Total from investment operations	(0.13)	1.58	6.55	(0.41)
Dividends and distributions to shareholders:

Net investment income	(0.53)	(0.86)	(0.44)	(0.57)

Capital gains	(0.87)	(0.17)	(0.11)	—
Total dividends and distributions to shareholders	(1.40)	(1.03)	(0.55)	(0.57)
Net asset value, end of period	$28.29	$29.82	$29.27	$23.27

TOTAL RETURN[2]	(0.25)%	5.41%	28.55%	(1.81)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$12,730	$16,401	$1,463	$4,655

Ratios to average net assets of:

Expenses, net of expense waivers	0.43%	0.43%	0.43%	0.43%[3]

Expenses, prior to expense waivers	0.48%	0.48%	0.48%	0.48%[3]

Net investment income	2.68%	3.82%	1.86%	6.02%[3]
Portfolio turnover rate[4]	109%	37%	12%	25%

WisdomTree Global ex-Mexico Equity Fund	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Period February 10, 2017* through June 30, 2017
Net asset value, beginning of period	$29.44	$26.86	$25.22
Investment operations:

Net investment income[1]	0.54	0.70	0.21

Net realized and unrealized gain	1.22	2.45	1.50
Total from investment operations	1.76	3.15	1.71
Dividends to shareholders:

Net investment income	(1.01)	(0.57)	(0.07)
Net asset value, end of period	$30.19	$29.44	$26.86

TOTAL RETURN[2]	6.44%	11.74%	6.79%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$3,019	$232,612	$51,042

Ratios to average net assets of:

Expenses, net of expense waivers	0.20%	0.26%	0.30%[3]

Expenses, prior to expense waivers	0.20%	0.28%	0.35%[3]

Net investment income	1.81%	2.40%	2.15%[3]
Portfolio turnover rate[4]	18%	13%	2%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

132	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree ICBCCS S&P China 500 Fund	For the Year Ended June 30, 2019	For the Period December 21, 2017* through June 30, 2018
Net asset value, beginning of period	$28.53	$30.57
Investment operations:

Net investment income[1]	0.52	0.24

Net realized and unrealized loss	(0.80)	(2.18)
Total from investment operations	(0.28)	(1.94)
Dividends to shareholders:

Net investment income	(0.45)	(0.10)
Net asset value, end of period	$27.80	$28.53

TOTAL RETURN[2]	(0.90)%	(6.35)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$20,848	$12,841

Ratios to average net assets of:

Expenses	0.55%	0.55%[3]

Net investment income	1.98%	1.43%[3]
Portfolio turnover rate[4]	28%	2%

WisdomTree Japan Multifactor Fund	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Period January 7, 2016* through June 30, 2016
Net asset value, beginning of period	$28.23	$27.57	$22.25	$24.38
Investment operations:

Net investment income[1]	0.64	0.56	0.38	0.28

Net realized and unrealized gain (loss)	(3.49)	1.19	5.32	(2.22)
Total from investment operations	(2.85)	1.75	5.70	(1.94)
Dividends to shareholders:

Net investment income	(0.94)	(1.09)	(0.38)	(0.19)
Net asset value, end of period	$24.44	$28.23	$27.57	$22.25

TOTAL RETURN[2]	(10.20)%	6.34%	25.70%	(8.00)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$1,222	$2,823	$2,757	$4,449

Ratios to average net assets of:

Expenses, net of expense waivers	0.43%	0.43%	0.43%	0.43%[3]

Expenses, prior to expense waivers	0.48%	0.48%	0.48%	0.48%[3]

Net investment income	2.38%	1.92%	1.51%	2.50%[3]
Portfolio turnover rate[4]	104%	13%	15%	22%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees for the WisdomTree Japan Multifactor Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Trust	133

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Fundamental U.S. Corporate Bond Fund	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Period April 27, 2016* through June 30, 2016
Net asset value, beginning of period	$47.79	$49.88	$50.69	$49.96
Investment operations:

Net investment income[1]	1.59	1.49	1.36	0.22

Net realized and unrealized gain (loss)	3.28	(2.02)	(0.63)	0.72
Total from investment operations	4.87	(0.53)	0.73	0.94
Dividends and distributions to shareholders:

Net investment income	(1.57)	(1.56)	(1.30)	(0.21)

Capital gains	—	—	(0.24)	—
Total dividends and distributions to shareholders	(1.57)	(1.56)	(1.54)	(0.21)
Net asset value, end of period	$51.09	$47.79	$49.88	$50.69

TOTAL RETURN[2]	10.44%	(1.11)%	1.52%	1.89%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$5,109	$4,779	$4,988	$5,069

Ratios to average net assets of:

Expenses, net of expense waivers	0.18%	0.18%	0.18%	0.18%[3]

Expenses, prior to expense waivers	0.28%	0.28%	0.28%	0.28%[3]

Net investment income	3.29%	3.02%	2.74%	2.50%[3]
Portfolio turnover rate[4]	22%	21%	45%	3%

WisdomTree Fundamental U.S. High Yield Corporate Bond Fund	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Period April 27, 2016* through June 30, 2016
Net asset value, beginning of period	$49.77	$52.29	$50.41	$50.19
Investment operations:

Net investment income[1]	2.84	2.91	2.80	0.47

Net realized and unrealized gain (loss)	1.69	(2.14)	2.24	0.20
Total from investment operations	4.53	0.77	5.04	0.67
Dividends and distributions to shareholders:

Net investment income	(2.75)	(2.89)	(2.79)	(0.45)

Capital gains	(0.04)	(0.40)	(0.37)	—
Total dividends and distributions to shareholders	(2.79)	(3.29)	(3.16)	(0.45)
Net asset value, end of period	$51.51	$49.77	$52.29	$50.41

TOTAL RETURN[2]	9.43%	1.49%	10.23%	1.34%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$15,453	$4,977	$5,229	$5,041

Ratios to average net assets of:

Expenses, net of expense waivers	0.38%	0.38%	0.38%	0.38%[3]

Expenses, prior to expense waivers	0.48%	0.48%	0.48%	0.48%[3]

Net investment income	5.68%	5.67%	5.38%	5.31%[3]
Portfolio turnover rate[4]	14%	35%	51%	0%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

134	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Period April 27, 2016* through June 30, 2016
Net asset value, beginning of period	$49.03	$49.94	$50.20	$49.98
Investment operations:

Net investment income[1]	1.24	0.98	0.79	0.12

Net realized and unrealized gain (loss)	1.39	(0.88)	(0.28)	0.21
Total from investment operations	2.63	0.10	0.51	0.33
Dividends to shareholders:

Net investment income	(1.23)	(1.01)	(0.77)	(0.11)
Net asset value, end of period	$50.43	$49.03	$49.94	$50.20

TOTAL RETURN[2]	5.44%	0.19%	1.02%	0.66%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$5,043	$4,903	$4,994	$5,020

Ratios to average net assets of:

Expenses, net of expense waivers	0.18%	0.18%	0.18%	0.18%[3]

Expenses, prior to expense waivers	0.28%	0.28%	0.28%	0.28%[3]

Net investment income	2.50%	1.98%	1.58%	1.35%[3]
Portfolio turnover rate[4]	28%	41%	38%	14%

WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Period April 27, 2016* through June 30, 2016
Net asset value, beginning of period	$49.91	$51.39	$50.32	$49.95
Investment operations:

Net investment income[1]	2.66	2.39	2.43	0.51

Net realized and unrealized gain (loss)	0.51	(0.77)	1.60	0.35
Total from investment operations	3.17	1.62	4.03	0.86
Dividends and distributions to shareholders:

Net investment income	(2.63)	(2.38)	(2.42)	(0.49)

Capital gains	—	(0.72)	(0.54)	—
Total dividends and distributions to shareholders	(2.63)	(3.10)	(2.96)	(0.49)
Net asset value, end of period	$50.45	$49.91	$51.39	$50.32

TOTAL RETURN[2]	6.54%	3.28%	8.19%	1.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$20,181	$4,991	$5,139	$5,032

Ratios to average net assets of:

Expenses, net of expense waivers	0.38%	0.38%	0.38%	0.38%[3]

Expenses, prior to expense waivers	0.48%	0.48%	0.48%	0.48%[3]

Net investment income	5.34%	4.73%	4.72%	5.66%[3]
Portfolio turnover rate[4]	18%	66%	69%	0%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Trust	135

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Dynamic Bearish U.S. Equity Fund	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Period December 23, 2015* through June 30, 2016
Net asset value, beginning of period	$25.96	$25.72	$24.28	$24.30
Investment operations:

Net investment income[1]	0.54	0.44	0.47	0.08

Net realized and unrealized gain (loss)	(4.83)	(0.20)	0.97	(0.06)
Total from investment operations	(4.29)	0.24	1.44	0.02
Distributions to shareholders:

Return of capital	—	—	—	(0.04)
Net asset value, end of period	$21.67	$25.96	$25.72	$24.28

TOTAL RETURN[2]	(16.53)%	0.93%	5.93%	0.06%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$8,667	$9,085	$5,144	$10,927

Ratios to average net assets of:

Expenses, net of expense waivers	0.48%	0.48%	0.48%	0.48%[3]

Expenses, prior to expense waivers	0.53%	0.53%	0.53%	0.53%[3]

Net investment income	2.22%	1.70%	1.90%	0.60%[3]
Portfolio turnover rate[4]	249%	158%	153%	4%

WisdomTree Dynamic Long/Short U.S. Equity Fund	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Period December 23, 2015* through June 30, 2016
Net asset value, beginning of period	$33.13	$30.17	$26.70	$25.13
Investment operations:

Net investment income[1]	0.66	0.56	0.55	0.24

Net realized and unrealized gain (loss)	(5.41)	2.72	3.47	1.49
Total from investment operations	(4.75)	3.28	4.02	1.73
Dividends to shareholders:

Net investment income	(0.63)	(0.32)	(0.55)	(0.16)
Net asset value, end of period	$27.75	$33.13	$30.17	$26.70

TOTAL RETURN[2]	(14.33)%	10.90%	15.25%	6.88%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$70,767	$125,892	$52,797	$17,358

Ratios to average net assets of:

Expenses, net of expense waivers	0.48%	0.48%	0.48%	0.48%[3]

Expenses, prior to expense waivers	0.53%	0.53%	0.53%	0.53%[3]

Net investment income	2.10%	1.74%	1.95%	1.80%[3]
Portfolio turnover rate[4]	184%	152%	126%	70%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

136	WisdomTree Trust

Financial Highlights (concluded)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree 90/60 U.S. Balanced Fund	For the Period August 2, 2018* through June 30, 2019
Net asset value, beginning of period	$25.08
Investment operations:

Net investment income[1]	0.38

Net realized and unrealized gain	2.01
Total from investment operations	2.39
Dividends to shareholders:

Net investment income	(0.33)
Net asset value, end of period	$27.14

TOTAL RETURN[2]	9.64%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$5,428

Ratios to average net assets of:

Expenses	0.20%[3]

Net investment income	1.68%[3]
Portfolio turnover rate[4]	11%

WisdomTree Balanced Income Fund	For the Year Ended June 30, 2019	For the Period December 21, 2017* through June 30, 2018
Net asset value, beginning of period	$23.81	$24.92
Investment operations:

Net investment income[1]	0.92	0.53

Net realized and unrealized gain (loss)	0.77	(1.13)
Total from investment operations	1.69	(0.60)
Dividends to shareholders:

Net investment income	(0.87)	(0.51)
Net asset value, end of period	$24.63	$23.81

TOTAL RETURN[2]	7.27%	(2.43)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$3,695	$1,191

Ratios to average net assets[5] of:

Expenses, net of expense waivers	0.03%	0.03%[3]

Expenses, prior to expense waivers	0.40%	0.40%[3]

Net investment income	3.85%	4.12%[3]
Portfolio turnover rate[4]	3%	1%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees for the WisdomTree Balanced Income Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

See Notes to Financial Statements.

WisdomTree Trust	137

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005. As of June 30, 2019, the Trust consisted of 78 operational investment funds (each a “Fund”, collectively, the “Funds”). In accordance with Accounting Standards Update (“ASU”) 2013-08, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies. These notes relate only to the Funds listed in the table below:

Fund	Commencement of Operations
WisdomTree Dynamic Currency Hedged International Equity Fund (“Dynamic Currency Hedged International Equity Fund’’ and also referred to herein as ‘‘Currency Hedged Equity Fund’’)	January 7, 2016

WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund (“Dynamic Currency Hedged International Quality Dividend Growth Fund’’ and also referred to herein as ‘‘Currency Hedged Equity Fund’’)

November 3, 2016
WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (“Dynamic Currency Hedged International SmallCap Equity Fund’’ and also referred to herein as ‘‘Currency Hedged Equity Fund’’)	January 7, 2016
WisdomTree Emerging Markets Dividend Fund (“Emerging Markets Dividend Fund’’)	April 7, 2016
WisdomTree Europe Multifactor Fund (“Europe Multifactor Fund’’ and also referred to herein as ‘‘Currency Hedged Equity Fund’’) (formerly, WisdomTree Dynamic Currency Hedged Europe Equity Fund)	January 7, 2016
WisdomTree Global ex-Mexico Equity Fund (“Global ex-Mexico Equity Fund’’)	February 10, 2017
WisdomTree ICBCCS S&P China 500 Fund (“ICBCCS S&P China 500 Fund’’)	December 21, 2017
WisdomTree Japan Multifactor Fund (“Japan Multifactor Fund’’ and also referred to herein as ‘‘Currency Hedged Equity Fund’’) (formerly, WisdomTree Dynamic Currency Hedged Japan Equity Fund)	January 7, 2016
WisdomTree Fundamental U.S. Corporate Bond Fund (“Fundamental U.S. Corporate Bond Fund’’)	April 27, 2016
WisdomTree Fundamental U.S. High Yield Corporate Bond Fund (“Fundamental U.S. High Yield Corporate Bond Fund’’)	April 27, 2016
WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund (“Fundamental U.S. Short-Term Corporate Bond Fund’’)	April 27, 2016
WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund (“Fundamental U.S. Short-Term High Yield Corporate Bond Fund’’)	April 27, 2016
WisdomTree Dynamic Bearish U.S. Equity Fund (“Dynamic Bearish U.S. Equity Fund’’)	December 23, 2015
WisdomTree Dynamic Long/Short U.S. Equity Fund (“Dynamic Long/Short U.S. Equity Fund’’)	December 23, 2015
WisdomTree 90/60 U.S. Balanced Fund (“90/60 U.S. Balanced Fund’’)	August 2, 2018
WisdomTree Balanced Income Fund (“Balanced Income Fund’’)	December 21, 2017

Each Fund, except WisdomTree Europe Multifactor Fund and WisdomTree Japan Multifactor Fund, seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree Investments, Inc. (“WisdomTree Investments’’) or an Index developed by a third party. As of March 29, 2019, the WisdomTree Europe Multifactor Fund and WisdomTree Japan Multifactor Fund are actively managed using a rules-based model approach seeking income and capital appreciation. Prior to March 29, 2019, the WisdomTree Europe Multifactor Fund and WisdomTree Japan Multifactor Fund were known as the WisdomTree Dynamic Currency Hedged Europe Equity Fund and WisdomTree Dynamic Currency Hedged Japan Equity Fund, respectively, and each sought to track the price and yield performance, before fees and expenses, of a particular index developed by WisdomTree Investments. WisdomTree Investments is the parent company of WisdomTree Asset Management, Inc. (‘‘WTAM’’), the investment adviser to each Fund and the Trust. “WisdomTree” is a registered trademark of WisdomTree Investments and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified as defined under the 1940 Act.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believes such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

138	WisdomTree Trust

Notes to Financial Statements (continued)

The following is a summary of significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions (e.g. broker-dealers) may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”) or exchange-traded notes (“ETNs” or “ETN”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF or ETN has not traded on its principal exchange. Fixed income securities (including short-term debt securities with remaining maturities of 60 days or less) generally are valued at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. Broker-dealers or independent pricing service providers, in determining the value of securities, may consider such factors as recent transactions, indications from broker-dealers yields and quoted prices on similar securities, and market sentiment for the type of security. U.S. fixed income securities may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. Foreign currency contracts are valued daily using WM/Reuters closing spot and forward rates as of 4:00 p.m. London time. Futures contracts generally are valued at the settlement price, the price at which a futures contract settles once a given trading day has ended, on the primary exchange on which they trade. Swap contracts are generally marked to market daily based upon values from independent pricing service providers or quotations from broker-dealers to the extent available.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments, which include derivatives, will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WTAM and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from a national securities exchange, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

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Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or prices obtained from independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing each Fund’s assets:

Dynamic Currency Hedged International Equity Fund	Level 1	Level 2	Level 3
Common Stocks*	$252,105,302	$—	$—
Rights	27,568	—	—
Investment of Cash Collateral for Securities Loaned	—	1,699,501	—
Total	$252,132,870	$1,699,501	$—
Unrealized Appreciation on Foreign Currency Contracts	—	57,148	—
Unrealized Depreciation on Foreign Currency Contracts	—	(2,659,701)	—
Total - Net	$252,132,870	$(903,052)	$—

Dynamic Currency Hedged International Quality Dividend Growth Fund	Level 1	Level 2	Level 3
Exchange-Traded Fund	$28,732,853	$—	$—
Total	$28,732,853	$—	$—
Unrealized Appreciation on Foreign Currency Contracts	—	6,073	—
Unrealized Depreciation on Foreign Currency Contracts	—	(324,002)	—
Total - Net	$28,732,853	$(317,929)	$—

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Notes to Financial Statements (continued)

Dynamic Currency Hedged International SmallCap Equity Fund	Level 1	Level 2	Level 3
Common Stocks
Australia	$3,471,143	$—	$0	**
Singapore	1,052,264	—	17,993	**
Other*	29,571,999	—	—
Rights	892	—	—
Investment of Cash Collateral for Securities Loaned	—	772,019	—
Total	$34,096,298	$772,019	$17,993
Unrealized Appreciation on Foreign Currency Contracts	—	14,511	—
Unrealized Depreciation on Foreign Currency Contracts	—	(336,492)	—
Total - Net	$34,096,298	$450,038	$17,993

Emerging Markets Dividend Fund	Level 1	Level 2	Level 3
Common Stocks
South Africa	$2,836,386	$—	$345	**
Other*	47,127,329	—	—
Rights
Chile	2,067	—	—
Hong Kong	—	—	0	**
Warrants	122	—	—
Investment of Cash Collateral for Securities Loaned	—	219,327	—
Total	$49,965,904	$219,327	$345

Europe Multifactor Fund	Level 1	Level 2	Level 3
Common Stocks*	$12,785,817	$—	$—
Investment of Cash Collateral for Securities Loaned	—	5,482	—
Total	$12,785,817	$5,482	$—
Unrealized Appreciation on Foreign Currency Contracts	—	6,935	—
Unrealized Depreciation on Foreign Currency Contracts	—	(186,506)	—
Total - Net	$12,785,817	$(174,089)	$—

Global ex-Mexico Equity Fund	Level 1	Level 2	Level 3
Common Stocks*	$2,962,220	$—	$—
Rights	128	—	—
Investment of Cash Collateral for Securities Loaned	—	5,495	—
Total	$2,962,348	$5,495	$—

ICBCCS S&P China 500 Fund	Level 1	Level 2	Level 3
Common Stocks*	$20,637,228	$—	$—
Investment of Cash Collateral for Securities Loaned	—	54,989	—
Total	$20,637,228	$54,989	$—

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Notes to Financial Statements (continued)

Japan Multifactor Fund	Level 1	Level 2	Level 3
Common Stocks*	$1,223,372	$—	$—
Investment of Cash Collateral for Securities Loaned	—	5,686	—
Total	$1,223,372	$5,686	$—
Unrealized Appreciation on Foreign Currency Contracts	—	37	—
Unrealized Depreciation on Foreign Currency Contracts	—	(3,829)	—
Total - Net	$1,223,372	$1,894	$—

Fundamental U.S. Corporate Bond Fund	Level 1	Level 2	Level 3
U.S. Corporate Bonds	$—	$4,984,111	$—
Foreign Corporate Bonds	—	25,252	—
U.S. Government Obligations	—	10,249	—
Total	$—	$5,019,612	$—

Fundamental U.S. High Yield Corporate Bond Fund	Level 1	Level 2	Level 3
U.S. Corporate Bonds	$—	$15,079,499	$—
Foreign Corporate Bond	—	52,125	—
Investment of Cash Collateral for Securities Loaned	—	514,213	—
Total	$—	$15,645,837	$—

Fundamental U.S. Short-Term Corporate Bond Fund	Level 1	Level 2	Level 3
U.S. Corporate Bonds	$—	$4,751,402	$—
Foreign Corporate Bonds	—	157,443	—
U.S. Government Obligations	—	41,341	—
Investment of Cash Collateral for Securities Loaned	—	3,098	—
Total	$—	$4,953,284	$—

Fundamental U.S. Short-Term High Yield Corporate Bond Fund	Level 1	Level 2	Level 3
U.S. Corporate Bonds	$—	$19,564,023	$—
Foreign Corporate Bonds	—	245,610	—
Investment of Cash Collateral for Securities Loaned	—	1,010,193	—
Total	$—	$20,819,826	$—

Dynamic Bearish U.S. Equity Fund	Level 1	Level 2	Level 3
Common Stocks*	$9,059,666	$—	$—
Investment of Cash Collateral for Securities Loaned	—	105,944	—
Total	$9,059,666	$105,944	$—
Unrealized Depreciation on Swap Contracts	—	(433,504)	—
Total - Net	$9,059,666	$(327,560)	$—

Dynamic Long/Short U.S. Equity Fund	Level 1	Level 2	Level 3
Common Stocks*	$71,966,169	$—	$—
Investment of Cash Collateral for Securities Loaned	—	280,543	—
Total	$71,966,169	$280,543	$—
Unrealized Depreciation on Swap Contracts	—	(3,413,074)	—
Total - Net	$71,966,169	$(3,132,531)	$—

142	WisdomTree Trust

Notes to Financial Statements (continued)

90/60 U.S. Balanced Fund	Level 1	Level 2	Level 3
Common Stocks*	$4,906,088	$—	$—
U.S. Government Obligations	—	29,875	—
Total	$4,906,088	$29,875	$—
Unrealized Appreciation on Futures Contracts	63,727	—	—
Total - Net	$4,969,815	$29,875	$—

Balanced Income Fund	Level 1	Level 2	Level 3
Exchange-Traded Funds	$3,694,467	$—	$—
Investment of Cash Collateral for Securities Loaned	—	21,219	—
Total	$3,694,467	$21,219	$—
*	Please refer to the Schedule of Investments for a breakdown of the valuation by industry type and/or country.

**	Security is being fair valued using significant unobservable inputs by the Pricing Committee.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks

China
ICBCCS S&P China 500 Fund
Balance as of June 30, 2018	$176,198
Realized gain (loss)	(26,603)
Change in unrealized appreciation (depreciation)	8,543
Purchases	2,648
Sales	(13,178)
Transfers into Level 3	—
Transfers out of Level 3	(147,608)
Balance as of June 30, 2019	$—
Net change in unrealized appreciation (depreciation) from Level 3 fair value investments held as of June 30, 2019 is:	$—

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically foreign currency contracts, swap contracts and futures contracts during the year ended June 30, 2019 and open positions in such derivatives as of June 30, 2019 are detailed in each Fund’s Schedule of Investments. All of the derivative instruments disclosed and described herein are subject to credit risk. Credit risk is where the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security or where the counterparty to a derivative contract might default on its obligations. The Funds’ derivative agreements also contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Funds’ NAV over a specified time period. If an event occurred at June 30, 2019 that triggered a contingent feature, the counterparty to the agreement may require the Funds to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund, as disclosed on pages 148 and 149. At June 30, 2019, no event occurred that triggered a credit-risk-related contingent feature. Information with respect to the amounts and types of collateral received and/or posted for derivative instruments as of June 30, 2019, if any, is reflected as a footnote below the respective derivatives tables on each Fund’s Schedule of Investments.

As of June 30, 2019, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

Fund	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
Dynamic Currency Hedged International Equity Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$57,148	Unrealized depreciation on foreign currency contracts	$2,659,701
Dynamic Currency Hedged International Quality Dividend Growth Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	6,073	Unrealized depreciation on foreign currency contracts	324,002

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Notes to Financial Statements (continued)

Fund	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
Dynamic Currency Hedged International SmallCap Equity Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$14,511	Unrealized depreciation on foreign currency contracts	$336,492
Europe Multifactor Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	6,935	Unrealized depreciation on foreign currency contracts	186,506
Japan Multifactor Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	37	Unrealized depreciation on foreign currency contracts	3,829
Dynamic Bearish U.S. Equity Fund
Equity contracts	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	433,504
Dynamic Long/Short U.S. Equity Fund
Equity contracts	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	3,413,074
90/60 U.S. Balanced Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	63,727	Unrealized depreciation on futures contracts*	—
*

Includes cumulative appreciation (depreciation) of futures contracts as reported in each Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Please see Note 2 (Futures Contracts) on pages 146-147 for additional information regarding balance sheet location of balances associated with futures contracts.

For the fiscal year or period ended June 30, 2019, the effects of derivative instruments on each Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Dynamic Currency Hedged International Equity Fund
Foreign exchange contracts	$10,400,406	$(4,399,047)
Dynamic Currency Hedged International Quality Dividend Growth Fund
Foreign exchange contracts	1,056,066	(481,563)
Dynamic Currency Hedged International SmallCap Equity Fund
Foreign exchange contracts	895,383	(484,365)
Emerging Markets Dividend Fund
Foreign exchange contracts	7,863	—
Europe Multifactor Fund
Foreign exchange contracts	887,840	(199,070)
Global ex-Mexico Equity Fund
Foreign exchange contracts	10,835	—
ICBCCS S&P China 500 Fund
Foreign exchange contracts	(1,209)	—
Japan Multifactor Fund
Foreign exchange contracts	28,247	(33,956)
Dynamic Bearish U.S. Equity Fund
Equity contracts	(432,125)	(520,602)
Dynamic Long/Short U.S. Equity Fund
Equity contracts	(18,808,766)	(3,413,074)
90/60 U.S. Balanced Fund[3]
Interest rate contracts	125,372	63,727

[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Foreign exchange contracts	Net realized gain (loss) from foreign currency contracts
Equity contracts	Net realized gain (loss) from swap contracts
Interest rate contracts	Net realized gain (loss) from futures contracts

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Notes to Financial Statements (continued)

[2]	Change in unrealized appreciation (depreciation) is located on the Statements of Operations as follows:

Foreign exchange contracts	Net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts
Equity contracts	Net increase (decrease) in unrealized appreciation/depreciation from swap contracts
Interest rate contracts	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts
[3]	For the period August 2, 2018 (commencement of operations) through June 30, 2019.

During the fiscal year or period ended June 30, 2019, the volume of derivative activity (based on the average of month-end balances, except where footnoted) for each Fund was as follows:

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Swap contracts (short)	Futures contracts (long)
Dynamic Currency Hedged International Equity Fund
Foreign exchange contracts	$171,260,917	$335,076,888	$—	$—
Dynamic Currency Hedged International Quality Dividend Growth Fund
Foreign exchange contracts	15,884,457	30,895,462	—	—
Dynamic Currency Hedged International SmallCap Equity Fund
Foreign exchange contracts	17,481,779	34,543,658	—	—
Emerging Markets Dividend Fund
Foreign exchange contracts	53,088	6,526	—	—
Europe Multifactor Fund
Foreign exchange contracts	9,877,041	19,184,661	—	—
Global ex-Mexico Equity Fund
Foreign exchange contracts	1,303	1,358	—	—
ICBCCS S&P China 500 Fund[1]
Foreign exchange contracts	377,522	1,034,537	—	—
Japan Multifactor Fund
Foreign exchange contracts	1,719,051	3,484,682	—	—
Dynamic Bearish U.S. Equity Fund
Equity contracts	—	—	9,364,949	—
Dynamic Long/Short U.S. Equity Fund
Equity contracts	—	—	23,790,349	—
90/60 U.S. Balanced Fund[2]
Interest rate contracts	—	—	—	2,573,134
[1]	The volume of derivative activity for the period is based on intra-month balances.

[2]	For the period August 2, 2018 (commencement of operations) through June 30, 2019.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income (net of foreign taxes withheld, if any) is recognized on the ex-dividend date or as soon as practicable after the existence of a dividend declaration has been determined. Non-cash dividend income is recognized at the fair value of securities received on the ex-dividend date or as soon as practicable after the existence of a dividend declaration has been determined. Interest income (including amortization of premiums and accretion of discounts), net of any foreign taxes withheld, is accrued daily. Generally, amortization of premiums and accretion of discounts are recognized daily using the effective interest method (also known as the scientific amortization method). Income earned from securities lending activities (i.e. Securities lending income), net of fees payable to the securities borrower and/or securities lending agent, is accrued daily.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of net realized gain (loss) from investment transactions and net increase (decrease) in unrealized appreciation (depreciation) from investment transactions, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses from foreign currency contracts are included in net realized gain (loss) from foreign currency contracts and net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) from foreign currency related transactions and/or

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Notes to Financial Statements (continued)

increase (decrease) in unrealized appreciation (depreciation) from translation of assets and liabilities denominated in foreign currencies in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

Expenses/Reimbursements — Under the investment advisory agreement for each Fund, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the partition or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (‘‘Independent Trustees’’); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (‘‘CCO’’); (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

Acquired fund fees and expenses (“AFFEs”) (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Foreign minimum reserve funds — In order to mitigate the risk of failed trades in the onshore China equity market, the China Securities Depository and Clearing Corporation Limited (“CSDCC”) requires investors to maintain minimum reserve funds in one of the CDSCC’s designated cash clearing banks. At June 30, 2019, the ICBCCS S&P China 500 Fund, held foreign currency in such a CSDCC designated clearing bank having a U.S. dollar equivalent value equal to $4,077.

Currency Transactions — The Funds may enter into foreign currency contracts to facilitate local securities settlements or to protect against currency exposure. The Funds, other than the Currency Hedged Equity Funds, do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in one or more foreign currencies. The Funds may not enter into such contracts for speculative purposes.

Forward Foreign Currency Contracts — The Currency Hedged Equity Funds utilized forward foreign currency contracts (‘‘Forward Contract’’) to dynamically obtain either a net long or net short exposure to foreign currencies consistent with each Fund’s investment strategy. The Emerging Markets Dividend Fund, Global ex-Mexico Equity Fund and the ICBCCS S&P China 500 Fund utilized Forward Contracts to facilitate foreign security settlements. A Forward Contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A Forward Contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades. However, if a Fund is in an unrealized loss position on a Forward Contract, it may be required to pledge collateral (or additional collateral) to the counterparty. If a Fund is in an unrealized gain position on a Forward Contract, it may receive collateral from the counterparty.

Risks may arise upon entering into Forward Contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open Forward Contracts are recorded for book purposes as unrealized gains or losses on Forward Contracts by the Funds and included in net increase (decrease) in unrealized appreciation (depreciation) from foreign currency contracts on the Statements of Operations. Realized gains and losses on Forward Contracts include net gains or losses recognized by the Funds on contracts which have settled are included in net realized gain (loss) from foreign currency contracts on the Statements of Operations.

Futures Contracts — The 90/60 U.S. Balanced Fund utilized futures contracts to obtain long exposure to U.S. Treasury obligations consistent with its investment strategy. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation.

146	WisdomTree Trust

Notes to Financial Statements (continued)

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. When a Fund purchases or sells a futures contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund will segregate assets consisting of, or take other measures with respect to, cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, will “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. This will function as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of a Fund’s outstanding portfolio securities.

Total Return Swap Contracts — The Dynamic Bearish U.S. Equity Fund and the Dynamic Long/Short U.S. Equity Fund utilized total return swap contracts to obtain short exposure to the S&P 500 Index. Total return swap contracts are agreements between counterparties to exchange the return of a given underlying reference asset/index, including income and any appreciation/depreciation in value of the reference asset/index, in exchange for payments equal to a rate of interest on another reference asset. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses and the periodic payments received or made on the swap are recorded as realized gains or losses. Swap agreements may be used to achieve exposure to, for example, currencies, interest rates, indexes and money market securities without actually purchasing such currencies or securities. A Fund may use swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impractical. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another or from one payment stream to another. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currencies, corporate borrowing rates, or other factors, and may increase or decrease the overall volatility of a Fund’s investments and its share price. Total return swaps are exposed to the market risk factor of the specific underlying reference asset/index such as unanticipated movements in the value of the exchange rates, interest rates, securities, or the reference asset/index. Additional risks to a Fund include the possibility that there is no liquid market for these agreements or that the swap counterparty may default on its obligation to perform. A Fund’s maximum loss from counterparty risk is the fair value of the contract.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high-grade debt obligations, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees, all of which are included in the securities lending income earned by the Funds and disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. In the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower.

Master Netting Arrangements — ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) is generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASU 2011-11 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is limited in scope to

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Notes to Financial Statements (continued)

the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), such as total return swap contracts and Forward Contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from a counterparty’s non-performance.

The Funds’ security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

The Funds’ futures contracts are all exchange traded and are not subject to master netting arrangements. Therefore, all futures contracts are excluded from the netting table below.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of June 30, 2019, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities

	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund		Financial Instruments	Collateral Received			Financial Instruments	Collateral Posted	Net Amount
Dynamic Currency Hedged International Equity Fund
Securities Lending	$3,138,822	$—	$(3,138,822)[1]	$—	$—	$—	$—	$—
Foreign Currency Contracts	57,148	(57,148)	—	—	2,659,701	(57,148)	—	2,602,553
Dynamic Currency Hedged International Quality Dividend Growth Fund
Foreign Currency Contracts	6,073	(6,073)	—	—	324,002	(6,073)	—	317,929
Dynamic Currency Hedged International SmallCap Equity Fund
Securities Lending	1,231,011	—	(1,231,011)[1]	—	—	—	—	—
Foreign Currency Contracts	14,511	(14,511)	—	—	336,492	(14,511)	—	321,981

148	WisdomTree Trust

Notes to Financial Statements (continued)

	Assets				Liabilities

	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund		Financial Instruments	Collateral Received			Financial Instruments	Collateral Posted	Net Amount
Emerging Markets Dividend Fund
Securities Lending	$304,928	$—	$(304,928)[1]	$—	$—	$—	$—	$—
Europe Multifactor Fund
Securities Lending	128,988	—	(128,988)[1]	—	—	—	—	—
Foreign Currency Contracts	6,935	(4,454)	—	2,481	186,506	(4,454)	—	182,052
Global ex-Mexico Equity Fund
Securities Lending	7,634	—	(7,634)[1]	—	—	—	—	—
ICBCCS S&P China 500 Fund
Securities Lending	178,623	—	(178,623)[1]	—	—	—	—	—
Japan Multifactor Fund
Securities Lending	8,351	—	(8,351)[1]	—	—	—	—	—
Foreign Currency Contracts	37	(37)	—	—	3,829	(37)	—	3,792
Fundamental U.S. High Yield Corporate Bond Fund
Securities Lending	500,695	—	(500,695)[1]	—	—	—	—	—
Fundamental U.S. Short-Term Corporate Bond Fund
Securities Lending	3,012	—	(3,012)[1]	—	—	—	—	—
Fundamental U.S. Short-Term High Yield Corporate Bond Fund
Securities Lending	977,176	—	(977,176)[1]	—	—	—	—	—
Dynamic Bearish U.S. Equity Fund
Securities Lending	103,804	—	(103,804)[1]	—	—	—	—	—
Swap Contracts	—	—	—	—	433,504	—	—	433,504
Dynamic Long/Short U.S. Equity Fund
Securities Lending	274,875	—	(274,875)[1]	—	—	—	—	—
Swap Contracts	—	—	—	—	3,413,074	—	(2,180,000)	1,233,074
Balanced Income Fund
Securities Lending	27,981	—	(27,981)[1]	—	—	—	—	—
[1]	The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

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Notes to Financial Statements (continued)

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Investments Corporation (‘‘Mellon’’) to provide sub-advisory services to the Funds, except for Fundamental U.S. Corporate Bond Fund, Fundamental U.S. High Yield Corporate Bond Fund, Fundamental U.S. Short-Term Corporate Bond Fund and Fundamental U.S. Short-Term High Yield Corporate Bond Fund which are sub-advised by Voya Investment Management Co., LLC (‘‘Voya IM’’) and ICBCCS S&P China 500 Fund which is sub-advised by ICBC Credit Suisse Asset Management (International) Company Ltd.(‘‘ICBC Credit Suisse’’). Mellon, Voya IM and ICBC Credit Suisse are compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum of each Fund’s average daily net assets. WTAM expects to receive advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate (before fee waiver)	Advisory Fee Waiver[1]	Advisory Fee Waiver Expiration Date
Dynamic Currency Hedged International Equity Fund	0.40%	(0.05)%	October 31, 2019
Dynamic Currency Hedged International Quality Dividend Growth Fund	0.58%	(0.48)%[2]	October 31, 2019
Dynamic Currency Hedged International SmallCap Equity Fund	0.48%	(0.05)%	October 31, 2019
Emerging Markets Dividend Fund	0.32%	—	—
Europe Multifactor Fund	0.48%	(0.05)%	October 31, 2019
Global ex-Mexico Equity Fund	0.20%	—	—
ICBCCS S&P China 500 Fund	0.55%	—	—
Japan Multifactor Fund	0.48%	(0.05)%	October 31, 2019
Fundamental U.S. Corporate Bond Fund	0.28%	(0.10)%	October 31, 2019
Fundamental U.S. High Yield Corporate Bond Fund	0.48%	(0.10)%	October 31, 2019
Fundamental U.S. Short-Term Corporate Bond Fund	0.28%	(0.10)%	October 31, 2019
Fundamental U.S. Short-Term High Yield Corporate Bond Fund	0.48%	(0.10)%	October 31, 2019
Dynamic Bearish U.S. Equity Fund	0.53%	(0.05)%	October 31, 2019
Dynamic Long/Short U.S. Equity Fund	0.53%	(0.05)%	October 31, 2019
90/60 U.S. Balanced Fund[3]	0.20%	—	—
Balanced Income Fund	0.40%	(0.37)%[4]	December 31, 2020
[1]

WTAM has contractually agreed to waive a portion of its advisory fee by the waiver amount listed per annum based on the average daily net assets through the expiration date listed, unless earlier terminated by the Board of Trustees of the Trust for any reason. The dollar amount of contractual fee waivers are included in “Expense waivers” on the Statements of Operations.

[2]

WTAM has contractually agreed to waive a portion of its advisory fee in an amount equal to the AFFEs attributable to the Fund’s investments in the Underlying Fund (approximately 0.38% per annum), as well as an additional 0.10% per annum.

[3]	Since the commencement of operations on August 2, 2018.

[4]

WTAM has contractually agreed to waive a portion of its advisory fee in an amount equal to the AFFEs attributable to the Fund’s investments in the Underlying Funds (approximately 0.32% per annum), as well as an additional 0.05% per annum.

150	WisdomTree Trust

Notes to Financial Statements (continued)

Affiliated holdings are funds which are managed by, or an affiliate of, WTAM. Transactions with affiliated funds during the fiscal year ended June 30, 2019 are as follows:

Fund	Value at 6/30/2018	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/2019	Dividend Income	Capital Gain Distribution
Dynamic Currency Hedged International Quality Dividend Growth Fund
WisdomTree International Quality Dividend Growth Fund	$19,718,373	$20,194,745	$9,895,642	$(779,589)	$(505,034)	$28,732,853	$465,146	$—
Balanced Income Fund
Dynamic Currency Hedged International Equity Fund	$118,584	$225,234	$14,942	$(1,859)	$10,050	$337,067	$10,210	$—
Emerging Markets Dividend Fund	87,301	166,885	17,530	(1,896)	11,059	245,819	6,668	—
Fundamental U.S. Corporate Bond Fund	65,352	132,726	5,957	(269)	14,813	206,665	5,144	—
WisdomTree Emerging Markets Local Debt Fund	37,049	93,659	2,343	(338)	5,808	133,835	5,471	—
WisdomTree Interest Rate Hedged High Yield Bond Fund	67,789	134,613	8,505	(315)	(3,046)	190,536	8,690	145
WisdomTree International High Dividend Fund	148,171	284,679	8,927	(1,277)	2,499	425,145	15,923	—
WisdomTree U.S. High Dividend Fund	240,384	533,073	8,419	(360)	33,464	798,142	21,984	—
WisdomTree U.S. LargeCap Dividend Fund	122,419	265,451	3,926	(174)	29,799	413,569	8,903	—
WisdomTree Yield Enhanced U.S. Aggregate Bond Fund	238,569	480,113	16,065	(584)	39,358	741,391	19,101	—
Total Balanced Income Fund	$1,125,618	$2,316,433	$86,614	$(7,072)	$143,804	$3,492,169	$102,094	$145

During the fiscal year ended June 30, 2019, certain Funds engaged in purchase and sale transactions with funds that have a common investment adviser, WTAM. These interfund purchase and sale transactions were effected in accordance with Rule 17a-7 under the 1940 Act. For the fiscal year ended June 30, 2019, the cost of purchases, proceeds from sales and the net realized gain or loss recognized upon the disposal of securities resulting from interfund transactions are shown in the following table:

Fund	Purchases	Sales	Net Realized Loss
Dynamic Currency Hedged International Equity Fund	$14,735,669	$9,979,520	$(1,241,398)
Dynamic Currency Hedged International SmallCap Equity Fund	1,865,584	1,258,477	(157,050)

Related Party Transactions — WTAM or its affiliates may from time to time own shares of a Fund. As of June 30, 2019, WTAM held shares of the following Funds which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

Fund	Fund Shares held by WTAM	Market Value of Fund Shares held by WTAM	Dividends and Distributions paid to WTAM on Fund Shares held by WTAM
Dynamic Currency Hedged International Equity Fund	2,197	$63,735	$2,113
Emerging Markets Dividend Fund	557	17,586	647
Japan Multifactor Fund	25,000	612,500	27,138
Fundamental U.S. Corporate Bond Fund	191	9,775	27,141
Fundamental U.S. High Yield Corporate Bond Fund	331	16,982	619
Fundamental U.S. Short-Term Corporate Bond Fund	40,124	2,026,262	21,813
Fundamental U.S. Short-Term High Yield Corporate Bond Fund	58	2,934	116
Dynamic Bearish U.S. Equity Fund	191	4,128	—
Dynamic Long/Short U.S. Equity Fund	141	3,903	103

4. CAPITAL SHARE TRANSACTIONS

As of June 30, 2019, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of creation units of a Fund generally consists of the in-kind contribution of a basket of securities and/or an amount of cash. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

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Notes to Financial Statements (continued)

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year ended June 30, 2019 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

			In-kind Capital Share Transactions

Fund	Purchases	Sales	Purchases	Sales
Dynamic Currency Hedged International Equity Fund	$72,600,349	$60,694,785	$71,050,953	$85,268,952
Dynamic Currency Hedged International Quality Dividend Growth Fund	1,258,993	1,426,776	18,935,751	8,468,865
Dynamic Currency Hedged International SmallCap Equity Fund	16,589,854	13,594,031	18,060,936	2,525,089
Emerging Markets Dividend Fund	18,009,207	10,346,443	7,937,212	—
Europe Multifactor Fund	15,890,696	15,464,076	—	2,510,839
Global ex-Mexico Equity Fund	16,157,080	23,786,147	5,317,155	225,558,204
ICBCCS S&P China 500 Fund	14,845,723	4,267,273	701,520	2,837,187
Japan Multifactor Fund	2,712,089	2,566,947	—	1,418,247
Fundamental U.S. Corporate Bond Fund	1,052,980	1,060,656	—	—
Fundamental U.S. High Yield Corporate Bond Fund	1,396,409	1,393,739	9,910,236	—
Fundamental U.S. Short-Term Corporate Bond Fund	1,356,799	1,360,039	—	—
Fundamental U.S. Short-Term High Yield Corporate Bond Fund	2,109,545	6,755,354	24,574,844	5,002,927
Dynamic Bearish U.S. Equity Fund	21,143,854	23,208,253	11,295,260	7,437,219
Dynamic Long/Short U.S. Equity Fund	239,100,671	257,646,110	123,321,481	153,005,156
90/60 U.S. Balanced Fund[1]	648,527	434,041	4,369,034	—
Balanced Income Fund	96,189	92,101	2,350,814	—
[1]	For the period August 2, 2018 (commencement of operations) through June 30, 2019.

6. FEDERAL INCOME TAXES

At June 30, 2019, the cost of investments (including securities on loan and derivatives) for Federal income tax purposes was as follows:

	Investments in Long Securities				Investments in Financial Derivatives[1]

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Total Net Unrealized Appreciation/ (Depreciation)
Dynamic Currency Hedged International Equity Fund	$253,845,622	$16,103,232	$(16,116,483)	$(13,251)	$1,120	$(79,550)	$(78,430)	$(91,681)
Dynamic Currency Hedged International Quality Dividend Growth Fund	29,407,118	—	(674,265)	(674,265)	1,246	(40,206)	(38,960)	(713,225)
Dynamic Currency Hedged International SmallCap Equity Fund	35,587,416	1,522,421	(2,223,527)	(701,106)	270	(13,923)	(13,653)	(714,759)
Emerging Markets Dividend Fund	48,382,827	4,336,687	(2,533,938)	1,802,749	—	—	—	1,802,749
Europe Multifactor Fund	12,699,836	446,552	(355,089)	91,463	82	(6,162)	(6,080)	85,383
Global ex-Mexico Equity Fund	3,105,062	178,700	(315,919)	(137,219)	—	—	—	(137,219)
ICBCCS S&P China 500 Fund	23,130,872	708,812	(3,147,467)	(2,438,655)	—	—	—	(2,438,655)
Japan Multifactor Fund	1,247,424	35,129	(53,495)	(18,366)	—	—	—	(18,366)
Fundamental U.S. Corporate Bond Fund	4,845,475	182,990	(8,853)	174,137	—	—	—	174,137
Fundamental U.S. High Yield Corporate Bond Fund	15,249,537	495,380	(99,080)	396,300	—	—	—	396,300
Fundamental U.S. Short-Term Corporate Bond Fund	4,891,264	65,216	(3,196)	62,020	—	—	—	62,020

152	WisdomTree Trust

Notes to Financial Statements (continued)

	Investments in Long Securities				Investments in Financial Derivatives[1]

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Total Net Unrealized Appreciation/ (Depreciation)
Fundamental U.S. Short-Term High Yield Corporate Bond Fund	$20,666,522	$301,139	$(147,835)	$153,304	$—	$—	$—	$153,304
Dynamic Bearish U.S. Equity Fund	9,408,238	281,898	(524,526)	(242,628)	—	—	—	(242,628)
Dynamic Long/Short U.S. Equity Fund	73,512,689	3,191,592	(4,457,569)	(1,265,977)	—	—	—	(1,265,977)
90/60 U.S. Balanced Fund	4,561,978	492,474	(118,489)	373,985	—	—	—	373,985
Balanced Income Fund	3,617,391	109,635	(11,340)	98,295	—	—	—	98,295
[1]

Certain financial derivatives may be considered section 1256 contracts under the Code. Each section 1256 contract held at the close of a taxable year shall be treated as sold for its fair market value on the last business day of such taxable year (and any realized gain and loss shall be taken into account for the taxable year). As such, the unrealized appreciation/(depreciation) for financial derivatives on a tax basis may not correspond to the unrealized appreciation/(depreciation) on a GAAP basis. The unrealized appreciation/(depreciation) for financial derivatives on a GAAP basis is located in the respective financial derivatives tables in each Fund’s Schedule of Investments.

At June 30, 2019, the components of accumulated earnings/(loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Gains/ (Losses)	Net Unrealized Appreciation/ (Depreciation)	Currency and Other Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Losses)
Dynamic Currency Hedged International Equity Fund	$475,898	$(10,316,504)	$(91,681)	$3,106	$(9,929,181)
Dynamic Currency Hedged International Quality Dividend Growth Fund	—	(102,480)	(713,225)	5	(815,700)
Dynamic Currency Hedged International SmallCap Equity Fund	99,040	(1,265,469)	(714,759)	283	(1,880,905)
Emerging Markets Dividend Fund	286,351	(1,312,844)	1,802,749	784	777,040
Europe Multifactor Fund	39,781	(1,628,552)	85,383	(224)	(1,503,612)
Global ex-Mexico Equity Fund	39,795	(3,584,301)	(137,219)	(1,896)	(3,683,621)
ICBCCS S&P China 500 Fund	98,337	(438,505)	(2,438,655)	133	(2,778,690)
Japan Multifactor Fund	4,250	(141,180)	(18,366)	59	(155,237)
Fundamental U.S. Corporate Bond Fund	2,575	(66,105)	174,137	—	110,607
Fundamental U.S. High Yield Corporate Bond Fund	1,838	(2,090)	396,300	—	396,048
Fundamental U.S. Short-Term Corporate Bond Fund	1,694	(21,217)	62,020	—	42,497
Fundamental U.S. Short-Term High Yield Corporate Bond Fund	4,823	(93,597)	153,304	—	64,530
Dynamic Bearish U.S. Equity Fund	—	(3,690,856)	(242,628)	—	(3,933,484)
Dynamic Long/Short U.S. Equity Fund	—	(36,033,374)	(1,265,977)	—	(37,299,351)
90/60 U.S. Balanced Fund	49,215	113,594	373,985	—	536,794
Balanced Income Fund	2,088	(7,072)	98,295	—	93,311

WisdomTree Trust	153

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years or periods ended June 30, 2019 and June 30, 2018, was as follows:

	Year or Periods Ended June 30, 2019			Year or Periods Ended June 30, 2018

Fund	Distributions Paid from Ordinary Income*		Distributions Paid from Long-Term Capital Gains	Distributions Paid from Ordinary Income*		Distributions Paid from Long-Term Capital Gains
Dynamic Currency Hedged International Equity Fund	$8,264,658		$—	$10,842,896		$—
Dynamic Currency Hedged International Quality Dividend Growth Fund	626,950		579,775	125,968		14,322
Dynamic Currency Hedged International SmallCap Equity Fund	790,071		—	290,413		—
Emerging Markets Dividend Fund	1,392,048		—	664,614		—
Europe Multifactor Fund	244,235		479,481	493,801		63,574
Global ex-Mexico Equity Fund	1,681,088		—	3,027,467		—
ICBCCS S&P China 500 Fund	271,255		—	46,004	[1]	—
Japan Multifactor Fund	65,184		—	109,141		—
Fundamental U.S. Corporate Bond Fund	157,460		—	155,972		—
Fundamental U.S. High Yield Corporate Bond Fund	568,477		7,503	314,632		14,280
Fundamental U.S. Short-Term Corporate Bond Fund	122,743		—	100,702		—
Fundamental U.S. Short-Term High Yield Corporate Bond Fund	640,720		—	271,961		37,949
Dynamic Bearish U.S. Equity Fund	—		—	—		—
Dynamic Long/Short U.S. Equity Fund	3,467,921		—	999,130		—
90/60 U.S. Balanced Fund	59,123	[2]	—	—		—
Balanced Income Fund	108,265		—	50,801	[1]	—
*	Includes short-term capital gains if any.

[1]	For the period December 21, 2017 (commencement of operations) through June 30, 2018.

[2]	For the period August 2, 2018 (commencement of operations) through June 30, 2019.

At June 30, 2019, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the below table. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term Post-Effective No Expiration	Long-Term Post-Effective No Expiration	Capital Loss Available Total
Dynamic Currency Hedged International Equity Fund	$3,145,291	$7,171,213	$10,316,504
Dynamic Currency Hedged International Quality Dividend Growth Fund	—	—	—
Dynamic Currency Hedged International SmallCap Equity Fund	1,213,371	52,098	1,265,469
Emerging Markets Dividend Fund	1,193,248	119,596	1,312,844
Europe Multifactor Fund	—	—	—
Global ex-Mexico Equity Fund	2,808,925	775,376	3,584,301
ICBCCS S&P China 500 Fund	285,542	152,963	438,505
Japan Multifactor Fund	141,180	—	141,180
Fundamental U.S. Corporate Bond Fund	11,145	54,960	66,105
Fundamental U.S. High Yield Corporate Bond Fund	2,090	—	2,090
Fundamental U.S. Short-Term Corporate Bond Fund	4,710	16,507	21,217
Fundamental U.S. Short-Term High Yield Corporate Bond Fund	69,725	23,872	93,597
Dynamic Bearish U.S. Equity Fund	3,381,741	21,794	3,403,535
Dynamic Long/Short U.S. Equity Fund	33,544,861	210,016	33,754,877
90/60 U.S. Balanced Fund	—	—	—
Balanced Income Fund	5,952	1,120	7,072

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

154	WisdomTree Trust

Notes to Financial Statements (continued)

During the fiscal year or period ended June 30, 2019, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Late Year Ordinary Loss	Short-Term Post-October Capital Losses	Long-Term Post-October Capital Losses
Dynamic Currency Hedged International Equity Fund	$—	$—	$—
Dynamic Currency Hedged International Quality Dividend Growth Fund	—	13,250	89,230
Dynamic Currency Hedged International SmallCap Equity Fund	—	—	—
Emerging Markets Dividend Fund	—	—	—
Europe Multifactor Fund	—	406,688	1,221,864
Global ex-Mexico Equity Fund	—	—	—
ICBCCS S&P China 500 Fund	—	—	—
Japan Multifactor Fund	—	—	—
Fundamental U.S. Corporate Bond Fund	—	—	—
Fundamental U.S. High Yield Corporate Bond Fund	—	—	—
Fundamental U.S. Short-Term Corporate Bond Fund	—	—	—
Fundamental U.S. Short-Term High Yield Corporate Bond Fund	—	—	—
Dynamic Bearish U.S. Equity Fund	287,321	—	—
Dynamic Long/Short U.S. Equity Fund	2,278,497	—	—
90/60 U.S. Balanced Fund[1]	—	—	—
Balanced Income Fund	—	—	—
[1]	For the period August 2, 2018 (commencement of operations) through June 30, 2019.

During the fiscal year or period ended June 30, 2019, the amount of capital loss carryforwards used to offset realized gains are shown in the following table:

Fund	Utilized Capital Loss Carryforward
Dynamic Currency Hedged International Equity Fund	$—
Dynamic Currency Hedged International Quality Dividend Growth Fund	—
Dynamic Currency Hedged International SmallCap Equity Fund	—
Emerging Markets Dividend Fund	—
Europe Multifactor Fund	—
Global ex-Mexico Equity Fund	—
ICBCCS S&P China 500 Fund	—
Japan Multifactor Fund	80,692
Fundamental U.S. Corporate Bond Fund	—
Fundamental U.S. High Yield Corporate Bond Fund	—
Fundamental U.S. Short-Term Corporate Bond Fund	—
Fundamental U.S. Short-Term High Yield Corporate Bond Fund	—
Dynamic Bearish U.S. Equity Fund	—
Dynamic Long/Short U.S. Equity Fund	—
90/60 U.S. Balanced Fund[1]	—
Balanced Income Fund	—
[1]	For the period August 2, 2018 (commencement of operations) through June 30, 2019.

WisdomTree Trust	155

Notes to Financial Statements (continued)

At June 30, 2019, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Dynamic Currency Hedged International Equity Fund	$(12,228,481)	$12,228,481
Dynamic Currency Hedged International Quality Dividend Growth Fund	561,259	(561,259)
Dynamic Currency Hedged International SmallCap Equity Fund	(619,075)	619,075
Emerging Markets Dividend Fund	(1)	1
Europe Multifactor Fund	203,998	(203,998)
Global ex-Mexico Equity Fund	(572,509)	572,509
ICBCCS S&P China 500 Fund	(61,994)	61,994
Japan Multifactor Fund	(48,426)	48,426
Fundamental U.S. Corporate Bond Fund	—	—
Fundamental U.S. High Yield Corporate Bond Fund	—	—
Fundamental U.S. Short-Term Corporate Bond Fund	—	—
Fundamental U.S. Short-Term High Yield Corporate Bond Fund	(11,803)	11,803
Dynamic Bearish U.S. Equity Fund	(405,261)	405,261
Dynamic Long/Short U.S. Equity Fund	(11,491,451)	11,491,451
90/60 U.S. Balanced Fund	—	—
Balanced Income Fund	—	—

These differences are primarily due to redemptions-in-kind.

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. As of and during the fiscal year or period ended June 30, 2019, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Generally, each of the tax years in the four-year period ended June 30, 2019, remains subject to examination by taxing authorities.

7. RECENT ACCOUNTING PRONOUNCEMENTS

On August 17, 2018, the SEC voted to adopt “Disclosure Update and Simplification” amendments to certain of its disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, GAAP to the FASB for potential incorporation into GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. These amendments became effective on November 5, 2018. WTAM has evaluated these amendments and determined that there is no significant impact on the Trust’s financial statements and related disclosures. The specific amendments incorporated into the Trust’s financial statements pertain to (i) the amendment requiring the presentation of the distributable earnings in total on the Statements of Assets and Liabilities, rather than showing the 3 components of distributable earnings (i.e., (1) undistributed (distributions in excess of) net investment income, (2) accumulated net realized gain (loss) on investments and (3) net unrealized appreciation (depreciation) on investments, and (ii) the amendment requiring the presentation of distributions to shareholders in total on the Statements of Changes in Net Assets, except for tax return of capital distributions, which shall continue to disclosed separately.

On August 28, 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 includes removals, additions and modifications to the disclosure requirements for fair value measurements that are intended to improve the effectiveness of disclosures in the notes to financial statements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt any removed or modified disclosures upon issuance of this ASU and delay adoption of the additional disclosures until their effective date. WTAM has evaluated ASU 2018-13 and has adopted the disclosure framework for the Trust’s financial statements and the impact to the Trust’s financial statements was immaterial.

156	WisdomTree Trust

Notes to Financial Statements (concluded)

8. ADDITIONAL INFORMATION

At a meeting of the Board of Trustees of the Trust held on June 10-11, 2019, the Board of Trustees approved name changes for the WisdomTree Fundamental U.S. Corporate Bond Fund, WisdomTree Fundamental U.S. High Yield Corporate Bond Fund, WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund, and the WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund (the “Affected Funds”). Effective on or around September 30, 2019, the word “Fundamental” will be removed from each Affected Fund’s name and, thereafter, the respective Affected Funds will be known as the WisdomTree U.S. Corporate Bond Fund, WisdomTree U.S. High Yield Corporate Bond Fund, WisdomTree U.S. Short-Term Corporate Bond Fund, and the WisdomTree U.S. Short-Term High Yield Corporate Bond Fund. There will be no change to the investment objectives, policies and/or strategies of any of the Affected Funds as a result of the name change.

WisdomTree Trust	157

Report of Independent Registered Public Accounting Firm

To the Shareholders of WisdomTree Dynamic Currency Hedged International Equity Fund, WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund, WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund, WisdomTree Emerging Markets Dividend Fund, WisdomTree Europe Multifactor Fund (formerly, WisdomTree Dynamic Currency Hedged Europe Equity Fund), WisdomTree Global ex-Mexico Equity Fund, WisdomTree ICBCCS S&P China 500 Fund, WisdomTree Japan Multifactor Fund (formerly, WisdomTree Dynamic Currency Hedged Japan Equity Fund), WisdomTree Fundamental U.S. Corporate Bond Fund, WisdomTree Fundamental U.S. High Yield Corporate Bond Fund, WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund, WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund, WisdomTree Dynamic Bearish U.S. Equity Fund, WisdomTree Dynamic Long/Short U.S. Equity Fund, WisdomTree 90/60 U.S. Balanced Fund and WisdomTree Balanced Income Fund and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of WisdomTree Dynamic Currency Hedged International Equity Fund, WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund, WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund, WisdomTree Emerging Markets Dividend Fund, WisdomTree Europe Multifactor Fund, WisdomTree Global ex-Mexico Equity Fund, WisdomTree ICBCCS S&P China 500 Fund, WisdomTree Japan Multifactor Fund, WisdomTree Fundamental U.S. Corporate Bond Fund, WisdomTree Fundamental U.S. High Yield Corporate Bond Fund, WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund, WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund, WisdomTree Dynamic Bearish U.S. Equity Fund, WisdomTree Dynamic Long/Short U.S. Equity Fund, WisdomTree 90/60 U.S. Balanced Fund and WisdomTree Balanced Income Fund (collectively referred to as the “Funds”), (sixteen of the funds constituting WisdomTree Trust (the “Trust”)) including the schedules of investments, as of June 30, 2019, and the related statements of operations, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (sixteen of the funds constituting WisdomTree Trust) at June 30, 2019, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights

-WisdomTree Dynamic Currency Hedged International Equity Fund

-WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund

-WisdomTree Europe Multifactor Fund

-WisdomTree Japan Multifactor Fund

	For the year ended June 30, 2019	For each of the two years in the period ended June 30, 2019	For each of the three years in the period ended June 30, 2019 and the period from January 7, 2016 (commencement of operations) through June 30, 2016
-WisdomTree Global ex-Mexico Equity Fund	For the year ended June 30, 2019	For each of the two years in the period ended June 30, 2019	For each of the two years in the period ended June 30, 2019 and the period from February 10, 2017 (commencement of operations) through June 30, 2017
-WisdomTree Emerging Markets Dividend Fund	For the year ended June 30, 2019	For each of the two years in the period ended June 30, 2019	For each of the three years in the period ended June 30, 2019 and the period from April 7, 2016 (commencement of operations) through June 30, 2016
-WisdomTree Dynamic Bearish U.S. Equity Fund -WisdomTree Dynamic Long/Short U.S. Equity Fund	For the year ended June 30, 2019	For each of the two years in the period ended June 30, 2019	For each of the three years in the period ended June 30, 2019 and the period from December 23, 2015 (commencement of operations) through June 30, 2016
-WisdomTree 90/60 U.S. Balanced Fund	For the period from August 2, 2018 (commencement of operations) through June 30, 2019	For the period from August 2, 2018 (commencement of operations) through June 30, 2019	For the period from August 2, 2018 (commencement of operations) through June 30, 2019

-WisdomTree Fundamental U.S. Corporate Bond Fund

-WisdomTree Fundamental U.S. High Yield Corporate Bond Fund

-WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund

-WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund

	For the year ended June 30, 2019	For each of the two years in the period ended June 30, 2019	For each of the three years in the period ended June 30, 2019 and the period from April 27, 2016 (commencement of operations) through June 30, 2016

158	WisdomTree Trust

Report of Independent Registered Public Accounting Firm (concluded)

Individual fund constituting the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights
-WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund	For the year ended June 30, 2019	For each of the two years in the period ended June 30, 2019	For each of the two years in the period ended June 30, 2019 and the period from November 3, 2016 (commencement of operations) through June 30, 2017
-WisdomTree Balanced Income Fund -WisdomTree ICBCCS S&P China 500 Fund	For the year ended June 30, 2019	For the year ended June 30, 2019 and the period from December 21, 2017 (commencement of operations) through June 30, 2018	For the year ended June 30, 2019 and the period from December 21, 2017 (commencement of operations) through June 30, 2018

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, NY

August 22, 2019

WisdomTree Trust	159

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

Consideration of the Renewal of Investment Advisory and Sub-Investment Advisory Agreements

(except the WisdomTree 90/60 U.S. Balanced Income Fund)

At a meeting of the Board of Trustees (the “Board” or the “Trustees”) of the WisdomTree Trust (the “Trust”) held on September 24-25, 2018 (the “Meeting”), the Trustees, including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreements between WisdomTree Asset Management, Inc. (“WTAM”) and the Trust, on behalf of its series (each, a “Fund,” and, collectively, the “Funds”), pursuant to which WTAM provides the Funds with investment advisory services (the “Advisory Agreements”), the Sub-Advisory Agreement (the “Mellon Investments Corporation Sub-Advisory Agreement”), pursuant to which Mellon Investments Corporation (“Mellon”) coordinates the investment and reinvestment of the assets of the applicable Funds, and the Investment Sub-Advisory Agreement (together with the Mellon Sub-Advisory Agreement, the “Sub-Advisory Agreements,” and, collectively with the Advisory Agreements and the Mellon Sub-Advisory Agreement, the “Agreements”), pursuant to which Voya Investment Management Co. LLC (“Voya”) and ICBC Credit Suisse Asset Management (International) Company Ltd. (“ICBC,” and, together with Mellon, the “Sub-Advisers”) coordinates the investment and reinvestment of the assets of the applicable Funds.

The Trustees requested, and WTAM provided, such information as the Trustees, with advice from counsel to the Trust and independent legal counsel, deemed reasonably necessary to evaluate the Agreements. At a meeting of a committee of Independent Trustees (the “Contracts Review Committee”) held on August 2, 2018, representatives from WTAM presented preliminary information to the Trustees relating to the continuance of the Agreements, and the Trustees, including the Independent Trustees, reviewed and discussed such information. Further information was presented at the Board’s request at the Meeting.

The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from WTAM representatives and the Sub-Advisers. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to them at the Meeting and in previous presentations throughout the year from WTAM representatives regarding the nature, extent, and quality of the services provided to the Funds, recognizing WTAM’s and the Sub-Advisers’ operational capabilities and resources. The Board also discussed the role of WisdomTree Investments, Inc. (“WTI”), the parent of WTAM, as index provider to certain Funds, which comprise the substantial majority of assets in the WisdomTree fund complex. The Board noted that the strategies represented by those Funds tracking affiliated WTI indexes are unique, based on WTI’s intellectual property and are only available for use by applicable Funds through WTAM. The Board noted WTAM’s belief that shareholders have invested in such Funds on the strength of WTI’s intellectual property and WTAM’s industry standing and reputation and with the expectation that WTAM will have a continuing role in providing advisory services to the Funds based on the WTI indexes. The Board also noted the extensive responsibilities that WTAM has as investment adviser to the Funds, including: the selection of, and supervisory responsibilities and activities over, the Sub-Advisers, including oversight of the Sub-Advisers’ adherence to each Fund’s investment strategy and restrictions, monitoring of the Sub-Advisers’ buying and selling of securities and derivatives transactions, review of Sub-Adviser performance, review of proxies voted by the Sub-Advisers and oversight of, and the provision of consultation to, the Sub-Advisers with respect to the creation of custom creation or redemption baskets for authorized participants; oversight of the daily valuation of the Funds’ portfolio holdings; oversight of general Fund compliance with federal and state laws; and implementation of Board directives as they relate to the Funds. The Board also considered research support available to, and management capabilities of, the Funds’ management personnel and that WTAM provides oversight of day-to-day Fund operations, including fund accounting, tax matters, administration and legal assistance in meeting disclosure and regulatory requirements. Based on management’s representations, the Board expected that there would be no reduction in the scope of services required by or provided by WTAM and the Sub-Advisers under the relevant Agreements. The Board noted that WTAM has continued to commit significant resources toward the fund complex and has made substantial investments to improve the services offered by WTAM, which benefit Fund shareholders.

Based on review of this information and the other factors considered at the Meeting, the Board concluded that the nature, extent and quality of services provided by WTAM and the Sub-Advisers under the Advisory Agreements and Sub-Advisory Agreements, respectively, are adequate and appropriate and supported the Board’s approval of the renewal of the Agreements.

Comparative Analysis of the Funds’ Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information (1) measuring each index Fund’s performance by how well it tracked the relevant benchmark index and (2) comparing each Fund’s actual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and, with respect to total expenses, with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Contracts Review Committee and the Independent Trustees previously had reviewed and discussed the methodology Broadridge used to select the Expense Groups and Expense Universes. The Board noted that the Expense Groups and Expense Universes included only pure-index and index-based

160	WisdomTree Trust

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (continued)

exchange traded funds (“ETFs”) as comparison funds. The Board also noted that due to the special characteristics of certain Funds, there are limitations in providing comparable funds in the Expense Groups and Expense Universes, and the information in the Broadridge reports may or may not provide meaningful direct comparisons to the Funds. The Board also reviewed reports prepared by WTAM presenting performance data for Funds with ten years of performance history and for WisdomTree indexes with at least three years of performance history that are tracked by an index Fund.

The Board discussed the index Funds’ performance, noting that the substantial majority of index Funds seek to track their own WisdomTree benchmark index. During the prior year, the Board received periodic reports on the Funds’ performance in comparison to their relevant benchmark indexes. In response to questions from the Independent Trustees, WTAM representatives discussed the relative performance of the Funds and the factors affecting such performance. On that basis, the Board determined to monitor carefully in the coming year disparities in performance — both positive and negative — but did not believe that the disparities in the past reflected any characteristics requiring immediate action by WTAM or a Sub-Adviser.

The Board also reviewed the range of actual management fees and total expenses of the Expense Group funds and, with respect to total expenses, Expense Universe funds, as well as the advisory fees and total expenses of certain funds not included in the Broadridge reports that WTAM considers to be significant competitors of the Funds, and discussed the results of the comparisons. With respect to comparisons of actual management fees, the Board noted the Funds’ unitary fee structure and that the Expense Groups and Expense Universes generally included both ETFs with and without a unitary fee structure. The Board also noted that certain comparison funds in certain Expense Groups and Expense Universes benefited from waivers of all or a portion of their management fees and reimbursement of certain operating expenses. The Board noted that the total expenses of many of the Funds were within five basis points of the median or average total expenses of the funds in the Funds’ respective Expense Groups. In those specific instances where a Fund’s total expenses departed more significantly from comparative funds, the Independent Trustees sought explanations from WTAM, which generally attributed the disparities to the limitations within peer data and/or the unique attributes of a Fund.

The Board considered the fees to the Sub-Advisers in relation to the fees paid to WTAM by the Funds and the respective services provided by the Sub-Advisers and WTAM. The Board also noted that the Sub-Advisers’ fees are paid by WTAM (out of its fee paid by the relevant Funds) and not the Funds. The Board considered the meaningful differences in the services that WTAM provides to the Funds as compared to the Sub-Advisers, including that the role of a Sub-Adviser in making investment recommendations with respect to a Fund tracking an index is a rules-based function, with oversight by WTAM in seeking to ensure compliance with such rules. The Board also considered the entrepreneurial and expense risk borne by WTAM that is associated with Funds’ unitary fee structure, which frequently includes minimum fees (such as those to a Sub-Adviser), regardless of whether the asset size of a Fund has grown to a sufficient size.

Based on this review and the other factors considered at the Meeting, the Board concluded that, with respect to each Fund, the Fund’s performance, the fees paid to WTAM and the relevant Sub-Adviser and the Fund’s total expenses supported the Board’s approval of the renewal of the relevant Agreements.

Analysis of Profitability and Economies of Scale. WTAM representatives reviewed the expenses allocated and profit received by WTAM and the resulting profitability percentage for managing each Fund and the aggregate profitability percentage to WTAM for managing the WisdomTree fund complex, and the method used to determine the expenses and profit.

The Board considered the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by WTAM and the Sub-Advisers, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for each Fund and the extent to which economies of scale would be realized if the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. WTAM representatives noted that a discussion of economies of scale is predicated on a Fund having achieved a substantial size and that, if a Fund’s assets had been decreasing, the possibility that WTAM may have realized material economies of scale would be less. WTAM representatives also noted that, as a result of shared and allocated costs among the WisdomTree funds, the extent of economies of scale could depend substantially on the level of assets in the fund complex as a whole and the relative size and asset size changes among the Funds. The Board noted that certain Funds had grown rapidly over a relatively short period of time after longer periods of slow or no growth, during which there were years of losses for WTAM in managing such Funds that had only recently turned profitable and years of substantial cumulative losses to WTAM in managing the fund complex as a whole. WTAM representatives stated that there has been significant volatility in the assets of individual Funds and in the fund complex as a whole over time (including volatility in profitability) and that it was not clear that current asset levels will be maintained. WTAM representatives noted that assets in certain Funds have diminished at times at a rapid rate (including during the last year) and could continue to do so. WTAM representatives also noted that economies of scale currently are shared with the Funds by way of the unitary fee structure of the Trust, as well as through additional investment in the WisdomTree business. The Board noted that the Contracts Review Committee had focused on the issue of economies of scale during its meetings. The Board also noted that it would continue to monitor the sharing of economies of scale, focusing in particular on Funds that have experienced significant asset growth, to

WisdomTree Trust	161

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (concluded)

determine the appropriateness of adding breakpoints in the future. The Board also considered potential benefits to WTAM and the Sub-Advisers from acting as investment adviser and sub-investment advisers, respectively, and noted that there were no soft dollar arrangements in effect for trading the Funds’ investments. Based on this review, the Board concluded that the profitability results were consistent with the services rendered and service levels provided by WTAM and the entrepreneurial risk WTAM has undertaken over time.

*    *    *    *    *    *

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. In evaluating the Agreements, the Board considered the conclusions and determinations discussed above and also relied on its previous knowledge, gained through meetings and other interactions with WTAM and the Sub-Advisers, of the Funds and the services provided to the Funds by WTAM and the Sub-Advisers. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the Funds and the investment advisory and other services provided under the Agreements. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve the renewal of the Agreements.

162	WisdomTree Trust

Trustees and Officers Information (unaudited)

The Board of Trustees is responsible for overseeing the management and affairs of the Funds and the Trust. The Board of Trustees elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The address of each Trustee and Officer is c/o WisdomTree Asset Management, Inc., 245 Park Avenue, 35th Floor, New York, NY 10167.

Independent Trustees

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer*	Other Directorships Held by Trustee During the Past 5 Years
David G. Chrencik^ (1948)	Trustee, 2014- present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	78	Trustee, Vericimetry Funds (2011 to 2014).

Joel Goldberg#† (1945)	Trustee, 2012- present	Attorney, Partner, Stroock & Stroock & Lavan LLP from 2010 to 2018; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	78	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro† (1955)	Trustee, 2006- present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean at the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	78	None

Melinda A. Raso Kirstein‡ (1955)	Trustee, 2014- present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	78	Associate Alumnae of Douglass College, Chair of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006- present; Chairman of the Board of Trustees, 2006-present	Private Investor, 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	78	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame (2001- 2016).

*	As of June 30, 2019.

^	Chair of the Audit Committee.

#	Chair of the Contracts Review Committee.

†	Co-Chair of the Governance, Nominating and Compliance Committee.

‡	Chair of the Investment Committee.

WisdomTree Trust	163

Trustees and Officers Information (unaudited) (concluded)

Interested Trustee and Officers

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer*	Other Directorships Held by Trustee/ Officer During the Past 5 Years
Jonathan Steinberg** (1964)	Trustee, 2005- present; President, 2005- present	President, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. since 2012; Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. since 2005.	78	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.

David Castano** (1971)	Treasurer, 2013- present	Director of Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2011.	78	None

Terry Jane Feld** (1960)	Chief Compliance Officer, 2012- present	Chief Compliance Officer, WisdomTree Asset Management, Inc. since 2012; Senior Compliance Officer, WisdomTree Asset Management since 2011.	78	None

Ryan Louvar** (1972)	Secretary and Chief Legal Officer, 2013- present	General Counsel, WisdomTree Asset Management, Inc. since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	78	None

Joanne Antico** (1975)	Assistant Secretary, 2018- present	Assistant General Counsel, WisdomTree Asset Management, Inc. since 2016; Executive Director and Assistant Secretary, Morgan Stanley Investment Management Inc., 2005 to 2016.	78	None

Clint Martin** (1977)	Assistant Treasurer, 2015- present	Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2012.	78	None

*	As of June 30, 2019.

**	Elected by and serves at the pleasure of the Board.

164	WisdomTree Trust

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year or period ended June 30, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year or period ended June 30, 2019, the following represents the maximum amount of ordinary income distributions that may be considered qualified dividend income:

Fund	Qualified Dividend Income
Dynamic Currency Hedged International Equity Fund	$7,781,170
Dynamic Currency Hedged International Quality Dividend Growth Fund	465,146
Dynamic Currency Hedged International SmallCap Equity Fund	790,071
Emerging Markets Dividend Fund	1,163,495
Europe Multifactor Fund	244,231
Global ex-Mexico Equity Fund	1,500,861
ICBCCS S&P China 500 Fund	271,255
Japan Multifactor Fund	65,184
Fundamental U.S. Corporate Bond Fund	—
Fundamental U.S. High Yield Corporate Bond Fund	—
Fundamental U.S. Short-Term Corporate Bond Fund	—
Fundamental U.S. Short-Term High Yield Corporate Bond Fund	—
Dynamic Bearish U.S. Equity Fund	—
Dynamic Long/Short U.S. Equity Fund	2,974,916
90/60 U.S. Balanced Fund[1]	59,123
Balanced Income Fund	57,214
[1]	For the period August 2, 2018 (commencement of operations) through June 30, 2019.

The Funds designate the following amount of ordinary income distributions paid during the fiscal year or period ended June 30, 2019 from qualified short-term gains and qualified interest income:

Fund	Qualified Short- Term Gains	Qualified Interest Income
Dynamic Currency Hedged International Equity Fund	0.00%	0.00%
Dynamic Currency Hedged International Quality Dividend Growth Fund	100.00%	0.00%
Dynamic Currency Hedged International SmallCap Equity Fund	0.00%	0.00%
Emerging Markets Dividend Fund	0.00%	0.00%
Europe Multifactor Fund	0.00%	0.00%
Global ex-Mexico Equity Fund	0.00%	0.00%
ICBCCS S&P China 500 Fund	0.00%	0.00%
Japan Multifactor Fund	0.00%	0.00%
Fundamental U.S. Corporate Bond Fund	0.00%	100.00%
Fundamental U.S. High Yield Corporate Bond Fund	0.00%	100.00%
Fundamental U.S. Short-Term Corporate Bond Fund	0.00%	100.00%
Fundamental U.S. Short-Term High Yield Corporate Bond Fund	0.00%	100.00%
Dynamic Bearish U.S. Equity Fund	0.00%	0.00%
Dynamic Long/Short U.S. Equity Fund	0.00%	0.00%
90/60 U.S. Balanced Fund[1]	0.00%	0.00%
Balanced Income Fund	0.00%	0.00%
[1]	For the period August 2, 2018 (commencement of operations) through June 30, 2019.

WisdomTree Trust	165

Supplemental Information (unaudited) (concluded)

The following represents the percentage of dividends paid during the fiscal year or period ended June 30, 2019, that qualify for the 70% dividends received deduction for corporate shareholders:

Fund	Dividends-Received Deduction
Dynamic Currency Hedged International Equity Fund	—
Dynamic Currency Hedged International Quality Dividend Growth Fund	—
Dynamic Currency Hedged International SmallCap Equity Fund	—
Emerging Markets Dividend Fund	—
Europe Multifactor Fund	—
Global ex-Mexico Equity Fund	53.32%
ICBCCS S&P China 500 Fund	0.29%
Japan Multifactor Fund	—
Fundamental U.S. Corporate Bond Fund	—
Fundamental U.S. High Yield Corporate Bond Fund	—
Fundamental U.S. Short-Term Corporate Bond Fund	—
Fundamental U.S. Short-Term High Yield Corporate Bond Fund	—
Dynamic Bearish U.S. Equity Fund	—
Dynamic Long/Short U.S. Equity Fund	91.23%
90/60 U.S. Balanced Fund[1]	54.57%
Balanced Income Fund	26.59%
[1]	For the period August 2, 2018 (commencement of operations) through June 30, 2019.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries during the fiscal year or period ended June 30, 2019. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
Dynamic Currency Hedged International Equity Fund	$9,356,505	$645,831
Dynamic Currency Hedged International Quality Dividend Growth Fund	154,433	12,107
Dynamic Currency Hedged International SmallCap Equity Fund	1,014,111	91,484
Emerging Markets Dividend Fund	1,752,761	217,207
Europe Multifactor Fund	435,800	44,659
Global ex-Mexico Equity Fund	—	—
ICBCCS S&P China 500 Fund	324,440	35,273
Japan Multifactor Fund	66,424	7,475
Fundamental U.S. Corporate Bond Fund	—	—
Fundamental U.S. High Yield Corporate Bond Fund	—	—
Fundamental U.S. Short-Term Corporate Bond Fund	—	—
Fundamental U.S. Short-Term High Yield Corporate Bond Fund	—	—
Dynamic Bearish U.S. Equity Fund	—	—
Dynamic Long/Short U.S. Equity Fund	—	—
90/60 U.S. Balanced Fund[1]	—	—
Balanced Income Fund	11,623	1,535
[1]	For the period August 2, 2018 (commencement of operations) through June 30, 2019.

166	WisdomTree Trust

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent

12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Beginning in April 2019, the Funds will cease filing Form N-Q and will commence filing Form N-PORT. Part F of each Fund’s Form N-PORT filings for the first and third fiscal quarters will contain the complete schedule of portfolio holdings in the same manner as previously filed on Form N-Q. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). Copies of the filings may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com.

WisdomTree Trust	167

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus, containing this and other information, is available at www.wisdomtree.com, or by calling 1-866-909-WISE (9473). Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal. Past performance does not guarantee future results. Indexes are unmanaged and you cannot invest directly in an index.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Fixed income investments are subject to interest rate risk; their value will normally decline as interest rates rise. In addition, when interest rates fall income may decline. Fixed income investments are also subject to credit risk, the risk that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. High-yield or “junk” bonds have lower credit ratings and involve a greater risk to principal. While the Fundamental Fixed Income Funds attempt to limit credit and counterparty exposure, the value of an investment in the Funds may change quickly and without warning in response to issuer or counterparty defaults and changes in the credit ratings of the Fund’s portfolio investments. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only by Authorized Participants in large creation unit sizes of shares.

WisdomTree Trust

245 Park Avenue, 35th Floor

New York, NY 10167

WisdomTree Fund shares are distributed by Foreside Fund Services, LLC, in the U.S. only.

WTGM - 2717

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	The code of ethics is attached hereto as exhibit 13(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is David Chrencik, who is an independent Trustee of the Trust, as that term is defined under Item 3(a) (2).

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $374,142 for 2019 and $459,860 for 2018.

Audit-Related Fees

(b)

The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2019 and $0 for 2018.

Tax Fees

(c)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $149,895 for 2019 and $153,745 for 2018.

All Other Fees

(d)

The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2019 and $0 for 2018.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c) (7) (A), the Registrant’s audit committee charter provides that the audit committee shall select and approve in advance the retention of independent accountants to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve prior to appointment the engagement of the principal accountant to provide other audit services to the Registrant or to provide non-audit services to the Registrant, its investment adviser, or any entity controlling, controlled by, or under common control with its investment adviser (“adviser/affiliate”) that provides ongoing services to the Registrant, if the engagement by the investment adviser or adviser affiliate relates directly to the operations and financial reporting of the Registrant. The audit committee must also, prior to appointment of the engagement of the principal accountant, review and approve the fees proposed to be charged to the Registrant by the auditors for each audit and non-audit service. The audit committee must also consider whether non-audit services provided by the Registrant’s principal accountant to the Registrant’s investment adviser, or adviser/affiliate that provides ongoing services to the Trust are compatible with maintaining the auditor’s independence.

(e)(2)	The Registrant’s audit committee has approved 100% of services described in each of Items 4(b) through (d) pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years were $149,895 for 2019 and $153,745 for 2018.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is an issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a) (58)A of the Exchange Act. The Registrant’s audit committee members are David Chrencik, Melinda Raso Kirstein and Victor Ugolyn.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	WisdomTree Trust

By (Signature and Title)	/s/ Jonathan Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: September 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jonathan Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: September 3, 2019

By (Signature and Title)	/s/ David Castano
David Castano, Treasurer
(principal financial officer)

Date: September 3, 2019